UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05199

Columbia Funds Variable Insurance Trust

(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Ryan Larrenaga

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
December 31, 2017
Columbia Variable Portfolio – Small Company Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Small Company Growth Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Small Company Growth Fund (the Fund) seeks long-term capital appreciation.
Portfolio management
Daniel Cole, CFA
Co-Portfolio Manager
Managed Fund since 2015
Wayne Collette, CFA
Co-Portfolio Manager
Managed Fund since 2010
Lawrence Lin, CFA
Co-Portfolio Manager
Managed Fund since 2010
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	10 Years
Class 1	01/01/89	29.25	15.17	7.42
Class 2	06/01/00	28.84	14.87	7.15
Russell 2000 Growth Index		22.17	15.21	9.19
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2007 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Small Company Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Top 10 holdings (%) (at December 31, 2017)
LendingTree, Inc.	3.1
Veeva Systems Inc., Class A	3.1
Paycom Software, Inc.	2.9
Coherent, Inc.	2.6
Wageworks, Inc.	2.4
Fair Isaac Corp.	2.4
Bio-Techne Corp.	2.4
Six Flags Entertainment Corp.	2.2
Simpson Manufacturing Co., Inc.	1.9
Ellie Mae, Inc.	1.9
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at December 31, 2017)
Common Stocks	97.5
Convertible Bonds	0.2
Money Market Funds	2.3
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2017)
Consumer Discretionary	20.3
Consumer Staples	0.6
Energy	3.9
Financials	7.5
Health Care	25.7
Industrials	14.0
Information Technology	22.1
Materials	4.2
Real Estate	1.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2017, the Fund’s Class 2 shares returned 28.84%. The Fund outperformed its benchmark, the Russell 2000 Growth Index, which returned 22.17% for the same time period. Fund performance was largely driven by stock selection, as we tend to maintain sector weights close to that of the benchmark. Information technology, health care, consumer discretionary and financials were the strongest contributors to relative performance. An overweight position in the energy sector detracted from results.
Confident investors drove markets higher in 2017
The year 2017 was a tumultuous year in U.S. politics and around the globe, as tensions with North Korea and Iran remained high. Yet investors were confident about the prospects for stronger economic growth and lower taxes and continued to drive the financial markets higher. Economic growth picked up early in the year, as gross domestic product (GDP) expanded at an annualized rate of more than 3.0% for two consecutive quarters for the first time since 2014; 3% is the long-term historical average growth rate of GDP. Even though jobs were lost as a result of hurricane disruptions during the third quarter, the unemployment rate fell to 4.1%, as the U.S. labor market added more than 170,000 new jobs per month during the year. Wage growth failed to keep pace with job growth, but there was hope that lower corporate tax rates would move companies to raise wages more robustly in the year ahead. A tight job market was also expeted to put pressure on wages. At 4.1% unemployment, the U.S. economy is at what most economists consider full employment. Global growth and a weaker dollar boosted exports. Robust manufacturing activity, higher consumer spending and expectations that less stringent regulation in certain industries would further boost growth also supported investor confidence.
The Federal Reserve raised the target range on its key short-term interest rate, the federal funds rate, three times in 2017, citing solid job and economic growth and progress toward its 2.0% inflation target. The federal funds rate target started the year at 0.75% to 1.0% and ended the year at 1.25% to 1.50%. Short-term rates rose, but the 10-year Treasury benchmark closed the year approximately where it started.
Equity returns were especially strong in 2017. The Dow Jones Industrial Average reached four 1,000 point milestones, opening just above 20,000 in January and closing just under 25,000 on December 29, 2017. The S&P 500 Index, a broad-based measure of U.S. equity returns, gained 21.83% during the same time period. The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks returns of U.S. investment-grade government and corporate bonds, gained 3.54%. Technology was the strongest-performing equity market sector in 2017.
Contributors and detractors
Stock selection was strongest in the information technology, health care, consumer discretionary and financials sectors. On an individual basis, LendingTree, Shopify and Paycom Software were top contributors to relative results. LendingTree created a digital marketplace that connects lenders and borrowers of mortgages in a quicker and more efficient way. It has increased service offerings such as credit monitoring and repair, home value and equity tracking and savings and deposits management. LendingTree continued to be a top holding. Shopify’s cloud-based platform provides 80% of the functions needed by a small business to create and operate a virtual storefront. A focus on affordability and ease of use has allowed it to capture market share from more expensive competitors. As Shopify shares exceeded our fair value estimate and market capitalization grew well beyond our parameters, we sold the stock. Paycom Software, which offers payroll management software to small- and mid-sized businesses, has expanded its market share with a solidly profitable business model. We saw additional growth potential and continued to hold shares.
Investments in the oil service industry detracted from Fund results. Most of the Fund’s holdings in this segment are in our “special situations” bucket, as positions that we believe offer diversification and good risk/reward potential but are not necessarily businesses that can consistently compound earnings over the long term. This year, oil service stocks lagged, and Pioneer Energy Services was a primary detractor from relative returns. Positions in ARC Document Solutions and TESARO also hurt results. ARC Document Solutions, a document solutions provider for the architectural, engineering and construction industry, struggled to offset declines in its traditional print business with sales of its new digital technologies. Oncology-based biopharmaceutical company Tesaro lost ground on investor fears that the company faces increased competition for its PARP Inhibitor drug called Zejula, which is being used to treat ovarian cancer. We added to the Fund’s position because we believed those fears were overblown. We believed the potential additional cancer indications treated by Zejula, as well as the company’s emerging immuno-oncology pipeline, were significantly undervalued.
4	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
At period’s end
In a favorable environment for economic growth, especially in light of tax reform and lighter regulation, we continued to adhere to our investment process: seeking companies with core competitive advantages, which we believe can help them grow at above-average rates and offer the potential to earn greater than their cost of capital, thus creating shareholder value over time.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,132.00	1,020.29	4.94	4.68	0.93
Class 2	1,000.00	1,000.00	1,130.50	1,019.05	6.27	5.94	1.18
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2017

Portfolio of Investments
December 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 97.9%
Issuer	Shares	Value ($)
Consumer Discretionary 19.9%
Auto Components 2.6%
Cooper-Standard Holding, Inc.(a)	1,926	235,935
LCI Industries	4,334	563,420
Total		799,355
Hotels, Restaurants & Leisure 5.7%
Chuy’s Holdings, Inc.(a)	5,841	163,840
Extended Stay America, Inc.	7,568	143,792
Hilton Grand Vacations, Inc.(a)	11,290	473,616
Six Flags Entertainment Corp.	10,154	675,952
Texas Roadhouse, Inc.	5,649	297,589
Total		1,754,789
Household Durables 1.0%
TopBuild Corp.(a)	3,964	300,233
Internet & Direct Marketing Retail 2.2%
Liberty Expedia Holdings, Inc., Class A(a)	12,023	532,979
Nutrisystem, Inc.	2,955	155,433
Total		688,412
Media 1.5%
Nexstar Media Group, Inc., Class A	6,068	474,518
Multiline Retail 1.8%
Ollie’s Bargain Outlet Holdings, Inc.(a)	10,251	545,866
Specialty Retail 5.1%
At Home Group, Inc.(a)	7,705	234,155
Camping World Holdings, Inc., Class A	5,785	258,763
Floor & Decor Holdings, Inc.(a)	10,215	497,266
Michaels Companies, Inc. (The)(a)	10,864	262,800
Party City Holdco, Inc.(a)	13,911	194,059
Tile Shop Holdings, Inc.	14,660	140,736
Total		1,587,779
Total Consumer Discretionary		6,150,952
Consumer Staples 0.6%
Household Products 0.6%
Central Garden & Pet Co.(a)	4,336	168,757
Total Consumer Staples		168,757
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 3.8%
Energy Equipment & Services 2.7%
Matrix Service Co.(a)	10,475	186,455
Oil States International, Inc.(a)	12,048	340,958
Patterson-UTI Energy, Inc.	13,544	311,648
Total		839,061
Oil, Gas & Consumable Fuels 1.1%
RSP Permian, Inc.(a)	8,505	345,983
Total Energy		1,185,044
Financials 7.4%
Banks 2.3%
Carolina Financial Corp.	7,920	294,228
ConnectOne Bancorp, Inc.	8,290	213,467
Heritage Financial Corp.	6,407	197,336
Total		705,031
Capital Markets 1.3%
MarketAxess Holdings, Inc.	1,569	316,546
Pzena Investment Management, Inc., Class A	9,176	97,908
Total		414,454
Thrifts & Mortgage Finance 3.8%
LendingTree, Inc.(a)	2,765	941,344
WSFS Financial Corp.	4,635	221,785
Total		1,163,129
Total Financials		2,282,614
Health Care 25.1%
Biotechnology 8.0%
Ablynx NV, ADR(a)	5,151	128,723
ACADIA Pharmaceuticals, Inc.(a)	2,631	79,219
Alder Biopharmaceuticals, Inc.(a)	8,054	92,218
Avexis, Inc.(a)	651	72,046
bluebird bio, Inc.(a)	724	128,944
Blueprint Medicines Corp.(a)	1,306	98,485
Clovis Oncology, Inc.(a)	1,788	121,584
Dynavax Technologies Corp.(a)	4,946	92,490
Immunomedics, Inc.(a)	10,524	170,068
Insmed, Inc.(a)	3,675	114,587
Intercept Pharmaceuticals, Inc.(a)	1,266	73,960
Jounce Therapeutics, Inc.(a)	4,499	57,362

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Keryx Biopharmaceuticals, Inc.(a)	21,594	100,412
Loxo Oncology, Inc.(a)	1,464	123,240
NewLink Genetics Corp.(a)	6,187	50,177
Nightstar Therapeutics PLC, ADR(a)	3,340	45,758
OncoMed Pharmaceuticals, Inc.(a)	15,316	62,796
Puma Biotechnology, Inc.(a)	2,391	236,350
Sage Therapeutics, Inc.(a)	1,170	192,711
Spark Therapeutics, Inc.(a)	2,437	125,311
TESARO, Inc.(a)	1,926	159,608
uniQure NV(a)	4,185	81,984
vTv Therapeutics, Inc., Class A(a)	10,701	64,313
Total		2,472,346
Health Care Equipment & Supplies 4.3%
Cantel Medical Corp.	4,523	465,281
Neogen Corp.(a)	3,732	306,808
West Pharmaceutical Services, Inc.	5,753	567,648
Total		1,339,737
Health Care Providers & Services 1.5%
Chemed Corp.	1,849	449,344
Health Care Technology 3.5%
Veeva Systems Inc., Class A(a)	16,857	931,855
Vocera Communications, Inc.(a)	5,425	163,943
Total		1,095,798
Life Sciences Tools & Services 4.5%
Bio-Techne Corp.	5,513	714,209
INC Research Holdings, Inc. Class A(a)	7,517	327,741
Pra Health Sciences, Inc.(a)	3,681	335,229
Total		1,377,179
Pharmaceuticals 3.3%
Aerie Pharmaceuticals, Inc.(a)	2,216	132,406
GW Pharmaceuticals PLC, ADR(a)	521	68,777
Odonate Therapeutics, Inc.(a)	2,981	74,525
Pacira Pharmaceuticals, Inc.(a)	2,863	130,696
Prestige Brands Holdings, Inc.(a)	9,549	424,071
Supernus Pharmaceuticals, Inc.(a)	4,795	191,081
Total		1,021,556
Total Health Care		7,755,960
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 13.7%
Aerospace & Defense 0.8%
Teledyne Technologies, Inc.(a)	1,342	243,103
Airlines 1.0%
Copa Holdings SA, Class A	2,250	301,635
Building Products 3.6%
Advanced Drainage Systems, Inc.	9,581	228,507
Simpson Manufacturing Co., Inc.	10,220	586,730
Trex Co., Inc.(a)	2,619	283,874
Total		1,099,111
Commercial Services & Supplies 2.3%
Deluxe Corp.	5,341	410,402
Healthcare Services Group, Inc.	5,950	313,684
Total		724,086
Machinery 1.6%
ITT, Inc.	5,760	307,411
Sun Hydraulics Corp.	2,744	177,510
Total		484,921
Professional Services 2.4%
Wageworks, Inc.(a)	11,869	735,878
Road & Rail 0.8%
Saia, Inc.(a)	3,508	248,191
Trading Companies & Distributors 1.2%
Watsco, Inc.	2,282	388,031
Total Industrials		4,224,956
Information Technology 21.6%
Communications Equipment 0.4%
Lumentum Holdings, Inc.(a)	2,463	120,441
Electronic Equipment, Instruments & Components 2.5%
Coherent, Inc.(a)	2,785	785,983
Internet Software & Services 4.8%
Alteryx, Inc., Class A(a)	4,969	125,566
j2 Global, Inc.	5,127	384,679
Match Group, Inc.(a)	16,830	526,947
TrueCar, Inc.(a)	23,999	268,789
Wix.com Ltd.(a)	3,047	175,355
Total		1,481,336

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 1.3%
EPAM Systems, Inc.(a)	1,656	177,904
Euronet Worldwide, Inc.(a)	2,502	210,844
Total		388,748
Semiconductors & Semiconductor Equipment 2.6%
MKS Instruments, Inc.	5,152	486,864
Silicon Laboratories, Inc.(a)	3,648	322,118
Total		808,982
Software 10.0%
Callidus Software, Inc.(a)	11,233	321,825
Ellie Mae, Inc.(a)	6,514	582,352
Everbridge, Inc.(a)	9,892	293,990
Fair Isaac Corp.	4,687	718,048
Paycom Software, Inc.(a)	10,814	868,689
Pegasystems, Inc.	4,644	218,965
PROS Holdings, Inc.(a)	2,971	78,583
Total		3,082,452
Total Information Technology		6,667,942
Materials 4.1%
Chemicals 1.8%
Ingevity Corp.(a)	2,404	169,410
KMG Chemicals, Inc.	5,804	383,528
Total		552,938
Construction Materials 1.9%
Summit Materials, Inc., Class A(a)	9,840	309,370
U.S. Concrete, Inc.(a)	3,374	282,235
Total		591,605
Common Stocks (continued)
Issuer	Shares	Value ($)
Paper & Forest Products 0.4%
Neenah, Inc.	1,365	123,737
Total Materials		1,268,280
Real Estate 1.7%
Equity Real Estate Investment Trusts (REITS) 1.7%
Coresite Realty Corp.	1,840	209,576
STORE Capital Corp.	12,030	313,261
Total		522,837
Total Real Estate		522,837
Total Common Stocks (Cost $25,562,696)		30,227,342

Convertible Bonds 0.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Health Care 0.2%
Novavax, Inc.
02/01/2023	3.750%	150,000	70,125
Total Convertible Bonds (Cost $68,822)			70,125

Money Market Funds 2.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(b),(c)	718,160	718,160
Total Money Market Funds (Cost $718,129)		718,160
Total Investments (Cost: $26,349,647)		31,015,627
Other Assets & Liabilities, Net		(135,172)
Net Assets		30,880,455

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	816,416	16,664,264	(16,762,520)	718,160	71	31	5,283	718,160
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
December 31, 2017
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	6,150,952	—	—	—	6,150,952
Consumer Staples	168,757	—	—	—	168,757
Energy	1,185,044	—	—	—	1,185,044
Financials	2,282,614	—	—	—	2,282,614
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Health Care	7,755,960	—	—	—	7,755,960
Industrials	4,224,956	—	—	—	4,224,956
Information Technology	6,667,942	—	—	—	6,667,942
Materials	1,268,280	—	—	—	1,268,280
Real Estate	522,837	—	—	—	522,837
Total Common Stocks	30,227,342	—	—	—	30,227,342
Convertible Bonds	—	70,125	—	—	70,125
Money Market Funds	—	—	—	718,160	718,160
Total Investments	30,227,342	70,125	—	718,160	31,015,627
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2017	11

Statement of Assets and Liabilities
December 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$25,631,518
Investments in affiliated issuers, at cost	718,129
Investments in unaffiliated issuers, at value	30,297,467
Investments in affiliated issuers, at value	718,160
Receivable for:
Investments sold	8,044
Capital shares sold	1,141
Dividends	6,641
Interest	2,328
Expense reimbursement due from Investment Manager	7,573
Prepaid expenses	121
Trustees’ deferred compensation plan	40,633
Total assets	31,082,108
Liabilities
Payable for:
Capital shares purchased	75,215
Management services fees	21,197
Distribution and/or service fees	106
Service fees	3,620
Compensation of board members	28,248
Compensation of chief compliance officer	3
Audit fees	26,632
Other expenses	5,999
Trustees’ deferred compensation plan	40,633
Total liabilities	201,653
Net assets applicable to outstanding capital stock	$30,880,455
Represented by
Paid in capital	21,881,747
Excess of distributions over net investment income	(83,733)
Accumulated net realized gain	4,416,461
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	4,665,949
Investments - affiliated issuers	31
Total - representing net assets applicable to outstanding capital stock	$30,880,455
Class 1
Net assets	$30,340,642
Shares outstanding	1,621,574
Net asset value per share	$18.71
Class 2
Net assets	$539,813
Shares outstanding	30,034
Net asset value per share	$17.97
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2017

Statement of Operations
Year Ended December 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$151,212
Dividends — affiliated issuers	5,283
Interest	4,267
Foreign taxes withheld	(179)
Total income	160,583
Expenses:
Management services fees	253,319
Distribution and/or service fees
Class 2	1,307
Service fees
Class 1	19,220
Class 2	360
Transfer agent fees
Class 1	8,424
Class 2	150
Compensation of board members	21,190
Custodian fees	16,891
Printing and postage fees	8,711
Audit fees	27,507
Legal fees	795
Compensation of chief compliance officer	12
Other	7,433
Total expenses	365,319
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(93,258)
Total net expenses	272,061
Net investment loss	(111,478)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	4,640,485
Investments — affiliated issuers	71
Foreign currency translations	(229)
Net realized gain	4,640,327
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	2,966,687
Investments — affiliated issuers	31
Net change in unrealized appreciation (depreciation)	2,966,718
Net realized and unrealized gain	7,607,045
Net increase in net assets resulting from operations	$7,495,567
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2017	13

Statement of Changes in Net Assets
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment loss	$(111,478)	$(36,792)
Net realized gain	4,640,327	1,654,546
Net change in unrealized appreciation (depreciation)	2,966,718	1,569,748
Net increase in net assets resulting from operations	7,495,567	3,187,502
Distributions to shareholders
Net realized gains
Class 1	(1,551,026)	(5,250,673)
Class 2	(29,649)	(96,539)
Total distributions to shareholders	(1,580,675)	(5,347,212)
Increase (decrease) in net assets from capital stock activity	(2,399,665)	1,551,337
Total increase (decrease) in net assets	3,515,227	(608,373)
Net assets at beginning of year	27,365,228	27,973,601
Net assets at end of year	$30,880,455	$27,365,228
Excess of distributions over net investment income	$(83,733)	$(55,451)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	121,514	2,012,224	106,399	1,667,671
Distributions reinvested	91,994	1,551,026	366,667	5,250,673
Redemptions	(349,288)	(5,945,182)	(346,728)	(5,365,548)
Net increase (decrease)	(135,780)	(2,381,932)	126,338	1,552,796
Class 2
Subscriptions	4,502	71,299	5,656	83,761
Distributions reinvested	1,829	29,649	6,996	96,539
Redemptions	(7,064)	(118,681)	(12,171)	(181,759)
Net increase (decrease)	(733)	(17,733)	481	(1,459)
Total net increase (decrease)	(136,513)	(2,399,665)	126,819	1,551,337
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2017	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class 1
12/31/2017	$15.31	(0.06)	4.43	4.37	—	(0.97)
12/31/2016	$16.85	(0.02)	1.93	1.91	—	(3.45)
12/31/2015	$17.04	(0.08)	0.82	0.74	—	(0.93)
12/31/2014	$18.20	(0.08)	(0.78)	(0.86)	—	(0.30)
12/31/2013	$12.97	(0.09)	5.34	5.25	(0.02)	—
Class 2
12/31/2017	$14.75	(0.10)	4.25	4.15	—	(0.93)
12/31/2016	$16.34	(0.06)	1.87	1.81	—	(3.40)
12/31/2015	$16.59	(0.12)	0.80	0.68	—	(0.93)
12/31/2014	$17.77	(0.12)	(0.76)	(0.88)	—	(0.30)
12/31/2013	$12.69	(0.12)	5.20	5.08	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.97)	$18.71	29.25%	1.25%	0.93%	(0.38%)	153%	$30,341
(3.45)	$15.31	12.74%	1.29%	0.94%	(0.13%)	183%	$26,912
(0.93)	$16.85	3.83%	1.17%	0.96%	(0.47%)	150%	$27,479
(0.30)	$17.04	(4.64%)	1.17%	0.96%	(0.50%)	138%	$30,488
(0.02)	$18.20	40.47%	1.14%	0.97%	(0.55%)	127%	$38,072

(0.93)	$17.97	28.84%	1.50%	1.18%	(0.63%)	153%	$540
(3.40)	$14.75	12.53%	1.54%	1.19%	(0.38%)	183%	$454
(0.93)	$16.34	3.56%	1.42%	1.21%	(0.72%)	150%	$495
(0.30)	$16.59	(4.86%)	1.43%	1.21%	(0.75%)	138%	$437
—	$17.77	40.03%	1.39%	1.22%	(0.79%)	127%	$471
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2017	17

Notes to Financial Statements
December 31, 2017
Note 1. Organization
Columbia Variable Portfolio – Small Company Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but
18	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported,
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2017	19

Notes to Financial Statements  (continued)
December 31, 2017
estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
20	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2017 was 0.87% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Service fees
Effective July 1, 2017, the Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund bears a service fee paid to Participating Insurance Companies and other financial intermediaries up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2017, was 0.07% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Transfer agency fees
Prior to July 1, 2017, the Fund was a party to a Transfer and Dividend Disbursing Agent Agreement with the Transfer Agent. The annual fee rate under this agreement was 0.06% of the Fund’s average daily net assets attributable to each share class. Effective July 1, 2017, the Fund no longer pays a transfer agency fee. The effective transfer agency fee rate for the year ended December 31, 2017, was 0.03% of the Fund’s average daily net assets attributable to each share class.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2017	21

Notes to Financial Statements  (continued)
December 31, 2017
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2018
Class 1	0.93%
Class 2	1.18
The Fund had a voluntary expense reimbursement arrangement from May 1, 2017 to June 30, 2017. The annual limitation rates were the same under the voluntary expense reimbursement arrangement, which changed to a contractual arrangement on July 1, 2017 through April 30, 2018.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2017, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (PFIC) holdings, re-characterization of distributions for investments, trustees’ deferred compensation, foreign currency transactions and net operating loss reclassification. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
83,196	(83,195)	(1)
22	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
December 31, 2017			December 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
1,295,073	285,602	1,580,675	2,721,753	2,625,459	5,347,212
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
3,249,876	1,218,092	—	4,596,492
At December 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
26,419,135	5,159,803	(563,311)	4,596,492
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $44,062,253 and $47,975,518, respectively, for the year ended December 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
December 31, 2017
charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended December 31, 2017.
Note 8. Significant risks
Health care sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Shareholder concentration risk
At December 31, 2017, unaffiliated shareholders of record owned 79.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates
24	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2017	25

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – Small Company Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Small Company Growth Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
26	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2017.
Dividends received deduction	Capital gain dividend
15.13%	$1,280,572
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2017	27

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	66	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	66	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	66	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	66	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	66	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
28	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	66	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	66	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	66	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	66	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2017	29

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	191	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
30	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2017	31

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
32	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2017

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Columbia Variable Portfolio – Small Company Growth Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
C-1506 AP (2/18)

Annual Report
December 31, 2017
Columbia Variable Portfolio – Small Cap Value Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Small Cap Value Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Small Cap Value Fund (the Fund) seeks long-term capital appreciation.
Portfolio management
Jeremy Javidi, CFA
Manager
Managed Fund since 2005
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	10 Years
Class 1	05/19/98	14.31	14.63	9.00
Class 2	06/01/00	13.98	14.38	8.79
Russell 2000 Value Index		7.84	13.01	8.17
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2007 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Small Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Top 10 holdings (%) (at December 31, 2017)
Radian Group, Inc.	1.4
Sunstone Hotel Investors, Inc.	1.2
MGIC Investment Corp.	1.1
RLJ Lodging Trust	1.1
Delek U.S. Holdings, Inc.	1.0
BankUnited, Inc.	1.0
UMB Financial Corp.	1.0
FirstCash, Inc.	1.0
American Equity Investment Life Holding Co.	0.9
United Natural Foods, Inc.	0.9
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at December 31, 2017)
Common Stocks	98.7
Money Market Funds	1.3
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2017)
Consumer Discretionary	9.5
Consumer Staples	7.8
Energy	8.0
Financials	30.0
Health Care	8.5
Industrials	12.4
Information Technology	7.5
Materials	7.1
Real Estate	7.7
Telecommunication Services	0.5
Utilities	1.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2017, the Fund’s Class 2 shares returned 13.98%. The Fund solidly outperformed the Russell 2000 Value Index, which gained 7.84%. The biggest boost to relative performance came from security selection, which remained focused on higher quality small-cap companies, with good earnings growth prospects, solid balance sheets and strong cash flows, trading below the intrinsic value of the ongoing business.
Exuberant investors drove markets higher in 2017
Although it was a tumultuous year in U.S. politics and global tensions remained high, investors banked on stronger economic growth and lower taxes, which helped drive the financial markets higher in 2017. Economic growth picked up as the year progressed, with gross domestic product (GDP) expanding at over 3.0% in back-to-back quarters for the first time in three years. Even though jobs were lost as a result of hurricane disruptions during the third quarter, the unemployment rate fell to 4.1%, a rate regarded as full employment and a 17-year low. Congress passed a major tax overhaul in late December, which lowered statutory corporate tax rates from 35% to 21%.
In 2017, corporate profits were much stronger than expected, helped by robust manufacturing activity, higher consumer spending and rising business confidence. Improved global economic growth and a weaker dollar boosted exports, and expectations for less stringent regulation in certain industries also supported investor confidence. Against this improved backdrop, the Federal Reserve inched the target range on a key short-term interest rate higher three times in 2017. However, the yield on the 10-year Treasury benchmark closed the year approximately where it started.
For the calendar year 2017, equity returns were especially strong. The Dow Jones Industrial Average reached four 1,000-point milestones, opening just above 20,000 in January and closing at just under 25,000 at year-end. The S&P 500 Index, a broad-based measure of U.S. equity returns, gained 21.83%, led higher by outsized gains in the information technology sector. Growth stocks outpaced value stocks by a significant margin, and larger cap securities beat small-cap securities, as the latter digested the gains from a banner year in 2016. However, small-cap returns picked up in the second half of the year in anticipation of the tax reform’s impact on U.S.-focused companies. Higher quality companies also fared well because the new tax law’s limits on interest deductibility had less impact on their balance sheets.
Within the benchmark, top-performing sectors included health care, which we believe had been mispriced at the start of 2017, along with the more economically sensitive industrials, materials and information technology sectors. Laggards in the benchmark included energy stocks, which were held back by cash flow erosion from continued low oil prices. The more defensive telecommunication services and consumer staples sectors also were weak performers.
Contributors and detractors
Stock selection in the health care, industrials, materials and information technology sectors gave the biggest boosts to the Fund’s relative performance this past year. Health care stocks, which represented a sizable overweight, generated strong gains as investors began to realize that concerns about drug price caps had been overdone. The Fund benefited especially from owning two biotechnology stocks that soared during the year: Puma Biotechnology, which received a green light from regulators for a new breast cancer drug, and Dynavax Technologies, which rallied after receiving approval to market its new hepatitis B vaccine. Puma was not in the benchmark. Another standout was generic pharmaceuticals company Impax Laboratories. We added to the Fund’s stake in Impax in February when concern around generic drug pricing weighed on the stock. As investors realized that these fears were overblown, the stock more than doubled in price. News that the company had hired a highly regarded industry veteran as its new CEO also aided results.
Security selection in the materials and industrials sectors gave a further boost to relative performance. Tronox was among the standouts in materials. The company produces titanium dioxide, which is used to add brightness, whiteness and opacity to a wide range of products, from paints to plastics. Tronox shares rose as the supply of titanium dioxide contracted, due in part to the closure of some competitor facilities in China. At the same time, improved global economic growth fueled increased demand for titanium dioxide. This combination bolstered pricing. In industrials, shares of Textainer Group Holdings, a shipping container company, rebounded following a shipping customer bankruptcy in 2016 that had soured investors on the group. Sentiment shifted this past year amid expectations that better global growth would boost trade and demand for shipping services. The Fund also benefited from owning some industrials that received acquisition offers this past year.
4	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
By contrast, an overweight in energy hampered relative performance. Although domestic oil prices rose from about $54 to $60 per barrel in 2017, they remained below historical averages, pressuring cash flows and keeping a lid on returns. Individual disappointments included Jones Energy, an exploration and production company that we eliminated from the portfolio before period end.
Other individual detractors included First NBC Bank Holding, AMC Entertainment and Coherus Biosciences. Shares of First NBC Bank Holding, a New Orleans-based community bank plunged when the company was forced into bankruptcy last May due to concerns related to its accounting practices, energy exposure and capital reserves. We eliminated the position from the portfolio. In the consumer discretionary sector, an investment in movie theater operator AMC Entertainment hurt results, as a lack of blockbuster movie releases in 2017 led to weak box office sales in the United States. In health care, shares of Coherus Biosciences fell sharply due to an unexpected regulatory delay related to a biosimilar drug the company has in trial. Coherus is not in the Fund’s benchmark.
At period’s end
The Fund began 2017 with a sizable overweight in health care. Given the sector’s strong performance this past year, we locked in some profits and reduced the overweight by period end. We shifted some of the proceeds into consumer staples, a sector that has been out of favor with investors and was the Fund’s largest overweight at period end. The Fund also finished the year with overweights in materials, a sector that we believe stands to benefit from expanded economic growth globally, and energy, which has the potential for gain if supply reductions lead to higher oil prices. Utilities and real estate remained underweights partly because these dividend-paying sectors have historically underperformed as interest rates rise. In addition, we trimmed exposure to the information technology and consumer discretionary sectors, leaving the Fund with modest underweights in both sectors at year end. Going forward, we expect to maintain our long-term focus on two types of small companies: 1) capital compounders — those with the potential to earn high returns on their capital and grow intrinsic value over time, and 2) contrarian opportunities, those where we think the company’s current discount to its intrinsic value has the potential to narrow over time.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,112.30	1,020.29	4.90	4.68	0.93
Class 2	1,000.00	1,000.00	1,111.20	1,019.05	6.21	5.94	1.18
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2017

Portfolio of Investments
December 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 98.6%
Issuer	Shares	Value ($)
Consumer Discretionary 9.4%
Auto Components 2.5%
Cooper Tire & Rubber Co.	84,184	2,975,904
Gentherm, Inc.(a)	45,739	1,452,213
Modine Manufacturing Co.(a)	94,868	1,916,334
Visteon Corp.(a)	26,810	3,355,004
Total		9,699,455
Diversified Consumer Services 0.4%
Carriage Services, Inc.	59,040	1,517,918
Household Durables 2.0%
Cavco Industries, Inc.(a)	14,007	2,137,468
Ethan Allen Interiors, Inc.	66,240	1,894,464
Hamilton Beach Brands Holding Co.	62	1,593
Hooker Furniture Corp.	31,043	1,317,775
Lifetime Brands, Inc.	72,847	1,201,976
Pico Holdings, Inc.	86,928	1,112,678
Total		7,665,954
Internet & Direct Marketing Retail 0.2%
FTD Companies, Inc.(a)	81,812	588,228
Leisure Products 0.4%
Malibu Boats, Inc., Class A(a)	50,702	1,507,370
Media 0.9%
AMC Entertainment Holdings, Inc., Class A	56,359	851,021
Liberty Global PLC LiLAC(a)	54,373	1,081,479
WideOpenWest, Inc.(a)	139,214	1,471,492
Total		3,403,992
Multiline Retail 0.5%
Hudson’s Bay Co.	204,316	1,833,480
Specialty Retail 2.1%
Aaron’s, Inc.	63,518	2,531,192
Sally Beauty Holdings, Inc.(a)	97,650	1,831,914
Signet Jewelers Ltd.	47,190	2,668,595
Vitamin Shoppe, Inc.(a)	238,610	1,049,884
Total		8,081,585
Textiles, Apparel & Luxury Goods 0.4%
Steven Madden Ltd.(a)	34,048	1,590,042
Total Consumer Discretionary		35,888,024
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 7.7%
Beverages 0.8%
Boston Beer Co., Inc. (The), Class A(a)	16,170	3,090,087
Food & Staples Retailing 3.5%
Andersons, Inc. (The)	62,977	1,961,734
Natural Grocers by Vitamin Cottage, Inc.(a)	196,900	1,758,317
Smart & Final Stores, Inc.(a)	195,470	1,671,268
SpartanNash Co.	93,179	2,486,016
United Natural Foods, Inc.(a)	71,130	3,504,575
Weis Markets, Inc.	47,938	1,984,154
Total		13,366,064
Food Products 2.9%
Dean Foods Co.	216,940	2,507,826
Fresh Del Monte Produce, Inc.	69,576	3,316,688
Hain Celestial Group, Inc. (The)(a)	73,500	3,115,665
Sanderson Farms, Inc.	15,690	2,177,458
Total		11,117,637
Personal Products 0.5%
Inter Parfums, Inc.	45,622	1,982,276
Total Consumer Staples		29,556,064
Energy 7.9%
Energy Equipment & Services 1.6%
Aspen Aerogels, Inc.(a)	256,366	1,251,066
Dawson Geophysical Co.(a)	215,867	1,072,859
Dril-Quip, Inc.(a)	22,430	1,069,911
Natural Gas Services Group, Inc.(a)	67,240	1,761,688
Smart Sand, Inc.(a)	120,780	1,045,955
Total		6,201,479
Oil, Gas & Consumable Fuels 6.3%
Aegean Marine Petroleum Network, Inc.	402,378	1,730,225
Callon Petroleum Co.(a)	203,768	2,475,781
Carrizo Oil & Gas, Inc.(a)	70,091	1,491,537
Delek U.S. Holdings, Inc.	109,741	3,834,351
Earthstone Energy, Inc., Class A(a)	119,808	1,273,559
Eclipse Resources Corp.(a)	402,689	966,454
Gulfport Energy Corp.(a)	174,070	2,221,133
Jagged Peak Energy, Inc.(a)	179,202	2,827,808
Pacific Ethanol, Inc.(a)	27,111	123,355

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Range Resources Corp.	131,450	2,242,537
SM Energy Co.	104,067	2,297,799
WildHorse Resource Development Corp.(a)	125,591	2,312,130
Total		23,796,669
Total Energy		29,998,148
Financials 29.6%
Banks 14.7%
BancFirst Corp.	51,172	2,617,448
BankUnited, Inc.	92,793	3,778,531
Banner Corp.	49,300	2,717,416
Boston Private Financial Holdings, Inc.	174,056	2,689,165
Bridge Bancorp, Inc.	44,101	1,543,535
Brookline Bancorp, Inc.	157,231	2,468,527
Capital City Bank Group, Inc.	88,435	2,028,699
CenterState Bank Corp.	124,203	3,195,743
Columbia Banking System, Inc.	69,909	3,036,847
Community Trust Bancorp, Inc.	39,027	1,838,172
FCB Financial Holdings, Inc., Class A(a)	58,979	2,996,133
First BanCorp(a)	338,200	1,724,820
First Citizens BancShares Inc., Class A	7,762	3,128,086
First Financial Corp.	40,259	1,825,746
First of Long Island Corp. (The)	67,450	1,922,325
Heritage Financial Corp.	42,796	1,318,117
Investors Bancorp, Inc.	203,773	2,828,369
National Bank Holdings Corp., Class A	55,085	1,786,406
Northrim BanCorp, Inc.	63,880	2,162,338
Popular, Inc.	19,987	709,339
Sierra Bancorp	37,071	984,606
Towne Bank	93,546	2,876,539
UMB Financial Corp.	50,550	3,635,556
Union Bankshares Corp.	65,750	2,378,177
Total		56,190,640
Capital Markets 1.8%
GAIN Capital Holdings, Inc.	158,442	1,584,420
INTL FCStone, Inc.(a)	67,325	2,863,332
Moelis & Co., ADR, Class A	45,654	2,214,219
Total		6,661,971
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Finance 1.3%
Enova International, Inc.(a)	95,401	1,450,095
FirstCash, Inc.	53,374	3,600,077
Total		5,050,172
Insurance 6.5%
American Equity Investment Life Holding Co.	116,657	3,584,870
Baldwin & Lyons, Inc., Class B	56,186	1,345,655
EMC Insurance Group, Inc.	54,002	1,549,317
Employers Holdings, Inc.	59,975	2,662,890
FBL Financial Group, Inc., Class A	38,329	2,669,615
Genworth Financial, Inc., Class A(a)	278,810	867,099
Global Indemnity Ltd(a)	33,509	1,408,048
Heritage Insurance Holdings, Inc.	115,897	2,088,464
Horace Mann Educators Corp.	44,511	1,962,935
National Western Life Group, Inc., Class A	7,056	2,335,677
Navigators Group, Inc. (The)	46,060	2,243,122
United Fire Group, Inc.	49,030	2,234,788
Total		24,952,480
Thrifts & Mortgage Finance 5.3%
HomeStreet, Inc.(a)	97,670	2,827,546
MGIC Investment Corp.(a)	294,224	4,151,501
Provident Financial Holdings, Inc.	51,250	943,000
Radian Group, Inc.	253,420	5,222,986
Washington Federal, Inc.	87,135	2,984,374
Western New England Bancorp, Inc.	199,713	2,176,872
WSFS Financial Corp.	38,945	1,863,518
Total		20,169,797
Total Financials		113,025,060
Health Care 8.3%
Biotechnology 4.4%
Ablynx NV, ADR(a)	46,820	1,170,032
ACADIA Pharmaceuticals, Inc.(a)	32,607	981,797
Alder Biopharmaceuticals, Inc.(a)	119,150	1,364,267
Ardelyx, Inc.(a)	129,780	856,548
Axovant Sciences Ltd.(a)	99,900	526,473
Coherus Biosciences, Inc.(a)	138,284	1,216,899
Dynavax Technologies Corp.(a)	71,948	1,345,428
Eagle Pharmaceuticals, Inc.(a)	21,036	1,123,743

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Immunomedics, Inc.(a)	91,960	1,486,073
Intercept Pharmaceuticals, Inc.(a)	16,190	945,820
Keryx Biopharmaceuticals, Inc.(a)	240,110	1,116,511
Momenta Pharmaceuticals, Inc.(a)	101,427	1,414,907
Novavax, Inc.(a)	931,814	1,155,449
OncoMed Pharmaceuticals, Inc.(a)	121,337	497,482
Puma Biotechnology, Inc.(a)	8,040	794,754
Spark Therapeutics, Inc.(a)	14,140	727,079
Total		16,723,262
Health Care Equipment & Supplies 1.2%
iRadimed Corp.(a)	142,837	2,163,981
Quotient Ltd.(a)	241,052	1,193,207
Sientra, Inc.(a)	82,821	1,164,463
Total		4,521,651
Health Care Providers & Services 0.1%
Aceto Corp.	42,853	442,672
Pharmaceuticals 2.6%
Aerie Pharmaceuticals, Inc.(a)	18,280	1,092,230
BioDelivery Sciences International, Inc.(a)	399,176	1,177,569
Dermira, Inc.(a)	30,250	841,253
Flex Pharma, Inc.(a)	168,635	588,536
Horizon Pharma PLC(a)	113,170	1,652,282
Impax Laboratories, Inc.(a)	91,120	1,517,148
Lannett Co., Inc.(a)	48,570	1,126,824
Pacira Pharmaceuticals, Inc.(a)	23,902	1,091,126
Supernus Pharmaceuticals, Inc.(a)	27,275	1,086,909
Total		10,173,877
Total Health Care		31,861,462
Industrials 12.2%
Airlines 0.4%
Spirit Airlines, Inc.(a)	30,950	1,388,108
Building Products 1.9%
Apogee Enterprises, Inc.	33,410	1,527,839
Caesarstone Ltd.(a)	50,240	1,105,280
Simpson Manufacturing Co., Inc.	41,603	2,388,428
Universal Forest Products, Inc.	54,945	2,067,031
Total		7,088,578
Common Stocks (continued)
Issuer	Shares	Value ($)
Commercial Services & Supplies 0.9%
HNI Corp.	11,470	442,398
Unifirst Corp.	17,733	2,924,172
Total		3,366,570
Construction & Engineering 0.3%
Northwest Pipe Co.(a)	70,636	1,351,973
Electrical Equipment 0.7%
Encore Wire Corp.	59,099	2,875,166
Machinery 5.3%
Albany International Corp., Class A	34,825	2,139,996
DMC Global Inc	65,938	1,651,747
EnPro Industries, Inc.	28,006	2,618,841
Gorman-Rupp Co.	47,406	1,479,541
LB Foster Co., Class A(a)	59,930	1,627,100
Lydall, Inc.(a)	29,668	1,505,651
Mueller Industries, Inc.	74,719	2,647,294
Standex International Corp.	24,740	2,519,769
Titan International, Inc.	140,124	1,804,797
Wabash National Corp.	97,240	2,110,108
Total		20,104,844
Professional Services 0.7%
Korn/Ferry International	63,170	2,613,975
Road & Rail 1.0%
Heartland Express, Inc.	75,200	1,755,168
Werner Enterprises, Inc.	56,878	2,198,335
Total		3,953,503
Trading Companies & Distributors 1.0%
Houston Wire & Cable Co.(a)	190,225	1,369,620
Textainer Group Holdings Ltd.(a)	84,207	1,810,450
Transcat, Inc.(a)	56,090	799,283
Total		3,979,353
Total Industrials		46,722,070

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 7.4%
Communications Equipment 1.6%
Acacia Communications, Inc.(a)	42,400	1,536,152
Digi International, Inc.(a)	125,529	1,198,802
Netscout Systems, Inc.(a)	109,070	3,321,182
Total		6,056,136
Electronic Equipment, Instruments & Components 1.2%
AVX Corp.	100,492	1,738,512
MTS Systems Corp.	26,279	1,411,182
OSI Systems, Inc.(a)	19,710	1,268,930
Total		4,418,624
Internet Software & Services 0.2%
Criteo SA, ADR(a)	37,175	967,665
IT Services 1.2%
Mantech International Corp., Class A	55,975	2,809,385
TeleTech Holdings, Inc.	41,020	1,651,055
Total		4,460,440
Semiconductors & Semiconductor Equipment 1.6%
Adesto Technologies Corp.(a)	134,382	866,764
Entegris, Inc.	66,870	2,036,191
MACOM Technology Solutions Holdings, Inc.(a)	104,313	3,394,345
Total		6,297,300
Software 0.7%
MicroStrategy, Inc., Class A(a)	20,560	2,699,528
Technology Hardware, Storage & Peripherals 0.9%
Electronics for Imaging, Inc.(a)	68,090	2,010,698
Stratasys Ltd.(a)	63,997	1,277,380
Total		3,288,078
Total Information Technology		28,187,771
Materials 7.0%
Chemicals 1.1%
A. Schulman, Inc.	49,440	1,841,640
Flotek Industries, Inc.(a)	127,720	595,175
Tronox Ltd., Class A	80,311	1,647,179
Total		4,083,994
Construction Materials 0.3%
Forterra, Inc.(a)	103,697	1,151,037
Common Stocks (continued)
Issuer	Shares	Value ($)
Containers & Packaging 0.5%
Greif, Inc., Class A	29,315	1,775,903
Metals & Mining 3.9%
Allegheny Technologies, Inc.(a)	105,714	2,551,936
Capstone Mining Corp.(a)	1,088,521	1,246,993
Centerra Gold, Inc.(a)	305,210	1,563,685
Commercial Metals Co.	102,080	2,176,346
Ferroglobe PLC	142,853	2,314,218
Olympic Steel, Inc.	74,832	1,608,140
TimkenSteel Corp.(a)	92,080	1,398,695
Universal Stainless & Alloy Products, Inc.(a)	105,362	2,256,854
Total		15,116,867
Paper & Forest Products 1.2%
Domtar Corp.	25,830	1,279,101
Louisiana-Pacific Corp.(a)	120,380	3,161,179
Total		4,440,280
Total Materials		26,568,081
Real Estate 7.6%
Equity Real Estate Investment Trusts (REITS) 7.2%
Altisource Residential Corp.	240,347	2,850,515
Chesapeake Lodging Trust	107,004	2,898,738
CoreCivic, Inc.	51,930	1,168,425
DDR Corp.	152,740	1,368,550
Farmland Partners, Inc.	198,340	1,721,591
GEO Group, Inc. (The)	46,070	1,087,252
InfraREIT, Inc.	87,163	1,619,489
Mack-Cali Realty Corp.	121,390	2,617,168
National Health Investors, Inc.	17,167	1,294,049
Potlatch Corp.	49,881	2,489,062
RLJ Lodging Trust	182,870	4,017,654
Sunstone Hotel Investors, Inc.	263,362	4,353,374
Total		27,485,867
Real Estate Management & Development 0.4%
St. Joe Co. (The)(a)	80,650	1,455,733
Total Real Estate		28,941,600

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Telecommunication Services 0.5%
Wireless Telecommunication Services 0.5%
Shenandoah Telecommunications Co.	53,364	1,803,703
Total Telecommunication Services		1,803,703
Utilities 1.0%
Gas Utilities 0.8%
Southwest Gas Corp.	35,911	2,890,117
Water Utilities 0.2%
Consolidated Water Co., Ltd.	72,940	919,044
Total Utilities		3,809,161
Total Common Stocks (Cost $313,460,106)		376,361,144

Money Market Funds 1.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(b),(c)	4,938,168	4,938,168
Total Money Market Funds (Cost $4,938,168)		4,938,168
Total Investments (Cost: $318,398,274)		381,299,312
Other Assets & Liabilities, Net		527,162
Net Assets		381,826,474

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	3,373,438	102,682,688	(101,117,958)	4,938,168	(136)	48	36,560	4,938,168
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	35,888,024	—	—	—	35,888,024
Consumer Staples	29,556,064	—	—	—	29,556,064
Energy	29,998,148	—	—	—	29,998,148
Financials	113,025,060	—	—	—	113,025,060
Health Care	31,861,462	—	—	—	31,861,462
Industrials	46,722,070	—	—	—	46,722,070
Information Technology	28,187,771	—	—	—	28,187,771
Materials	26,568,081	—	—	—	26,568,081
Real Estate	28,941,600	—	—	—	28,941,600
Telecommunication Services	1,803,703	—	—	—	1,803,703
Utilities	3,809,161	—	—	—	3,809,161
Total Common Stocks	376,361,144	—	—	—	376,361,144
Money Market Funds	—	—	—	4,938,168	4,938,168
Total Investments	376,361,144	—	—	4,938,168	381,299,312
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2017

Statement of Assets and Liabilities
December 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$313,460,106
Investments in affiliated issuers, at cost	4,938,168
Investments in unaffiliated issuers, at value	376,361,144
Investments in affiliated issuers, at value	4,938,168
Receivable for:
Investments sold	1,041,274
Capital shares sold	169,561
Dividends	556,871
Foreign tax reclaims	203
Expense reimbursement due from Investment Manager	44,957
Prepaid expenses	1,551
Trustees’ deferred compensation plan	65,371
Total assets	383,179,100
Liabilities
Payable for:
Investments purchased	478,756
Capital shares purchased	332,303
Management services fees	266,433
Distribution and/or service fees	75,126
Service fees	73,241
Compensation of board members	794
Compensation of chief compliance officer	38
Other expenses	60,564
Trustees’ deferred compensation plan	65,371
Total liabilities	1,352,626
Net assets applicable to outstanding capital stock	$381,826,474
Represented by
Paid in capital	264,918,466
Undistributed net investment income	613,511
Accumulated net realized gain	53,393,459
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	62,901,038
Total - representing net assets applicable to outstanding capital stock	$381,826,474
Class 1
Net assets	$7,186,110
Shares outstanding	353,964
Net asset value per share	$20.30
Class 2
Net assets	$374,640,364
Shares outstanding	18,570,595
Net asset value per share	$20.17
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2017	13

Statement of Operations
Year Ended December 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$4,976,785
Dividends — affiliated issuers	36,560
Foreign taxes withheld	(1,429)
Total income	5,011,916
Expenses:
Management services fees	3,298,500
Distribution and/or service fees
Class 2	931,751
Service fees
Class 1	4,420
Class 2	246,996
Transfer agent fees
Class 1	1,859
Class 2	111,726
Compensation of board members	23,527
Custodian fees	14,791
Printing and postage fees	70,231
Audit fees	27,957
Legal fees	10,522
Line of credit interest expense	1,057
Compensation of chief compliance officer	162
Other	16,344
Total expenses	4,759,843
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(300,723)
Total net expenses	4,459,120
Net investment income	552,796
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	53,778,834
Investments — affiliated issuers	(136)
Foreign currency translations	(2,426)
Net realized gain	53,776,272
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(4,153,068)
Investments — affiliated issuers	48
Net change in unrealized appreciation (depreciation)	(4,153,020)
Net realized and unrealized gain	49,623,252
Net increase in net assets resulting from operations	$50,176,048
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$552,796	$1,297,739
Net realized gain	53,776,272	25,190,480
Net change in unrealized appreciation (depreciation)	(4,153,020)	76,572,517
Net increase in net assets resulting from operations	50,176,048	103,060,736
Distributions to shareholders
Net investment income
Class 1	(33,824)	(37,766)
Class 2	(1,205,938)	(1,313,929)
Net realized gains
Class 1	(420,439)	(581,164)
Class 2	(24,692,061)	(33,428,352)
Total distributions to shareholders	(26,352,262)	(35,361,211)
Increase (decrease) in net assets from capital stock activity	(46,183,887)	10,257,528
Total increase (decrease) in net assets	(22,360,101)	77,957,053
Net assets at beginning of year	404,186,575	326,229,522
Net assets at end of year	$381,826,474	$404,186,575
Undistributed net investment income	$613,511	$1,302,903
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2017	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	78,316	1,520,395	103,884	1,683,944
Distributions reinvested	24,476	454,263	38,951	618,930
Redemptions	(66,999)	(1,294,314)	(202,030)	(3,361,239)
Net increase (decrease)	35,793	680,344	(59,195)	(1,058,365)
Class 2
Subscriptions	1,039,096	19,881,093	1,898,391	30,558,768
Distributions reinvested	1,402,925	25,897,999	2,196,099	34,742,281
Redemptions	(4,815,930)	(92,643,323)	(3,239,544)	(53,985,156)
Net increase (decrease)	(2,373,909)	(46,864,231)	854,946	11,315,893
Total net increase (decrease)	(2,338,116)	(46,183,887)	795,751	10,257,528
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2017

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Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2017	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class 1
12/31/2017	$19.11	0.08	2.52	2.60	(0.10)	(1.31)
12/31/2016	$16.02	0.10	4.82	4.92	(0.11)	(1.72)
12/31/2015	$18.42	0.10	(1.15)	(1.05)	(0.15)	(1.20)
12/31/2014	$20.46	0.16	0.46	0.62	(0.12)	(2.54)
12/31/2013	$15.41	0.11	5.14	5.25	(0.20)	—
Class 2
12/31/2017	$19.01	0.03	2.50	2.53	(0.06)	(1.31)
12/31/2016	$15.94	0.06	4.80	4.86	(0.07)	(1.72)
12/31/2015	$18.33	0.06	(1.14)	(1.08)	(0.11)	(1.20)
12/31/2014	$20.39	0.12	0.46	0.58	(0.10)	(2.54)
12/31/2013	$15.36	0.09	5.12	5.21	(0.18)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(1.41)	$20.30	14.31%	1.01% (c)	0.93% (c)	0.41%	52%	$7,186
(1.83)	$19.11	33.04%	0.98%	0.93%	0.60%	62%	$6,081
(1.35)	$16.02	(6.12%)	0.98%	0.93%	0.56%	64%	$6,045
(2.66)	$18.42	3.28%	0.98%	0.88%	0.81%	51%	$7,270
(0.20)	$20.46	34.22%	0.98% (c)	0.88% (c)	0.63%	58%	$8,084

(1.37)	$20.17	13.98%	1.26% (c)	1.18% (c)	0.14%	52%	$374,640
(1.79)	$19.01	32.74%	1.23%	1.18%	0.37%	62%	$398,105
(1.31)	$15.94	(6.32%)	1.23%	1.18%	0.32%	64%	$320,184
(2.64)	$18.33	3.05%	1.23%	1.10%	0.60%	51%	$368,768
(0.18)	$20.39	34.04%	1.23% (c)	1.03% (c)	0.51%	58%	$379,959
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2017	19

Notes to Financial Statements
December 31, 2017
Note 1. Organization
Columbia Variable Portfolio – Small Cap Value Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
20	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2017	21

Notes to Financial Statements  (continued)
December 31, 2017
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
22	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2017 was 0.87% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Service fees
Effective July 1, 2017, the Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund bears a service fee paid to Participating Insurance Companies and other financial intermediaries up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2017, was 0.07% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Transfer agency fees
Prior to July 1, 2017, the Fund was a party to a Transfer and Dividend Disbursing Agent Agreement with the Transfer Agent. The annual fee rate under this agreement was 0.06% of the Fund’s average daily net assets attributable to each share class. Effective July 1, 2017, the Fund no longer pays a transfer agency fee. The effective transfer agency fee rate for the year ended December 31, 2017, was 0.03% of the Fund’s average daily net assets attributable to each share class.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
December 31, 2017
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2018
Class 1	0.93%
Class 2	1.18
The Fund had a voluntary expense reimbursement arrangement from May 1, 2017 to June 30, 2017. The annual limitation rates were the same under the voluntary expense reimbursement arrangement, which changed to a contractual arrangement on July 1, 2017 through April 30, 2018.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2017, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(2,426)	2,426	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
December 31, 2017			December 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
11,695,315	14,656,947	26,352,262	1,351,695	34,009,516	35,361,211
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
24	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
At December 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
16,409,539	37,823,828	—	62,736,751
At December 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
318,562,561	81,001,066	(18,264,315)	62,736,751
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $198,287,516 and $271,317,617, respectively, for the year ended December 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
For the year ended December 31, 2017, the average daily loan balance outstanding on days when borrowing existed was $5,833,333 at a weighted average interest rate of 1.34%. Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at December 31, 2017.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
December 31, 2017
Note 8. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Shareholder concentration risk
At December 31, 2017, three unaffiliated shareholders of record owned 93.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
26	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – Small Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Small Cap Value Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2017	27

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2017.
Dividends received deduction	Capital gain dividend
32.58%	$39,768,028
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
28	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	66	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	66	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	66	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	66	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	66	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2017	29

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	66	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	66	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	66	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	66	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
30	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	191	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2017	31

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
32	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2017

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2017	33

Columbia Variable Portfolio – Small Cap Value Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
C-1501 AP (2/18)

Annual Report
December 31, 2017
Variable Portfolio – AQR Managed Futures Strategy Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Variable Portfolio – AQR Managed Futures Strategy Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Variable Portfolio – AQR Managed Futures Strategy Fund (the Fund) seeks positive absolute returns.
Portfolio management
AQR Capital Management, LLC
Clifford Asness, Ph.D., M.B.A.
John Liew, Ph.D., M.B.A.
Brian Hurst
Yao Hua Ooi
Ari Levine, M.S.
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	Life
Class 1	04/30/12	-0.66	1.72	2.27
Class 2	04/30/12	-0.96	1.47	2.02
FTSE Three-Month U.S. Treasury Bill Index		0.84	0.24	0.23
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The FTSE Three-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Variable Portfolio – AQR Managed Futures Strategy Fund | Annual Report 2017

Fund at a Glance  (continued)
Performance of a hypothetical $10,000 investment (April 30, 2012 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – AQR Managed Futures Strategy Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Market exposure through derivatives investments (% of notional exposure) (at December 31, 2017)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	13.80	(142.7)	(128.9)
Commodities Derivative Contracts	10.40	(3.2)	7.2
Equity Derivative Contracts	17.9	0.0 (b)	17.9
Foreign Currency Derivative Contracts	37.1	(33.3)	3.8
Total Notional Market Value of Derivative Contracts	79.2	(179.2)	(100.0)
(a) The Fund has market exposure (long and/or short) to fixed income, commodity and equity asset classes and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments, and Note 2 to the Notes to Consolidated Financial Statements.
(b) Rounds to zero.
Portfolio Holdings (%) (at December 31, 2017)
Money Market Funds	65.0
Treasury Bills	27.3
Other Assets	7.7
Total	100.0
Percentages indicated are based upon net assets. At period end, the Fund held an investment in money market funds (including an affiliated fund) and U.S. Treasury Bills, which have been segregated to cover obligations relating to the Fund’s investments in open futures contracts which provide exposure to the commodities market. For a description of the Fund’s investment in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and Note 2 to the Notes to Consolidated Financial Statements.

Variable Portfolio – AQR Managed Futures Strategy Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
At December 31, 2017, approximately 88.0% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2017, the Fund’s Class 2 shares returned -0.96%. The Fund underperformed its benchmark, the FTSE Three-Month U.S. Treasury Bill Index, which returned 0.84% over the same period. While the Fund’s strongest gains came from equities, fixed income was the worst-performing asset class.
Fund strategy
The Fund pursues an active managed futures strategy that invests in a diverse portfolio of futures and forwards across global equity, fixed income, currency and commodity markets. The Fund uses both short-term and long-term trend following signals to attempt to profit from different types of trends that occur in these markets. Trend following can be described as going long in markets that have been rising in price, and going short in markets that have been falling in price. In addition to trend-following signals, we incorporate signals that seek to identify overextended trends, and reduce risk when the chance of a reversal is seen as higher than normal, since market reversals generally cause losses for trend-following strategies.
Market themes
The first half of 2017 proved to be a difficult environment for trend following as many late-2016 trends reversed early in the year. However, sustained bullish trends in global equity markets due to improving economic growth and subdued inflation were positive for trends and helped offset losses in other asset classes throughout the year. In fixed income, markets reversed late-2016 bearish trends and broadly rallied this year. In currencies, 2017 saw a large reversal of the late-2016 bullish trend in the U.S. dollar on moderated expectations for pro-dollar government policy, heightened geopolitical risks and low inflation, which caused losses from U.S. dollar currency cross-transactions for trend following strategies. Within commodities, precious metals were also whipsawed by changing risk sentiment around the European elections, potential obstruction of justice charges for President Trump, escalating tensions around North Korea, and central banks’ policies and guidance. In contrast, improving global growth and Chinese supply curtailment due to environmental concerns led base metals higher throughout the year, contributing to performance. Within agriculturals, reversals in grain markets, particularly the soy complex, created a challenging environment for trend following as supply concerns at the start of the U.S. growing season led to a pronounced rally that later reversed, causing losses for the sector. Energy markets were challenging for trend following in the first half as the sector broadly sold off on strength in global inventories and U.S. production, reversing late-2016 bullish trends. In the second half, bullish trends developed due to supply disruptions, reduced inventories and extensions to the late-2016 supply-cut agreement between OPEC and non-OPEC partners that benefited trend followers. Overall for the year, sustained bullish trends in equities and base metals within commodities offset losses from other markets.
Significant performance factors
The largest contributors to Fund performance during the period were the Nasdaq 100 Index, Japan Topix Index, and the DJIA Index. The largest detractors were gold, Euro Bund 10-year bonds, and Euro-Bobl 5-year bonds. Equities were the best-performing asset class in the Fund, as the combination of improving global growth and subdued inflation created a highly favorable scenario for global equities, supported by strong global earnings. Short-term markets underperformed as they responded to risks surrounding the French election, James Comey’s dismissal as U.S. FBI director and escalating tensions with North Korea. Short-term signals also underperformed on slightly bearish views on emerging markets.
Changes in portfolio positioning
Within equities, the Fund ended broadly long across geographies on continued agreement between short-term and long-term signals. In fixed income, the Fund ended the period long in German bond futures and short in U.S. bond futures. Within currencies, the Fund ended the period net short in U.S. dollar and Japanese yen crosses and net long euro crosses. Within commodities, the Fund ended the period net long in energies and base metals and net short in agricultural products.
4	Variable Portfolio – AQR Managed Futures Strategy Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Positioning generally will be a function of market returns, since a trend following strategy is reactive to past returns. Changes in asset allocation will be a function of how attractive trends are within an asset class. In the long-term, we expect to manage a balanced asset allocation. In 2017, the Fund maintained a positive ex-ante beta to equities as bullish equity trends resulted in net long exposures throughout the year.
Derivatives generated bulk of Fund returns
All of the Fund’s exposures are achieved using derivative securities, which are responsible for the main portion of the returns generated. We invest in futures contracts and futures-related instruments, including global developed and emerging market equity index futures, global developed and emerging market currency forwards, commodity futures and swaps on commodity futures, global developed market bonds and interest rate futures, swaps on bond futures, as well as cash and cash equivalents. We believe derivatives offer the most liquid, lowest cost and most efficient way to gain diversified exposure across asset classes. Note, however, that given how these derivatives work, the Fund is invested heavily in cash at all times, and uses some percentage, usually between 10% and 15% of that cash, as collateral to support its derivative positions.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio – AQR Managed Futures Strategy Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,051.60	1,019.15	5.93	5.84	1.16
Class 2	1,000.00	1,000.00	1,048.80	1,017.90	7.20	7.09	1.41
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	Variable Portfolio – AQR Managed Futures Strategy Fund | Annual Report 2017

Consolidated Portfolio of Investments
December 31, 2017
(Percentages represent value of investments compared to net assets)
Treasury Bills 27.3%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
United States 27.3%
U.S. Treasury Bills
01/04/2018	1.050%	1,449,000	1,448,750
01/25/2018	1.160%	34,876,000	34,846,166
02/01/2018	1.120%	23,249,000	23,224,784
02/15/2018	1.240%	3,361,000	3,355,528
02/22/2018	1.180%	1,410,000	1,407,488
03/08/2018	1.230%	1,325,000	1,321,915
05/03/2018	1.330%	1,414,000	1,407,600
05/31/2018	1.420%	7,679,000	7,633,425
06/14/2018	1.450%	2,584,000	2,566,976
06/21/2018	1.490%	954,000	947,267
Total			78,159,899
Total Treasury Bills (Cost $78,161,342)			78,159,899
Money Market Funds 65.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(a),(b)	115,792,213	115,792,213
JPMorgan Prime Money Market Fund, Capital Shares, 1.436%(a)	35,000,000	35,003,500
JPMorgan U.S. Treasury Plus Money Market Fund, Institutional Shares, 1.188%(a)	35,000,000	35,000,000
Total Money Market Funds (Cost $185,790,805)		185,795,713
Total Investments (Cost: $263,952,147)		263,955,612
Other Assets & Liabilities, Net		21,869,596
Net Assets		285,825,208

At December 31, 2017, securities and/or cash totaling $23,008,394 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
2,386,000 AUD	1,829,638 USD	Citi	03/21/2018	—	(31,753)
3,444,000 BRL	1,035,495 USD	Citi	03/21/2018	5,999	—
2,338,000 BRL	696,438 USD	Citi	03/21/2018	—	(2,447)
13,850,000 CAD	10,818,292 USD	Citi	03/21/2018	—	(211,194)
355,841,008 CLP	559,028 USD	Citi	03/21/2018	—	(18,885)
346,348,008 COP	114,078 USD	Citi	03/21/2018	—	(1,208)
1,239,000 EUR	1,482,026 USD	Citi	03/21/2018	—	(11,530)
8,254,000 GBP	11,099,343 USD	Citi	03/21/2018	—	(73,448)
3,138,125 HKD	402,572 USD	Citi	03/21/2018	294	—
2,820,875 HKD	361,500 USD	Citi	03/21/2018	—	(109)
915,675,008 HUF	3,482,748 USD	Citi	03/21/2018	—	(66,647)
3,725,756,064 IDR	272,004 USD	Citi	03/21/2018	—	(1,940)
1,939,000 ILS	553,322 USD	Citi	03/21/2018	—	(5,690)
26,178,000 INR	396,918 USD	Citi	03/21/2018	—	(10,216)
154,407,000 KRW	142,258 USD	Citi	03/21/2018	—	(2,547)
29,831,000 MXN	1,523,178 USD	Citi	03/21/2018	26,944	—
14,712,000 MXN	733,427 USD	Citi	03/21/2018	—	(4,483)
39,906,750 NOK	4,882,744 USD	Citi	03/21/2018	11,855	—
113,370,250 NOK	13,707,679 USD	Citi	03/21/2018	—	(129,929)
8,575,000 NZD	5,876,904 USD	Citi	03/21/2018	—	(194,317)
15,249,000 PHP	298,765 USD	Citi	03/21/2018	—	(5,878)
13,000 PLN	3,646 USD	Citi	03/21/2018	—	(89)
121,626,000 SEK	14,580,657 USD	Citi	03/21/2018	—	(316,247)
83,473,000 TRY	20,511,787 USD	Citi	03/21/2018	—	(1,014,662)
4,546,000 TWD	153,001 USD	Citi	03/21/2018	—	(1,593)
5,240,130 USD	6,768,000 AUD	Citi	03/21/2018	39,791	—
3,013,078 USD	9,891,000 BRL	Citi	03/21/2018	—	(56,416)
7,050,808 USD	8,962,000 CAD	Citi	03/21/2018	86,105	—
202,270 USD	198,000 CHF	Citi	03/21/2018	2,061	—
3,200,720 USD	2,063,448,048 CLP	Citi	03/21/2018	150,476	—
83,774 USD	51,527,000 CLP	Citi	03/21/2018	—	(90)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Variable Portfolio – AQR Managed Futures Strategy Fund | Annual Report 2017	7

Consolidated Portfolio of Investments  (continued)
December 31, 2017
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
1,460,117 USD	4,418,942,000 COP	Citi	03/21/2018	10,781	—
378,019 USD	1,129,673,992 COP	Citi	03/21/2018	—	(1,993)
42,291,515 USD	35,455,000 EUR	Citi	03/21/2018	447,816	—
13,176,103 USD	9,818,466 GBP	Citi	03/21/2018	114,383	—
1,920,026 USD	1,416,534 GBP	Citi	03/21/2018	—	(2,575)
554,215 USD	4,320,000 HKD	Citi	03/21/2018	—	(432)
1,597,111 USD	416,788,000 HUF	Citi	03/21/2018	18,468	—
2,820,621 USD	38,550,361,552 IDR	Citi	03/21/2018	13,871	—
4,039,830 USD	14,103,000 ILS	Citi	03/21/2018	26,053	—
120,913 USD	419,000 ILS	Citi	03/21/2018	—	(116)
7,251,608 USD	472,762,888 INR	Citi	03/21/2018	101,056	—
17,767,989 USD	19,328,480,376 KRW	Citi	03/21/2018	358,550	—
6,175,617 USD	117,657,000 MXN	Citi	03/21/2018	—	(274,293)
208,766 USD	1,721,000 NOK	Citi	03/21/2018	1,293	—
5,979,148 USD	8,574,000 NZD	Citi	03/21/2018	91,364	—
4,931,672 USD	250,250,000 PHP	Citi	03/21/2018	67,799	—
300,722 USD	15,024,000 PHP	Citi	03/21/2018	—	(574)
3,263,313 USD	11,599,000 PLN	Citi	03/21/2018	69,741	—
1,062,733 USD	8,738,000 SEK	Citi	03/21/2018	7,508	—
9,749,801 USD	13,136,000 SGD	Citi	03/21/2018	83,583	—
12,721,765 USD	50,107,000 TRY	Citi	03/21/2018	200,087	—
7,196,111 USD	214,016,000 TWD	Citi	03/21/2018	81,837	—
3,615,714,960 JPY	32,362,716 USD	Citi	03/22/2018	143,800	—
71,664,000 JPY	635,628 USD	Citi	03/22/2018	—	(2,956)
5,799,358 USD	651,566,992 JPY	Citi	03/22/2018	6,626	—
17,213,842 USD	1,925,009,032 JPY	Citi	03/22/2018	—	(60,470)
11,125,653 USD	146,308,000 ZAR	Citi	03/22/2018	563,000	—
1,367,741 USD	17,012,000 ZAR	Citi	03/22/2018	—	(8,640)
102,099,000 ZAR	7,085,725 USD	Citi	03/22/2018	—	(1,071,038)
Total				2,731,141	(3,584,405)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
3-Month Euro Euribor	25	12/2018	EUR	6,265,000	—	(3,039)
3-Month Euro Euribor	37	03/2019	EUR	9,265,263	—	(6,458)
Amsterdam IDX	21	01/2018	EUR	2,286,900	—	(28,765)
AUD/USD Currency	180	03/2018	USD	14,059,800	523,402	—
Australian 10-Year Bond	156	03/2018	AUD	20,148,637	—	(122,528)
BP Currency	158	03/2018	USD	13,387,538	91,384	—
Brent Crude	236	01/2018	USD	15,781,320	965,978	—
CAC40 Index	83	01/2018	EUR	4,407,715	—	(75,776)
Canadian Government 10-Year Bond	16	03/2018	CAD	2,164,394	—	(26,871)
Copper	25	03/2018	USD	4,529,688	246,592	—
Copper	85	03/2018	USD	7,013,563	308,535	—
Cotton	3	03/2018	USD	117,945	10,493	—
DAX Index	18	03/2018	EUR	5,809,500	—	(117,995)
DJIA Mini E	95	03/2018	USD	11,749,125	181,823	—
Euro CHF 3-Month ICE	2	06/2018	CHF	503,600	—	(10)
Euro CHF 3-Month ICE	3	09/2018	CHF	754,950	—	(8)
Euro FX	363	03/2018	USD	54,792,581	1,043,317	—
EURO STOXX 50	83	03/2018	EUR	2,899,190	—	(85,455)
Euro-Bobl	13	03/2018	EUR	1,714,075	—	(11,039)
Euro-Bund	6	03/2018	EUR	975,448	—	(12,070)
Euro-Buxl 30-Year	6	03/2018	EUR	1,001,409	—	(28,934)
FTSE 100 Index	91	03/2018	GBP	6,950,580	222,278	—
FTSE/JSE Top 40 Index	73	03/2018	ZAR	38,817,020	50,591	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
8	Variable Portfolio – AQR Managed Futures Strategy Fund | Annual Report 2017

Consolidated Portfolio of Investments  (continued)
December 31, 2017
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Gold 100 oz.	47	02/2018	USD	6,153,710	45,936	—
Hang Seng Index	2	01/2018	HKD	2,994,800	4,297	—
HSCEI	10	01/2018	HKD	5,865,000	3,843	—
IBEX 35 Index	22	01/2018	EUR	2,204,576	—	(51,465)
Japanese 10-Year Government Bond	16	03/2018	JPY	2,419,898,291	—	(21,700)
KOSPI 200 Index	66	03/2018	KRW	5,381,475,000	61,441	—
KOSPI 200 Index	7	03/2018	KRW	570,762,500	6,389	—
Lean Hogs	21	02/2018	USD	602,910	17,315	—
Long Gilt	117	03/2018	GBP	14,786,903	29,789	—
Low Sulphur Gasoil	223	02/2018	USD	13,419,025	797,576	—
MSCI EAFE Index	4	03/2018	USD	409,100	5,742	—
MSCI Singapore IX ETS	1	01/2018	SGD	38,810	134	—
MSCI Taiwan Index	1	01/2018	USD	39,300	708	—
NASDAQ 100 E-mini	109	03/2018	USD	13,971,075	78,208	—
Nickel	9	03/2018	USD	689,040	41,677	—
NY Harbor ULSD	109	01/2018	USD	9,467,762	621,349	—
OMXS30 Index	69	01/2018	SEK	10,862,325	—	(39,006)
Primary Aluminum	23	03/2018	USD	1,306,113	84,527	—
RBOB Gasoline	63	01/2018	USD	4,751,687	179,501	—
Russell 2000 E-mini	90	03/2018	USD	6,914,250	53,076	—
S&P 500 E-mini	91	03/2018	USD	12,175,800	96,611	—
S&P Mid 400 E-mini	21	03/2018	USD	3,995,040	22,120	—
S&P/TSE 60 Index	94	03/2018	CAD	17,999,120	65,686	—
SGX Nifty Index	1	01/2018	USD	21,117	33	—
Soybean	1	03/2018	USD	48,088	—	(1,270)
SPI 200 Index	96	03/2018	AUD	14,448,000	—	(18,375)
TOPIX Index	117	03/2018	JPY	2,125,890,000	326,466	—
U.S. Long Bond	65	03/2018	USD	10,133,895	—	(19,050)
U.S. Ultra Bond	69	03/2018	USD	11,665,713	3,998	—
WTI Crude	215	01/2018	USD	12,990,300	689,502	—
Zinc	17	03/2018	USD	1,413,338	55,181	—
Total					6,935,498	(669,814)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
3-Month Euro Euribor	(2)	03/2018	EUR	(501,600)	—	(47)
3-Month Euro Euribor	(24)	06/2018	EUR	(6,018,600)	219	—
3-Month Euro Euribor	(24)	09/2018	EUR	(6,016,800)	361	—
3-Month Euro Euribor	(54)	09/2019	EUR	(13,497,975)	1,356	—
3-Month Euro Euribor	(63)	12/2019	EUR	(15,732,675)	4,685	—
90-Day Euro$	(1)	03/2018	USD	(245,600)	211	—
90-Day Euro$	(391)	06/2018	USD	(95,868,313)	208,431	—
90-Day Euro$	(369)	09/2018	USD	(90,368,100)	224,493	—
90-Day Euro$	(359)	12/2018	USD	(87,824,863)	213,330	—
90-Day Euro$	(329)	03/2019	USD	(80,436,388)	176,830	—
90-Day Euro$	(24)	03/2019	USD	(5,867,700)	—	(2,128)
90-Day Euro$	(334)	06/2019	USD	(81,612,900)	183,462	—
90-Day Euro$	(293)	09/2019	USD	(71,568,913)	173,973	—
90-Day Euro$	(265)	12/2019	USD	(64,706,375)	30,961	—
90-Day Sterling	(2)	03/2018	GBP	(248,600)	—	(202)
90-Day Sterling	(6)	06/2018	GBP	(745,125)	—	(759)
90-Day Sterling	(58)	09/2018	GBP	(7,197,800)	—	(10,867)
90-Day Sterling	(58)	12/2018	GBP	(7,193,450)	—	(9,450)
90-Day Sterling	(60)	03/2019	GBP	(7,437,000)	—	(9,102)
90-Day Sterling	(56)	06/2019	GBP	(6,937,700)	—	(8,637)
90-Day Sterling	(61)	09/2019	GBP	(7,553,325)	—	(9,415)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Variable Portfolio – AQR Managed Futures Strategy Fund | Annual Report 2017	9

Consolidated Portfolio of Investments  (continued)
December 31, 2017
Short futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
90-Day Sterling	(47)	12/2019	GBP	(5,816,838)	—	(5,964)
Australian 3-Year Bond	(192)	03/2018	AUD	(21,330,584)	—	(13,546)
Banker’s Acceptance	(21)	03/2018	CAD	(5,160,225)	4,860	—
Banker’s Acceptance	(38)	06/2018	CAD	(9,316,175)	6,459	—
Banker’s Acceptance	(29)	09/2018	CAD	(7,098,838)	4,293	—
C$ Currency	(133)	03/2018	USD	(10,626,700)	—	(257,019)
Cocoa	(38)	03/2018	USD	(718,960)	11,665	—
Cocoa ICE	(104)	03/2018	GBP	(1,433,120)	133,671	—
Coffee C	(63)	03/2018	USD	(2,981,475)	33,828	—
Corn	(147)	03/2018	USD	(2,578,013)	27,947	—
Euro CHF 3-Month ICE	(2)	12/2018	CHF	(502,950)	—	(27)
Euro-Schatz	(5)	03/2018	EUR	(560,958)	—	(254)
HRW Wheat	(89)	03/2018	USD	(1,901,263)	52,166	—
JPY Currency	(554)	03/2018	USD	(61,729,450)	—	(267,837)
Natural Gas	(115)	01/2018	USD	(3,395,950)	—	(141,429)
New Zealand $	(624)	03/2018	USD	(44,222,880)	—	(1,129,060)
Platinum	(24)	04/2018	USD	(1,125,960)	—	(19,182)
Silver	(38)	03/2018	USD	(3,257,550)	—	(244,413)
Soybean Meal	(27)	03/2018	USD	(855,360)	5,348	—
Soybean Oil	(43)	03/2018	USD	(858,108)	8,752	—
Sugar #11	(186)	02/2018	USD	(3,158,131)	—	(257,220)
U.S. Treasury 10-Year Note	(222)	03/2018	USD	(27,677,619)	56,240	—
U.S. Treasury 2-Year Note	(1,247)	03/2018	USD	(267,467,683)	390,201	—
U.S. Treasury 5-Year Note	(561)	03/2018	USD	(65,331,580)	145,086	—
Wheat	(73)	03/2018	USD	(1,558,550)	23,343	—
Total					2,122,171	(2,386,558)

Total return swap contracts on futures
Reference instrument	Counterparty	Expiration date	Trading currency	Notional amount long(short)	Upfront payments ($)	Upfront receipts ($)	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Canadian Government 10-Year Bond Mar 18	Barclays	03/2018	CAD	(3,908,620)	—	—	2,278	—
Euro-Bobl Mar 18	Barclays	03/2018	EUR	15,793,200	—	—	—	(110,740)
Euro-Bund Mar 18	Barclays	03/2018	EUR	26,677,200	—	—	—	(228,615)
Euro-Schatz Mar 18	Barclays	03/2018	EUR	41,654,700	—	—	—	(64,274)
Japanese 10-Year Government Bond Mar 18	Barclays	03/2018	JPY	3,166,380,000	—	—	—	(32,664)
Long Gilt Mar 18	Barclays	03/2018	GBP	7,759,920	—	—	41,845	—
Cocoa Mar 18	Citi	02/2018	USD	(643,280)	—	—	—	(390)
Coffee Mar 18	Citi	02/2018	USD	(3,076,125)	—	—	—	(12,307)
Corn Mar 18	Citi	02/2018	USD	(5,331,400)	—	—	54,534	—
Cotton Mar 18	Citi	02/2018	USD	1,533,285	—	—	70,651	—
Soybean Mar 18	Citi	02/2018	USD	(8,174,875)	—	—	81,840	—
Soybean Oil Mar 18	Citi	02/2018	USD	(1,137,492)	—	—	4,189	—
Wheat Mar 18	Citi	02/2018	USD	(4,803,750)	—	—	89,015	—
Wheat Mar 18	Citi	02/2018	USD	(170,900)	—	—	—	(2,195)
Hang Seng Index Jan 18	JPMorgan	01/2018	HKD	44,922,000	—	—	78,544	—
H-Shares Index Jan 18	JPMorgan	01/2018	HKD	45,160,500	—	—	28,649	—
MSCI Taiwan Index Jan 18	JPMorgan	01/2018	USD	1,021,800	—	—	9,709	—
SGX Nifty Index Jan 18	JPMorgan	01/2018	USD	1,457,073	—	—	—	(2,118)
Swiss Market Index Mar 18	JPMorgan	03/2018	CHF	7,137,130	—	—	11,743	—
Total					—	—	472,997	(453,303)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
10	Variable Portfolio – AQR Managed Futures Strategy Fund | Annual Report 2017

Consolidated Portfolio of Investments  (continued)
December 31, 2017
Notes to Consolidated Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%	119,726,635	414,600,762	(418,535,184)	115,792,213	(6,643)	1,759	1,730,767	115,792,213
Currency Legend
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canada Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	New Israeli Sheqel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	US Dollar
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Variable Portfolio – AQR Managed Futures Strategy Fund | Annual Report 2017	11

Consolidated Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
¦
Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Consolidated Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Treasury Bills	78,159,899	—	—	—	78,159,899
Money Market Funds	70,003,500	—	—	115,792,213	185,795,713
Total Investments	148,163,399	—	—	115,792,213	263,955,612
Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	2,731,141	—	—	2,731,141
Futures Contracts	9,057,669	—	—	—	9,057,669
Swap Contracts	—	472,997	—	—	472,997
Liability
Forward Foreign Currency Exchange Contracts	—	(3,584,405)	—	—	(3,584,405)
Futures Contracts	(3,056,372)	—	—	—	(3,056,372)
Swap Contracts	—	(453,303)	—	—	(453,303)
Total	154,164,696	(833,570)	—	115,792,213	269,123,339
See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
12	Variable Portfolio – AQR Managed Futures Strategy Fund | Annual Report 2017

Consolidated Statement of Assets and Liabilities
December 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$148,161,342
Investments in affiliated issuers, at cost	115,790,805
Investments in unaffiliated issuers, at value	148,163,399
Investments in affiliated issuers, at value	115,792,213
Cash	93,210
Foreign currency (identified cost $18,029)	18,029
Cash collateral held at broker for:
Forward foreign currency exchange contracts	2,790,000
Swap contracts	5,030,000
Margin deposits on:
Futures contracts	15,188,394
Unrealized appreciation on forward foreign currency exchange contracts	2,731,141
Unrealized appreciation on swap contracts	472,997
Receivable for:
Investments sold	39,955
Capital shares sold	22,150
Dividends	184,454
Variation margin for futures contracts	1,237,474
Prepaid expenses	1,154
Trustees’ deferred compensation plan	27,894
Total assets	291,792,464
Liabilities
Due to custodian	63,570
Unrealized depreciation on forward foreign currency exchange contracts	3,584,405
Unrealized depreciation on swap contracts	453,303
Cash collateral due to broker for:
Swap contracts	270,000
Payable for:
Investments purchased	277,476
Capital shares purchased	1,846
Variation margin for futures contracts	1,221,433
Management services fees	8,606
Distribution and/or service fees	235
Service fees	4,161
Compensation of board members	770
Compensation of chief compliance officer	28
Other expenses	53,529
Trustees’ deferred compensation plan	27,894
Total liabilities	5,967,256
Net assets applicable to outstanding capital stock	$285,825,208
Represented by
Paid in capital	339,748,077
Excess of distributions over net investment income	(53,866,807)
Accumulated net realized loss	(5,369,572)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	2,057
Investments - affiliated issuers	1,408
Foreign currency translations	142,318
Forward foreign currency exchange contracts	(853,264)
Futures contracts	6,001,297
Swap contracts	19,694
Total - representing net assets applicable to outstanding capital stock	$285,825,208
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Variable Portfolio – AQR Managed Futures Strategy Fund | Annual Report 2017	13

Consolidated Statement of Assets and Liabilities  (continued)
December 31, 2017
Class 1
Net assets	$251,487,175
Shares outstanding	32,469,354
Net asset value per share	$7.75
Class 2
Net assets	$34,338,033
Shares outstanding	4,436,925
Net asset value per share	$7.74
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
14	Variable Portfolio – AQR Managed Futures Strategy Fund | Annual Report 2017

Consolidated Statement of Operations
Year Ended December 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$15,760
Dividends — affiliated issuers	1,730,767
Interest	729,556
Total income	2,476,083
Expenses:
Management services fees	3,076,813
Distribution and/or service fees
Class 2	83,081
Service fees
Class 1	10,969
Class 2	1,487
Transfer agent fees
Class 1	75,168
Class 2	10,081
Compensation of board members	22,181
Custodian fees	31,062
Printing and postage fees	19,134
Audit fees	44,872
Legal fees	7,548
Compensation of chief compliance officer	116
Other	16,451
Total expenses	3,398,963
Net investment loss	(922,880)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	8,675
Investments — affiliated issuers	(6,643)
Foreign currency translations	(661,866)
Forward foreign currency exchange contracts	(3,553,601)
Futures contracts	2,800
Swap contracts	(1,366,715)
Net realized loss	(5,577,350)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	120
Investments — affiliated issuers	1,759
Foreign currency translations	225,849
Forward foreign currency exchange contracts	532,453
Futures contracts	3,572,848
Swap contracts	(75,702)
Net change in unrealized appreciation (depreciation)	4,257,327
Net realized and unrealized loss	(1,320,023)
Net decrease in net assets resulting from operations	$(2,242,903)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Variable Portfolio – AQR Managed Futures Strategy Fund | Annual Report 2017	15

Consolidated Statement of Changes in Net Assets
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment loss	$(922,880)	$(2,600,511)
Net realized loss	(5,577,350)	(26,792,826)
Net change in unrealized appreciation (depreciation)	4,257,327	916,775
Net decrease in net assets resulting from operations	(2,242,903)	(28,476,562)
Distributions to shareholders
Net investment income
Class 1	(1,482,784)	(15,260,594)
Class 2	(104,274)	(1,813,356)
Total distributions to shareholders	(1,587,058)	(17,073,950)
Increase in net assets from capital stock activity	1,666,337	32,038,164
Total decrease in net assets	(2,163,624)	(13,512,348)
Net assets at beginning of year	287,988,832	301,501,180
Net assets at end of year	$285,825,208	$287,988,832
Excess of distributions over net investment income	$(53,866,807)	$(50,007,626)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
16	Variable Portfolio – AQR Managed Futures Strategy Fund | Annual Report 2017

Consolidated Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	2,020	15,921	11,147	93,955
Distributions reinvested	199,836	1,482,784	1,746,063	15,260,594
Redemptions	(19,855)	(152,800)	(5,611)	(49,391)
Net increase	182,001	1,345,905	1,751,599	15,305,158
Class 2
Subscriptions	1,033,072	7,857,023	2,807,196	25,258,448
Distributions reinvested	14,053	104,274	207,478	1,813,356
Redemptions	(1,001,448)	(7,640,865)	(1,193,897)	(10,338,798)
Net increase	45,677	320,432	1,820,777	16,733,006
Total net increase	227,678	1,666,337	3,572,376	32,038,164
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Variable Portfolio – AQR Managed Futures Strategy Fund | Annual Report 2017	17

Consolidated Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class 1
12/31/2017	$7.85	(0.02)	(0.03)	(0.05)	(0.05)	—
12/31/2016	$9.11	(0.07)	(0.69)	(0.76)	(0.50)	—
12/31/2015	$10.99	(0.11)	0.12	0.01	(1.89)	—
12/31/2014	$10.83	(0.11)	1.09	0.98	(0.16)	(0.66)
12/31/2013	$10.43	(0.10)	1.00	0.90	(0.42)	(0.08)
Class 2
12/31/2017	$7.84	(0.04)	(0.04)	(0.08)	(0.02)	—
12/31/2016	$9.09	(0.09)	(0.69)	(0.78)	(0.47)	—
12/31/2015	$10.97	(0.13)	0.12	(0.01)	(1.87)	—
12/31/2014	$10.82	(0.13)	1.08	0.95	(0.14)	(0.66)
12/31/2013	$10.41	(0.12)	1.00	0.88	(0.39)	(0.08)

Notes to Consolidated Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
18	Variable Portfolio – AQR Managed Futures Strategy Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.05)	$7.75	(0.66%)	1.19%	1.19%	(0.30%)	0%	$251,487
(0.50)	$7.85	(8.90%)	1.21%	1.21%	(0.82%)	0%	$253,548
(1.89)	$9.11	0.19%	1.20%	1.20%	(1.09%)	0%	$278,128
(0.82)	$10.99	10.34%	1.19%	1.13%	(1.06%)	0%	$409,606
(0.50)	$10.83	8.86%	1.19%	1.03%	(0.94%)	0%	$450,391

(0.02)	$7.74	(0.96%)	1.44%	1.44%	(0.55%)	0%	$34,338
(0.47)	$7.84	(9.09%)	1.46%	1.46%	(1.07%)	0%	$34,441
(1.87)	$9.09	(0.09%)	1.46%	1.46%	(1.34%)	0%	$23,373
(0.80)	$10.97	10.00%	1.44%	1.39%	(1.32%)	0%	$11,598
(0.47)	$10.82	8.71%	1.46%	1.25%	(1.17%)	0%	$6,895
Variable Portfolio – AQR Managed Futures Strategy Fund | Annual Report 2017	19

Notes to Consolidated Financial Statements
December 31, 2017
Note 1. Organization
Variable Portfolio – AQR Managed Futures Strategy Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Basis for consolidation
VPMF Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and the respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.
At December 31, 2017, the Subsidiary financial statement information is as follows:
VPMF Offshore Fund, Ltd.
% of consolidated fund net assets	23.34%
Net assets	$66,712,664
Net investment income (loss)	(140,444)
Net realized gain (loss)	(9,762,462)
Net change in unrealized appreciation (depreciation)	3,666,984
The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiary on a consolidated basis.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
20	Variable Portfolio – AQR Managed Futures Strategy Fund | Annual Report 2017

Notes to Consolidated Financial Statements  (continued)
December 31, 2017
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Consolidated Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or
Variable Portfolio – AQR Managed Futures Strategy Fund | Annual Report 2017	21

Notes to Consolidated Financial Statements  (continued)
December 31, 2017
terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
22	Variable Portfolio – AQR Managed Futures Strategy Fund | Annual Report 2017

Notes to Consolidated Financial Statements  (continued)
December 31, 2017
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars and to generate total return through long and short positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage exposure to movements in interest rates, to manage exposure to the securities market and to gain commodity and currency exposure. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.
Variable Portfolio – AQR Managed Futures Strategy Fund | Annual Report 2017	23

Notes to Consolidated Financial Statements  (continued)
December 31, 2017
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Total return swap contracts
The Fund entered into total return swap contracts to get synthetic exposure to bond, commodity and equity index futures. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security, instrument, or other asset or index or market without owning, taking physical custody of, or short selling any such security, instrument or asset in a market.
Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses). Total return swap contracts are subject to the risk associated with the investment in the underlying reference security, instrument or asset. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference security, instrument or asset. This risk may be offset if the Fund holds any of the underlying reference security, instrument or asset. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2017:
Asset derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	1,179,446*
Equity risk	Net assets — unrealized appreciation on swap contracts	128,645*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	2,731,141
Foreign exchange risk	Net assets — unrealized appreciation on futures contracts	1,658,103*
Interest rate risk	Net assets — unrealized appreciation on futures contracts	1,859,238*
Interest rate risk	Net assets — unrealized appreciation on swap contracts	44,123*
Commodity-related investment risk	Net assets — unrealized appreciation on futures contracts	4,360,882*
Commodity-related investment risk	Net assets — unrealized appreciation on swap contracts	300,229*
Total		12,261,807

24	Variable Portfolio – AQR Managed Futures Strategy Fund | Annual Report 2017

Notes to Consolidated Financial Statements  (continued)
December 31, 2017
Liability derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	416,837*
Equity risk	Net assets — unrealized depreciation on swap contracts	2,118*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	3,584,405
Foreign exchange risk	Net assets — unrealized depreciation on futures contracts	1,653,916*
Interest rate risk	Net assets — unrealized depreciation on futures contracts	322,105*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	436,293*
Commodity-related investment risk	Net assets — unrealized depreciation on futures contracts	663,514*
Commodity-related investment risk	Net assets — unrealized depreciation on swap contracts	14,892*
Total		7,094,080

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended December 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	(6,992,812)	(2,675,082)	(9,667,894)
Equity risk	—	17,654,930	2,627,523	20,282,453
Foreign exchange risk	(3,553,601)	(2,350,210)	—	(5,903,811)
Interest rate risk	—	(8,309,108)	(1,319,156)	(9,628,264)
Total	(3,553,601)	2,800	(1,366,715)	(4,917,516)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	3,274,150	389,691	3,663,841
Equity risk	—	295,348	38,737	334,085
Foreign exchange risk	532,453	(912,732)	—	(380,279)
Interest rate risk	—	916,082	(504,130)	411,952
Total	532,453	3,572,848	(75,702)	4,029,599
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	349,511,879
Futures contracts — short	937,131,485

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	2,484,644	(3,351,947)
Total return swap contracts	294,782	(750,924)

Variable Portfolio – AQR Managed Futures Strategy Fund | Annual Report 2017	25

Notes to Consolidated Financial Statements  (continued)
December 31, 2017
*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2017.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2017:
	Barclays ($)	Citi ($)(a)	Citi ($)(a)	JPMorgan ($)	Total ($)
Assets
Forward foreign currency exchange contracts	-	2,731,141	-	-	2,731,141
OTC total return swap contracts on futures (b)	44,123	-	300,229	128,645	472,997
Total assets	44,123	2,731,141	300,229	128,645	3,204,138
Liabilities
Forward foreign currency exchange contracts	-	3,584,405	-	-	3,584,405
OTC total return swap contracts on futures (b)	436,293	-	14,892	2,118	453,303
Total liabilities	436,293	3,584,405	14,892	2,118	4,037,708
Total financial and derivative net assets	(392,170)	(853,264)	285,337	126,527	(833,570)
Total collateral received (pledged) (c)	(392,170)	(853,264)	270,000	-	(975,434)
Net amount (d)	-	-	15,337	126,527	141,864

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
26	Variable Portfolio – AQR Managed Futures Strategy Fund | Annual Report 2017

Notes to Consolidated Financial Statements  (continued)
December 31, 2017
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 1.10% to 0.95% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2017 was 1.10% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with AQR Capital Management, LLC (AQR) to serve as the subadviser to the Fund. The Investment Manager compensates AQR to manage the investment of the Fund’s assets.
Variable Portfolio – AQR Managed Futures Strategy Fund | Annual Report 2017	27

Notes to Consolidated Financial Statements  (continued)
December 31, 2017
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Service fees
Effective July 1, 2017, the Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund bears a service fee paid to Participating Insurance Companies and other financial intermediaries up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2017, was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Transfer agency fees
Prior to July 1, 2017, the Fund was a party to a Transfer and Dividend Disbursing Agent Agreement with the Transfer Agent. The annual fee rate under this agreement was 0.06% of the Fund’s average daily net assets attributable to each share class. Effective July 1, 2017, the Fund no longer pays a transfer agency fee. The effective transfer agency fee rate for the year ended December 31, 2017, was 0.03% of the Fund’s average daily net assets attributable to each share class.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2017 through April 30, 2018	Prior to May 1, 2017
Class 1	1.56%	1.71%
Class 2	1.81	1.96
28	Variable Portfolio – AQR Managed Futures Strategy Fund | Annual Report 2017

Notes to Consolidated Financial Statements  (continued)
December 31, 2017
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2017, these differences were primarily due to differing treatment for derivative investments, capital loss carryforwards, trustees’ deferred compensation, foreign currency transactions, net operating loss reclassification and investments in commodity subsidiaries. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(1,349,243)	14,050,551	(12,701,308)
Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
December 31, 2017			December 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
1,587,058	—	1,587,058	17,073,950	—	17,073,950
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
—	—	(18,431,346)	(32,336,978)
At December 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
303,773,922	2,307,395	(34,644,373)	(32,336,978)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Variable Portfolio – AQR Managed Futures Strategy Fund | Annual Report 2017	29

Notes to Consolidated Financial Statements  (continued)
December 31, 2017
The following capital loss carryforwards, determined at December 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended December 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	9,172,154	9,259,192	18,431,346	19,862,955	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
For the year ended December 31, 2017, there were no purchases or proceeds from the sale of securities other than short-term investment transactions and derivative activity, if any. Only the amount of long-term security purchases and sales activity, excluding derivatives, impacts the portfolio turnover reported in the Consolidated Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations.
The Fund had no borrowings during the year ended December 31, 2017.
Note 8. Significant risks
Commodity-related investment risk
The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Exposure to commodities and commodities markets may subject the value of the Fund’s investments to greater volatility than other types of investments. Commodities investments
30	Variable Portfolio – AQR Managed Futures Strategy Fund | Annual Report 2017

Notes to Consolidated Financial Statements  (continued)
December 31, 2017
may also subject the Fund to counterparty risk and liquidity risk. The Fund may make commodity-related investments through one or more wholly-owned subsidiaries organized outside the U.S. that are generally not subject to U.S. laws (including securities laws) and their protections.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At December 31, 2017, affiliated shareholders of record owned 95.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
Effective May 1, 2018, Variable Portfolio – AQR Managed Futures Strategy Fund will be renamed CTIVPSM - AQR Managed Futures Strategy Fund.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Variable Portfolio – AQR Managed Futures Strategy Fund | Annual Report 2017	31

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – AQR Managed Futures Strategy Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Variable Portfolio - AQR Managed Futures Strategy Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") and its subsidiaries as of December 31, 2017, the related consolidated statement of operations for the year ended December 31, 2017, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the consolidated financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund and its subsidiaries as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
32	Variable Portfolio – AQR Managed Futures Strategy Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	66	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	66	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	66	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	66	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	66	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Variable Portfolio – AQR Managed Futures Strategy Fund | Annual Report 2017	33

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	66	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	66	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	66	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	66	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
34	Variable Portfolio – AQR Managed Futures Strategy Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	191	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Variable Portfolio – AQR Managed Futures Strategy Fund | Annual Report 2017	35

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
36	Variable Portfolio – AQR Managed Futures Strategy Fund | Annual Report 2017

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Variable Portfolio – AQR Managed Futures Strategy Fund | Annual Report 2017	37

Variable Portfolio – AQR Managed Futures Strategy Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
C-1538 AP (2/18)

Annual Report
December 31, 2017
Columbia Variable Portfolio – Contrarian Core Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Contrarian Core Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Contrarian Core Fund (the Fund) seeks total return, consisting of long-term capital appreciation and current income.
Portfolio management
Guy Pope, CFA
Portfolio Manager
Managed Fund since 2012
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	Life
Class 1	04/30/12	21.80	15.93	14.98
Class 2	04/30/12	21.49	15.63	14.70
Russell 1000 Index		21.69	15.71	14.46
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2012 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Contrarian Core Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Top 10 holdings (%) (at December 31, 2017)
Apple, Inc.	4.0
JPMorgan Chase & Co.	3.8
Berkshire Hathaway, Inc., Class B	3.3
Facebook, Inc., Class A	3.3
Microsoft Corp.	3.1
Citigroup, Inc.	3.0
Alphabet, Inc., Class C	3.0
Philip Morris International, Inc.	2.9
Wells Fargo & Co.	2.8
FedEx Corp.	2.8
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at December 31, 2017)
Common Stocks	97.4
Money Market Funds	2.6
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2017)
Consumer Discretionary	12.8
Consumer Staples	8.1
Energy	7.5
Financials	17.6
Health Care	13.7
Industrials	7.5
Information Technology	24.5
Materials	3.3
Real Estate	1.3
Telecommunication Services	3.0
Utilities	0.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
At December 31, 2017, approximately 95.5% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2017, the Fund’s Class 2 shares returned 21.49%. The Fund slightly trailed its benchmark, the Russell 1000 Index, which returned 21.69%. Stock selection within the information technology, consumer discretionary, and financials sectors aided the Fund’s relative returns, as did an overweight in technology and underweights in real estate and utilities. Stock selection within the industrials and health care sectors detracted as did a slight overweight in telecommunication services.
Confident investors drove markets higher in 2017
The year 2017 was a tumultuous year in U.S. politics and around the globe, as tensions with North Korea and Iran remained high. Yet investors were confident about the prospects for stronger economic growth and lower taxes and continued to drive the financial markets higher. U.S. economic growth picked up early in the year, as gross domestic product (GDP) expanded at an annualized rate of more than 3.0% for two consecutive quarters for the first time since 2014; 3% is the long-term historical average growth rate of GDP. Even though jobs were lost as a result of hurricane disruptions during the third quarter, the unemployment rate fell to 4.1%, as the U.S. labor market added an average of more than 170,000 new jobs per month during the year. Wage growth failed to keep pace with job growth, but there was hope that lower corporate tax rates would move companies to raise wages more robustly in the year ahead. A tight job market was also expected to put pressure on wages. At 4.1% unemployment at the close of the reporting period, the U.S. economy was at what economists consider full employment. Global growth and a weaker dollar boosted exports. Robust manufacturing activity, higher consumer spending and expectations that less stringent regulation in certain industries would further boost growth also supported investor confidence.
The Federal Reserve raised the target range on its key short-term interest rate, the federal funds rate, three times in 2017, citing solid job and economic growth and progress toward its 2.0% inflation target. The federal funds rate target started the year at 0.75% to 1.0% and ended the year at 1.25% to 1.50%. Short-term rates rose, but the 10-year Treasury benchmark closed the year approximately where it started.
Equity returns were especially strong in 2017. The Dow Jones Industrial Average reached four 1,000 point milestones, opening just above 20,000 in January and closing just under 25,000 on December 29, 2017. The S&P 500 Index, a broad-based measure of U.S. equity returns, gained 21.83% during the same time period. The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks returns of U.S. investment-grade government and corporate bonds, gained 3.54%.
Contributors and detractors
Individual stock selection within the information technology sector supported returns. Technology stocks delivered impressive gains for the Fund, with the strongest contributions to return from Apple, Facebook and Microsoft. Activision Blizzard was another particular standout. The company’s ability to deliver content via a digital platform boosted revenues and profit margins. The growth of electronic sports and the addition of mobile advertising further boosted Activision shares. The impact of all four top contributors was amplified relative to the benchmark, because they were overweights in the portfolio. The Fund had no exposure to IBM, which benefited performance relative to the benchmark as the company lost ground in 2017.
Within the consumer discretionary sector, Marriott was a strong performer. The company executed well its merger with Starwood Hotels & Resorts, while the industry as a whole benefited from a strong economy. PVH, a retailer of premium clothing brands Tommy Hilfiger and Calvin Klein, continued to benefit from robust sales in Europe. Home improvement retailer Lowe’s also posted strong returns due to a solid U.S. housing and home improvement market. These gains helped offset the impact of CVS Caremark, which lost ground during the period. Concerns about potential competition from Amazon hurt sentiment, which was already suffering from a poor year for fundamentals. An overweight in Newell Brands also detracted
4	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
from the Fund’s relative returns, as earnings took a hit. The company’s business prospects declined more than expected, and investors became concerned about the company’s ability to integrate its very large acquisition of Jarden Corporation. We sold the stock.
In the financials sector many companies benefited from strong global macroeconomic growth and higher interest rates, which helped bolster profits. Anticipation of federal tax reform, which Congress passed just before year end, also benefited the sector. Within financials, S&P Global, Blackrock and JP Morgan were top contributors to Fund results.
Although the Fund lagged the benchmark in health care, Vertex Pharmaceuticals was a strong performer. Vertex shares more than doubled during the year. The Vertex gains helped offset underperformance from Allergan and Celgene in the biotechnology industry. Both underperformed because of concerns about expiring patents and competition from generic drug makers. For Allergan, the key concern was the looming expiration of its patent for Restasis, while Celgene will see its patent for Revlimid expire early in the next decade.
Stock selection in the industrials sector also detracted from the Fund’s results. A position in General Electric was a drag on returns. Also, the Fund had no exposure to some of the sector’s biggest gainers, including Boeing and Caterpillar.
At period’s end
During the last quarter of 2017, momentum investors drove the market higher. Traders embraced a relatively small number of technology and growth stocks, which caused the Fund to lag the broader market index during the year’s final months. As always, we will execute our contrarian approach, seeking to identify solid opportunities for long-term capital growth.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,098.60	1,021.44	3.66	3.53	0.70
Class 2	1,000.00	1,000.00	1,097.30	1,020.19	4.97	4.78	0.95
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2017

Portfolio of Investments
December 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 97.9%
Issuer	Shares	Value ($)
Consumer Discretionary 12.5%
Hotels, Restaurants & Leisure 2.3%
Marriott International, Inc., Class A	106,237	14,419,548
McDonald’s Corp.	102,405	17,625,949
Royal Caribbean Cruises Ltd.	41,275	4,923,282
Starbucks Corp.	348,810	20,032,158
Total		57,000,937
Internet & Direct Marketing Retail 1.7%
Amazon.com, Inc.(a)	24,425	28,564,305
Expedia, Inc.	116,434	13,945,300
Total		42,509,605
Media 2.6%
Comcast Corp., Class A	1,598,658	64,026,253
Multiline Retail 0.8%
Dollar General Corp.	219,815	20,444,993
Specialty Retail 3.1%
AutoZone, Inc.(a)	20,956	14,907,470
Lowe’s Companies, Inc.	666,130	61,910,122
Total		76,817,592
Textiles, Apparel & Luxury Goods 2.0%
PVH Corp.	198,982	27,302,320
Tapestry, Inc.	531,915	23,526,601
Total		50,828,921
Total Consumer Discretionary		311,628,301
Consumer Staples 7.9%
Beverages 1.4%
PepsiCo, Inc.	300,414	36,025,647
Food & Staples Retailing 2.2%
Costco Wholesale Corp.	60,245	11,212,799
CVS Health Corp.	255,276	18,507,510
SYSCO Corp.	427,945	25,989,100
Total		55,709,409
Food Products 1.4%
ConAgra Foods, Inc.	296,300	11,161,621
Mondelez International, Inc., Class A	545,165	23,333,062
Total		34,494,683
Common Stocks (continued)
Issuer	Shares	Value ($)
Tobacco 2.9%
Philip Morris International, Inc.	674,985	71,312,165
Total Consumer Staples		197,541,904
Energy 7.3%
Energy Equipment & Services 1.1%
Halliburton Co.	558,196	27,279,039
Oil, Gas & Consumable Fuels 6.2%
Canadian Natural Resources Ltd.	1,001,680	35,780,010
Chevron Corp.	342,332	42,856,543
EOG Resources, Inc.	266,406	28,747,871
Exxon Mobil Corp.	583,280	48,785,539
Total		156,169,963
Total Energy		183,449,002
Financials 17.2%
Banks 9.4%
Citigroup, Inc.	992,684	73,865,616
JPMorgan Chase & Co.	858,598	91,818,470
Wells Fargo & Co.	1,133,888	68,792,985
Total		234,477,071
Capital Markets 3.9%
Bank of New York Mellon Corp. (The)	654,820	35,268,605
BlackRock, Inc.	21,266	10,924,557
Morgan Stanley	809,840	42,492,305
S&P Global, Inc.	52,120	8,829,128
Total		97,514,595
Diversified Financial Services 3.3%
Berkshire Hathaway, Inc., Class B(a)	410,301	81,329,864
Insurance 0.6%
American International Group, Inc.	209,020	12,453,412
Aon PLC	27,477	3,681,918
Total		16,135,330
Total Financials		429,456,860

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 13.4%
Biotechnology 3.4%
Alexion Pharmaceuticals, Inc.(a)	118,520	14,173,807
Biogen, Inc.(a)	119,625	38,108,936
Celgene Corp.(a)	249,634	26,051,804
Vertex Pharmaceuticals, Inc.(a)	44,268	6,634,003
Total		84,968,550
Health Care Equipment & Supplies 1.5%
Abbott Laboratories	408,260	23,299,398
Medtronic PLC	161,234	13,019,646
Total		36,319,044
Health Care Providers & Services 2.5%
AmerisourceBergen Corp.	172,145	15,806,354
Anthem, Inc.	71,465	16,080,340
CIGNA Corp.	151,340	30,735,640
Total		62,622,334
Pharmaceuticals 6.0%
Allergan PLC	184,925	30,250,031
Bristol-Myers Squibb Co.	163,640	10,027,859
Johnson & Johnson	465,843	65,087,584
Pfizer, Inc.	1,254,945	45,454,108
Total		150,819,582
Total Health Care		334,729,510
Industrials 7.4%
Air Freight & Logistics 2.7%
FedEx Corp.	270,050	67,388,277
Airlines 0.5%
Southwest Airlines Co.	195,460	12,792,857
Building Products 0.9%
Johnson Controls International PLC	539,481	20,559,621
Electrical Equipment 0.3%
Eaton Corp. PLC	97,636	7,714,221
Industrial Conglomerates 3.0%
General Electric Co.	861,697	15,036,613
Honeywell International, Inc.	391,460	60,034,305
Total		75,070,918
Total Industrials		183,525,894
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 24.0%
Communications Equipment 2.1%
Cisco Systems, Inc.	1,084,010	41,517,583
Palo Alto Networks, Inc.(a)	80,710	11,698,107
Total		53,215,690
Internet Software & Services 7.6%
Alphabet, Inc., Class A(a)	33,596	35,390,026
Alphabet, Inc., Class C(a)	70,133	73,387,171
Facebook, Inc., Class A(a)	450,745	79,538,463
Total		188,315,660
IT Services 4.1%
Fidelity National Information Services, Inc.	274,091	25,789,222
FleetCor Technologies, Inc.(a)	67,475	12,984,215
MasterCard, Inc., Class A	298,784	45,223,946
Total System Services, Inc.	221,555	17,522,785
Total		101,520,168
Semiconductors & Semiconductor Equipment 2.0%
Broadcom Ltd.	181,816	46,708,531
MACOM Technology Solutions Holdings, Inc.(a)	123,932	4,032,747
Total		50,741,278
Software 4.3%
Activision Blizzard, Inc.	336,710	21,320,477
Electronic Arts, Inc.(a)	11,548	1,213,233
Microsoft Corp.	899,532	76,945,967
Symantec Corp.	267,755	7,513,206
Total		106,992,883
Technology Hardware, Storage & Peripherals 3.9%
Apple, Inc.	581,979	98,488,306
Total Information Technology		599,273,985
Materials 3.2%
Chemicals 1.8%
Mosaic Co. (The)	392,780	10,078,735
Sherwin-Williams Co. (The)	84,488	34,643,459
Total		44,722,194
Containers & Packaging 0.5%
Sealed Air Corp.	254,415	12,542,660

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Metals & Mining 0.9%
Nucor Corp.	348,200	22,138,556
Total Materials		79,403,410
Real Estate 1.3%
Equity Real Estate Investment Trusts (REITS) 1.3%
American Tower Corp.	220,734	31,492,120
Total Real Estate		31,492,120
Telecommunication Services 3.0%
Diversified Telecommunication Services 3.0%
AT&T, Inc.	1,141,095	44,365,774
Verizon Communications, Inc.	567,251	30,024,595
Total		74,390,369
Total Telecommunication Services		74,390,369
Utilities 0.7%
Electric Utilities 0.7%
Southern Co. (The)	357,180	17,176,786
Total Utilities		17,176,786
Total Common Stocks (Cost $1,881,605,518)		2,442,068,141

Money Market Funds 2.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(b),(c)	65,286,942	65,286,942
Total Money Market Funds (Cost $65,284,564)		65,286,942
Total Investments (Cost: $1,946,890,082)		2,507,355,083
Other Assets & Liabilities, Net		(12,716,374)
Net Assets		2,494,638,709

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	18,521,119	563,241,780	(516,475,957)	65,286,942	(4,583)	2,378	449,174	65,286,942
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
¦
Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	311,628,301	—	—	—	311,628,301
Consumer Staples	197,541,904	—	—	—	197,541,904
Energy	183,449,002	—	—	—	183,449,002
Financials	429,456,860	—	—	—	429,456,860
Health Care	334,729,510	—	—	—	334,729,510
Industrials	183,525,894	—	—	—	183,525,894
Information Technology	599,273,985	—	—	—	599,273,985
Materials	79,403,410	—	—	—	79,403,410
Real Estate	31,492,120	—	—	—	31,492,120
Telecommunication Services	74,390,369	—	—	—	74,390,369
Utilities	17,176,786	—	—	—	17,176,786
Total Common Stocks	2,442,068,141	—	—	—	2,442,068,141
Money Market Funds	—	—	—	65,286,942	65,286,942
Total Investments	2,442,068,141	—	—	65,286,942	2,507,355,083
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2017

Statement of Assets and Liabilities
December 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$1,881,605,518
Investments in affiliated issuers, at cost	65,284,564
Investments in unaffiliated issuers, at value	2,442,068,141
Investments in affiliated issuers, at value	65,286,942
Receivable for:
Investments sold	2,312,906
Dividends	2,137,152
Foreign tax reclaims	60,322
Prepaid expenses	10,060
Trustees’ deferred compensation plan	68,389
Total assets	2,511,943,912
Liabilities
Payable for:
Investments purchased	13,018,178
Capital shares purchased	2,794,296
Management services fees	1,346,680
Distribution and/or service fees	21,844
Service fees	4,855
Compensation of board members	931
Compensation of chief compliance officer	249
Other expenses	49,781
Trustees’ deferred compensation plan	68,389
Total liabilities	17,305,203
Net assets applicable to outstanding capital stock	$2,494,638,709
Represented by
Trust capital	$2,494,638,709
Total - representing net assets applicable to outstanding capital stock	$2,494,638,709
Class 1
Net assets	$2,383,771,618
Shares outstanding	108,027,492
Net asset value per share	$22.07
Class 2
Net assets	$110,867,091
Shares outstanding	5,093,566
Net asset value per share	$21.77
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2017	11

Statement of Operations
Year Ended December 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$41,903,119
Dividends — affiliated issuers	449,174
Foreign taxes withheld	(94,507)
Total income	42,257,786
Expenses:
Management services fees	16,382,992
Distribution and/or service fees
Class 2	242,648
Service fees
Class 1	28,656
Class 2	1,273
Transfer agent fees
Class 1	684,225
Class 2	27,256
Compensation of board members	57,914
Custodian fees	30,276
Printing and postage fees	20,720
Audit fees	31,206
Legal fees	65,511
Compensation of chief compliance officer	1,008
Other	67,659
Total expenses	17,641,344
Net investment income	24,616,442
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	171,928,574
Investments — affiliated issuers	(4,583)
Foreign currency translations	(4,291)
Net realized gain	171,919,700
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	276,173,338
Investments — affiliated issuers	2,378
Foreign currency translations	5,884
Net change in unrealized appreciation (depreciation)	276,181,600
Net realized and unrealized gain	448,101,300
Net increase in net assets resulting from operations	$472,717,742
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$24,616,442	$26,724,648
Net realized gain	171,919,700	93,412,161
Net change in unrealized appreciation (depreciation)	276,181,600	72,716,997
Net increase in net assets resulting from operations	472,717,742	192,853,806
Decrease in net assets from capital stock activity	(277,512,699)	(227,793,079)
Total increase (decrease) in net assets	195,205,043	(34,939,273)
Net assets at beginning of year	2,299,433,666	2,334,372,939
Net assets at end of year	$2,494,638,709	$2,299,433,666
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2017	13

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	89,953	1,871,332	2,587,340	42,272,030
Redemptions	(14,373,078)	(288,696,218)	(16,949,418)	(290,917,493)
Net decrease	(14,283,125)	(286,824,886)	(14,362,078)	(248,645,463)
Class 2
Subscriptions	764,511	15,185,463	1,418,521	23,974,785
Redemptions	(290,680)	(5,873,276)	(180,799)	(3,122,401)
Net increase	473,831	9,312,187	1,237,722	20,852,384
Total net decrease	(13,809,294)	(277,512,699)	(13,124,356)	(227,793,079)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2017

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Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2017	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
12/31/2017	$18.12	0.21	3.74	3.95
12/31/2016	$16.67	0.20	1.25	1.45
12/31/2015	$16.19	0.54 (c)	(0.06)	0.48
12/31/2014	$14.32	0.13	1.74	1.87
12/31/2013	$10.54	0.13	3.65	3.78
Class 2
12/31/2017	$17.92	0.16	3.69	3.85
12/31/2016	$16.53	0.16	1.23	1.39
12/31/2015	$16.09	0.58 (d)	(0.14)	0.44
12/31/2014	$14.26	0.08	1.75	1.83
12/31/2013	$10.53	0.10	3.63	3.73

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.40 per share.
(d)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.47 per share.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2017

Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

$22.07	21.80%	0.72%	0.72%	1.04%	46%	$2,383,772
$18.12	8.70%	0.76%	0.76%	1.18%	53%	$2,216,643
$16.67	2.97%	0.75%	0.75%	3.29%	67%	$2,278,481
$16.19	13.06%	0.76%	0.76%	0.83%	59%	$2,446,355
$14.32	35.86%	0.81%	0.76%	1.01%	57%	$1,598,115

$21.77	21.49%	0.97%	0.97%	0.78%	46%	$110,867
$17.92	8.41%	1.01%	1.01%	0.94%	53%	$82,790
$16.53	2.73%	1.01%	1.01%	3.52%	67%	$55,892
$16.09	12.83%	1.01%	1.01%	0.54%	59%	$28,390
$14.26	35.42%	1.06%	1.02%	0.73%	57%	$9,470
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2017	17

Notes to Financial Statements
December 31, 2017
Note 1. Organization
Columbia Variable Portfolio – Contrarian Core Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
18	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2017	19

Notes to Financial Statements  (continued)
December 31, 2017
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
20	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2017 was 0.68% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Service fees
Effective July 1, 2017, the Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund bears a service fee paid to Participating Insurance Companies and other financial intermediaries up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2017, was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Transfer agency fees
Prior to July 1, 2017, the Fund was a party to a Transfer and Dividend Disbursing Agent Agreement with the Transfer Agent. The annual fee rate under this agreement was 0.06% of the Fund’s average daily net assets attributable to each share class. Effective July 1, 2017, the Fund no longer pays a transfer agency fee. The effective transfer agency fee rate for the year ended December 31, 2017, was 0.03% of the Fund’s average daily net assets attributable to each share class.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2017	21

Notes to Financial Statements  (continued)
December 31, 2017
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2017 through April 30, 2018	Prior to May 1, 2017
Class 1	0.76%	0.77%
Class 2	1.01	1.02
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,082,197,532 and $1,368,676,269, respectively, for the year ended December 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended December 31, 2017.
22	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Note 7. Significant risks
Shareholder concentration risk
At December 31, 2017, affiliated shareholders of record owned 99.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2017	23

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – Contrarian Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Contrarian Core Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
24	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	66	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	66	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	66	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	66	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	66	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2017	25

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	66	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	66	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	66	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	66	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
26	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	191	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2017	27

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
28	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2017

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2017	29

Columbia Variable Portfolio – Contrarian Core Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
C-1543 AP (2/18)

Annual Report
December 31, 2017
Columbia Variable Portfolio – Long Government/Credit Bond Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Long Government/Credit Bond Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Long Government/Credit Bond Fund (the Fund) seeks total return, consisting of current income and capital appreciation.
Portfolio management
Tom Murphy, CFA
Co-Portfolio Manager
Managed Fund since November 2017
Timothy Doubek, CFA
Co-Portfolio Manager
Managed Fund since November 2017
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	Life
Class 1	04/30/13	11.35	3.27
Class 2	04/30/13	10.99	3.02
Bloomberg Barclays U.S. Long Government/Credit Bond Index		10.71	4.34
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2016 reflects returns achieved by the Investment Manager pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
The Bloomberg Barclays U.S. Long Government/Credit Bond Index tracks the performance of U.S. government and corporate bonds rated investment grade or better, with maturities of at least ten years.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2013 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Long Government/Credit Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2017)
Asset-Backed Securities — Agency	2.2
Commercial Mortgage-Backed Securities - Non-Agency	2.1
Corporate Bonds & Notes	59.3
Foreign Government Obligations	2.2
Money Market Funds	6.0
Municipal Bonds	5.3
Preferred Debt	0.1
U.S. Government & Agency Obligations	3.6
U.S. Treasury Obligations	19.2
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2017)
AAA rating	33.1
AA rating	9.0
A rating	17.3
BBB rating	39.6
BB rating	0.8
CCC rating	0.2
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
At December 31, 2017, approximately 98.9% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period ended December 31, 2017, the Fund’s Class 2 shares returned 10.99%. The Fund’s benchmark, the Bloomberg Barclays U.S. Long Government/Credit Bond Index, returned 10.71% during the same time period. The Fund’s overweight exposure to credit added to performance relative to the benchmark, as credit spreads narrowed during the 12-month period.
Rising commodity prices and tax overhaul supported the market
During the period, U.S corporate bond issues posted a strong performance for the second year running, which reflected the bond market’s recovery from the 2015 oil shock. In general, bonds issued by higher risk industry groups performed best in 2017, in light of rising commodity prices, increasingly synchronized global growth, favorable corporate results and positive fundamental credit trends. Credit spreads began the year at their widest point and ended the period at their narrowest range. Credit spreads for intermediate maturities (1-10 years) tightened 32 basis points, while long maturities (10+ years) tightened 28 basis points. (A basis point is 1/100th of a percent.) For the 12-month period, net corporate issuance was down 14% year over year, which played a large part in the positive performance of the asset class from a supply/demand perspective. Yields of short-term Treasuries moved up, while yields of longer-term Treasuries retreated.
In addition, strong economic fundamentals aided corporate bond market performance, as did the enactment of the Tax Cuts & Jobs Act in December 2017. Regardless of the unknown impact of the Trump administration’s policies on the strength of equity markets, rising asset prices and the impacts of the federal tax overhaul were tailwinds for the credit markets.
Contributors and detractors
The Fund’s modest outperformance of the benchmark was driven by an overweight to credit relative to the benchmark and security selection within investment-grade corporate issues. The Fund’s issue selection within the banking sector was particularly strong. An underweight to the metals and mining segment, which performed well over the 12-month period, detracted from relative performance.
The Fund used Treasury futures contracts during the period to manage duration as well as affect yield curve positioning. Also, credit derivative indices were used to manage overall credit risk, with a bias towards reducing risk and offsetting long cash positioning. On a stand-alone basis, the use of these derivatives had a positive impact on Fund performance during the period.
Year-end positioning
The Fund’s portfolio positioning is derived from a focus on risk-adjusted return. Credit spreads tightened steadily in 2017, with only three instances of 10-basis-point spread widening occurring during the year. Amid this general tightening, “risk-on” industries and issuers outperformed in 2017. At the end of the Fund’s most recent fiscal year, the portfolio was slightly overweight in investment-grade corporate issues and underweight in U.S. Treasuries.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
4	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,046.30	1,022.39	2.60	2.57	0.51
Class 2	1,000.00	1,000.00	1,044.30	1,021.14	3.87	3.83	0.76
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2017	5

Portfolio of Investments
December 31, 2017
(Percentages represent value of investments compared to net assets)
Asset-Backed Securities — Agency 2.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States Small Business Administration
Series 2016-20L Class 1
12/01/2036	2.810%	6,033,349	6,031,766
Series 2017-20D Class 1
04/01/2037	2.840%	8,097,284	8,129,673
Series 2017-20E Class 1
05/01/2037	2.880%	517,801	520,546
Series 2017-20F Class 1
06/01/2037	2.810%	4,170,827	4,181,922
Series 2017-20G Class 1
07/01/2037	2.980%	3,651,000	3,690,391
Series 2017-20H Class 1
08/01/2037	2.750%	3,165,000	3,162,443
Series 2017-20I Class 1
09/01/2037	2.590%	5,605,000	5,537,111
Total Asset-Backed Securities — Agency (Cost $31,240,261)			31,253,852

Commercial Mortgage-Backed Securities - Non-Agency 2.1%

American Homes 4 Rent(a)
Series 2015-SFR1 Class A
04/17/2052	3.467%	9,760,551	9,971,422
Commercial Mortgage Trust
Series 2015-CR22 Class A5
03/10/2048	3.309%	1,940,000	1,973,436
Series 2015-LC19 Class A4
02/10/2048	3.183%	835,000	843,821
Credit Suisse Mortgage Capital Certificates Trust
Series 2016-NXSR Class A4
12/15/2049	3.795%	6,000,000	6,230,786
GS Mortgage Securities Trust
Series 2015-GC34 Class A4
10/10/2048	3.506%	2,550,000	2,621,669
Wells Fargo Commercial Mortgage Trust
Series 2014-LC18 Class A5
12/15/2047	3.405%	5,000,000	5,119,783
Series 2015-LC20 Class A4
04/15/2050	2.925%	3,750,000	3,724,708
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $30,495,567)			30,485,625

Corporate Bonds & Notes 58.9%

Aerospace & Defense 1.2%
Lockheed Martin Corp.
03/01/2045	3.800%	3,890,000	3,936,556
09/15/2052	4.090%	5,340,000	5,588,038
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Northrop Grumman Corp.
01/15/2028	3.250%	4,915,000	4,923,419
10/15/2047	4.030%	2,975,000	3,105,028
Total			17,553,041
Banking 9.5%
Bank of America Corp.(b)
01/20/2028	3.824%	12,700,000	13,136,740
04/24/2038	4.244%	6,875,000	7,452,555
12/31/2049	8.125%	895,000	909,600
Citigroup, Inc.
Subordinated
07/25/2028	4.125%	9,130,000	9,419,804
05/18/2046	4.750%	7,790,000	8,618,895
First Maryland Capital I(c)
Junior Subordinated
3-month USD LIBOR + 1.000% 01/15/2027	2.359%	2,032,000	1,925,369
HSBC Holdings PLC(b)
Junior Subordinated
12/31/2049	6.000%	4,165,000	4,384,037
JPMorgan Chase & Co.(b)
11/15/2048	3.964%	1,855,000	1,906,981
Junior Subordinated
04/29/2049	7.900%	9,068,000	9,189,294
12/31/2049	5.300%	4,195,000	4,358,995
JPMorgan Chase & Co.(c)
Junior Subordinated
3-month USD LIBOR + 0.950% 02/02/2037	2.331%	953,000	866,969
3-month USD LIBOR + 1.000% 05/15/2047	2.416%	1,690,000	1,512,802
KeyCorp Capital I(c)
Junior Subordinated
3-month USD LIBOR + 0.740% 07/01/2028	2.435%	6,194,000	5,769,711
Lloyds Banking Group PLC
12/01/2045	5.300%	3,700,000	4,371,454
Subordinated
12/10/2025	4.582%	13,515,000	14,194,940
PNC Financial Services Group, Inc. (The)(b)
Junior Subordinated
12/31/2049	4.850%	2,854,000	2,911,716
Santander UK Group Holdings PLC(a)
Subordinated
09/15/2025	4.750%	3,092,000	3,252,367
09/15/2045	5.625%	4,059,000	4,902,529
SunTrust Capital I(c)
Junior Subordinated
3-month USD LIBOR + 0.670% 05/15/2027	2.086%	3,314,000	3,065,046

The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SunTrust Capital III(c)
Junior Subordinated
3-month USD LIBOR + 0.650% 03/15/2028	2.239%	1,102,000	1,006,543
Wells Fargo & Co.
10/23/2026	3.000%	19,685,000	19,295,473
Subordinated
11/02/2043	5.375%	5,750,000	6,854,477
Wells Fargo & Co.(b)
Junior Subordinated
03/29/2049	7.980%	8,248,000	8,332,748
Total			137,639,045
Cable and Satellite 1.9%
Charter Communications Operating LLC/Capital
03/15/2028	4.200%	2,530,000	2,506,704
Charter Communications Operating LLC/Capital Corp.
10/23/2035	6.384%	10,430,000	12,208,117
Comcast Corp.
02/15/2028	3.150%	11,280,000	11,319,074
Time Warner Cable LLC
07/01/2038	7.300%	670,000	837,691
Time Warner Entertainment Co. LP
07/15/2033	8.375%	450,000	616,117
Total			27,487,703
Chemicals 0.4%
LYB International Finance BV
07/15/2043	5.250%	5,040,000	5,868,193
Diversified Manufacturing 0.9%
General Electric Co.(b)
Junior Subordinated
12/31/2049	5.000%	13,233,000	13,663,522
Electric 11.4%
Alabama Power Co.
02/15/2033	5.700%	716,000	865,209
01/02/2046	4.300%	3,000,000	3,345,288
Baltimore Gas & Electric Co.
06/15/2033	5.200%	2,520,000	2,915,194
Cleveland Electric Illuminating Co. (The)
12/15/2036	5.950%	5,298,000	6,618,564
CMS Energy Corp.
03/01/2024	3.875%	1,960,000	2,048,286
02/15/2027	2.950%	55,000	52,883
08/15/2027	3.450%	2,625,000	2,646,160
Commonwealth Edison Co.
03/15/2036	5.900%	8,255,000	10,806,629
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consolidated Edison Co. of New York, Inc.
08/15/2037	6.300%	7,300,000	9,950,294
06/15/2046	3.850%	2,930,000	3,055,990
DTE Electric Co.
07/01/2044	4.300%	4,135,000	4,651,672
DTE Energy Co.
10/01/2026	2.850%	12,455,000	11,964,335
Duke Energy Indiana LLC
10/15/2035	6.120%	4,540,000	5,894,350
Duke Energy Progress LLC
09/15/2047	3.600%	3,740,000	3,755,211
E.ON International Finance BV(a)
04/30/2038	6.650%	4,000,000	5,302,460
Emera U.S. Finance LP
06/15/2046	4.750%	6,680,000	7,337,927
Enel Finance International NV(a)
05/25/2047	4.750%	3,595,000	3,902,462
Florida Power & Light Co.
1st Mortgage
02/01/2041	5.250%	7,704,000	9,684,282
Indiana Michigan Power Co.
07/01/2047	3.750%	1,029,000	1,045,515
Jersey Central Power & Light Co.
06/01/2037	6.150%	5,040,000	6,225,736
MidAmerican Energy Co.
05/01/2046	4.250%	5,255,000	5,895,779
Nevada Power Co.
09/15/2040	5.375%	1,535,000	1,888,865
Oncor Electric Delivery Co. LLC
04/01/2045	3.750%	4,130,000	4,265,695
Pacific Gas & Electric Co.
03/01/2034	6.050%	7,445,000	9,388,577
Pacific Gas & Electric Co.(a)
12/01/2047	3.950%	3,650,000	3,658,366
PacifiCorp
07/15/2038	6.350%	7,081,000	9,733,295
Pennsylvania Electric Co.(a)
03/15/2028	3.250%	2,160,000	2,127,002
Progress Energy, Inc.
12/01/2039	6.000%	7,732,000	10,079,126
Southern California Edison Co.
1st Refunding Mortgage
03/15/2043	3.900%	1,252,000	1,316,973
Southern Co. (The)
07/01/2026	3.250%	3,634,000	3,570,859
07/01/2036	4.250%	4,375,000	4,601,196
07/01/2046	4.400%	4,165,000	4,451,040

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Toledo Edison Co. (The)
05/15/2037	6.150%	1,475,000	1,897,885
Xcel Energy, Inc.
09/15/2041	4.800%	953,000	1,079,393
Total			166,022,498
Finance Companies 0.8%
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%	11,410,000	12,353,573
Food and Beverage 1.8%
Anheuser-Busch InBev Finance, Inc.
02/01/2046	4.900%	10,478,000	12,142,640
Heineken NV(a)
03/29/2047	4.350%	3,000,000	3,291,372
Kraft Heinz Foods Co.(a)
08/01/2039	7.125%	4,155,000	5,610,035
Kraft Heinz Foods Co.
06/01/2046	4.375%	1,875,000	1,857,161
Molson Coors Brewing Co.
07/15/2046	4.200%	3,502,000	3,573,147
Total			26,474,355
Health Care 1.6%
Becton Dickinson and Co.
05/15/2044	4.875%	4,119,000	4,397,613
Cardinal Health, Inc.
06/15/2047	4.368%	3,000,000	2,988,579
Express Scripts Holding Co.
07/15/2046	4.800%	6,822,000	7,255,334
Medtronic, Inc.
03/15/2045	4.625%	4,030,000	4,689,481
New York and Presbyterian Hospital (The)
08/01/2036	3.563%	3,425,000	3,381,129
Total			22,712,136
Healthcare Insurance 0.0%
UnitedHealth Group, Inc.
10/15/2047	3.750%	440,000	448,935
Independent Energy 2.3%
Anadarko Petroleum Corp.
07/15/2044	4.500%	3,865,000	3,834,428
03/15/2046	6.600%	4,525,000	5,797,869
Canadian Natural Resources Ltd.
06/30/2033	6.450%	945,000	1,149,914
02/15/2037	6.500%	2,022,000	2,546,219
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hess Corp.
03/15/2033	7.125%	2,887,000	3,482,369
02/15/2041	5.600%	1,490,000	1,602,599
04/01/2047	5.800%	5,306,000	5,898,585
Noble Energy, Inc.
04/01/2027	8.000%	3,511,000	4,473,186
11/15/2044	5.050%	3,629,000	3,916,079
Total			32,701,248
Integrated Energy 0.9%
Cenovus Energy, Inc.
11/15/2039	6.750%	10,579,000	12,682,010
Life Insurance 4.2%
Brighthouse Financial, Inc.(a)
06/22/2047	4.700%	6,485,000	6,610,537
Guardian Life Insurance Co. of America (The)(a)
Subordinated
06/19/2064	4.875%	1,600,000	1,806,702
01/24/2077	4.850%	6,273,000	6,869,186
Massachusetts Mutual Life Insurance Co.(a)
Subordinated
04/15/2065	4.500%	5,318,000	5,667,690
MetLife, Inc.(a),(b)
Junior Subordinated
04/08/2068	9.250%	2,922,000	4,303,507
Northwestern Mutual Life Insurance Co. (The)(a)
Subordinated
09/30/2047	3.850%	5,065,000	5,137,024
Pacific Life Insurance Co.(a),(b)
Subordinated
10/24/2067	4.300%	10,000,000	10,018,260
Teachers Insurance & Annuity Association of America(a)
12/16/2039	6.850%	88,000	124,101
Subordinated
09/15/2044	4.900%	4,550,000	5,228,792
05/15/2047	4.270%	6,395,000	6,775,049
Voya Financial, Inc.
07/15/2043	5.700%	5,356,000	6,570,286
06/15/2046	4.800%	1,020,000	1,131,910
Total			60,243,044
Media and Entertainment 0.1%
Discovery Communications LLC
09/20/2047	5.200%	1,103,000	1,149,381
Metals and Mining 0.5%
BHP Billiton Finance U.S.A. Ltd.
09/30/2043	5.000%	5,848,000	7,160,736

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Midstream 3.6%
Columbia Pipeline Group, Inc.
06/01/2045	5.800%	7,494,000	9,350,159
El Paso LLC
01/15/2032	7.750%	2,223,000	2,867,499
Enbridge, Inc.(b)
Subordinated
07/15/2077	5.500%	7,398,000	7,367,298
Enterprise Products Operating LLC
02/15/2045	5.100%	610,000	692,231
Enterprise Products Operating LLC(c)
Junior Subordinated
3-month USD LIBOR + 3.708% 08/01/2066	5.084%	2,505,000	2,505,589
Enterprise Products Operating LLC(b)
Junior Subordinated
08/16/2077	5.250%	7,660,000	7,583,974
Kinder Morgan Energy Partners LP
03/15/2032	7.750%	570,000	728,178
01/15/2038	6.950%	4,759,000	5,928,991
11/15/2040	7.500%	4,055,000	5,175,542
Plains All American Pipeline LP/Finance Corp.
05/15/2036	6.700%	665,000	741,708
01/15/2037	6.650%	1,461,000	1,671,388
06/01/2042	5.150%	3,262,000	3,184,668
02/15/2045	4.900%	4,179,000	4,008,054
Southern Natural Gas Co. LLC
03/01/2032	8.000%	560,000	757,661
Total			52,562,940
Natural Gas 1.6%
Boston Gas Co.(a)
08/01/2027	3.150%	2,752,000	2,731,971
KeySpan Corp.
11/15/2030	8.000%	590,000	803,094
NiSource Finance Corp.
02/15/2044	4.800%	3,351,000	3,777,304
05/15/2047	4.375%	4,494,000	4,922,377
Sempra Energy
11/15/2025	3.750%	2,550,000	2,625,238
06/15/2027	3.250%	374,000	371,157
10/15/2039	6.000%	6,025,000	7,776,257
Total			23,007,398
Oil Field Services 0.2%
Noble Holding International Ltd.(b)
03/16/2018	5.750%	2,594,000	2,599,089
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Other Industry 0.7%
Massachusetts Institute of Technology
07/01/2114	4.678%	2,335,000	2,716,308
07/01/2116	3.885%	2,315,000	2,310,231
President and Fellows of Harvard College
07/15/2046	3.150%	1,749,000	1,708,185
07/15/2056	3.300%	2,825,000	2,766,325
Total			9,501,049
Pharmaceuticals 2.7%
Allergan Funding SCS
03/15/2025	3.800%	7,842,000	7,981,180
Amgen, Inc.
05/01/2045	4.400%	1,245,000	1,350,310
06/15/2048	4.563%	6,573,000	7,347,063
Johnson & Johnson
12/05/2033	4.375%	10,574,000	12,130,482
03/03/2037	3.625%	4,400,000	4,644,996
03/01/2046	3.700%	5,345,000	5,654,593
Total			39,108,624
Property & Casualty 0.6%
Loews Corp.
05/15/2043	4.125%	9,055,000	9,354,576
Railroads 1.0%
Burlington Northern Santa Fe LLC
09/01/2045	4.700%	3,000,000	3,524,139
CSX Corp.
06/01/2027	3.250%	1,750,000	1,747,587
05/30/2042	4.750%	2,293,000	2,573,271
11/01/2066	4.250%	6,128,000	6,183,930
Total			14,028,927
Retailers 1.3%
CVS Pass-Through Trust(a)
01/10/2036	4.704%	8,408,820	8,845,810
08/11/2036	4.163%	4,235,583	4,259,671
Macy’s Retail Holdings, Inc.
02/15/2043	4.300%	1,007,000	817,995
Wal-Mart Stores, Inc.
09/01/2035	5.250%	3,765,000	4,776,866
Total			18,700,342
Supermarkets 0.4%
Kroger Co. (The)
04/15/2042	5.000%	1,064,000	1,126,867
01/15/2048	4.650%	4,981,000	5,120,070
Total			6,246,937

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Technology 3.5%
Apple, Inc.
09/12/2027	2.900%	7,297,000	7,200,519
09/12/2047	3.750%	3,690,000	3,780,416
Broadcom Corp./Cayman Finance Ltd.(a)
01/15/2027	3.875%	13,090,000	12,913,717
Microsoft Corp.
08/08/2046	3.700%	9,540,000	9,944,477
02/06/2057	4.500%	4,000,000	4,725,244
Oracle Corp.
11/15/2027	3.250%	5,045,000	5,130,734
07/08/2034	4.300%	3,110,000	3,460,662
11/15/2047	4.000%	3,355,000	3,567,204
Total			50,722,973
Tobacco 0.2%
BAT Capital Corp.(a)
08/15/2047	4.540%	2,120,000	2,237,673
Transportation Services 1.5%
ERAC U.S.A. Finance LLC(a)
10/15/2037	7.000%	2,350,000	3,137,772
03/15/2042	5.625%	1,589,000	1,882,679
11/01/2046	4.200%	4,461,000	4,368,256
FedEx Corp.
11/15/2045	4.750%	3,390,000	3,805,305
04/01/2046	4.550%	790,000	866,241
United Parcel Service, Inc.
11/15/2047	3.750%	7,780,000	8,030,088
Total			22,090,341
Wireless 0.1%
America Movil SAB de CV
07/16/2042	4.375%	1,810,000	1,921,677
Wirelines 4.0%
AT&T, Inc.
03/01/2037	5.250%	16,360,000	17,320,856
08/14/2037	4.900%	14,605,000	14,776,287
08/14/2058	5.300%	2,970,000	2,981,916
Deutsche Telekom International Finance BV
06/01/2032	9.250%	625,000	990,317
Orange SA
01/13/2042	5.375%	3,200,000	3,861,485
Telefonica Emisiones SAU
06/20/2036	7.045%	2,960,000	3,936,587
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Verizon Communications, Inc.
08/10/2033	4.500%	5,170,000	5,417,095
09/15/2048	4.522%	8,525,000	8,393,962
Total			57,678,505
Total Corporate Bonds & Notes (Cost $823,762,669)			853,920,471

Foreign Government Obligations(d) 2.2%

Mexico 1.9%
Mexico Government International Bond
03/08/2044	4.750%	5,202,000	5,262,010
01/23/2046	4.600%	5,320,000	5,251,766
Petroleos Mexicanos(a)
03/13/2027	6.500%	1,189,000	1,303,647
Petroleos Mexicanos
06/15/2035	6.625%	11,300,000	12,084,503
09/21/2047	6.750%	3,400,000	3,560,942
Total			27,462,868
Qatar 0.3%
Nakilat, Inc.(a)
12/31/2033	6.067%	3,860,000	4,505,110
Total Foreign Government Obligations (Cost $31,152,976)			31,967,978

Municipal Bonds 5.2%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Higher Education 1.2%
Los Angeles Community College District
Unlimited General Obligation Bonds
Build America Bonds
Series 2010
08/01/2049	6.750%	4,735,000	7,349,525
University of California
Revenue Bonds
General Tax
Series 2012AD
05/15/2112	4.858%	9,055,000	10,107,553
Total			17,457,078
Local General Obligation 0.0%
City of Chicago
Unlimited Tax General Obligation Bonds
Series 2015B
01/01/2033	7.375%	275,000	318,169

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Ports 0.6%
Port Authority of New York & New Jersey
Revenue Bonds
Consolidated 174th
Series 2012
10/01/2062	4.458%	8,175,000	9,439,918
Sales Tax 0.1%
Central Puget Sound Regional Transit Authority
Revenue Bonds
Green Bonds
Series 2016S-1
11/01/2046	5.000%	1,145,000	1,594,905
Special Non Property Tax 0.3%
JobsOhio Beverage System
Taxable Revenue Bonds
Series 2013B
01/01/2035	4.532%	3,315,000	3,710,612
State General Obligation 2.1%
Commonwealth of Massachusetts
Limited Tax General Obligation Bonds
Series 2016F
06/01/2046	3.277%	3,125,000	3,014,281
State of California
Unlimited General Obligation Bonds
Taxable Build America Bonds
Series 2009
04/01/2039	7.550%	11,170,000	17,577,224
State of Texas
Unlimited General Obligation Refunding Bonds
Transportation Commission Mobility Fund
Series 2017
10/01/2033	5.000%	2,855,000	3,474,306
10/01/2034	5.000%	5,045,000	6,119,888
Total			30,185,699
Transportation 0.5%
Metropolitan Transportation Authority
Revenue Bonds
Series 2010 (BAM)
11/15/2039	6.648%	5,200,000	7,275,528
Water & Sewer 0.4%
City of Chicago Waterworks
Revenue Bonds
2nd Lien
Series 2012
11/01/2042	5.000%	2,320,000	2,505,345
Build America Bonds
Series 2010
11/01/2040	6.742%	625,000	831,694
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York City Water & Sewer System
Revenue Bonds
Build America Bonds
Series 2010
06/15/2042	5.724%	1,550,000	2,100,916
Total			5,437,955
Total Municipal Bonds (Cost $71,497,608)			75,419,864

Preferred Debt 0.1%
Issuer	Coupon Rate	Shares	Value ($)
Banking 0.1%
State Street Corp.(b)
12/31/2049	5.350%	29,999	813,573
Total Preferred Debt (Cost $749,975)			813,573

U.S. Government & Agency Obligations 3.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Residual Funding Corp.(e)
STRIPS
01/15/2030	0.000%	8,428,000	5,918,293
04/15/2030	0.000%	65,960,000	46,258,804
Total U.S. Government & Agency Obligations (Cost $53,327,480)			52,177,097

U.S. Treasury Obligations 19.1%

U.S. Treasury
10/31/2019	1.500%	1,413,000	1,403,371
09/30/2022	1.875%	10,539,000	10,387,009
10/31/2022	2.000%	17,764,000	17,611,616
10/31/2024	2.250%	2,376,000	2,365,046
08/15/2027	2.250%	16,305,100	16,078,067
05/15/2041	4.375%	25,383,000	32,850,547
U.S. Treasury(f)
05/15/2047	3.000%	122,157,900	128,456,133
U.S. Treasury(e)
STRIPS
11/15/2018	0.000%	19,436,000	19,138,386
11/15/2019	0.000%	11,055,900	10,682,763
02/15/2040	0.000%	38,410,800	21,272,982
11/15/2041	0.000%	13,661,000	7,130,935
05/15/2043	0.000%	19,069,000	9,489,807
Total U.S. Treasury Obligations (Cost $269,394,688)			276,866,662

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
December 31, 2017
Money Market Funds 5.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(g),(h)	86,229,757	86,229,757
Total Money Market Funds (Cost $86,228,858)		86,229,757
Total Investments (Cost: $1,397,850,082)		1,439,134,879
Other Assets & Liabilities, Net		11,047,448
Net Assets		1,450,182,327
At December 31, 2017, securities and/or cash totaling $7,360,391 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	434	03/2018	USD	67,663,234	199,386	—
U.S. Ultra Bond	1,803	03/2018	USD	304,830,163	2,984,105	—
Total					3,183,491	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(987)	03/2018	USD	(123,053,199)	368,151	—
U.S. Treasury 2-Year Note	(178)	03/2018	USD	(38,179,028)	66,412	—
U.S. Treasury 5-Year Note	(52)	03/2018	USD	(6,055,690)	21,427	—
U.S. Treasury Ultra 10-Year Note	(416)	03/2018	USD	(56,192,598)	2,418	—
U.S. Treasury Ultra 10-Year Note	(125)	03/2018	USD	(16,884,795)	—	(88,109)
Total					458,408	(88,109)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2017, the value of these securities amounted to $140,745,169, which represents 9.71% of net assets.
(b)	Represents a step bond where the coupon rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter.
(c)	Variable rate security.
(d)	Principal and interest may not be guaranteed by the government.
(e)	Zero coupon bond.
(f)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(g)	The rate shown is the seven-day current annualized yield at December 31, 2017.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Notes to Portfolio of Investments  (continued)
(h)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	522,073	399,186,234	(313,478,550)	86,229,757	(1,309)	899	135,510	86,229,757
Abbreviation Legend
BAM	Build America Mutual Assurance Co.
STRIPS	Separate Trading of Registered Interest and Principal Securities
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Asset-Backed Securities — Agency	—	31,253,852	—	—	31,253,852
Commercial Mortgage-Backed Securities - Non-Agency	—	30,485,625	—	—	30,485,625
Corporate Bonds & Notes	—	853,920,471	—	—	853,920,471
Foreign Government Obligations	—	31,967,978	—	—	31,967,978
Municipal Bonds	—	75,419,864	—	—	75,419,864
Preferred Debt	813,573	—	—	—	813,573
U.S. Government & Agency Obligations	—	52,177,097	—	—	52,177,097
U.S. Treasury Obligations	209,151,789	67,714,873	—	—	276,866,662
Money Market Funds	—	—	—	86,229,757	86,229,757
Total Investments	209,965,362	1,142,939,760	—	86,229,757	1,439,134,879
Derivatives
Asset
Futures Contracts	3,641,899	—	—	—	3,641,899
Liability
Futures Contracts	(88,109)	—	—	—	(88,109)
Total	213,519,152	1,142,939,760	—	86,229,757	1,442,688,669
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2017

Statement of Assets and Liabilities
December 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$1,311,621,224
Investments in affiliated issuers, at cost	86,228,858
Investments in unaffiliated issuers, at value	1,352,905,122
Investments in affiliated issuers, at value	86,229,757
Receivable for:
Investments sold	87,906
Dividends	58,642
Interest	11,879,997
Foreign tax reclaims	13,703
Variation margin for futures contracts	910,875
Prepaid expenses	5,864
Trustees’ deferred compensation plan	49,024
Total assets	1,452,140,890
Liabilities
Payable for:
Capital shares purchased	915,137
Variation margin for futures contracts	368,641
Management services fees	563,199
Distribution and/or service fees	3,176
Service fees	749
Compensation of board members	837
Compensation of chief compliance officer	146
Other expenses	57,654
Trustees’ deferred compensation plan	49,024
Total liabilities	1,958,563
Net assets applicable to outstanding capital stock	$1,450,182,327
Represented by
Paid in capital	1,329,224,323
Undistributed net investment income	46,295,646
Accumulated net realized gain	29,823,771
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	41,283,898
Investments - affiliated issuers	899
Futures contracts	3,553,790
Total - representing net assets applicable to outstanding capital stock	$1,450,182,327
Class 1
Net assets	$1,434,026,237
Shares outstanding	134,948,306
Net asset value per share	$10.63
Class 2
Net assets	$16,156,090
Shares outstanding	1,524,256
Net asset value per share	$10.60
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2017	15

Statement of Operations
Year Ended December 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$90,732
Dividends — affiliated issuers	135,510
Interest	54,248,208
Total income	54,474,450
Expenses:
Management services fees	6,960,517
Distribution and/or service fees
Class 2	39,965
Service fees
Class 1	4,650
Class 2	52
Transfer agent fees
Class 1	417,865
Class 2	4,873
Compensation of board members	41,787
Custodian fees	38,944
Printing and postage fees	10,765
Audit fees	43,107
Legal fees	37,686
Compensation of chief compliance officer	575
Other	46,056
Total expenses	7,646,842
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(34,234)
Total net expenses	7,612,608
Net investment income	46,861,842
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	18,899,712
Investments — affiliated issuers	(1,309)
Futures contracts	14,610,146
Swap contracts	(1,729,552)
Net realized gain	31,778,997
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	67,110,685
Investments — affiliated issuers	899
Futures contracts	4,616,343
Swap contracts	517,809
Net change in unrealized appreciation (depreciation)	72,245,736
Net realized and unrealized gain	104,024,733
Net increase in net assets resulting from operations	$150,886,575
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$46,861,842	$47,450,503
Net realized gain	31,778,997	18,293,946
Net change in unrealized appreciation (depreciation)	72,245,736	(16,686,152)
Net increase in net assets resulting from operations	150,886,575	49,058,297
Distributions to shareholders
Net investment income
Class 1	(46,978,869)	(32,640,695)
Class 2	(505,726)	(306,838)
Net realized gains
Class 1	(5,388,305)	—
Class 2	(62,522)	—
Total distributions to shareholders	(52,935,422)	(32,947,533)
Decrease in net assets from capital stock activity	(129,653,525)	(30,052,494)
Total decrease in net assets	(31,702,372)	(13,941,730)
Net assets at beginning of year	1,481,884,699	1,495,826,429
Net assets at end of year	$1,450,182,327	$1,481,884,699
Undistributed net investment income	$46,295,646	$46,913,863
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2017	17

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	4,498,373	46,342,290	26,827,054	277,559,172
Distributions reinvested	5,139,075	52,367,174	3,076,409	32,640,695
Redemptions	(22,288,806)	(226,358,364)	(33,457,990)	(344,592,733)
Net decrease	(12,651,358)	(127,648,900)	(3,554,527)	(34,392,866)
Class 2
Subscriptions	281,306	2,889,649	871,789	8,900,456
Distributions reinvested	55,820	568,248	28,947	306,838
Redemptions	(534,344)	(5,462,522)	(470,637)	(4,866,922)
Net increase (decrease)	(197,218)	(2,004,625)	430,099	4,340,372
Total net decrease	(12,848,576)	(129,653,525)	(3,124,428)	(30,052,494)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2017

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Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2017	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class 1
12/31/2017	$9.92	0.34	0.77	1.11	(0.36)	(0.04)
12/31/2016	$9.81	0.30	0.01	0.31	(0.20)	—
12/31/2015	$10.02	0.21	(0.22)	(0.01)	(0.20)	—
12/31/2014	$9.60	0.20	0.34	0.54	(0.12)	—
12/31/2013 (c)	$10.00	0.12	(0.52)	(0.40)	—	—
Class 2
12/31/2017	$9.90	0.31	0.76	1.07	(0.33)	(0.04)
12/31/2016	$9.79	0.28	0.00 (e)	0.28	(0.17)	—
12/31/2015	$9.99	0.18	(0.20)	(0.02)	(0.18)	—
12/31/2014	$9.59	0.18	0.32	0.50	(0.10)	—
12/31/2013 (c)	$10.00	0.11	(0.52)	(0.41)	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Based on operations from April 30, 2013 (fund commencement of operations) through the stated period end.
(d)	Annualized.
(e)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.40)	$10.63	11.35%	0.54%	0.54%	3.32%	161%	$1,434,026
(0.20)	$9.92	3.02%	0.57%	0.56%	2.96%	394%	$1,464,843
(0.20)	$9.81	(0.07%)	0.57%	0.56%	2.09%	414%	$1,483,185
(0.12)	$10.02	5.62%	0.56%	0.56%	2.02%	346%	$1,550,651
—	$9.60	(4.00%)	0.57% (d)	0.57% (d)	1.91% (d)	350%	$1,776,191

(0.37)	$10.60	10.99%	0.79%	0.79%	3.07%	161%	$16,156
(0.17)	$9.90	2.78%	0.82%	0.81%	2.73%	394%	$17,042
(0.18)	$9.79	(0.22%)	0.82%	0.81%	1.86%	414%	$12,641
(0.10)	$9.99	5.25%	0.82%	0.81%	1.82%	346%	$7,359
—	$9.59	(4.10%)	0.82% (d)	0.82% (d)	1.69% (d)	350%	$1,431
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2017	21

Notes to Financial Statements
December 31, 2017
Note 1. Organization
Columbia Variable Portfolio – Long Government/Credit Bond Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
22	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
December 31, 2017
under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
24	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index, increase or decrease its credit exposure to a single issuer of debt securities, increase or decrease its credit exposure to a specific debt security or a basket of debt securities as a protection buyer to reduce overall credit exposure, and manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
December 31, 2017
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2017:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Net assets — unrealized appreciation on futures contracts	3,641,899*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	88,109*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	(1,729,552)	(1,729,552)
Interest rate risk	14,610,146	—	14,610,146
Total	14,610,146	(1,729,552)	12,880,594

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	517,809	517,809
Interest rate risk	4,616,343	—	4,616,343
Total	4,616,343	517,809	5,134,152
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	338,901,331
Futures contracts — short	265,216,121
Credit default swap contracts — buy protection	85,643,750
Credit default swap contracts — sell protection	48,220,000

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2017.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
26	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
December 31, 2017
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset
28	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2017 was 0.49% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Service fees
Effective July 1, 2017, the Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund bears a service fee paid to Participating Insurance Companies and other financial intermediaries up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2017, was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Transfer agency fees
Prior to July 1, 2017, the Fund was a party to a Transfer and Dividend Disbursing Agent Agreement with the Transfer Agent. The annual fee rate under this agreement was 0.06% of the Fund’s average daily net assets attributable to each share class. Effective July 1, 2017, the Fund no longer pays a transfer agency fee. The effective transfer agency fee rate for the year ended December 31, 2017, was 0.03% of the Fund’s average daily net assets attributable to each share class.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
December 31, 2017
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2017 through April 30, 2018	Prior to May 1, 2017
Class 1	0.59%	0.56%
Class 2	0.84	0.81
The Fund had a voluntary expense reimbursement arrangement from May 1, 2017 to June 30, 2017. The annual limitation rates were the same under the voluntary expense reimbursement arrangement, which changed to a contractual arrangement on July 1, 2017 through April 30, 2018.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2017, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, trustees’ deferred compensation and certain convertible preferred securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
4,536	(4,536)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
December 31, 2017			December 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
52,935,422	—	52,935,422	32,947,533	—	32,947,533
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
30	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
At December 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
60,926,392	26,410,449	—	30,110,199
At December 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,409,024,680	36,851,017	(6,740,818)	30,110,199
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,252,167,625 and $2,458,602,374, respectively, for the year ended December 31, 2017, of which $1,439,384,791 and $1,414,598,459, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended December 31, 2017.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2017	31

Notes to Financial Statements  (continued)
December 31, 2017
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At December 31, 2017, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to
32	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2017	33

Report of Independent Registered Public Accounting Firm
Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – Long Government/Credit Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Long Government/Credit Bond Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2017 and for the period April 30, 2013 (commencement of operations) through December 31, 2013 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the four years in the period ended December 31, 2017 and for the period April 30, 2013 (commencement of operations) through December 31, 2013 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent, and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
34	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2017.
Capital gain dividend
$27,730,971
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2017	35

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	66	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	66	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	66	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	66	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	66	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
36	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	66	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	66	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	66	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	66	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2017	37

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	191	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
38	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2017	39

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
40	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2017

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Variable Portfolio – Long Government/Credit Bond Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
C-1876 AP (2/18)

Annual Report
December 31, 2017
Variable Portfolio – Lazard International Equity Advantage Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Variable Portfolio – Lazard International Equity Advantage Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Variable Portfolio – Lazard International Equity Advantage Fund (the Fund) seeks long-term capital appreciation.
Portfolio management
Lazard Asset Management LLC
Paul Moghtader, CFA
Taras Ivanenko, CFA, PhD
Ciprian Marin
Craig Scholl, CFA
Susanne Willumsen
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	Life
Class 1	04/30/13	24.05	6.17
Class 2	04/30/13	23.64	5.90
MSCI EAFE Index (Net)		25.03	6.16
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2016 reflects returns acheived by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for prior periods, results shown may have been different.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Variable Portfolio – Lazard International Equity Advantage Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2013 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Lazard International Equity Advantage Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Top 10 holdings (%) (at December 31, 2017)
Roche Holding AG, Genusschein Shares (Switzerland)	2.9
Unilever NV-CVA (Netherlands)	2.8
Mitsubishi UFJ Financial Group, Inc. (Japan)	2.7
Novo Nordisk A/S, Class B (Denmark)	2.3
CSL Ltd. (Australia)	2.2
Statoil ASA (Norway)	2.2
Royal Dutch Shell PLC, Class A (United Kingdom)	2.1
Total SA (France)	2.0
AXA SA (France)	1.8
Nestlé SA, Registered Shares (Switzerland)	1.8
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at December 31, 2017)
Consumer Discretionary	12.0
Consumer Staples	8.8
Energy	6.9
Financials	20.8
Health Care	12.1
Industrials	14.7
Information Technology	7.5
Materials	5.8
Real Estate	4.7
Telecommunication Services	3.9
Utilities	2.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Variable Portfolio – Lazard International Equity Advantage Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Country breakdown (%) (at December 31, 2017)
Australia	6.9
Austria	0.1
Cayman Islands	0.5
China	0.4
Denmark	2.8
Faroe Islands	0.2
France	10.0
Germany	11.0
Hong Kong	2.6
Ireland	0.3
Italy	1.7
Japan	24.8
Luxembourg	0.5
Netherlands	4.1
New Zealand	0.2
Norway	2.8
Portugal	0.5
Singapore	1.4
Spain	2.9
Sweden	3.0
Switzerland	7.0
United Kingdom	15.7
United States(a)	0.6
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
4	Variable Portfolio – Lazard International Equity Advantage Fund | Annual Report 2017

Manager Discussion of Fund Performance
At December 31, 2017, approximately 99.4% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2017, the Fund’s Class 2 shares returned 23.64%. The Fund underperformed its benchmark, the MSCI EAFE Index (Net), which returned 25.03% over the same period. Holdings in the utilities and telecommunications sectors detracted from performance, particularly during the fourth quarter of 2017, although stock selection in other sectors added value.
Stock market volatility at historic lows
The global economy moved in a synchronous fashion as most major countries showed signs of economic growth, while the monetary policies of central banks, viewing the recovery as fragile and with little inflationary pressure, continue to be accommodative. Stock market volatility remained at historic lows as adverse geopolitical events were scarce and investor confidence continued to increase. Despite the tranquil nature of the markets, stock-specific risks increased as investors gravitated towards stocks with growth promise, with little regard for risk or valuation.
Germany was one of the stronger international markets as the DAX reached record highs in the year, thanks in part to strong economic growth, particularly in the manufacturing sector. The European Central Bank’s interest rate cuts and security purchases also helped. Australia lagged; its currency remained under pressure for most of the year as Australia battled inflation. In a commodity-dominated market, the country underperformed, primarily in the first half of 2017 when commodity prices were weak. Switzerland traded in line with the broader index as it benefitted from economic growth. The U.K. lagged for much of the year due to the impact of mixed election results and formal negotiations over Brexit, which heightened investor uncertainty. Japan enjoyed strong equity returns for the year offset by the weakness in the Yen. The Bank of Japan’s low interest rate policy finally had the desired effect of stimulating the economy and weakening the currency. The Netherlands benefitted from a pro-business election in March as well as the pick-up in economic activity throughout Europe.
Contributors and detractors
The largest contributions to Fund performance came from our health care, consumer discretionary and energy holdings. Consumer discretionary stocks performed in line with the benchmark as the increase in global economic activity favored the sector, particularly in the second half of the year. Although health care stocks generally lagged for most of the year as uncertainty over U.S. health care policy and reimbursement weighed on the sector, particularly pharmaceuticals, the Fund’s health care holdings performed well. Energy stocks sold off sharply in the first half of the year, as excess supply concerns and skepticism over OPEC’s production cuts influenced investor sentiment. However, better economic news and increased demand contributed to a rally in oil prices. As a result, energy was the best-performing sector in the second half of the year.
Among individual holdings, Deutsche Lufthansa, Aristocrat Leisure and CSL contributed to Fund performance. The German airline Deutsche Lufthansa benefitted from the economic recovery, which saw an increase in passenger traffic. The bankruptcy of Air Berlin, the second-largest carrier, also sent traffic to them. Deutsche Lufthansa subsequently purchased Air Berlin, giving the airline a dominant position in the passenger market. As a result, we added to our positon in August and November. Aristocrat Leisure, meanwhile, reported a strong first half as earnings rose 49%. New products and increased penetration of its gaming machines into the North American market also helped boost the stock. We established a full position in January and February and have held it since then. CSL, the Australian biotechnology company, sold off at the end of 2016 on concerns over drug pricing pressures in the U.S. and new competition in the hemophilia field. The concerns turned out to be overblown, as CSL enjoyed a strong year in 2017 with new drug approvals and earnings growth exceeded guidance. CSL also completed a large share buyback. We trimmed the Fund’s position in CSL in January 2017, but added to it, most recently in November 2017.
The largest detractors to Fund performance for the period were utilities, telecommunications and industrials. Utilities slightly underperformed the market in 2017, as the specter of higher global interest rates made the sector less attractive to yield-oriented investors. Telecommunications was the weakest sector for the period, largely driven by intense competition
Variable Portfolio – Lazard International Equity Advantage Fund | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
among most major markets that has eroded pricing flexibility. High capital costs and the need to upgrade existing infrastructure to meet rapidly expanding data needs also weighed on the sector. The portfolio, meanwhile, was underweighted to industrials, a sector that benefitted from the broadening economic recovery and accelerating global growth.
Centrica, BT Group and SSE were the largest detractors from Fund performance. The U.K. utility Centrica continued to struggle with a disappointing second half of the year after it announced that it was losing 823,000 domestic energy customers in just four months and that it would have to operate with a historically low dividend cover “for a period of time” in order to maintain its pay-outs. We sold half of the Fund’s position in November 2017. BT Group surprised the market with a write-down due to improper accounting in its Italian subsidiary, setting in motion a number of management changes. The company carries a sizable pension liability, which caused a sell-off in 2016 as interest rates declined. It is expected that the recent increase in interest rates will benefit the company and the stock showed some strength going into year-end. We used the opportunity to sell the Fund’s entire position. SSE, the U.K. electric utility, has struggled with regulatory rate increases as Prime Minister Theresa May pressured utilities over high household energy prices, which impaired their ability to grow top-line revenue as expected. The company forecasted a decline in its operating profit for 2017 but dividend coverage remained stable. We trimmed the Fund’s position in May when the political controversy was at its height but have maintained our position since then.
Portfolio positioning
Turnover within the Fund was within the expected range, although we increased holdings in the portfolio to mitigate stock-specific risk. During the period, we purchased a position in Statoil, the Norwegian integrated oil company, which retains operating flexibility and can reduce capital expenditures without impacting production in periods of low oil prices. It is also inexpensive relative to its competitors. We also purchased a position in Deutsche Lufthansa which was upgraded due to the improvement in the German economy and lower oil prices in the first half of 2017. Sales included BT Group, a stock that has weighed on the portfolio. While the stock looked attractive on a valuation basis, we felt that the accounting scandal in Italy would weigh on the stock for an extended period. Mitsubishi Electric was sold after announcing its second quarter earnings, which met expectations. Analysts’ sentiment, however, turned negative on the stock as operating margins lessened in response to pricing pressures and slower sales to China.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Variable Portfolio – Lazard International Equity Advantage Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,087.80	1,020.94	4.16	4.03	0.80
Class 2	1,000.00	1,000.00	1,086.20	1,019.70	5.46	5.29	1.05
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Variable Portfolio – Lazard International Equity Advantage Fund | Annual Report 2017	7

Portfolio of Investments
December 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 99.3%
Issuer	Shares	Value ($)
Australia 6.9%
Aristocrat Leisure Ltd.	2,653,053	48,853,842
BlueScope Steel Ltd.	429,182	5,111,798
Cochlear Ltd.	182,461	24,322,526
CSL Ltd.	600,216	65,959,986
Fortescue Metals Group Ltd.	3,142,165	11,891,110
Leighton Holdings Ltd.	166,834	6,672,601
Newcrest Mining Ltd.	248,227	4,418,934
Platinum Asset Management Ltd.	2,167,289	13,007,836
Qantas Airways Ltd.	2,151,542	8,436,304
South32 Ltd.	5,058,255	13,710,652
St. Barbara Ltd.	1,279,041	3,809,036
Stockland	1,105,808	3,857,432
Total		210,052,057
Austria 0.1%
Erste Group Bank AG	91,100	3,947,870
Cayman Islands 0.5%
China Cord Blood Corp.(a)	349,055	3,473,097
CK Asset Holdings Ltd.	1,345,500	11,728,952
Total		15,202,049
China 0.4%
WH Group Ltd.	9,698,000	10,948,164
Denmark 2.8%
Novo Nordisk A/S, Class B	1,303,453	70,270,123
Vestas Wind Systems A/S	204,719	14,147,905
Total		84,418,028
Faroe Islands 0.2%
Bakkafrost P/F	122,787	5,199,747
France 9.9%
Air France-KLM(a)	996,140	16,231,059
AXA SA	1,795,691	53,293,007
BNP Paribas SA	53,621	4,004,986
Credit Agricole SA	1,143,068	18,926,829
Faurecia	154,626	12,083,432
Ipsen SA	41,007	4,899,065
Klepierre	153,646	6,759,268
Peugeot SA	1,328,565	27,027,589
Safran SA	96,705	9,968,260
Common Stocks (continued)
Issuer	Shares	Value ($)
Sanofi	249,074	21,472,463
Schneider Electric SE	52,372	4,452,736
Societe Generale SA	751,944	38,840,549
STMicroelectronics NV	253,608	5,539,624
Total SA	1,082,389	59,798,811
Ubisoft Entertainment SA(a)	71,564	5,507,446
Unibail-Rodamco SE	9,861	2,484,660
Valeo SA	133,989	10,010,937
Total		301,300,721
Germany 11.0%
Allianz SE, Registered Shares	97,925	22,409,917
BASF SE	275,343	30,186,239
Bayer AG, Registered Shares	87,428	10,864,080
Continental AG	176,243	47,388,215
Covestro AG	377,615	38,881,681
Deutsche Lufthansa AG, Registered Shares	1,425,729	52,358,042
Deutsche Post AG	130,300	6,193,621
Deutsche Telekom AG, Registered Shares	1,024,930	18,117,104
E.ON SE	1,072,313	11,619,765
Infineon Technologies AG	243,836	6,640,678
Rheinmetall AG	82,929	10,487,488
RWE AG	706,377	14,375,067
SAP SE	457,349	51,166,059
Siltronic AG(a)	62,933	9,098,363
United Internet AG	53,408	3,659,577
Total		333,445,896
Hong Kong 2.6%
CK Hutchison Holdings Ltd.	555,500	6,960,582
Jardine Matheson Holdings Ltd.	349,200	21,186,839
Wharf Holdings Ltd. (The)	4,152,000	14,318,138
Wharf Real Estate Investment Co., Ltd.(a)	4,152,000	27,634,474
Wheelock & Co., Ltd.	1,191,000	8,489,736
Total		78,589,769
Ireland 0.3%
ICON PLC(a)	90,771	10,179,968

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Variable Portfolio – Lazard International Equity Advantage Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Italy 1.7%
Assicurazioni Generali SpA	414,226	7,554,534
Banca Generali SpA	335,714	11,173,844
Enel SpA	871,774	5,365,967
GEDI Gruppo Editoriale SpA(a)	7,997	6,731
Intesa Sanpaolo SpA	8,133,270	27,031,594
Total		51,132,670
Japan 24.7%
Adastria Co., Ltd.	269,300	5,440,978
Asahi Glass Co., Ltd.	1,027,500	44,413,107
Canon, Inc.	606,900	22,611,940
Daito Trust Construction Co., Ltd.	76,600	15,605,809
Daiwa House Industry Co., Ltd.	987,000	37,848,873
East Japan Railway Co.	117,200	11,429,138
Ferrotec Holdings Corp.	229,700	4,661,925
Fujitsu Ltd.	1,349,000	9,563,779
Haseko Corp.	1,164,900	18,053,895
Hitachi Ltd.	2,501,000	19,403,259
ITOCHU Techno-Solutions Corp.	413,100	17,917,480
JAC Recruitment Co., Ltd.	215,700	4,179,497
JXTG Holdings, Inc.	802,800	5,159,041
Kakaku.com, Inc.	249,700	4,215,104
Kanamoto Co., Ltd.	134,800	4,170,716
Kao Corp.	186,200	12,581,461
KDDI Corp.	777,500	19,312,738
Kobe Bussan Co., Ltd.	107,000	4,097,161
Kyushu Electric Power Co., Inc.	432,900	4,534,440
Maeda Corp.	901,000	12,401,983
Maruha Nichiro Corp.	399,900	12,060,818
Mitsubishi Chemical Holdings Corp.	1,881,200	20,583,961
Mitsubishi UFJ Financial Group, Inc.	11,257,500	81,931,694
Morinaga Milk Industry Co., Ltd.	396,800	17,960,328
MS&AD Insurance Group Holdings, Inc.	448,400	15,124,736
Nippon Denko Co., Ltd.	1,233,300	5,132,315
Nippon Light Metal Holdings Co., Ltd.	973,700	2,765,904
Nippon Shinyaku Co., Ltd.	68,100	5,065,606
Nippon Steel & Sumitomo Metal Corp.	159,500	4,075,119
Nippon Telegraph & Telephone Corp.	695,600	32,703,014
Nishimatsu Construction Co., Ltd.	560,600	15,684,163
Common Stocks (continued)
Issuer	Shares	Value ($)
Nissan Motor Co., Ltd.	3,823,400	38,066,113
Nomura Holdings, Inc.	1,884,000	11,043,551
NTT DoCoMo, Inc.	709,200	16,768,329
ORIX Corp.	1,830,100	30,857,097
Penta-Ocean Construction Co., Ltd.	617,100	4,597,626
Prima Meat Packers., Ltd.	1,654,000	12,129,394
SBI Holdings, Inc.	1,047,500	21,825,143
Shionogi & Co., Ltd.	203,700	11,006,909
Sompo Holdings, Inc.	593,700	22,917,277
Start Today Co., Ltd.	354,300	10,754,106
Taisei Corp.	116,000	5,768,785
Teijin Ltd.	736,200	16,358,295
THK Co., Ltd.	168,100	6,283,545
Tokyo Electron Ltd.	99,000	17,858,555
Toyo Construction Co., Ltd.	1,178,800	6,872,815
Toyo Seikan Group Holdings Ltd.	346,400	5,560,515
V Technology Co., Ltd.	15,600	2,512,317
Yaskawa Electric Corp.	384,500	16,846,919
Total		748,717,273
Luxembourg 0.5%
B&M European Value Retail SA	2,637,152	15,048,901
Netherlands 4.1%
Aegon NV	2,223,609	14,180,397
Unilever NV-CVA	1,481,676	83,476,031
Wolters Kluwer NV	484,223	25,261,647
Total		122,918,075
New Zealand 0.3%
a2 Milk Co., Ltd.(a)	1,351,567	7,729,896
Norway 2.8%
Aker BP ASA	341,745	8,403,565
SalMar ASA	108,251	3,253,885
Statoil ASA	3,076,355	65,644,094
Telenor ASA	425,953	9,125,415
Total		86,426,959
Portugal 0.5%
Galp Energia SGPS SA	310,340	5,706,436
Jeronimo Martins SGPS SA	436,562	8,483,080
Total		14,189,516

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Lazard International Equity Advantage Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Singapore 1.4%
CapitaLand Ltd.	1,756,500	4,620,805
United Overseas Bank Ltd.	1,059,000	20,876,085
UOL Group Ltd.	985,400	6,517,687
Venture Corp., Ltd.	776,200	11,850,313
Total		43,864,890
Spain 2.9%
Banco Bilbao Vizcaya Argentaria SA	2,688,267	22,939,865
Banco Santander SA	7,318,310	48,110,382
Industria de Diseno Textil SA	189,839	6,615,817
Telefonica SA	932,923	9,094,857
Total		86,760,921
Sweden 3.0%
Atlas Copco AB, Class A	71,014	3,066,299
Electrolux AB, Class B	1,030,727	33,209,536
Husqvarna AB, Class B	378,761	3,606,104
Sandvik AB	1,024,099	17,939,929
Volvo AB B Shares	1,739,520	32,381,015
Total		90,202,883
Switzerland 7.0%
ABB Ltd.	157,619	4,224,956
Adecco Group AG, Registered Shares	351,091	26,860,110
Logitech International SA	315,235	10,643,164
Nestlé SA, Registered Shares	619,222	53,251,376
Partners Group Holding AG	27,091	18,571,284
Roche Holding AG, Genusschein Shares	343,687	86,940,167
Swiss Life Holding AG, Registered Shares	32,866	11,636,072
Total		212,127,129
United Kingdom 15.7%
Admiral Group PLC	736,207	19,857,209
Ashtead Group PLC	564,807	15,148,965
Associated British Foods PLC	564,971	21,510,849
AstraZeneca PLC	429,809	29,659,247
Common Stocks (continued)
Issuer	Shares	Value ($)
Carnival PLC	321,992	21,185,634
Centrica PLC	6,431,477	11,922,396
Evraz PLC	2,853,817	13,100,483
Fever-Tree Drinks PLC	432,117	13,284,544
Fiat Chrysler Automobiles NV(a)	165,236	2,956,031
Galiform PLC	1,402,413	8,827,997
Hargreaves Lansdown PLC	366,010	8,888,846
Inchcape PLC	242,320	2,552,709
International Consolidated Airlines Group SA	3,881,056	33,695,753
International Consolidated Airlines Group SA	324,287	2,839,951
IQE PLC(a)	2,581,437	4,774,901
Lloyds Banking Group PLC	45,179,098	41,428,477
Persimmon PLC	510,255	18,862,663
Redrow PLC	692,346	6,118,080
Royal Bank of Scotland Group PLC(a)	8,978,075	33,665,908
Royal Dutch Shell PLC, Class A	1,853,176	61,780,835
Scottish & Southern Energy PLC	2,004,368	35,633,259
Smith & Nephew PLC	1,127,924	19,516,610
SSP Group PLC	1,346,967	12,371,500
Taylor Wimpey PLC	5,361,334	14,940,490
Vodafone Group PLC	4,180,088	13,213,247
Whitbread PLC	115,306	6,227,220
Total		473,963,804
Total Common Stocks (Cost $2,622,241,428)		3,006,367,186

Money Market Funds 0.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(b),(c)	16,969,451	16,969,451
Total Money Market Funds (Cost $16,967,754)		16,969,451
Total Investments (Cost $2,639,209,182)		3,023,336,637
Other Assets & Liabilities, Net		3,916,452
Net Assets		$3,027,253,089

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – Lazard International Equity Advantage Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	20,307,263	1,749,496,273	(1,752,834,085)	16,969,451	(36,286)	1,697	310,312	16,969,451
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Lazard International Equity Advantage Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Australia	—	210,052,057	—	—	210,052,057
Austria	—	3,947,870	—	—	3,947,870
Cayman Islands	3,473,097	11,728,952	—	—	15,202,049
China	—	10,948,164	—	—	10,948,164
Denmark	—	84,418,028	—	—	84,418,028
Faroe Islands	—	5,199,747	—	—	5,199,747
France	—	301,300,721	—	—	301,300,721
Germany	—	333,445,896	—	—	333,445,896
Hong Kong	—	78,589,769	—	—	78,589,769
Ireland	10,179,968	—	—	—	10,179,968
Italy	—	51,132,670	—	—	51,132,670
Japan	—	748,717,273	—	—	748,717,273
Luxembourg	—	15,048,901	—	—	15,048,901
Netherlands	—	122,918,075	—	—	122,918,075
New Zealand	—	7,729,896	—	—	7,729,896
Norway	—	86,426,959	—	—	86,426,959
Portugal	—	14,189,516	—	—	14,189,516
Singapore	—	43,864,890	—	—	43,864,890
Spain	—	86,760,921	—	—	86,760,921
Sweden	—	90,202,883	—	—	90,202,883
Switzerland	—	212,127,129	—	—	212,127,129
United Kingdom	—	473,963,804	—	—	473,963,804
Total Common Stocks	13,653,065	2,992,714,121	—	—	3,006,367,186
Money Market Funds	—	—	—	16,969,451	16,969,451
Total Investments	13,653,065	2,992,714,121	—	16,969,451	3,023,336,637
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – Lazard International Equity Advantage Fund | Annual Report 2017

Statement of Assets and Liabilities
December 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$2,622,241,428
Investments in affiliated issuers, at cost	16,967,754
Investments in unaffiliated issuers, at value	3,006,367,186
Investments in affiliated issuers, at value	16,969,451
Cash	2,109
Foreign currency (identified cost $2,116)	2,138
Receivable for:
Capital shares sold	20,517
Dividends	2,269,905
Foreign tax reclaims	5,155,165
Prepaid expenses	11,294
Trustees’ deferred compensation plan	44,793
Total assets	3,030,842,558
Liabilities
Payable for:
Capital shares purchased	1,611,471
Management services fees	1,834,942
Distribution and/or service fees	3,450
Service fees	679
Compensation of board members	947
Compensation of chief compliance officer	284
Other expenses	92,903
Trustees’ deferred compensation plan	44,793
Total liabilities	3,589,469
Net assets applicable to outstanding capital stock	$3,027,253,089
Represented by
Paid in capital	2,623,082,804
Undistributed net investment income	12,706,003
Accumulated net realized gain	7,123,152
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	384,125,758
Investments - affiliated issuers	1,697
Foreign currency translations	213,675
Total - representing net assets applicable to outstanding capital stock	$3,027,253,089
Class 1
Net assets	$3,009,266,099
Shares outstanding	251,465,058
Net asset value per share	$11.97
Class 2
Net assets	$17,986,990
Shares outstanding	1,503,403
Net asset value per share	$11.96
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Lazard International Equity Advantage Fund | Annual Report 2017	13

Statement of Operations
Year Ended December 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$71,939,180
Dividends — affiliated issuers	310,312
Foreign taxes withheld	(6,778,716)
Total income	65,470,776
Expenses:
Management services fees	18,753,327
Distribution and/or service fees
Class 2	29,127
Service fees
Class 1	4,231
Class 2	22
Transfer agent fees
Class 1	576,100
Class 2	2,603
Compensation of board members	53,555
Custodian fees	266,528
Printing and postage fees	13,211
Audit fees	105,788
Legal fees	63,956
Compensation of chief compliance officer	985
Other	59,386
Total expenses	19,928,819
Net investment income	45,541,957
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	81,203,061
Investments — affiliated issuers	(36,286)
Foreign currency translations	(272,015)
Net realized gain	80,894,760
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	354,286,368
Investments — affiliated issuers	1,697
Foreign currency translations	399,940
Net change in unrealized appreciation (depreciation)	354,688,005
Net realized and unrealized gain	435,582,765
Net increase in net assets resulting from operations	$481,124,722
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – Lazard International Equity Advantage Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$45,541,957	$26,775,682
Net realized gain (loss)	80,894,760	(59,721,505)
Net change in unrealized appreciation (depreciation)	354,688,005	85,264,338
Net increase in net assets resulting from operations	481,124,722	52,318,515
Distributions to shareholders
Net investment income
Class 1	(35,048,163)	(26,921,487)
Class 2	(133,634)	(70,854)
Total distributions to shareholders	(35,181,797)	(26,992,341)
Increase in net assets from capital stock activity	1,247,592,775	64,804,875
Total increase in net assets	1,693,535,700	90,131,049
Net assets at beginning of year	1,333,717,389	1,243,586,340
Net assets at end of year	$3,027,253,089	$1,333,717,389
Undistributed net investment income	$12,706,003	$2,265,631
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Lazard International Equity Advantage Fund | Annual Report 2017	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	123,061,238	1,321,876,155	3,976,683	38,069,425
Distributions reinvested	3,137,454	35,048,163	2,808,550	26,921,487
Redemptions	(10,487,162)	(119,437,582)	(250,766)	(2,429,698)
Net increase	115,711,530	1,237,486,736	6,534,467	62,561,214
Class 2
Subscriptions	958,976	10,604,372	329,607	3,173,878
Distributions reinvested	11,934	133,634	7,390	70,854
Redemptions	(56,823)	(631,967)	(107,151)	(1,001,071)
Net increase	914,087	10,106,039	229,846	2,243,661
Total net increase	116,625,617	1,247,592,775	6,764,313	64,804,875
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Variable Portfolio – Lazard International Equity Advantage Fund | Annual Report 2017

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Variable Portfolio – Lazard International Equity Advantage Fund | Annual Report 2017	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class 1
12/31/2017	$9.78	0.21	2.13	2.34	(0.15)	—
12/31/2016	$9.60	0.20	0.18	0.38	(0.20)	—
12/31/2015	$10.24	0.24	(0.58)	(0.34)	(0.30)	—
12/31/2014	$10.52	0.26	(0.26)	0.00 (c)	(0.27)	(0.01)
12/31/2013 (d)	$10.00	0.10	0.50	0.60	(0.08)	—
Class 2
12/31/2017	$9.78	0.17	2.13	2.30	(0.12)	—
12/31/2016	$9.60	0.16	0.21	0.37	(0.19)	—
12/31/2015	$10.25	0.21	(0.58)	(0.37)	(0.28)	—
12/31/2014	$10.52	0.21	(0.22)	(0.01)	(0.25)	(0.01)
12/31/2013 (d)	$10.00	0.06	0.53	0.59	(0.07)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
(d)	Based on operations from April 30, 2013 (fund commencement of operations) through the stated period end.
(e)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Variable Portfolio – Lazard International Equity Advantage Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.15)	$11.97	24.05%	0.83%	0.83%	1.90%	71%	$3,009,266
(0.20)	$9.78	4.06%	0.91%	0.91%	2.11%	129%	$1,327,954
(0.30)	$9.60	(3.37%)	0.92%	0.92%	2.35%	12%	$1,240,134
(0.28)	$10.24	(0.05%)	0.93%	0.90%	2.43%	8%	$1,246,988
(0.08)	$10.52	6.06%	0.95% (e)	0.95% (e)	1.42% (e)	3%	$922,325

(0.12)	$11.96	23.64%	1.08%	1.08%	1.55%	71%	$17,987
(0.19)	$9.78	3.87%	1.17%	1.17%	1.68%	129%	$5,764
(0.28)	$9.60	(3.71%)	1.17%	1.17%	2.09%	12%	$3,452
(0.26)	$10.25	(0.20%)	1.18%	1.15%	1.99%	8%	$2,251
(0.07)	$10.52	5.88%	1.21% (e)	1.21% (e)	0.87% (e)	3%	$876
Variable Portfolio – Lazard International Equity Advantage Fund | Annual Report 2017	19

Notes to Financial Statements
December 31, 2017
Note 1. Organization
Variable Portfolio – Lazard International Equity Advantage Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
20	Variable Portfolio – Lazard International Equity Advantage Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Variable Portfolio – Lazard International Equity Advantage Fund | Annual Report 2017	21

Notes to Financial Statements  (continued)
December 31, 2017
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.67% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2017 was 0.78% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with Lazard Asset Management LLC (Lazard) to serve as the subadviser to the Fund. The Investment Manager compensates Lazard to manage the investment of the Fund’s assets.
22	Variable Portfolio – Lazard International Equity Advantage Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Service fees
Effective July 1, 2017, the Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund bears a service fee paid to Participating Insurance Companies and other financial intermediaries up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2017, was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Transfer agency fees
Prior to July 1, 2017, the Fund was a party to a Transfer and Dividend Disbursing Agent Agreement with the Transfer Agent. The annual fee rate under this agreement was 0.06% of the Fund’s average daily net assets attributable to each share class. Effective July 1, 2017, the Fund no longer pays a transfer agency fee. The effective transfer agency fee rate for the year ended December 31, 2017, was 0.02% of the Fund’s average daily net assets attributable to each share class.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2017 through April 30, 2018	Prior to May 1, 2017
Class 1	0.92%	0.94%
Class 2	1.17	1.19
Variable Portfolio – Lazard International Equity Advantage Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
December 31, 2017
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2017, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (PFIC) holdings, trustees’ deferred compensation and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
80,212	(80,212)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
December 31, 2017			December 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
35,181,797	—	35,181,797	26,992,341	—	26,992,341
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
25,669,176	—	—	378,324,428
At December 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,645,012,209	410,828,873	(32,504,445)	378,324,428
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
24	Variable Portfolio – Lazard International Equity Advantage Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
The following capital loss carryforwards, determined at December 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended December 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	—	—	—	72,372,921	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,939,692,162 and $1,679,998,155, respectively, for the year ended December 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended December 31, 2017.
Note 8. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive
Variable Portfolio – Lazard International Equity Advantage Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
December 31, 2017
pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Shareholder concentration risk
At December 31, 2017, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
Effective May 1, 2018, Variable Portfolio – Lazard International Equity Advantage Fund will be renamed CTIVPSM - Lazard International Equity Advantage Fund.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
26	Variable Portfolio – Lazard International Equity Advantage Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – Lazard International Equity Advantage Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio - Lazard International Equity Advantage Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2017 and for the period April 30, 2013 (commencement of operations) through December 31, 2013 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the four years in the period ended December 31, 2017 and for the period April 30, 2013 (commencement of operations) through December 31, 2013 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
Variable Portfolio – Lazard International Equity Advantage Fund | Annual Report 2017	27

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2017.
Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
$6,410,719	$0.03	$71,939,180	$0.28
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
Foreign taxes for the Fund are deemed to be passed through to shareholders with dividends paid after the close of the taxable year, on the next regularly scheduled distribution date of March 28, 2018.
28	Variable Portfolio – Lazard International Equity Advantage Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	66	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	66	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	66	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	66	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	66	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Variable Portfolio – Lazard International Equity Advantage Fund | Annual Report 2017	29

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	66	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	66	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	66	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	66	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
30	Variable Portfolio – Lazard International Equity Advantage Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	191	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Variable Portfolio – Lazard International Equity Advantage Fund | Annual Report 2017	31

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
32	Variable Portfolio – Lazard International Equity Advantage Fund | Annual Report 2017

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Variable Portfolio – Lazard International Equity Advantage Fund | Annual Report 2017	33

Variable Portfolio – Lazard International Equity Advantage Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
S-6596 AP (2/18)

Annual Report
December 31, 2017
Columbia Variable Portfolio – Asset Allocation Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Asset Allocation Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Asset Allocation Fund (the Fund) seeks total return, consisting of current income and long-term capital appreciation.
Portfolio management
Jeffrey Knight, CFA
Lead Portfolio Manager
Managed Fund since 2013
Anwiti Bahuguna, Ph.D.
Co-Portfolio Manager
Managed Fund since 2009
Joshua Kutin, CFA
Co-Portfolio Manager
Managed Fund since January 2017
Dan Boncarosky
Co-Portfolio Manager
Managed Fund since January 2017
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	10 Years
Class 1	01/01/89	15.62	9.87	6.11
Class 2	06/01/00	15.37	9.59	5.87
Blended Benchmark		14.21	10.25	6.98
Bloomberg Barclays U.S. Aggregate Bond Index		3.54	2.10	4.01
S&P 500 Index		21.83	15.79	8.50
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Blended Benchmark, a weighted custom composite established by the Investment Manager, consists of a 60% weighting in the S&P 500 Index and a 40% weighting in the Bloomberg Barclays U.S. Aggregate Bond Index.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2007 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Asset Allocation Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2017)
Alternative Strategies Funds	6.6
Equity Funds	53.6
Exchange-Traded Funds	1.0
Fixed-Income Funds	24.6
Money Market Funds	14.2
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2017, the Fund’s Class 2 shares returned 15.37%. The Fund outperformed its Blended Benchmark, which returned 14.21%. During the same time period, the S&P 500 Index returned 21.83%, and the Bloomberg Barclays U.S. Aggregate Bond Index gained 3.54%. Allocation decisions and underlying manager selection generally accounted for the Fund’s performance advantage over the benchmark.
Exuberant investors drove global markets higher in 2017
Although it was a tumultuous year in U.S. politics and global tensions remained high, investors optimistically banked on stronger economic growth, higher corporate earnings and lower taxes in the year ahead and drove the financial markets higher in 2017. Preliminary data confirmed that global economic growth will have risen at a pace of approximately 2.3% in 2017, with broad participation across both developed and emerging countries. Export-oriented emerging markets, including Brazil and Russia, benefited from recovering commodity prices and rising demand in China and developed countries. U.S. economic growth picked up relatively early in the year, as gross domestic product (GDP) expanded at an annualized rate of more than 3.0% for two consecutive quarters for the first time since 2014; 3% is the long-term historical average growth rate of GDP. Even though jobs were lost as a result of hurricane disruptions during the third quarter, the unemployment rate fell to 4.1%, as the U.S. labor market added more than 170,000 new jobs per month over the past 12 months. Wage growth failed to keep pace with job growth, but there was hope that lower corporate taxes would move companies to raise wages more robustly. A tight job market was also expected to put pressure on wages. At 4.1% unemployment, the U.S. economy is at what most economists consider full employment. Robust manufacturing activity, higher consumer spending and expectations that less stringent regulation in certain industries would further boost growth also supported investor confidence.
Against this backdrop, stock markets in the United States, Europe, Asia and Japan gained 20% or more in 2017. China led the world’s major markets with a 54% gain, all as measured by their respective Morgan Stanley Capital International (MSCI) indexes. The Dow Jones Industrial Average reached four 1,000 point milestones, opening just above 20,000 in January and closing just under 25,000 on December 29, 2017. The S&P 500 Index, a broad-based measure of U.S. equity returns, gained 21.83% during the same time period. The Bloomberg Barclays U.S. Aggregate Bond Index, which measures returns of U.S. investment-grade government and corporate bonds, gained 3.54%. Technology shares led the global market on rising corporate profits and the spread of technology into a widening range of products and industries.
While monetary policy remained accommodative outside the United States, the U.S. Federal Reserve (the Fed) raised the target range on its key short-term interest rate, the federal funds rate, three times in 2017. The Fed cited solid job and economic growth and progress toward its 2.0% inflation target. The federal funds rate target started the year at 0.75% - 1.00% and ended the year at 1.25% - 1.50%. Short-term rates rose during the year, but the 10-year Treasury benchmark closed the year approximately where it started.
Significant performance factors
The Fund’s exposure to international equities, which was initiated in 2016, was the single biggest contributor to equity returns relative to the Blended Benchmark. International exposure was achieved through the use of stock market futures, and the impact of these derivative securities was positive to return. The Fund’s benchmark does not invest in international markets.
A general overweight to equity markets and an underweight in fixed income also proved beneficial to relative returns. The impact of the equity overweight was further bolstered by superior returns from the Fund’s underlying large-cap equity holdings, Columbia Contrarian Core Fund and Columbia Disciplined Core Fund. Within fixed income, the Fund’s allocation to investment-grade bonds aided performance, as did an allocation to U.S. duration-sensitive investments.
An allocation to commodities and to absolute return strategies detracted from relative performance for the period, as each strategy underperformed better performing segments of the market.
Portfolio changes
During the period, we increased the Fund’s allocation to U.S. large and mid-cap equities to bring them closer to a neutral weight relative to benchmark. Within equities we also (although to a lesser extent) increased the allocation to international equities, which are not included in the benchmark. We decreased the Fund’s allocation to core fixed income, further
4	Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
underweighting the portfolio as rising interest rate pressures and low yields made fixed income somewhat unattractive for return generation. However, fixed-income investment continues to play an important role in the Fund’s multi-asset portfolio construction because of its diversification benefits. We also decreased the Fund’s allocation to commodities as the asset class struggled, posting negative returns throughout the first half of 2017. However, we believe that real assets, such as commodities, have the potential to do well if the economy continues to strengthen and we remain positive in our view of this segment of the market. We retained the Fund’s allocation to alternative investments for their diversification benefit, especially in the current environment of asymmetric risk.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,081.00	1,023.39	1.61	1.56	0.31	4.25	4.14	0.82
Class 2	1,000.00	1,000.00	1,079.40	1,022.14	2.90	2.82	0.56	5.55	5.39	1.07
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2017

Portfolio of Investments
December 31, 2017
(Percentages represent value of investments compared to net assets)
Alternative Strategies Funds 6.6%
	Shares	Value ($)
Columbia Commodity Strategy Fund, Institutional 3 Class(a)	311,029	1,788,416
Columbia Diversified Absolute Return Fund, Institutional 3 Class(a),(b)	126,954	1,225,108
Columbia Multi-Asset Income Fund, Institutional 3 Class(a)	175,155	1,727,022
Total Alternative Strategies Funds (Cost $4,621,017)		4,740,546

Equity Funds 53.3%

U.S. Large Cap 53.3%
Columbia Contrarian Core Fund, Institutional 3 Class(a)	695,438	18,276,117
Columbia Disciplined Core Fund, Institutional 3 Class(a)	1,695,315	20,360,733
Total		38,636,850
Total Equity Funds (Cost $23,788,104)		38,636,850

Exchange-Traded Funds 1.0%

iShares iBoxx $ Investment Grade Corporate Bond ETF	6,127	744,798
Total Exchange-Traded Funds (Cost $731,012)		744,798

Fixed-Income Funds 24.4%
	Shares	Value ($)
Investment Grade 24.4%
Columbia Corporate Income Fund, Institutional 3 Class(a)	344,958	3,553,064
Columbia Total Return Bond Fund, Institutional 3 Class(a)	449,632	4,064,678
Columbia U.S. Government Mortgage Fund, Institutional 3 Class(a)	590,581	3,183,233
Columbia U.S. Treasury Index Fund, Institutional 3 Class(a)	619,785	6,879,611
Total		17,680,586
Total Fixed-Income Funds (Cost $17,360,799)		17,680,586

Money Market Funds 14.1%

Columbia Short-Term Cash Fund, 1.350%(a),(c)	10,226,216	10,226,216
Total Money Market Funds (Cost $10,226,197)		10,226,216
Total Investments (Cost: $56,727,129)		72,028,996
Other Assets & Liabilities, Net		409,756
Net Assets		72,438,752

At December 31, 2017, securities and/or cash totaling $463,874 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-Bund	19	03/2018	EUR	3,088,918	—	(9,083)
Hang Seng Index	4	01/2018	HKD	5,989,600	5,744	—
MSCI Emerging Markets Index	30	03/2018	USD	1,745,550	60,600	—
S&P 500 E-mini	38	03/2018	USD	5,084,400	70,176	—
SPI 200 Index	13	03/2018	AUD	1,956,500	183	—
TOPIX Index	3	03/2018	JPY	54,510,000	10,113	—
U.S. Ultra Bond	8	03/2018	USD	1,352,546	12,373	—
Total					159,189	(9,083)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
FTSE 100 Index	(7)	03/2018	GBP	(534,660)	—	(22,709)
U.S. Treasury 10-Year Note	(27)	03/2018	USD	(3,366,197)	10,071	—
Total					10,071	(22,709)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
December 31, 2017
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Commodity Strategy Fund, Class I Shares	624,585	—	(624,585)*	—	—	—	(90,834)	—	—
Columbia Commodity Strategy Fund, Institutional 3 Class	—	623,675*	(312,646)	311,029	—	(126,702)	87,443	2,847	1,788,416
Columbia Contrarian Core Fund, Class I Shares	836,536	195,169	(1,031,705)*	—	—	270,378	(4,282,153)	—	—
Columbia Contrarian Core Fund, Institutional 3 Class	—	904,986*	(209,548)	695,438	847,827	395,321	6,281,873	188,156	18,276,117
Columbia Corporate Income Fund, Class I Shares	524,933	7,899	(532,832)*	—	—	(23,609)	(56,584)	26,084	—
Columbia Corporate Income Fund, Institutional 3 Class	—	442,208*	(97,250)	344,958	—	(461)	194,752	79,410	3,553,064
Columbia Disciplined Core Fund, Class I Shares	2,032,240	9,556	(2,041,796)*	—	—	371,265	(6,427,221)	—	—
Columbia Disciplined Core Fund, Institutional 3 Class	—	2,265,444*	(570,129)	1,695,315	895,666	782,192	8,566,872	357,581	20,360,733
Columbia Diversified Absolute Return Fund, Class I Shares	156,385	2,295	(158,680)*	—	—	(530)	23,117	—	—
Columbia Diversified Absolute Return Fund, Institutional 3 Class	—	176,734*	(49,780)	126,954	—	1,692	14,096	—	1,225,108
Columbia Multi-Asset Income Fund, Class I Shares	166,014	2,167	(168,181)*	—	—	—	44,108	20,963	—
Columbia Multi-Asset Income Fund, Institutional 3 Class	—	175,155*	—	175,155	—	—	17,991	65,170	1,727,022
Columbia Short-Term Cash Fund, 1.350%	1,993,475	19,437,677	(11,204,936)	10,226,216	—	135	19	88,497	10,226,216
Columbia Total Return Bond Fund, Class I Shares	649,723	8,985	(658,708)*	—	—	416	7,511	28,791	—
Columbia Total Return Bond Fund, Institutional 3 Class	—	566,971*	(117,339)	449,632	—	2,664	33,795	91,119	4,064,678
Columbia U.S. Government Mortgage Fund, Class I Shares	902,090	16,914	(919,004)*	—	—	(10,618)	(27,356)	19,479	—
Columbia U.S. Government Mortgage Fund, Institutional 3 Class	—	740,667*	(150,086)	590,581	—	1,933	51,036	76,377	3,183,233
Columbia U.S. Treasury Index Fund, Class I Shares	692,816	12,907	(705,723)*	—	—	(7,416)	7,253	25,022	—
Columbia U.S. Treasury Index Fund, Institutional 3 Class	—	786,818*	(167,033)	619,785	—	4,285	40,204	84,432	6,879,611
Total					1,743,493	1,660,945	4,485,922	1,153,928	71,284,198

*	Includes the effect of underlying share class exchange.

(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2017.
Currency Legend
AUD	Australian Dollar
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Currency Legend  (continued)
JPY	Japanese Yen
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Alternative Strategies Funds	4,740,546	—	—	—	4,740,546
Equity Funds	38,636,850	—	—	—	38,636,850
Exchange-Traded Funds	744,798	—	—	—	744,798
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Fixed-Income Funds	17,680,586	—	—	—	17,680,586
Money Market Funds	—	—	—	10,226,216	10,226,216
Total Investments	61,802,780	—	—	10,226,216	72,028,996
Derivatives
Asset
Futures Contracts	169,260	—	—	—	169,260
Liability
Futures Contracts	(31,792)	—	—	—	(31,792)
Total	61,940,248	—	—	10,226,216	72,166,464
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2017

Statement of Assets and Liabilities
December 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$731,012
Investments in affiliated issuers, at cost	55,996,117
Investments in unaffiliated issuers, at value	744,798
Investments in affiliated issuers, at value	71,284,198
Margin deposits on:
Futures contracts	463,874
Receivable for:
Investments sold	222,777
Capital shares sold	1,003
Dividends	47,011
Variation margin for futures contracts	11,805
Expense reimbursement due from Investment Manager	217
Prepaid expenses	304
Trustees’ deferred compensation plan	54,147
Total assets	72,830,134
Liabilities
Payable for:
Investments purchased	36,587
Capital shares purchased	199,510
Variation margin for futures contracts	40,619
Management services fees	212
Distribution and/or service fees	81
Service fees	10,205
Compensation of board members	28,250
Compensation of chief compliance officer	7
Other expenses	21,764
Trustees’ deferred compensation plan	54,147
Total liabilities	391,382
Net assets applicable to outstanding capital stock	$72,438,752
Represented by
Paid in capital	51,270,115
Undistributed net investment income	902,975
Accumulated net realized gain	4,820,482
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	13,786
Investments - affiliated issuers	15,288,081
Foreign currency translations	5,845
Futures contracts	137,468
Total - representing net assets applicable to outstanding capital stock	$72,438,752
Class 1
Net assets	$60,696,854
Shares outstanding	3,754,025
Net asset value per share	$16.17
Class 2
Net assets	$11,741,898
Shares outstanding	733,325
Net asset value per share	$16.01
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2017	11

Statement of Operations
Year Ended December 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$24,301
Dividends — affiliated issuers	1,153,928
Total income	1,178,229
Expenses:
Management services fees	68,489
Distribution and/or service fees
Class 2	30,488
Service fees
Class 1	51,261
Class 2	10,250
Transfer agent fees
Class 1	18,131
Class 2	3,709
Compensation of board members	21,843
Custodian fees	18,531
Printing and postage fees	19,921
Audit fees	16,087
Legal fees	1,971
Compensation of chief compliance officer	30
Other	8,335
Total expenses	269,046
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(26,368)
Total net expenses	242,678
Net investment income	935,551
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	32,866
Investments — affiliated issuers	1,660,945
Capital gain distributions from underlying affiliated funds	1,743,493
Foreign currency translations	2,074
Futures contracts	1,437,853
Net realized gain	4,877,231
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	26,836
Investments — affiliated issuers	4,485,922
Foreign currency translations	5,584
Futures contracts	219,623
Net change in unrealized appreciation (depreciation)	4,737,965
Net realized and unrealized gain	9,615,196
Net increase in net assets resulting from operations	$10,550,747
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$935,551	$1,047,781
Net realized gain	4,877,231	294,836
Net change in unrealized appreciation (depreciation)	4,737,965	2,533,244
Net increase in net assets resulting from operations	10,550,747	3,875,861
Distributions to shareholders
Net investment income
Class 1	(983,980)	(1,426,725)
Class 2	(176,759)	(253,284)
Net realized gains
Class 1	(56,338)	(719,431)
Class 2	(11,757)	(144,737)
Total distributions to shareholders	(1,228,834)	(2,544,177)
Decrease in net assets from capital stock activity	(9,607,048)	(8,362,931)
Total decrease in net assets	(285,135)	(7,031,247)
Net assets at beginning of year	72,723,887	79,755,134
Net assets at end of year	$72,438,752	$72,723,887
Undistributed net investment income	$902,975	$1,076,113
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2017	13

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	41,587	622,702	104,655	1,470,397
Distributions reinvested	68,397	1,040,318	152,102	2,146,156
Redemptions	(610,885)	(9,258,711)	(717,801)	(10,068,708)
Net decrease	(500,901)	(7,595,691)	(461,044)	(6,452,155)
Class 2
Subscriptions	33,645	498,299	24,581	341,808
Distributions reinvested	12,501	188,516	28,450	398,021
Redemptions	(178,313)	(2,698,172)	(190,646)	(2,650,605)
Net decrease	(132,167)	(2,011,357)	(137,615)	(1,910,776)
Total net decrease	(633,068)	(9,607,048)	(598,659)	(8,362,931)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2017

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Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2017	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class 1
12/31/2017	$14.23	0.20	2.01	2.21	(0.26)	(0.01)
12/31/2016	$13.97	0.20	0.54	0.74	(0.32)	(0.16)
12/31/2015	$15.79	0.27	(0.07)	0.20	(0.33)	(1.69)
12/31/2014	$15.05	0.23	1.25	1.48	(0.39)	(0.35)
12/31/2013	$13.05	0.24	2.11	2.35	(0.35)	—
Class 2
12/31/2017	$14.09	0.16	1.99	2.15	(0.22)	(0.01)
12/31/2016	$13.84	0.16	0.54	0.70	(0.29)	(0.16)
12/31/2015	$15.67	0.24	(0.09)	0.15	(0.29)	(1.69)
12/31/2014	$14.94	0.19	1.25	1.44	(0.36)	(0.35)
12/31/2013	$12.96	0.20	2.09	2.29	(0.31)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.27)	$16.17	15.62%	0.33%	0.29%	1.34%	26%	$60,697
(0.48)	$14.23	5.36%	0.23%	0.23%	1.42%	39%	$60,527
(2.02)	$13.97	1.07%	0.23%	0.22%	1.82%	19%	$65,872
(0.74)	$15.79	10.05%	0.20%	0.15%	1.51%	41%	$75,415
(0.35)	$15.05	18.17%	0.19%	0.15%	1.67%	15%	$78,390

(0.23)	$16.01	15.37%	0.58%	0.54%	1.05%	26%	$11,742
(0.45)	$14.09	5.06%	0.48%	0.48%	1.16%	39%	$12,197
(1.98)	$13.84	0.76%	0.48%	0.47%	1.57%	19%	$13,883
(0.71)	$15.67	9.80%	0.45%	0.40%	1.26%	41%	$16,557
(0.31)	$14.94	17.88%	0.44%	0.40%	1.42%	15%	$17,832
Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2017	17

Notes to Financial Statements
December 31, 2017
Note 1. Organization
Columbia Variable Portfolio – Asset Allocation Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds).
For information on the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
18	Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2017	19

Notes to Financial Statements  (continued)
December 31, 2017
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
20	Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2017:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	146,816*
Interest rate risk	Net assets — unrealized appreciation on futures contracts	22,444*
Total		169,260

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	22,709*
Interest rate risk	Net assets — unrealized depreciation on futures contracts	9,083*
Total		31,792

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	1,299,254
Interest rate risk	138,599
Total	1,437,853

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	206,262
Interest rate risk	13,361
Total	219,623
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	11,683,715
Futures contracts — short	2,985,801

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2017.
Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2017	21

Notes to Financial Statements  (continued)
December 31, 2017
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
22	Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in underlying funds that pay a management services fee to the Investment Manager, (ii) 0.12% on assets invested in non-exchange traded, third-party advised mutual funds and (iii) 0.57% on assets invested in securities (other than third-party advised mutual funds and funds that pay a management services fee to the Investment Manager), including other Columbia funds that do not pay a management services fee, exchange-traded funds, derivatives and individual securities. The effective management fee rate, net of any waivers, for the year ended December 31, 2017 was 0.09% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
December 31, 2017
Service fees
Effective July 1, 2017, the Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund bears a service fee paid to Participating Insurance Companies and other financial intermediaries up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2017, was 0.08% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Transfer agency fees
Prior to July 1, 2017, the Fund was a party to a Transfer and Dividend Disbursing Agent Agreement with the Transfer Agent. The annual fee rate under this agreement was 0.06% of the Fund’s average daily net assets attributable to each share class. Effective July 1, 2017, the Fund no longer pays a transfer agency fee. The effective transfer agency fee rate for the year ended December 31, 2017, was 0.03% of the Fund’s average daily net assets attributable to each share class.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2017 through April 30, 2018	Prior to May 1, 2017
Class 1	0.21%	0.20%
Class 2	0.46	0.45
The Fund had a voluntary expense reimbursement arrangement from May 1, 2017 to June 30, 2017. The annual limitation rates were the same under the voluntary expense reimbursement arrangement, which changed to a contractual arrangement on July 1, 2017 through April 30, 2018.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. The Fund’s management services fee is also excluded from the waiver/reimbursement commitment and is therefore paid by the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
24	Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2017, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, trustees’ deferred compensation, foreign currency transactions and re-characterization of distributions for investments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
52,050	(52,050)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
December 31, 2017			December 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
1,228,834	—	1,228,834	1,862,916	681,261	2,544,177
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
1,785,415	4,187,432	—	15,268,712
At December 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
56,897,752	15,268,712	—	15,268,712
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $16,271,441 and $32,889,661, respectively, for the year ended December 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
December 31, 2017
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended December 31, 2017.
Note 8. Significant risks
Shareholder concentration risk
At December 31, 2017, two unaffiliated shareholders of record owned 83.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to
26	Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2017	27

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – Asset Allocation Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Asset Allocation Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent, and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
28	Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2017.
Dividends received deduction	Capital gain dividend
45.43%	$4,396,804
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2017	29

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	66	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	66	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	66	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	66	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
30	Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	66	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	66	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	66	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	66	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	66	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2017	31

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	191	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
32	Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2017	33

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
34	Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2017

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Columbia Variable Portfolio – Asset Allocation Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
C-1471 AP (2/18)

Annual Report
December 31, 2017
Columbia Variable Portfolio – Strategic Income Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Strategic Income Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Strategic Income Fund (the Fund) seeks total return, consisting of current income and capital appreciation.
Portfolio management
Gene Tannuzzo, CFA
Co-Portfolio Manager
Managed Fund since 2010
Colin Lundgren
Co-Portfolio Manager
Managed Fund since 2010
Jason Callan
Co-Portfolio Manager
Managed Fund since November 2017
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	10 Years
Class 1	07/05/94	6.36	3.50	5.73
Class 2	06/01/00	5.90	3.23	5.48
Bloomberg Barclays U.S. Aggregate Bond Index		3.54	2.10	4.01
FTSE Non-U.S. World Government Bond (All Maturities) Index - Unhedged		10.33	-0.29	2.44
ICE BofAML US Cash Pay High Yield Constrained Index		7.48	5.78	7.88
JPMorgan Emerging Markets Bond Index - Global		9.32	3.75	7.06
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to August 29, 2014 reflects returns achieved pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and nonconvertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.
The ICE BofAML US Cash Pay High Yield Constrained Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the U.S. domestic market.
The FTSE Non-U.S. World Government Bond (All Maturities) Index — Unhedged is calculated on a market-weighted basis and includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million, while excluding floating or variable rate bonds, securities aimed principally at non-institutional investors and private placement-type securities.
The JPMorgan Emerging Markets Bond Index — Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2007 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Strategic Income Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2017)
Asset-Backed Securities — Non-Agency	8.8
Commercial Mortgage-Backed Securities - Non-Agency	4.0
Common Stocks	0.4
Corporate Bonds & Notes	39.7
Foreign Government Obligations	11.8
Money Market Funds	3.9
Options Purchased Calls	0.0 (a)
Options Purchased Puts	0.1
Residential Mortgage-Backed Securities - Agency	4.7
Residential Mortgage-Backed Securities - Non-Agency	15.4
Senior Loans	7.1
Treasury Bills	0.2
U.S. Treasury Obligations	3.9
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Quality breakdown (%) (at December 31, 2017)
AAA rating	10.7
AA rating	5.5
A rating	3.7
BBB rating	21.3
BB rating	17.7
B rating	18.4
CCC rating	4.2
CC rating	0.3
Not rated	18.2
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Market exposure through derivatives investments (% of notional exposure) (at December 31, 2017)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	296.8	(184.4)	112.4
Foreign Currency Derivative Contracts	6.7	(19.1)	(12.4)
Total Notional Market Value of Derivative Contracts	303.5	(203.5)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 to the Notes to Financial Statements.

4	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017

Manager Discussion of Fund Performance
At December 31, 2017, approximately 51.0% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2017, the Fund’s Class 2 shares returned 5.90%. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 3.54% for the same period. During the same time period, the FTSE Non-U.S. World Government Bond (All Maturities) Index — Unhedged returned 10.33%, the ICE BofAML US Cash Pay High Yield Constrained Index returned 7.48% and the JPMorgan EMBI — Global returned 9.32%. Sector allocation and security selection overall contributed positively, while duration and currency positioning as a whole had a rather neutral effect on the Fund’s performance.
Global bond markets supported by improving global economic growth
Global bond markets generally posted gains in 2017 as a broadening global economic growth picture, combined with subdued inflation in most countries, supported prices. Indeed, Gross Domestic Product (GDP) accelerated globally with all major developed markets showing strong growth, as measured by Purchasing Manager Indices at multi-year highs. The U.S. saw consecutive quarters of growth above an annualized rate of 3% for the first time since 2014, while economic growth in Europe and Japan also improved. Meanwhile, inflation remained suppressed, allowing central banks to remain patient. In the U.S., the Federal Reserve (the Fed) made the most progress on tightening its monetary policy, raising interest rates by 75 basis points, while also beginning the process of letting its balance sheet shrink. (A basis point is 1/100th of a percentage point.)
Despite the Fed raising interest rates, U.S. Treasuries posted positive returns during the period, as yields on longer maturity bonds remained mostly stable through 2017. Global government bonds performed better relative to those of the U.S., as foreign currencies generally appreciated relative to the U.S. dollar throughout 2017. Credit sensitive sectors performed well throughout the period, as corporate earnings grew despite historically high levels of leverage. High-yield corporate bonds outperformed investment-grade corporate bonds during the period. Emerging market bonds also performed well, supported by improving domestic economic growth and a rebound in commodity prices.
Exposure to securitized sectors boosted Fund results
Relative to the benchmark, having overweight allocations to non-agency mortgage-backed securities and asset-backed securities contributed positively to Fund results. These securitized sectors were supported by positive fundamentals, driven, in turn, by a strong backdrop for the U.S. consumer. Further boosting Fund results was exposure to high-yield corporate bonds, a sector not included in the benchmark that outpaced the benchmark during the period. High-yield corporate bonds performed well as credit spreads tightened and the default environment remained benign. Emerging market bond exposure also contributed positively to the Fund’s relative performance, driven in particular by exposure to improving economies in Latin America.
Duration and currency positioning contributed positively to absolute returns overall but had a rather neutral effect on the Fund’s results relative to the benchmark during the period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
Inflation protected securities positioning hurt performance
Detracting modestly from the Fund’s relative returns was its exposure to inflation protected securities. While posting positive absolute returns, Treasury inflation protected securities, as measured by the Bloomberg Barclays U.S. TIPS Index, returned 3.01% for the period, lagging both the benchmark and similar duration U.S. Treasuries, as inflation expectations fell throughout the first half of the period.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
Shifting market conditions drove portfolio changes
During the period, we reduced the Fund’s exposure to high-yield corporate bonds, as declining spreads, or risk premiums, made their valuation less compelling, in our view. In addition, we reduced the Fund’s exposure to agency mortgage-backed securities, as we expect the sector to weaken if interest rates become more volatile in the new year. Conversely, we increased the Fund’s exposure to emerging market debt, as the sector appears to be experiencing a rebound in growth. We believe this growth rebound is allowing many countries to make positive fiscal adjustments while also cutting interest rates as inflation pressures remain manageable. We further believe emerging market debt looks relatively attractive compared to similarly-rated corporate bonds. We also increased the Fund’s exposure to commercial mortgage-backed securities and asset-backed securities because we believed certain securities in these sectors offered attractive value. In making these changes, overall, we shifted the Fund to a higher quality portfolio throughout the period. Finally, we reduced the Fund’s duration, or interest rate risk, in calendar year 2017. At the end of the period, the Fund maintained a duration shorter than that of the benchmark as we seek to protect principal in what we believe will continue to be a rising interest rate environment in the months ahead. Overall, the Fund’s portfolio turnover rate for the 12-month period was 162%. A significant portion of the turnover was the result of rolling-maturity mortgage securities, processing of prepayments and opportunistic changes our managers made at the margin in response to valuations or market developments.
Derivative positions in the Fund
The Fund utilized government bond futures and swaps to manage duration and yield curve exposure, credit default swaps to tactically adjust credit exposure in the high yield and emerging market debt sectors, currency forwards for hedging foreign currency risk and total return purposes and mortgage TBAs to add exposure to agency mortgage-backed securities. TBAs, which stands for “to be announced,” are mortgage securities bought and sold for future settlement with an agreed upon price, coupon and face value, but without reference to the characteristics of the underlying pool of mortgages until 48 hours before delivery is taken. This feature gives TBA participants immediate exposure to agency mortgage-backed securities without having to value each individual security. On a stand-alone basis, these derivative positions had a net negative impact on the Fund’s performance.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,020.80	1,021.34	3.63	3.63	0.72
Class 2	1,000.00	1,000.00	1,020.90	1,020.09	4.89	4.89	0.97
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017	7

Portfolio of Investments
December 31, 2017
(Percentages represent value of investments compared to net assets)
Asset-Backed Securities — Non-Agency 8.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Apidos CLO XXVIII(a),(b),(c),(d)
Series 2017-28A Class A1B
3-month USD LIBOR + 1.150% 01/20/2031	2.500%	750,000	750,000
ARES XLIV CLO Ltd.(a),(d)
Series 2017-44A Class D
3-month USD LIBOR + 6.550% 10/15/2029	7.864%	500,000	514,302
Atrium XIII(a),(d)
Series 2013A Class B
3-month USD LIBOR + 1.500% 11/21/2030	2.941%	1,300,000	1,302,586
Babson CLO Ltd.(a),(d)
Series 2015-2A Class B2R
3-month USD LIBOR + 1.590% 10/20/2030	2.953%	500,000	501,236
Conn Funding II LP(a)
Series 2017-A Class A
07/15/2019	2.730%	132,475	132,563
Series 2017-A Class B
02/15/2020	5.110%	750,000	750,512
Series 2017-B Class A
03/15/2020	2.730%	400,000	399,983
Conn’s Receivables Funding LLC(a)
Series 2016-B Class B
03/15/2019	7.340%	1,187,489	1,197,151
Dryden 33 Senior Loan Fund(a),(d)
Series 2014-33A Class ER
3-month USD LIBOR + 7.540% 10/15/2028	8.899%	500,000	515,461
Dryden XXVIII Senior Loan Fund(a),(d)
Series 2013-28A Class A2LR
3-month USD LIBOR + 1.650% 08/15/2030	3.066%	500,000	503,678
Madison Park Funding XI Ltd.(a),(d)
Series 2013-11A Class BR
3-month USD LIBOR + 1.650% 07/23/2029	3.013%	1,000,000	1,001,968
Marlette Funding Trust(a)
Series 2017-1A Class A
03/15/2024	2.827%	1,083,214	1,086,394
Ocwen Master Advance Receivables Trust(a)
Series 2017-T1 Class AT1
09/15/2048	2.499%	300,000	300,224
OHA Credit Partners XIV Ltd.(a),(d)
Series 2017-14A Class B
3-month USD LIBOR + 1.500% 01/21/2030	3.083%	1,000,000	1,000,981
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OZLM XXI(a),(b),(c),(d),(e)
Series 2017-21A Class A2
3-month USD LIBOR + 1.450% 01/20/2031	2.750%	800,000	800,000
Prosper Marketplace Issuance Trust(a)
Subordinated, Series 2017-2A Class C
09/15/2023	5.370%	500,000	503,575
RR 1 LLC(a),(d)
Series 2017-1A Class A2R
3-month USD LIBOR + 1.700% 07/15/2029	2.979%	800,000	802,803
SoFi Consumer Loan Program LLC(a)
Series 2016-2A Class A
10/27/2025	3.090%	199,236	200,224
Series 2016-3 Class A
12/26/2025	3.050%	337,704	339,324
SoFi Professional Loan Program LLC(a),(b),(c),(f),(g)
Series 2016-A Class RIO
01/25/2038	0.000%	1	294,000
Series 2016-A Class RPO
01/25/2038	0.000%	1	632,000
SoFi Professional Loan Program LLC(a)
Series 2017-1 Class A
01/26/2026	3.280%	254,809	257,203
Voya CLO Ltd.(a),(d)
Series 2017-4A Class B
3-month USD LIBOR + 1.450% 10/15/2030	2.834%	600,000	600,515
Total Asset-Backed Securities — Non-Agency (Cost $14,291,268)			14,386,683

Commercial Mortgage-Backed Securities - Non-Agency 4.0%

Banc of America Merrill Lynch Commercial Mortgage Securities Trust(a),(d)
Series 2013-DSNY Class F
1-month USD LIBOR + 3.500% 09/15/2026	4.977%	350,805	351,047
BHMS Mortgage Trust(a),(h)
Series 2014-ATLS Class DFX
07/05/2033	5.176%	300,000	302,059
CHT 2017-COSMO Mortgage Trust(a),(d)
Series 2017-CSMO Class B
1-month USD LIBOR + 1.400% 11/15/2036	2.780%	800,000	801,250
Series 2017-CSMO Class E
1-month USD LIBOR + 3.000% 11/15/2036	0.000%	500,000	501,401
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated, Series 2014-USA Class D
09/15/2037	4.373%	300,000	287,292

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated, Series 2014-USA Class E
09/15/2037	4.373%	500,000	446,018
Hilton U.S.A. Trust(a),(h)
Series 2016-HHV Class F
11/05/2038	4.194%	1,500,000	1,189,862
Hilton U.S.A. Trust(a)
Subordinated, Series 2016-SFP Class E
11/05/2035	5.519%	500,000	512,261
Invitation Homes Trust(a),(d)
Series 2015-SFR3 Class F
1-month USD LIBOR + 4.750% 08/17/2032	6.228%	1,000,000	1,016,016
Series 2017-SFR2 Class E
1-month USD LIBOR + 2.250% 12/17/2036	3.728%	500,000	504,616
Rialto Real Estate Fund LLC(a)
Subordinated, Series 2015-LT7 Class B
12/25/2032	5.071%	654,004	654,004
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $6,487,753)			6,565,826

Common Stocks 0.4%
Issuer	Shares	Value ($)
Financials 0.1%
Capital Markets 0.1%
RCS Capital Corp.(c),(i)	5,448	207,024
Diversified Financial Services —%
Fairlane Management Corp.(b),(c),(i),(j)	2,000	—
Total Financials		207,024
Utilities 0.3%
Independent Power and Renewable Electricity Producers 0.3%
Samson Resources(i)	8,275	148,950
Templar Energy LLC(c),(i)	24,262	53,376
Vistra Energy Corp(i)	10,180	186,498
Total		388,824
Total Utilities		388,824
Total Common Stocks (Cost $540,569)		595,848
Corporate Bonds & Notes(k) 39.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.7%
Bombardier, Inc.(a)
12/01/2021	8.750%	74,000	81,237
01/15/2023	6.125%	45,000	44,124
12/01/2024	7.500%	51,000	51,765
Lockheed Martin Corp.
09/15/2052	4.090%	290,000	303,470
Northrop Grumman Corp.
10/15/2047	4.030%	240,000	250,490
TransDigm, Inc.
07/15/2022	6.000%	146,000	148,977
05/15/2025	6.500%	150,000	153,475
06/15/2026	6.375%	50,000	50,422
Total			1,083,960
Automotive 0.1%
Delphi Technologies PLC(a)
10/01/2025	5.000%	78,000	79,013
IHO Verwaltungs GmbH PIK(a)
09/15/2026	4.750%	80,000	81,352
Total			160,365
Banking 1.4%
Ally Financial, Inc.
11/01/2031	8.000%	181,000	236,429
Banco de Bogota SA(a)
Subordinated
05/12/2026	6.250%	200,000	215,917
Banco Mercantil del Norte SA(a),(l)
Subordinated
10/04/2031	5.750%	450,000	455,636
Bank of America Corp.(l)
01/20/2028	3.824%	385,000	398,240
BBVA Bancomer SA(a),(l)
Subordinated
11/12/2029	5.350%	200,000	200,177
Citigroup, Inc.
05/01/2026	3.400%	360,000	362,307
Popular, Inc.
07/01/2019	7.000%	95,000	98,534
Wells Fargo & Co.
10/23/2026	3.000%	270,000	264,657
Total			2,231,897
Brokerage/Asset Managers/Exchanges 0.1%
NFP Corp.(a)
07/15/2025	6.875%	119,000	119,975

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
VFH Parent LLC/Orchestra Co-Issuer, Inc.(a)
06/15/2022	6.750%	25,000	26,274
Total			146,249
Building Materials 0.3%
American Builders & Contractors Supply Co., Inc.(a)
12/15/2023	5.750%	112,000	118,244
Beacon Escrow Corp.(a)
11/01/2025	4.875%	147,000	147,782
Beacon Roofing Supply, Inc.
10/01/2023	6.375%	59,000	62,769
Core & Main LP(a)
08/15/2025	6.125%	39,000	39,605
HD Supply, Inc.(a)
04/15/2024	5.750%	50,000	53,124
Total			421,524
Cable and Satellite 1.9%
Altice US Finance I Corp.(a)
05/15/2026	5.500%	190,000	193,870
CCO Holdings LLC/Capital Corp.(a)
05/01/2025	5.375%	180,000	183,667
02/15/2026	5.750%	140,000	145,179
05/01/2026	5.500%	5,000	5,093
05/01/2027	5.125%	114,000	112,254
CSC Holdings LLC(a)
10/15/2025	6.625%	188,000	203,241
10/15/2025	10.875%	214,000	254,022
04/15/2027	5.500%	55,000	56,027
DISH DBS Corp.
11/15/2024	5.875%	236,000	229,774
07/01/2026	7.750%	224,000	236,444
Quebecor Media, Inc.
01/15/2023	5.750%	199,000	211,175
Radiate HoldCo LLC/Finance, Inc.(a)
02/15/2025	6.625%	37,000	35,406
Sirius XM Radio, Inc.(a)
04/15/2025	5.375%	113,000	117,681
07/15/2026	5.375%	19,000	19,646
08/01/2027	5.000%	134,000	134,314
Unitymedia Hessen GmbH & Co. KG NRW(a)
01/15/2025	5.000%	266,000	273,385
Videotron Ltd.(a)
04/15/2027	5.125%	77,000	80,227
Virgin Media Secured Finance PLC(a)
01/15/2026	5.250%	338,000	343,865
08/15/2026	5.500%	89,000	91,099
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ziggo Secured Finance BV(a)
01/15/2027	5.500%	208,000	207,101
Total			3,133,470
Chemicals 0.6%
Angus Chemical Co.(a)
02/15/2023	8.750%	109,000	111,357
Atotech U.S.A., Inc.(a)
02/01/2025	6.250%	95,000	97,504
Axalta Coating Systems LLC(a)
08/15/2024	4.875%	85,000	89,358
Chemours Co. (The)
05/15/2023	6.625%	74,000	78,194
Koppers, Inc.(a)
02/15/2025	6.000%	26,000	27,609
Platform Specialty Products Corp.(a)
02/01/2022	6.500%	57,000	58,822
12/01/2025	5.875%	118,000	116,872
PQ Corp.(a)
11/15/2022	6.750%	249,000	267,135
12/15/2025	5.750%	64,000	65,049
SPCM SA(a)
09/15/2025	4.875%	58,000	58,446
Total			970,346
Construction Machinery 0.4%
Ashtead Capital, Inc.(a)
08/15/2027	4.375%	123,000	125,346
H&E Equipment Services, Inc.(a)
09/01/2025	5.625%	34,000	35,615
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	28,000	28,813
United Rentals North America, Inc.
10/15/2025	4.625%	26,000	26,233
09/15/2026	5.875%	155,000	165,951
05/15/2027	5.500%	61,000	64,215
01/15/2028	4.875%	186,000	187,037
Total			633,210
Consumer Cyclical Services 0.4%
APX Group, Inc.
12/01/2020	8.750%	125,000	127,409
12/01/2022	7.875%	84,000	89,879
09/01/2023	7.625%	45,000	47,475
IHS Markit Ltd.(a)
11/01/2022	5.000%	123,000	133,178
02/15/2025	4.750%	91,000	96,085
03/01/2026	4.000%	50,000	50,165

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Interval Acquisition Corp.
04/15/2023	5.625%	121,000	126,021
Total			670,212
Consumer Products 0.3%
American Greetings Corp.(a)
02/15/2025	7.875%	11,000	11,887
Mattel, Inc.(a)
12/31/2025	6.750%	65,000	65,805
Prestige Brands, Inc.(a)
03/01/2024	6.375%	92,000	95,890
Scotts Miracle-Gro Co. (The)
12/15/2026	5.250%	17,000	17,918
Spectrum Brands, Inc.
07/15/2025	5.750%	110,000	115,706
Springs Industries, Inc.
06/01/2021	6.250%	163,000	166,490
Valvoline, Inc.
07/15/2024	5.500%	16,000	16,994
08/15/2025	4.375%	74,000	74,549
Total			565,239
Diversified Manufacturing 0.3%
Gates Global LLC/Co.(a)
07/15/2022	6.000%	138,000	141,150
SPX FLOW, Inc.(a)
08/15/2026	5.875%	99,000	104,876
TriMas Corp.(a)
10/15/2025	4.875%	12,000	12,062
United Technologies Corp.
11/01/2046	3.750%	125,000	124,679
WESCO Distribution, Inc.
06/15/2024	5.375%	84,000	86,551
Zekelman Industries, Inc.(a)
06/15/2023	9.875%	82,000	92,271
Total			561,589
Electric 5.8%
AES Corp.
05/15/2026	6.000%	69,000	74,948
09/01/2027	5.125%	54,000	56,942
Calpine Corp.
01/15/2025	5.750%	96,000	90,960
Calpine Corp.(a)
06/01/2026	5.250%	18,000	17,638
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMS Energy Corp.
03/01/2024	3.875%	600,000	627,026
02/15/2027	2.950%	165,000	158,649
03/31/2043	4.700%	135,000	151,450
DTE Energy Co.
06/01/2024	3.500%	340,000	347,895
10/01/2026	2.850%	1,220,000	1,171,938
Duke Energy Corp.
10/15/2023	3.950%	542,000	568,746
04/15/2024	3.750%	748,000	781,017
09/01/2046	3.750%	280,000	277,417
Dynegy, Inc.
11/01/2024	7.625%	78,000	83,967
Dynegy, Inc.(a)
01/30/2026	8.125%	53,000	57,948
Emera U.S. Finance LP
06/15/2046	4.750%	675,000	741,482
Energuate Trust(a)
05/03/2027	5.875%	200,000	206,790
Indiana Michigan Power Co.
07/01/2047	3.750%	321,000	326,152
NextEra Energy Operating Partners LP(a)
09/15/2027	4.500%	138,000	138,102
NRG Energy, Inc.
01/15/2027	6.625%	127,000	134,620
NRG Energy, Inc.(a)
01/15/2028	5.750%	43,000	43,439
NRG Yield Operating LLC
08/15/2024	5.375%	292,000	302,108
09/15/2026	5.000%	46,000	46,971
Pacific Gas & Electric Co.(a)
12/01/2027	3.300%	606,000	601,016
12/01/2047	3.950%	340,000	340,779
Pacific Gas & Electric Co.
02/15/2044	4.750%	244,000	271,631
Pattern Energy Group, Inc.(a)
02/01/2024	5.875%	172,000	181,574
PPL Capital Funding, Inc.
03/15/2024	3.950%	430,000	450,237
Progress Energy, Inc.
04/01/2022	3.150%	382,000	386,732
Southern Co. (The)
07/01/2046	4.400%	655,000	699,983
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	128,000	126,642
Total			9,464,799

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Finance Companies 0.5%
Aircastle Ltd.
02/15/2022	5.500%	96,000	102,788
iStar, Inc.
04/01/2022	6.000%	61,000	63,286
09/15/2022	5.250%	36,000	36,388
Navient Corp.
07/26/2021	6.625%	43,000	45,416
06/15/2022	6.500%	135,000	141,774
10/25/2024	5.875%	44,000	43,946
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	70,000	73,454
Quicken Loans, Inc.(a)
05/01/2025	5.750%	159,000	164,233
Springleaf Finance Corp.
05/15/2022	6.125%	36,000	37,372
03/15/2023	5.625%	105,000	105,236
Total			813,893
Food and Beverage 2.1%
Anheuser-Busch InBev Finance, Inc.
02/01/2026	3.650%	790,000	815,119
B&G Foods, Inc.
04/01/2025	5.250%	203,000	206,612
Chobani LLC/Finance Corp., Inc.(a)
04/15/2025	7.500%	134,000	142,309
FAGE International SA/U.S.A. Dairy Industry, Inc.(a)
08/15/2026	5.625%	142,000	137,437
Kernel Holding SA(a)
01/31/2022	8.750%	200,000	220,343
Kraft Heinz Foods Co.
06/01/2046	4.375%	390,000	386,289
Lamb Weston Holdings, Inc.(a)
11/01/2024	4.625%	33,000	33,926
11/01/2026	4.875%	118,000	123,172
Molson Coors Brewing Co.
07/15/2026	3.000%	180,000	176,132
07/15/2046	4.200%	408,000	416,289
Mondelez International, Inc.(a)
10/28/2019	1.625%	245,000	241,575
Pinnacle Foods Finance LLC/Corp.
01/15/2024	5.875%	17,000	18,018
Post Holdings, Inc.(a)
08/15/2026	5.000%	169,000	166,539
03/01/2027	5.750%	250,000	254,451
01/15/2028	5.625%	33,000	33,145
Total			3,371,356
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gaming 1.3%
Boyd Gaming Corp.
04/01/2026	6.375%	129,000	139,320
Caesars Resort Collection LLC(a)
10/15/2025	5.250%	48,000	48,428
Eldorado Resorts, Inc.
04/01/2025	6.000%	128,000	134,141
GLP Capital LP/Financing II, Inc.
04/15/2026	5.375%	148,000	158,472
International Game Technology PLC(a)
02/15/2025	6.500%	223,000	250,177
Jack Ohio Finance LLC/1 Corp.(a)
11/15/2021	6.750%	100,000	105,447
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	48,000	51,225
09/01/2026	4.500%	45,000	44,896
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(a)
01/15/2028	4.500%	119,000	117,285
MGM Resorts International
09/01/2026	4.625%	162,000	163,429
Penn National Gaming, Inc.(a)
01/15/2027	5.625%	67,000	69,246
Rivers Pittsburgh Borrower LP/Finance Corp.(a)
08/15/2021	6.125%	71,000	70,645
Scientific Games International, Inc.(a)
01/01/2022	7.000%	122,000	128,554
10/15/2025	5.000%	47,000	47,226
Scientific Games International, Inc.
12/01/2022	10.000%	180,000	197,560
Tunica-Biloxi Gaming Authority(a),(b),(c)
12/15/2020	3.780%	1,222,243	332,280
Wynn Las Vegas LLC/Capital Corp.(a)
05/15/2027	5.250%	56,000	56,829
Total			2,115,160
Health Care 2.0%
Acadia Healthcare Co., Inc.
03/01/2024	6.500%	125,000	130,000
Becton Dickinson and Co.
06/06/2027	3.700%	300,000	302,173
Cardinal Health, Inc.
06/15/2027	3.410%	400,000	392,243
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	79,000	79,063
CHS/Community Health Systems, Inc.
02/01/2022	6.875%	119,000	68,380
03/31/2023	6.250%	209,000	188,219

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DaVita, Inc.
05/01/2025	5.000%	194,000	193,880
Envision Healthcare Corp.(a)
12/01/2024	6.250%	60,000	62,074
Express Scripts Holding Co.
07/15/2046	4.800%	165,000	175,481
HCA, Inc.
05/01/2023	4.750%	154,000	159,435
02/01/2025	5.375%	92,000	95,463
02/15/2027	4.500%	236,000	238,953
Hologic, Inc.(a)
10/15/2025	4.375%	19,000	19,263
MEDNAX, Inc.(a)
12/01/2023	5.250%	23,000	23,450
MPH Acquisition Holdings LLC(a)
06/01/2024	7.125%	139,000	148,556
Polaris Intermediate Corp. PIK(a)
12/01/2022	8.500%	53,000	54,875
Quintiles IMS, Inc.(a)
05/15/2023	4.875%	85,000	87,935
Sterigenics-Nordion Holdings LLC(a)
05/15/2023	6.500%	131,000	136,365
Surgery Center Holdings, Inc.(a)
07/01/2025	6.750%	50,000	47,202
Team Health Holdings, Inc.(a)
02/01/2025	6.375%	65,000	57,815
Teleflex, Inc.
06/01/2026	4.875%	28,000	28,781
11/15/2027	4.625%	53,000	53,485
Tenet Healthcare Corp.
06/15/2023	6.750%	90,000	86,904
Tenet Healthcare Corp.(a)
07/15/2024	4.625%	113,000	110,387
05/01/2025	5.125%	93,000	91,370
08/01/2025	7.000%	66,000	62,440
Universal Health Services, Inc.(a)
06/01/2026	5.000%	160,000	166,016
Total			3,260,208
Healthcare Insurance 0.2%
Centene Corp.
01/15/2025	4.750%	91,000	92,437
Molina Healthcare, Inc.(a)
06/15/2025	4.875%	58,000	58,007
WellCare Health Plans, Inc.
04/01/2025	5.250%	116,000	122,987
Total			273,431
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Home Construction 0.2%
CalAtlantic Group, Inc.
06/01/2026	5.250%	41,000	43,336
06/15/2027	5.000%	69,000	71,367
Lennar Corp.
04/30/2024	4.500%	99,000	101,386
Meritage Homes Corp.
04/01/2022	7.000%	44,000	49,740
06/06/2027	5.125%	87,000	88,439
Total			354,268
Independent Energy 2.0%
Anadarko Petroleum Corp.
07/15/2044	4.500%	85,000	84,328
Callon Petroleum Co.
10/01/2024	6.125%	73,000	75,340
Canadian Natural Resources Ltd.
06/01/2047	4.950%	315,000	353,415
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	129,000	133,235
Centennial Resource Production LLC(a)
01/15/2026	5.375%	33,000	33,527
Continental Resources, Inc.
06/01/2024	3.800%	49,000	48,379
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	116,000	116,415
Diamondback Energy, Inc.
11/01/2024	4.750%	25,000	25,221
05/31/2025	5.375%	135,000	139,141
Endeavor Energy Resources LP/Finance, Inc.(a)
01/30/2026	5.500%	15,000	15,272
01/30/2028	5.750%	65,000	66,701
Extraction Oil & Gas, Inc.(a)
05/15/2024	7.375%	60,000	63,900
Extraction Oil & Gas, Inc./Finance Corp.(a)
07/15/2021	7.875%	43,000	45,424
Halcon Resources Corp.(a)
02/15/2025	6.750%	62,000	64,541
Kosmos Energy Ltd.(a)
08/01/2021	7.875%	200,000	204,539
Laredo Petroleum, Inc.
03/15/2023	6.250%	254,000	264,299
Noble Energy, Inc.
11/15/2043	5.250%	125,000	137,839

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Parsley Energy LLC/Finance Corp.(a)
01/15/2025	5.375%	85,000	85,926
08/15/2025	5.250%	98,000	98,446
10/15/2027	5.625%	94,000	95,495
PDC Energy, Inc.
09/15/2024	6.125%	135,000	139,535
QEP Resources, Inc.
03/01/2026	5.625%	27,000	27,347
RSP Permian, Inc.
01/15/2025	5.250%	334,000	342,230
SM Energy Co.
06/01/2025	5.625%	32,000	31,107
09/15/2026	6.750%	167,000	171,991
WPX Energy, Inc.
01/15/2022	6.000%	320,000	335,340
09/15/2024	5.250%	48,000	47,859
Total			3,246,792
Integrated Energy 0.3%
Cenovus Energy, Inc.
09/15/2042	4.450%	93,000	86,005
09/15/2043	5.200%	390,000	393,546
Total			479,551
Leisure 0.2%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millenium Operations LLC(a)
04/15/2027	5.375%	77,000	81,108
Live Nation Entertainment, Inc.(a)
11/01/2024	4.875%	54,000	55,488
LTF Merger Sub, Inc.(a)
06/15/2023	8.500%	48,000	50,818
Silversea Cruise Finance Ltd.(a)
02/01/2025	7.250%	83,000	89,268
Total			276,682
Life Insurance 2.8%
Brighthouse Financial, Inc.(a)
06/22/2047	4.700%	320,000	326,195
Five Corners Funding Trust(a)
11/15/2023	4.419%	1,089,000	1,167,708
Guardian Life Insurance Co. of America (The)(a)
Subordinated
06/19/2064	4.875%	424,000	478,776
MetLife, Inc.
03/01/2045	4.050%	495,000	519,038
Northwestern Mutual Life Insurance Co. (The)(a)
Subordinated
09/30/2047	3.850%	290,000	294,124
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	1,030,000	1,061,004
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	340,000	390,723
05/15/2047	4.270%	181,000	191,757
Voya Financial, Inc.
06/15/2046	4.800%	70,000	77,680
Total			4,507,005
Lodging 0.1%
Grupo Posadas SAB de CV(a)
06/30/2022	7.875%	150,000	155,110
Hilton Grand Vacations Borrower LLC/Inc.(a)
12/01/2024	6.125%	35,000	38,318
Total			193,428
Media and Entertainment 1.4%
21st Century Fox America, Inc.
09/15/2044	4.750%	465,000	533,316
Match Group, Inc.
06/01/2024	6.375%	117,000	126,811
Match Group, Inc.(a)
12/15/2027	5.000%	31,000	31,363
Netflix, Inc.
02/15/2025	5.875%	118,000	125,858
11/15/2026	4.375%	151,000	148,077
Netflix, Inc.(a)
04/15/2028	4.875%	178,000	174,010
Nielsen Luxembourg SARL(a)
02/01/2025	5.000%	107,000	111,119
Outfront Media Capital LLC/Corp.
03/15/2025	5.875%	129,000	136,108
Scripps Networks Interactive, Inc.
11/15/2024	3.900%	360,000	366,185
06/15/2025	3.950%	322,000	325,137
Thomson Reuters Corp.
05/23/2043	4.500%	54,000	55,103
Univision Communications, Inc.(a)
02/15/2025	5.125%	108,000	105,410
Total			2,238,497
Metals and Mining 0.9%
Big River Steel LLC/Finance Corp.(a)
09/01/2025	7.250%	77,000	81,213
Constellium NV(a)
05/15/2024	5.750%	155,000	157,804
03/01/2025	6.625%	61,000	64,071

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Freeport-McMoRan, Inc.
03/15/2023	3.875%	44,000	43,816
11/14/2024	4.550%	198,000	201,188
03/15/2043	5.450%	152,000	151,422
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.(a)
12/15/2023	7.375%	64,000	68,757
HudBay Minerals, Inc.(a)
01/15/2023	7.250%	23,000	24,439
01/15/2025	7.625%	68,000	74,121
Novelis Corp.(a)
08/15/2024	6.250%	48,000	50,302
09/30/2026	5.875%	210,000	214,774
Steel Dynamics, Inc.(a)
09/15/2025	4.125%	28,000	28,160
Teck Resources Ltd.
07/15/2041	6.250%	289,000	329,056
Total			1,489,123
Midstream 3.0%
Cheniere Corpus Christi Holdings LLC
06/30/2027	5.125%	83,000	85,526
Delek Logistics Partners LP(a)
05/15/2025	6.750%	71,000	71,344
Energy Transfer Equity LP
06/01/2027	5.500%	345,000	351,418
Enterprise Products Operating LLC
02/15/2045	5.100%	365,000	414,204
Holly Energy Partners LP/Finance Corp.(a)
08/01/2024	6.000%	84,000	87,931
Kinder Morgan Energy Partners LP
03/01/2043	5.000%	1,105,000	1,113,977
NGPL PipeCo LLC(a)
08/15/2027	4.875%	39,000	40,421
12/15/2037	7.768%	138,000	170,450
NuStar Logistics LP
04/28/2027	5.625%	151,000	153,686
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	1,026,000	960,334
Rockies Express Pipeline LLC(a)
04/15/2040	6.875%	62,000	69,424
Tallgrass Energy Partners LP/Finance Corp.(a)
01/15/2028	5.500%	108,000	108,993
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	356,000	364,865
Targa Resources Partners LP/Finance Corp.(a)
01/15/2028	5.000%	28,000	27,963
Williams Companies, Inc. (The)
06/24/2024	4.550%	310,000	320,283
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Williams Partners LP
09/15/2045	5.100%	526,000	575,626
Total			4,916,445
Natural Gas 0.9%
NiSource Finance Corp.
05/15/2047	4.375%	500,000	547,661
Sempra Energy
06/15/2024	3.550%	425,000	435,149
06/15/2027	3.250%	450,000	446,580
Total			1,429,390
Oil Field Services 0.1%
SESI LLC(a)
09/15/2024	7.750%	19,000	20,143
Weatherford International Ltd.
06/15/2021	7.750%	82,000	83,411
06/15/2023	8.250%	21,000	21,117
Total			124,671
Other Industry 0.6%
CB Richard Ellis Services, Inc.
03/15/2025	5.250%	839,000	922,809
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	61,000	62,528
Total			985,337
Other REIT 0.1%
CyrusOne LP/Finance Corp.(a)
03/15/2024	5.000%	31,000	32,187
03/15/2024	5.000%	20,000	20,811
03/15/2027	5.375%	140,000	146,782
03/15/2027	5.375%	28,000	29,378
Total			229,158
Packaging 0.6%
Ardagh Packaging Finance PLC/Holdings U.S.A., Inc.(a)
05/15/2024	7.250%	202,000	219,772
02/15/2025	6.000%	107,000	112,797
Berry Global, Inc.
07/15/2023	5.125%	120,000	124,842
Multi-Color Corp.(a)
11/01/2025	4.875%	80,000	80,308
Novolex (a)
01/15/2025	6.875%	29,000	30,020
Owens-Brockway Glass Container, Inc.(a)
08/15/2023	5.875%	27,000	29,103
08/15/2025	6.375%	100,000	111,750

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017	15

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Reynolds Group Issuer, Inc./LLC(a)
07/15/2023	5.125%	120,000	124,276
07/15/2024	7.000%	160,000	171,741
Total			1,004,609
Pharmaceuticals 0.9%
Allergan Funding SCS
03/15/2025	3.800%	435,000	442,720
Amgen, Inc.
06/15/2051	4.663%	200,000	223,672
Catalent Pharma Solutions, Inc.(a)
01/15/2026	4.875%	64,000	64,171
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a)
08/01/2023	6.375%	161,000	162,588
Valeant Pharmaceuticals International, Inc.(a)
03/15/2024	7.000%	135,000	145,203
04/15/2025	6.125%	399,000	366,554
11/01/2025	5.500%	58,000	59,203
Total			1,464,111
Property & Casualty 1.2%
HUB International Ltd.(a)
10/01/2021	7.875%	321,000	334,529
Liberty Mutual Group, Inc.(a)
06/15/2023	4.250%	885,000	931,010
08/01/2044	4.850%	10,000	11,067
Loews Corp.
04/01/2026	3.750%	585,000	606,131
Total			1,882,737
Railroads 0.3%
CSX Corp.
11/01/2046	3.800%	255,000	254,194
Union Pacific Corp.
10/01/2051	3.799%	200,000	204,377
Total			458,571
Restaurants 0.5%
1011778 BC ULC/New Red Finance, Inc.(a)
05/15/2024	4.250%	128,000	127,871
10/15/2025	5.000%	178,000	180,790
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)
06/01/2026	5.250%	151,000	159,313
06/01/2027	4.750%	11,000	11,237
McDonald’s Corp.
12/09/2045	4.875%	340,000	393,301
Total			872,512
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Retailers 0.2%
Asbury Automotive Group, Inc.
12/15/2024	6.000%	114,000	118,674
Group 1 Automotive, Inc.(a)
12/15/2023	5.250%	81,000	83,420
L Brands, Inc.
11/01/2035	6.875%	89,000	90,037
Lithia Motors, Inc.(a)
08/01/2025	5.250%	16,000	16,712
Penske Automotive Group, Inc.
12/01/2024	5.375%	78,000	79,322
05/15/2026	5.500%	17,000	17,251
Total			405,416
Supermarkets 0.2%
Kroger Co. (The)
02/01/2047	4.450%	380,000	381,057
Supranational 0.1%
Banque Ouest Africaine de Developpement(a)
07/27/2027	5.000%	200,000	207,847
Technology 1.6%
Ascend Learning LLC(a)
08/01/2025	6.875%	29,000	29,905
Broadcom Corp./Cayman Finance Ltd.(a)
01/15/2027	3.875%	650,000	641,246
Camelot Finance SA(a)
10/15/2024	7.875%	108,000	115,225
CDK Global, Inc.(a)
06/01/2027	4.875%	36,000	36,431
Equinix, Inc.
01/15/2026	5.875%	258,000	277,464
05/15/2027	5.375%	60,000	64,151
First Data Corp.(a)
12/01/2023	7.000%	164,000	173,482
01/15/2024	5.750%	114,000	118,007
Gartner, Inc.(a)
04/01/2025	5.125%	156,000	162,491
Informatica LLC(a)
07/15/2023	7.125%	52,000	53,312
Iron Mountain, Inc.(a)
03/15/2028	5.250%	109,000	108,737
MSCI, Inc.(a)
08/01/2026	4.750%	36,000	37,697
PTC, Inc.
05/15/2024	6.000%	128,000	135,829

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Qualitytech LP/QTS Finance Corp.(a)
11/15/2025	4.750%		150,000	151,431
Solera LLC/Finance, Inc.(a)
03/01/2024	10.500%		4,000	4,514
Symantec Corp.(a)
04/15/2025	5.000%		169,000	175,938
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	6.750%		90,000	90,961
Vantiv LLC/Vanity Issuer Corp.(a)
11/15/2025	4.375%		39,000	39,513
VeriSign, Inc.
04/01/2025	5.250%		233,000	252,855
07/15/2027	4.750%		30,000	30,672
Total				2,699,861
Transportation Services 0.7%
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/2025	5.250%		113,000	111,912
Concesionaria Mexiquense SA de CV(a)
(linked to Mexican Unidad de Inversion Index)
12/15/2035	5.950%	MXN	4,839,966	228,690
ERAC U.S.A. Finance LLC(a)
12/01/2026	3.300%		220,000	218,838
02/15/2045	4.500%		550,000	564,713
Hertz Corp. (The)(a)
06/01/2022	7.625%		89,000	93,749
Total				1,217,902
Wireless 1.2%
Comunicaciones Celulares SA Via Comcel Trust(a)
02/06/2024	6.875%		202,000	209,860
SBA Communications Corp.
09/01/2024	4.875%		420,000	431,867
SFR Group SA(a)
05/15/2024	6.250%		214,000	214,000
05/01/2026	7.375%		219,000	224,106
Sprint Capital Corp.
11/15/2028	6.875%		35,000	35,220
Sprint Communications, Inc.(a)
03/01/2020	7.000%		60,000	64,170
Sprint Corp.
09/15/2023	7.875%		133,000	141,506
02/15/2025	7.625%		178,000	186,019
T-Mobile U.S.A., Inc.
01/15/2026	6.500%		291,000	317,720
Wind Tre SpA(a)
01/20/2026	5.000%		151,000	144,482
Total				1,968,950
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Wirelines 1.4%
AT&T, Inc.
06/15/2045	4.350%		900,000	831,270
CenturyLink, Inc.
03/15/2022	5.800%		51,000	49,948
04/01/2024	7.500%		162,000	161,696
04/01/2025	5.625%		130,000	119,136
Frontier Communications Corp.
09/15/2025	11.000%		275,000	202,265
Liquid Telecommunications Financing PLC(a)
07/13/2022	8.500%		200,000	210,581
Telecom Italia Capital SA
09/30/2034	6.000%		32,000	35,787
Telecom Italia SpA(a)
05/30/2024	5.303%		123,000	131,849
Verizon Communications, Inc.
03/15/2055	4.672%		385,000	373,277
Zayo Group LLC/Capital, Inc.(a)
01/15/2027	5.750%		206,000	211,010
Total				2,326,819
Total Corporate Bonds & Notes (Cost $62,473,469)				65,237,647

Foreign Government Obligations(k),(m) 11.8%

Argentina 1.1%
Argentina POM Politica Monetaria(l)
06/21/2020	27.278%	ARS	6,000,000	342,684
Argentine Republic Government International Bond
07/06/2028	6.625%		550,000	591,391
Argentine Republic Government International Bond(l)
12/31/2033	8.280%		91,133	106,131
City of Buenos Aires Argentina(a)
06/01/2027	7.500%		250,000	278,113
Provincia de Buenos Aires(a)
06/15/2027	7.875%		200,000	221,915
Provincia de Cordoba(a)
08/01/2027	7.125%		200,000	212,549
Total				1,752,783
Belarus 0.2%
Republic of Belarus International Bond(a)
06/29/2027	7.625%		300,000	334,974
Brazil 1.4%
Brazil Notas do Tesouro Nacional Series F
01/01/2025	10.000%	BRL	4,000,000	1,199,521

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017	17

Portfolio of Investments  (continued)
December 31, 2017
Foreign Government Obligations(k),(m) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Brazilian Government International Bond
01/07/2041	5.625%		150,000	153,495
Petrobras Global Finance BV(a)
01/27/2025	5.299%		222,000	222,590
01/27/2028	5.999%		259,000	260,085
Petrobras Global Finance BV
05/23/2026	8.750%		380,000	453,304
Total				2,288,995
Canada 0.8%
Canadian Government Bond
05/01/2019	0.750%	CAD	1,585,000	1,246,737
NOVA Chemicals Corp.(a)
05/01/2025	5.000%		77,000	77,309
06/01/2027	5.250%		35,000	34,847
Total				1,358,893
China 0.6%
Beijing Gas Singapore Capital Corp.(a)
05/31/2022	2.750%		200,000	196,219
Sinopec Group Overseas Development 2013 Ltd.(a)
10/17/2023	4.375%		200,000	212,525
State Grid Overseas Investment 2016 Ltd.(a)
05/04/2027	3.500%		575,000	578,330
Total				987,074
Colombia 0.4%
Colombia Government International Bond
06/28/2027	9.850%	COP	1,500,000,000	627,416
Costa Rica 0.2%
Costa Rica Government International Bond(a)
03/12/2045	7.158%		357,000	374,273
Croatia 0.3%
Croatia Government International Bond(a)
01/26/2024	6.000%		425,000	485,121
Dominican Republic 1.0%
Dominican Republic International Bond(a),(c)
01/08/2021	14.000%	DOP	5,392,000	126,646
Dominican Republic International Bond(a)
03/04/2022	10.375%	DOP	26,000,000	583,552
02/10/2023	14.500%	DOP	3,600,000	90,449
04/20/2027	8.625%		218,000	265,008
04/30/2044	7.450%		281,000	336,868
01/27/2045	6.850%		200,000	225,798
Total				1,628,321
Foreign Government Obligations(k),(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ecuador 0.3%
Ecuador Government International Bond(a)
12/13/2026	9.650%	200,000	229,916
10/23/2027	8.875%	200,000	219,514
Total			449,430
Egypt 0.2%
Egypt Government International Bond(a)
01/31/2027	7.500%	300,000	332,110
El Salvador 0.0%
El Salvador Government International Bond(a)
01/18/2027	6.375%	65,000	66,588
Ghana 0.2%
Ghana Government International Bond(a)
10/14/2030	10.750%	200,000	275,559
Honduras 0.2%
Honduras Government International Bond(a)
03/15/2024	7.500%	200,000	224,104
01/19/2027	6.250%	150,000	160,524
Total			384,628
Indonesia 0.8%
Indonesia Government International Bond(a)
04/25/2022	3.750%	200,000	206,077
01/17/2038	7.750%	100,000	143,083
01/15/2045	5.125%	200,000	221,183
Majapahit Holding BV(a)
06/29/2037	7.875%	138,000	186,237
PT Pertamina Persero(a)
05/30/2044	6.450%	500,000	599,493
Total			1,356,073
Ivory Coast 0.3%
Ivory Coast Government International Bond(a),(l)
12/31/2032	5.750%	298,185	298,140
Ivory Coast Government International Bond(a)
06/15/2033	6.125%	200,000	203,563
Total			501,703
Kazakhstan 0.3%
Kazakhstan Government International Bond(a)
07/21/2045	6.500%	200,000	257,043
Kazakhstan Temir Zholy National Co. JSC(a)
11/17/2027	4.850%	200,000	208,561
Total			465,604

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Foreign Government Obligations(k),(m) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Malaysia 0.1%
Petronas Capital Ltd.(a)
08/12/2019	5.250%		75,000	78,220
Mexico 0.9%
Mexican Bonos
06/10/2021	6.500%	MXN	50,000	2,454
Mexico City Airport Trust(a)
07/31/2047	5.500%		200,000	197,664
Pemex Finance Ltd.
11/15/2018	9.150%		77,500	80,378
Petroleos Mexicanos(a)
09/12/2024	7.190%	MXN	260,000	11,603
03/13/2027	6.500%		100,000	109,642
Petroleos Mexicanos
01/23/2026	4.500%		102,000	101,846
08/04/2026	6.875%		350,000	396,490
11/12/2026	7.470%	MXN	4,700,000	206,865
06/15/2035	6.625%		100,000	106,943
01/23/2045	6.375%		200,000	201,906
Total				1,415,791
Namibia 0.1%
Namibia International Bonds(a)
11/03/2021	5.500%		200,000	212,644
Pakistan 0.2%
Pakistan Government International Bond(a)
03/31/2036	7.875%		260,000	269,135
Paraguay 0.2%
Paraguay Government International Bond(a)
08/11/2044	6.100%		212,000	242,440
Peru 0.3%
Peruvian Government International Bond(a)
08/12/2028	6.350%	PEN	1,375,000	462,474
Russian Federation 0.7%
Gazprom Neft OAO Via GPN Capital SA(a)
09/19/2022	4.375%		426,000	436,298
Gazprom OAO Via Gaz Capital SA(a)
02/06/2028	4.950%		225,000	234,534
Russian Federal Bond - OFZ
01/19/2028	7.050%	RUB	31,000,000	523,693
Total				1,194,525
Senegal 0.1%
Senegal Government International Bond(a)
07/30/2024	6.250%		200,000	216,212
Foreign Government Obligations(k),(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Serbia 0.1%
Serbia International Bond(a)
12/03/2018	5.875%	200,000	205,609
Trinidad and Tobago 0.1%
Petroleum Co. of Trinidad & Tobago Ltd.(a)
08/14/2019	9.750%	200,000	213,290
Turkey 0.5%
Turkey Government International Bond
03/25/2027	6.000%	576,000	614,482
01/14/2041	6.000%	200,000	202,980
Total			817,462
Ukraine 0.2%
Ukraine Government International Bond(a)
09/01/2024	7.750%	100,000	105,373
09/01/2026	7.750%	200,000	206,770
Total			312,143
United Arab Emirates 0.0%
DAE Funding LLC(a)
08/01/2024	5.000%	43,000	42,267
Total Foreign Government Obligations (Cost $18,561,550)			19,351,757

Residential Mortgage-Backed Securities - Agency(n) 4.7%

Federal Home Loan Mortgage Corp.
10/01/2026	8.000%	34,851	36,117
Federal Home Loan Mortgage Corp.(d),(o)
CMO Series 318 Class S1
1-month USD LIBOR + 5.950% 11/15/2043	4.473%	3,770,547	731,132
CMO Series 326 Class S2
1-month USD LIBOR + 5.950% 03/15/2044	4.473%	655,389	125,966
Federal Home Loan Mortgage Corp.(o)
CMO Series 4120 Class AI
11/15/2039	3.500%	3,120,108	328,194
Federal Home Loan Mortgage Corp.(h),(o)
CMO Series 4620 Class AS
11/15/2042	1.753%	2,471,191	137,196
Federal National Mortgage Association(e)
01/17/2033	3.000%	1,000,000	1,018,555
Federal National Mortgage Association
05/01/2041	4.000%	174,981	181,728
Federal National Mortgage Association(h),(o)
CMO Series 2006-5 Class N1
08/25/2034	0.000%	4,330,781	1

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017	19

Portfolio of Investments  (continued)
December 31, 2017
Residential Mortgage-Backed Securities - Agency(n) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(o)
CMO Series 2012-133 Class EI
07/25/2031	3.500%	1,841,637	203,276
CMO Series 2012-139 Class IL
04/25/2040	3.500%	2,807,034	375,717
CMO Series 2013-1 Class AI
02/25/2043	3.500%	2,138,697	418,974
Federal National Mortgage Association(d),(o)
CMO Series 2014-93 Class ES
1-month USD LIBOR + 6.150% 01/25/2045	4.598%	659,565	119,082
CMO Series 2016-31 Class H5
1-month USD LIBOR + 6.000% 06/25/2046	4.448%	1,178,117	248,141
CMO Series 2016-31 Class VS
1-month USD LIBOR + 6.000% 06/25/2046	4.448%	1,630,328	306,638
CMO Series 2016-42 Class SB
1-month USD LIBOR + 6.000% 07/25/2046	4.448%	2,503,854	520,346
CMO Series 2017-8 Class SB
1-month USD LIBOR + 6.100% 02/25/2047	4.548%	422,168	70,724
Government National Mortgage Association(e)
01/22/2048	3.000%	2,000,000	2,018,125
Government National Mortgage Association(o)
CMO Series 2014-190 Class AI
12/20/2038	3.500%	2,003,758	245,692
Government National Mortgage Association(d),(o)
CMO Series 2015-144 Class SA
1-month USD LIBOR + 6.200% 10/20/2045	4.699%	820,514	180,376
CMO Series 2016-108 Class SN
1-month USD LIBOR + 6.080% 08/20/2046	4.579%	920,538	206,551
CMO Series 2016-146 Class NS
1-month USD LIBOR + 6.100% 10/20/2046	4.599%	461,121	100,521
CMO Series 2016-91 Class NS
1-month USD LIBOR + 6.080% 07/20/2046	4.579%	909,036	209,661
Total Residential Mortgage-Backed Securities - Agency (Cost $8,095,075)			7,782,713

Residential Mortgage-Backed Securities - Non-Agency 15.5%

Ajax Mortgage Loan Trust(a)
CMO Series 2016-C Class A
10/25/2057	4.000%	689,446	692,574
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banc of America Funding Trust(a),(c),(h)
CMO Series 2016-R1 Class M2
03/25/2040	3.500%	507,334	489,476
Bayview Opportunity Master Fund IIIa Trust(a)
CMO Series 2017-RN7 Class A1
09/28/2032	3.105%	335,243	335,473
Bayview Opportunity Master Fund IIIb Trust(a),(h)
CMO Series 2017-RN2 Class A1
04/28/2032	3.475%	411,759	412,846
Bayview Opportunity Master Fund IVb Trust(a)
CMO Series 2017-NPL1 Class A1
01/28/2032	3.598%	476,124	476,811
CMO Series 2017-NPL2 Class A1
10/28/2032	2.981%	1,301,191	1,300,852
BCAP LLC Trust(a)
CMO Series 2012-RR11 Class 9A2
07/26/2037	4.000%	8,923	8,903
CAM Mortgage Trust(a)
CMO Series 2016-2 Class A1
06/15/2057	3.250%	1,076,431	1,076,434
CIM Trust(a)
CMO Series 2017-6 Class A1
06/25/2057	3.015%	892,955	881,795
CMO Series 2017-8 Class A1
12/25/2065	3.000%	961,707	963,151
Citigroup Mortgage Loan Trust, Inc.(a),(h)
CMO Series 2013-2 Class 1A1
11/25/2037	3.707%	259,608	260,590
COLT Mortgage Loan Trust(a),(c)
CMO Series 2016-1 Class A2
05/25/2046	3.500%	91,833	92,389
COLT Mortgage Loan Trust(a),(h)
CMO Series 2016-2 Class A2
09/25/2046	3.250%	339,395	344,006
Credit Suisse Mortgage Capital Certificates(a),(h)
CMO Series 2008-4R Class 3A4
01/26/2038	3.531%	1,932,959	1,896,862
Credit Suisse Mortgage Capital Certificates(a)
CMO Series 2010-9R Class 7A5
05/27/2037	4.000%	140,047	139,712
CTS Corp.(a),(c)
CMO Series 2015-6R Class 3A2
02/27/2036	3.750%	679,475	685,956
Deephaven Residential Mortgage Trust(a)
CMO Series 2016-1A Class A1
07/25/2046	4.000%	361,023	361,237
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
CMO Series 2003-1 Class 1A7
04/25/2033	5.500%	284,496	284,156

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GCAT (a)
CMO Series 2017-1 Class A2
03/25/2047	3.375%	364,585	364,362
GCAT LLC(a)
CMO Series 2017-2 Class A1
04/25/2047	3.500%	820,568	821,770
CMO Series 2017-3 Class A1
04/25/2047	3.352%	464,024	464,488
CMO Series 2017-4 Class A1
05/25/2022	3.228%	446,152	446,519
GMAC Mortgage Home Equity Loan Trust
CMO Series 2004-HE5 Class A5 (FGIC)
09/25/2034	5.865%	63,572	64,526
Legacy Mortgage Asset Trust(a)
CMO Series 2017-GS1 Class A1
01/25/2057	3.500%	956,426	955,508
Oak Hill Advisors Residential Loan Trust(a)
CMO Series 2017-NPL1 Class A1
06/25/2057	3.000%	483,192	483,189
CMO Series 2017-NPL2 Class A1
07/25/2057	3.000%	1,461,604	1,461,591
Oaktown Re Ltd.(a),(c),(d)
CMO Series 2017-1A Class M1
1-month USD LIBOR + 2.250% 04/25/2027	3.802%	650,350	653,791
PennyMac Mortgage Investment Trust(a),(c),(d)
CMO Series 2017-GT1 Class A
1-month USD LIBOR + 4.750% 02/25/2050	6.302%	2,000,000	2,002,500
PNMAC GMSR Issuer Trust(a),(c),(d)
CMO Series 2017-GT2 Class A
1-month USD LIBOR + 4.000% 08/25/2023	5.552%	1,200,000	1,201,500
Preston Ridge Partners Mortgage LLC(a)
CMO Series 2017-2A Class A1
09/25/2022	3.500%	955,315	955,285
Preston Ridge Partners Mortgage LLC(a),(c),(h)
CMO Series 2017-3A Class A1
11/25/2022	3.470%	1,491,747	1,486,521
Pretium Mortgage Credit Partners I(a)
CMO Series 2017-NPL2 Class A1
03/28/2057	3.250%	340,533	340,831
SGR Residential Mortgage Trust(a),(c)
CMO Series 2016-1 Class A1
11/25/2046	3.750%	408,427	403,670
Sunset Mortgage Loan Co., LLC(a)
CMO Series 2017-NPL1 Class A
06/16/2047	3.500%	705,991	707,356
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vericrest Opportunity Loan Transferee LVIII LLC(a)
CMO Series 2017-NPL5 Class A1
05/28/2047	3.375%	568,562	569,405
Vericrest Opportunity Loan Transferee LXII LLC(a)
CMO Series 2017-NPL9 Class A1
09/25/2047	3.125%	576,736	577,048
Vericrest Opportunity Loan Transferee LXIII LLC(a)
CMO Series 2017-NP10 Class A1
10/25/2047	3.000%	710,000	708,930
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $25,272,768)			25,372,013

Senior Loans 7.1%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Brokerage/Asset Managers/Exchanges 0.3%
Aretec Group, Inc.(d),(p)
2nd Lien Term Loan PIK
3-month USD LIBOR + 7.500% 05/23/2021		371,935	371,704
Tranche B1 Term Loan
3-month USD LIBOR + 4.250% 11/23/2020	5.819%	179,869	179,869
Total			551,573
Cable and Satellite 0.3%
Atlantic Broadband Finance, LLC(d),(p),(q)
Term Loan
3-month USD LIBOR + 2.375% 08/09/2024		50,000	49,859
Encompass Digital Media, Inc.(c),(d),(p)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 4.500% 06/06/2021	6.200%	425,606	402,551
Total			452,410
Chemicals 0.7%
ColourOz Investment 1 GmbH(d),(p)
Tranche C 1st Lien Term Loan
3-month USD LIBOR + 3.500% 09/07/2021		70,206	61,036
ColourOz Investment 2 LLC(d),(p)
Tranche B2 1st Lien Term Loan
3-month USD LIBOR + 3.500% 09/07/2021		424,692	369,218
Houghton International(c),(d),(p)
2nd Lien Term Loan
3-month USD LIBOR + 8.250% 12/21/2020	10.069%	500,000	500,000

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017	21

Portfolio of Investments  (continued)
December 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Kraton Polymers LLC(d),(p)
Term Loan
3-month USD LIBOR + 3.000% 01/06/2022	4.569%	189,750	191,549
Total			1,121,803
Consumer Cyclical Services 0.5%
Staples, Inc.(d),(p)
Term Loan
3-month USD LIBOR + 4.000% 09/12/2024	5.488%	775,000	759,113
Consumer Products 0.1%
Serta Simmons Bedding LLC(d),(p)
2nd Lien Term Loan
3-month USD LIBOR + 8.000% 11/08/2024	9.407%	125,259	106,470
Electric 0.3%
Astoria Energy LLC(d),(p)
Tranche B Term Loan
3-month USD LIBOR + 4.000% 12/24/2021	5.570%	485,891	486,955
Environmental 0.2%
STI Infrastructure SARL(d),(p)
Term Loan
3-month USD LIBOR + 5.250% 08/22/2020	6.943%	339,230	315,203
Gaming 0.9%
Affinity Gaming(d),(p)
2nd Lien Term Loan
3-month USD LIBOR + 8.250% 01/31/2025	9.729%	1,000,000	1,010,830
Amaya Holdings BV(d),(p)
Tranche B3 1st Lien Term Loan
3-month USD LIBOR + 3.500% 08/01/2021	5.193%	486,275	488,707
Total			1,499,537
Independent Energy 0.1%
Chesapeake Energy Corp.(d),(p)
Tranche A Term Loan
3-month USD LIBOR + 7.500% 08/23/2021	8.954%	104,420	110,998
Leisure 0.0%
William Morris Endeavor Entertainment LLC/IMG Worldwide Holdings, LLC(c),(d),(p)
2nd Lien Term Loan
3-month USD LIBOR + 7.250% 05/06/2022	8.630%	100,000	100,000
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Media and Entertainment 0.0%
UFC Holdings LLC(d),(p)
2nd Lien Term Loan
3-month USD LIBOR + 7.750% 08/18/2024	9.052%	9,000	9,128
Oil Field Services 0.4%
Fieldwood Energy LLC(d),(p)
1st Lien Term Loan
3-month USD LIBOR + 7.125% 09/30/2020	8.818%	372,536	255,809
2nd Lien Term Loan
3-month USD LIBOR + 7.125% 09/30/2020	8.818%	627,464	201,310
Term Loan
3-month USD LIBOR + 7.000% 08/31/2020	8.693%	275,952	248,357
Total			705,476
Other Industry 1.5%
Lightstone Holdco LLC(d),(p)
Tranche B Term Loan
3-month USD LIBOR + 4.500% 01/30/2024	6.069%	930,362	933,758
Tranche C Term Loan
3-month USD LIBOR + 4.500% 01/30/2024	6.069%	57,971	58,183
Uber Technologies, Inc.(d),(p)
Term Loan
3-month USD LIBOR + 4.000% 07/13/2023	5.552%	1,488,722	1,495,793
Total			2,487,734
Packaging 0.9%
Coveris Holdings SA(d),(p)
Tranche B1 Term Loan
3-month USD LIBOR + 4.250% 06/29/2022	5.943%	493,573	493,726
ProAmpac PG Borrower LLC(d),(p)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 11/20/2023	4.954%	992,500	999,636
Total			1,493,362
Retailers 0.3%
Academy Ltd.(d),(p)
Term Loan
3-month USD LIBOR + 4.000% 07/01/2022	5.546%	562,294	441,260

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon		Principal Amount ($)	Value ($)
Sports Authority, Inc. (The)(p),(r)
Tranche B Term Loan
11/16/2017			608,815	6,088
Total				447,348
Technology 0.6%
Ascend Learning LLC(d),(p)
Term Loan
3-month USD LIBOR + 3.250% 07/12/2024	4.569%		13,965	14,035
Genesys Telecommunications Laboratories, Inc.(d),(p)
Tranche B2 Term Loan
3-month USD LIBOR + 3.750% 12/01/2023	5.443%		29,777	29,926
Hyland Software, Inc.(d),(p)
Tranche 3 1st Lien Term Loan
3-month USD LIBOR + 3.250% 07/01/2022	4.819%		994,988	1,000,589
Total				1,044,550
Total Senior Loans (Cost $12,752,579)				11,691,660

Treasury Bills 0.2%
Issuer	Effective Yield		Principal Amount ($)	Value ($)
Egypt 0.2%
Egypt Treasury Bills(g)
12/11/2018	17.870%	EGP	5,850,000	281,233
Total Treasury Bills (Cost $280,685)				281,233

U.S. Treasury Obligations 3.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
09/30/2022	1.875%	3,425,000	3,375,606
08/15/2047	2.750%	3,080,000	3,084,309
Total U.S. Treasury Obligations (Cost $6,367,115)			6,459,915

Options Purchased Calls 0.0%
Value ($)
(Cost $79,600)	25,965

Options Purchased Puts 0.1%

(Cost $162,750)	118,975

Money Market Funds 4.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(s),(t)	6,491,622	6,491,622
Total Money Market Funds (Cost $6,491,025)		6,491,622
Total Investments (Cost: $161,856,206)		164,361,857
Other Assets & Liabilities, Net		(673,444)
Net Assets		163,688,413

At December 31, 2017, securities and/or cash totaling $1,867,171 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
1,316,000 EUR	1,558,161 USD	Credit Suisse	01/26/2018	—	(23,141)
825,197 USD	6,909,000 SEK	Credit Suisse	01/26/2018	18,302	—
767,000 EUR	905,190 USD	Credit Suisse	01/29/2018	—	(16,611)
805,511 USD	6,796,000 SEK	Credit Suisse	01/29/2018	24,352	—
150,000 EUR	177,533 USD	HSBC	01/26/2018	—	(2,707)
1,841,896,000 COP	612,306 USD	HSBC	01/29/2018	—	(3,229)
16,388,482 MXN	859,489 USD	Morgan Stanley	01/29/2018	30,418	—
391,392 USD	7,527,000 MXN	Morgan Stanley	01/29/2018	—	(10,611)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017	23

Portfolio of Investments  (continued)
December 31, 2017
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
1,500,000 PEN	457,387 USD	Standard Chartered	01/29/2018	—	(4,664)
3,915,000 BRL	1,183,727 USD	Standard Chartered	02/01/2018	7,694	—
Total				80,766	(60,963)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-BTP	57	03/2018	EUR	7,929,976	—	(153,697)
U.S. Treasury 2-Year Note	30	03/2018	USD	6,434,668	—	(11,780)
U.S. Treasury 5-Year Note	216	03/2018	USD	25,154,405	—	(87,329)
Total					—	(252,806)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-Bobl	(107)	03/2018	EUR	(14,108,152)	100,386	—
Euro-Bund	(46)	03/2018	EUR	(7,478,433)	25,544	—
Long Gilt	(28)	03/2018	GBP	(3,538,746)	—	(35,323)
U.S. Treasury 10-Year Note	(18)	03/2018	USD	(2,244,131)	6,754	—
U.S. Ultra Bond	(76)	03/2018	USD	(12,849,192)	—	(116,238)
Total					132,684	(151,561)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	4,000,000	4,000,000	2.15	08/2018	79,600	25,965

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	4,000,000	4,000,000	2.40	08/2018	78,000	76,064
5-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	7,500,000	7,500,000	2.30	05/2018	84,750	42,911
Total							162,750	118,975

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 1.377%	3-Month USD LIBOR-BBA	Receives Semi annually, Pays Quarterly	Morgan Stanley	11/01/2021	USD	7,500,000	(228,965)	—	—	—	(228,965)
Fixed rate of 1.335%	3-Month USD LIBOR-BBA	Receives Semi annually, Pays Quarterly	Morgan Stanley	11/09/2021	USD	7,000,000	(226,388)	—	—	—	(226,388)
Fixed rate of 1.728%	3-Month USD LIBOR-BBA	Receives Semi annually, Pays Quarterly	Morgan Stanley	11/17/2021	USD	7,400,000	(128,864)	—	—	—	(128,864)
Fixed rate of 6.450%	28-Day MXN TIIE-Banxico	Receives Monthly, Pays Monthly	Morgan Stanley	10/24/2025	MXN	17,000,000	(81,427)	—	—	—	(81,427)
Fixed rate of 5.985%	28-Day MXN TIIE-Banxico	Receives Monthly, Pays Monthly	Morgan Stanley	01/21/2026	MXN	8,000,000	(48,934)	—	—	—	(48,934)
Fixed rate of 6.044%	28-Day MXN TIIE-Banxico	Receives Monthly, Pays Monthly	Morgan Stanley	02/02/2026	MXN	20,000,000	(123,941)	—	—	—	(123,941)
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
3-Month USD LIBOR-BBA	Fixed rate of 1.783%	Receives Quarterly, Pays Semi annually	Morgan Stanley	02/04/2026	USD	900,000	33,957	—	—	33,957	—
3-Month USD LIBOR-BBA	Fixed rate of 1.980%	Receives Quarterly, Pays Semi annually	Morgan Stanley	10/21/2046	USD	1,486,880	184,768	—	—	184,768	—
3-Month USD LIBOR-BBA	Fixed rate of 2.086%	Receives Quarterly, Pays Semi annually	Morgan Stanley	11/09/2046	USD	1,413,376	144,158	—	—	144,158	—
Total							(475,636)	—	—	362,883	(838,519)

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 29	Morgan Stanley	12/20/2022	5.000	Quarterly	USD	9,775,000	(86,618)	—	—	—	(86,618)

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 6 BBB-	Credit Suisse	05/11/2063	3.000	Monthly	6.818	USD	250,000	(36,426)	104	—	(31,247)	—	(5,075)
Markit CMBX North America Index, Series 10 BBB-	Goldman Sachs International	11/17/2059	3.000	Monthly	4.492	USD	500,000	(49,763)	208	—	(58,049)	8,494	—
Markit CMBX North America Index, Series 6 BBB-	Goldman Sachs International	05/11/2063	3.000	Monthly	6.818	USD	250,000	(36,425)	104	—	(29,714)	—	(6,607)
Markit CMBX North America Index, Series 6 BBB-	Goldman Sachs International	05/11/2063	3.000	Monthly	6.818	USD	250,000	(36,426)	104	—	(25,821)	—	(10,501)
Markit CMBX North America Index, Series 6 BBB-	Goldman Sachs International	05/11/2063	3.000	Monthly	6.818	USD	250,000	(36,425)	104	—	(22,018)	—	(14,303)
Markit CMBX North America Index, Series 10 BBB	JPMorgan	11/17/2059	3.000	Monthly	4.492	USD	750,000	(74,645)	313	—	(91,949)	17,617	—
Markit CMBX North America Index, Series 10 BBB	JPMorgan	11/17/2059	3.000	Monthly	4.492	USD	500,000	(49,762)	208	—	(55,888)	6,334	—
Markit CMBX North America Index, Series 10 BBB	JPMorgan	11/17/2059	3.000	Monthly	4.492	USD	500,000	(49,762)	208	—	(53,317)	3,763	—
Markit CMBX North America Index, Series 10 BBB	Morgan Stanley	11/17/2059	3.000	Monthly	4.492	USD	500,000	(49,763)	208	—	(53,347)	3,792	—
Markit CMBX North America Index, Series 6 BBB-	Morgan Stanley	05/11/2063	3.000	Monthly	6.818	USD	500,000	(72,850)	208	—	(71,450)	—	(1,192)
Markit CMBX North America Index, Series 6 BBB-	Morgan Stanley	05/11/2063	3.000	Monthly	6.818	USD	550,000	(80,135)	229	—	(32,850)	—	(47,056)
Total									1,998	—	(525,650)	40,000	(84,734)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2017, the value of these securities amounted to $85,612,538, which represents 52.30% of net assets.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2017, the value of these securities amounted to $2,808,280, which represents 1.72% of net assets.
(c)	Valuation based on significant unobservable inputs.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017	25

Portfolio of Investments  (continued)
December 31, 2017
Notes to Portfolio of Investments  (continued)
(d)	Variable rate security.
(e)	Represents a security purchased on a when-issued basis.
(f)	Represents shares owned in the residual interest of an asset-backed securitization.
(g)	Zero coupon bond.
(h)	Represents a variable rate security where the coupon rate adjusts periodically using the weighted average coupon of the underlying mortgages.
(i)	Non-income producing investment.
(j)	Negligible market value.
(k)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(l)	Represents a step bond where the coupon rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter.
(m)	Principal and interest may not be guaranteed by the government.
(n)	Includes comparable securities held to satisfy future delivery requirements of the following open forward sale commitments at December 31, 2017:

Security description	Principal amount ($)	Settlement date	Proceeds receivable ($)	Value ($)
Federal National Mortgage Association
01/11/2048 3.000%	(8,000,000)	01/11/2048	(7,990,938)	(8,000,000)
Federal National Mortgage Association
01/11/2048 3.500%	(8,000,000)	01/11/2048	(8,206,250)	(8,213,750)
Total				(16,213,750)

(o)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(p)	Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2017. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement therefore no weighted average coupon rate is disclosed. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.
(q)	Represents a security purchased on a forward commitment basis.
(r)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2017, the value of these securities amounted to $6,088, which represents less than 0.01% of net assets.
(s)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(t)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	9,664,515	64,989,245	(68,162,138)	6,491,622	(419)	597	73,582	6,491,622
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
FGIC	Financial Guaranty Insurance Corporation
PIK	Payment In Kind
Currency Legend
ARS	Argentine Peso
BRL	Brazilian Real
CAD	Canada Dollar
COP	Colombian Peso
DOP	Dominican Republic Peso
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Currency Legend  (continued)
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
MXN	Mexican Peso
PEN	Peruvian New Sol
RUB	Russia Ruble
SEK	Swedish Krona
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017	27

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Asset-Backed Securities — Non-Agency	—	11,910,683	2,476,000	—	14,386,683
Commercial Mortgage-Backed Securities - Non-Agency	—	6,565,826	—	—	6,565,826
Common Stocks
Financials	—	—	207,024	—	207,024
Utilities	186,498	148,950	53,376	—	388,824
Total Common Stocks	186,498	148,950	260,400	—	595,848
Corporate Bonds & Notes	—	64,905,367	332,280	—	65,237,647
Foreign Government Obligations	—	19,351,757	—	—	19,351,757
Residential Mortgage-Backed Securities - Agency	—	7,782,713	—	—	7,782,713
Residential Mortgage-Backed Securities - Non-Agency	—	20,338,790	5,033,223	—	25,372,013
Senior Loans	—	11,091,660	600,000	—	11,691,660
Treasury Bills	—	281,233	—	—	281,233
U.S. Treasury Obligations	6,459,915	—	—	—	6,459,915
Options Purchased Calls	—	25,965	—	—	25,965
Options Purchased Puts	—	118,975	—	—	118,975
Money Market Funds	—	—	—	6,491,622	6,491,622
Total Investments	6,646,413	142,521,919	8,701,903	6,491,622	164,361,857
Forward Sale Commitments	—	(16,213,750)	—	—	(16,213,750)
Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	80,766	—	—	80,766
Futures Contracts	132,684	—	—	—	132,684
Swap Contracts	—	402,883	—	—	402,883
Liability
Forward Foreign Currency Exchange Contracts	—	(60,963)	—	—	(60,963)
Futures Contracts	(404,367)	—	—	—	(404,367)
Swap Contracts	—	(1,009,871)	—	—	(1,009,871)
Total	6,374,730	125,720,984	8,701,903	6,491,622	147,289,239
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between Levels 1 and 2 during the period.
Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, Management concluded that the market input(s) were generally unobservable.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
Transfers between levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
Investments in securities	Balance as of 12/31/2016 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 12/31/2017 ($)
Asset-Backed Securities — Non-Agency	711,874	—	—	(206,374)	1,970,500	—	—	—	2,476,000
Common Stocks	78,996	—	—	(561)	—	—	181,965	—	260,400
Corporate Bonds & Notes	—	(2,587)	—	2,587	332,280	—	—	—	332,280
Foreign Government Obligations	128,504	—	—	—	—	—	—	(128,504)	—
Residential Mortgage-Backed Securities — Non-Agency	2,371,286	—	1,490	28,145	4,201,398	(462,391)	—	(1,106,705)	5,033,223
Senior Loans	1,152,736	—	1,477	(119)	—	(147,729)	—	(406,365)	600,000
			—			—
Total	4,443,396	(2,587)	2,967	(176,322)	6,504,178	(610,120)	181,965	(1,641,574)	8,701,903
(a) Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2017 was $(176,078), which is comprised of Asset Backed Securities — Non Agency of $(206,374), Common Stocks of $(561), Corporate Bonds & Notes of $2,587, Residential Mortgage-Backed Securities — Non-Agency of $28,145, and Senior Loans of $125.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain asset-backed securities, common stocks, corporate bonds & notes, mortgage-backed securities and senior loans classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017	29

Statement of Assets and Liabilities
December 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$155,122,831
Investments in affiliated issuers, at cost	6,491,025
Investments in options purchased, at cost	242,350
Investments in unaffiliated issuers, at value	157,725,295
Investments in affiliated issuers, at value	6,491,622
Investments in options purchased, at value	144,940
Cash	231,164
Foreign currency (identified cost $19,480)	18,980
Cash collateral held at broker for:
Swap contracts	647,000
Margin deposits on:
Futures contracts	654,514
Swap contracts	565,657
Unrealized appreciation on forward foreign currency exchange contracts	80,766
Unrealized appreciation on swap contracts	40,000
Receivable for:
Investments sold	16,635,437
Capital shares sold	107,506
Dividends	4,880
Interest	1,413,371
Foreign tax reclaims	84,429
Variation margin for futures contracts	28,196
Variation margin for swap contracts	25,147
Expense reimbursement due from Investment Manager	12,708
Prepaid expenses	632
Trustees’ deferred compensation plan	67,701
Total assets	184,979,945
Liabilities
Forward sale commitments, at value (proceeds receivable $16,197,188)	16,213,750
Due to custodian	139,187
Unrealized depreciation on forward foreign currency exchange contracts	60,963
Unrealized depreciation on swap contracts	84,734
Upfront receipts on swap contracts	525,650
Payable for:
Investments purchased	10,238
Investments purchased on a delayed delivery basis	3,886,427
Capital shares purchased	2,936
Variation margin for futures contracts	93,654
Variation margin for swap contracts	28,810
Interest on forward sale commitments	14,444
Management services fees	77,391
Distribution and/or service fees	12,449
Service fees	9,415
Compensation of board members	767
Compensation of chief compliance officer	16
Other expenses	63,000
Trustees’ deferred compensation plan	67,701
Total liabilities	21,291,532
Net assets applicable to outstanding capital stock	$163,688,413
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017

Statement of Assets and Liabilities  (continued)
December 31, 2017
Represented by
Paid in capital	$158,175,344
Undistributed net investment income	5,528,977
Accumulated net realized loss	(1,658,411)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	2,602,464
Investments - affiliated issuers	597
Foreign currency translations	12,282
Forward sale commitments	(16,562)
Forward foreign currency exchange contracts	19,803
Futures contracts	(271,683)
Options purchased	(97,410)
Swap contracts	(606,988)
Total - representing net assets applicable to outstanding capital stock	$163,688,413
Class 1
Net assets	$99,805,997
Shares outstanding	23,896,091
Net asset value per share	$4.18
Class 2
Net assets	$63,882,416
Shares outstanding	15,447,817
Net asset value per share	$4.14
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017	31

Statement of Operations
Year Ended December 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$404,328
Dividends — affiliated issuers	73,582
Interest	7,417,488
Foreign taxes withheld	(18,505)
Total income	7,876,893
Expenses:
Management services fees	919,357
Distribution and/or service fees
Class 2	137,798
Service fees
Class 1	27,746
Class 2	16,719
Transfer agent fees
Class 1	29,125
Class 2	15,172
Compensation of board members	19,621
Custodian fees	65,747
Printing and postage fees	20,728
Audit fees	53,351
Legal fees	4,157
Compensation of chief compliance officer	65
Other	13,572
Total expenses	1,323,158
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(96,678)
Total net expenses	1,226,480
Net investment income	6,650,413
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	646,328
Investments — affiliated issuers	(419)
Foreign currency translations	71,952
Forward foreign currency exchange contracts	(510,392)
Futures contracts	267,198
Options purchased	17,000
Options contracts written	134,245
Swap contracts	(623,460)
Net realized gain	2,452
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	2,716,433
Investments — affiliated issuers	597
Foreign currency translations	42,180
Forward sale commitments	(16,562)
Forward foreign currency exchange contracts	12,358
Futures contracts	(201,842)
Options purchased	(97,410)
Options contracts written	2,232
Swap contracts	(208,046)
Net change in unrealized appreciation (depreciation)	2,249,940
Net realized and unrealized gain	2,252,392
Net increase in net assets resulting from operations	$8,902,805
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$6,650,413	$5,950,082
Net realized gain (loss)	2,452	(3,615,586)
Net change in unrealized appreciation (depreciation)	2,249,940	9,427,228
Net increase in net assets resulting from operations	8,902,805	11,761,724
Distributions to shareholders
Net investment income
Class 1	(2,945,144)	(10,459,721)
Class 2	(1,578,928)	(4,622,202)
Net realized gains
Class 1	—	(5,358,926)
Class 2	—	(2,453,454)
Total distributions to shareholders	(4,524,072)	(22,894,303)
Increase in net assets from capital stock activity	16,662,375	27,927,209
Total increase in net assets	21,041,108	16,794,630
Net assets at beginning of year	142,647,305	125,852,675
Net assets at end of year	$163,688,413	$142,647,305
Undistributed net investment income	$5,528,977	$4,065,184
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017	33

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	191,399	796,022	221,599	953,192
Distributions reinvested	713,110	2,945,144	3,964,573	15,818,647
Redemptions	(680,029)	(2,818,917)	(741,151)	(3,222,705)
Net increase	224,480	922,249	3,445,021	13,549,134
Class 2
Subscriptions	5,101,930	21,011,774	3,363,809	14,418,843
Distributions reinvested	386,046	1,578,928	1,786,782	7,075,656
Redemptions	(1,664,340)	(6,850,576)	(1,663,055)	(7,116,424)
Net increase	3,823,636	15,740,126	3,487,536	14,378,075
Total net increase	4,048,116	16,662,375	6,932,557	27,927,209
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017

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Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017	35

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class 1
12/31/2017	$4.05	0.18	0.08	0.26	(0.13)	—
12/31/2016	$4.45	0.19	0.21	0.40	(0.53)	(0.27)
12/31/2015	$8.71	0.34	(0.32) (c)	0.02	(3.20)	(1.08)
12/31/2014	$8.77	0.39	(0.05)	0.34	(0.30)	(0.10)
12/31/2013	$9.37	0.40	(0.37)	0.03	(0.40)	(0.23)
Class 2
12/31/2017	$4.02	0.17	0.07	0.24	(0.12)	—
12/31/2016	$4.41	0.18	0.21	0.39	(0.51)	(0.27)
12/31/2015	$8.66	0.26	(0.25) (c)	0.01	(3.18)	(1.08)
12/31/2014	$8.73	0.37	(0.07)	0.30	(0.27)	(0.10)
12/31/2013	$9.33	0.37	(0.37)	0.00 (d)	(0.37)	(0.23)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(d)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.13)	$4.18	6.36%	0.77%	0.71%	4.42%	162%	$99,806
(0.80)	$4.05	9.15%	0.73%	0.66%	4.50%	179%	$95,971
(4.28)	$4.45	(1.77%)	0.69%	0.68%	4.23%	192%	$89,998
(0.40)	$8.71	3.77%	0.67%	0.67%	4.39%	130%	$900,978
(0.63)	$8.77	0.37%	0.67%	0.67%	4.37%	116%	$1,147,222

(0.12)	$4.14	5.90%	1.03%	0.96%	4.19%	162%	$63,882
(0.78)	$4.02	9.05%	0.98%	0.90%	4.24%	179%	$46,676
(4.26)	$4.41	(1.93%)	0.98%	0.94%	4.23%	192%	$35,854
(0.37)	$8.66	3.41%	0.92%	0.92%	4.14%	130%	$33,769
(0.60)	$8.73	0.12%	0.92%	0.92%	4.11%	116%	$35,218
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017	37

Notes to Financial Statements
December 31, 2017
Note 1. Organization
Columbia Variable Portfolio – Strategic Income Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
38	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017	39

Notes to Financial Statements  (continued)
December 31, 2017
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars and to shift investment exposure from one currency to another. These instruments may be used for other purposes in future periods.
40	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to manage exposure to fluctuations in interest rates. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017	41

Notes to Financial Statements  (continued)
December 31, 2017
purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
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Notes to Financial Statements  (continued)
December 31, 2017
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate swap contracts
The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to manage the duration and yield curve exposure of the Fund. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017	43

Notes to Financial Statements  (continued)
December 31, 2017
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2017:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	40,000*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	80,766
Interest rate risk	Net assets — unrealized appreciation on futures contracts	132,684*
Interest rate risk	Investments, at value — Options purchased	144,940
Interest rate risk	Net assets — unrealized appreciation on swap contracts	362,883*
Total		761,273

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	171,352*
Credit risk	Upfront receipts on swap contracts	525,650
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	60,963
Interest rate risk	Net assets — unrealized depreciation on futures contracts	404,367*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	838,519*
Total		2,000,851

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
44	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	(604,774)	(604,774)
Equity risk	—	(134)	—	—	—	(134)
Foreign exchange risk	(510,392)	—	—	—	—	(510,392)
Interest rate risk	—	267,332	134,245	17,000	(18,686)	399,891
Total	(510,392)	267,198	134,245	17,000	(623,460)	(715,409)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	(58,608)	(58,608)
Foreign exchange risk	12,358	—	—	—	—	12,358
Interest rate risk	—	(201,842)	2,232	(97,410)	(149,438)	(446,458)
Total	12,358	(201,842)	2,232	(97,410)	(208,046)	(492,708)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	36,574,753
Futures contracts — short	52,513,923
Credit default swap contracts — buy protection	9,664,175
Credit default swap contracts — sell protection	3,887,500

Derivative instrument	Average value ($)
Options contracts — purchased	119,630*
Options contracts — written	(15,753)**

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	60,753	(85,075)
Interest rate swap contracts	440,110	(669,195)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2017.
**	Based on the ending daily outstanding amounts for the year ended December 31, 2017.
Investments in senior loans
The Fund may invest in senior loan participations and assignments of all or a portion of a loan. When the Fund purchases a senior loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (Selling Participant), but not the borrower, and assumes the credit risk of the borrower, Selling Participant and any other parties positioned between the Fund and the borrower. In addition, the Fund may not directly benefit from the collateral supporting the senior loan that it has purchased from the Selling Participant. In contrast, when the Fund purchases
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017	45

Notes to Financial Statements  (continued)
December 31, 2017
an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan participations and assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan participations and assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Forward Sale Commitments
The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.
Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.
46	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017	47

Notes to Financial Statements  (continued)
December 31, 2017
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2017:
	Citi ($)	Credit Suisse ($)	Goldman Sachs ($)	HSBC ($)	JPMorgan ($)	Morgan Stanley ($) (a)	Morgan Stanley ($) (a)	Standard Chartered ($)	Total ($)
Assets
Centrally cleared interest rate swap contracts (b)	-	-	-	-	-	-	25,147	-	25,147
Forward foreign currency exchange contracts	-	42,654	-	-	-	30,418		7,694	80,766
Options purchased calls	25,965	-	-	-	-	-	-	-	25,965
Options purchased puts	118,975	-	-	-	-	-	-	-	118,975
Total assets	144,940	42,654	-	-	-	30,418	25,147	7,694	250,853
Liabilities
Centrally cleared credit default swap contracts (b)	-	-	-	-	-	-	15,951	-	15,951
Centrally cleared interest rate swap contracts (b)	-	-	-	-	-	-	12,859	-	12,859
Forward foreign currency exchange contracts	-	39,752	-	5,936	-	10,611		4,664	60,963
OTC credit default swap contracts (c)	-	36,322	158,519	-	173,440	202,103		-	570,384
Total liabilities	-	76,074	158,519	5,936	173,440	212,714	28,810	4,664	660,157
Total financial and derivative net assets	144,940	(33,420)	(158,519)	(5,936)	(173,440)	(182,296)	(3,663)	3,030	(409,304)
Total collateral received (pledged) (d)	-	-	-	-	(173,440)	(182,296)	(3,663)	-	(359,399)
Net amount (e)	144,940	(33,420)	(158,519)	(5,936)	-	-	-	3,030	(49,905)

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are
48	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017	49

Notes to Financial Statements  (continued)
December 31, 2017
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.600% to 0.393% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2017 was 0.600% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Service fees
Effective July 1, 2017, the Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund bears a service fee paid to Participating Insurance Companies and other financial intermediaries up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2017, was 0.03% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
50	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Transfer agency fees
Prior to July 1, 2017, the Fund was a party to a Transfer and Dividend Disbursing Agent Agreement with the Transfer Agent. The annual fee rate under this agreement was 0.06% of the Fund’s average daily net assets attributable to each share class. Effective July 1, 2017, the Fund no longer pays a transfer agency fee. The effective transfer agency fee rate for the year ended December 31, 2017, was 0.03% of the Fund’s average daily net assets attributable to each share class.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2017 through April 30, 2018	Prior to May 1, 2017
Class 1	0.72%	0.69%
Class 2	0.97	0.94
The Fund had a voluntary expense reimbursement arrangement from May 1, 2017 to June 30, 2017. The annual limitation rates were the same under the voluntary expense reimbursement arrangement, which changed to a contractual arrangement on July 1, 2017 through April 30, 2018.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2017, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, swap investments, capital loss carryforwards, trustees’ deferred compensation, principal and/or interest from fixed income securities, investments in partnerships and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017	51

Notes to Financial Statements  (continued)
December 31, 2017
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(662,548)	662,548	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
The tax character of distributions paid during the years indicated was as follows:
December 31, 2017			December 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
4,524,072	—	4,524,072	15,131,905	7,762,398	22,894,303
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
5,458,290	—	(1,709,941)	1,832,970
At December 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
161,670,019	5,514,299	(3,681,329)	1,832,970
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended December 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	255,943	1,453,998	1,709,941	585,659	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $244,433,729 and $253,156,100, respectively, for the year ended December 31, 2017, of which $29,976,960 and $56,774,751, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
52	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended December 31, 2017.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017	53

Notes to Financial Statements  (continued)
December 31, 2017
greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At December 31, 2017, one unaffiliated shareholder of record owned 13.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 80.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
54	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017	55

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – Strategic Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Strategic Income Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers and agents banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
56	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2017.
Dividends received deduction
0.52%
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017	57

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	66	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	66	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	66	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	66	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	66	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
58	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	66	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	66	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	66	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	66	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017	59

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	191	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, contacting your financial intermediary or visiting
investor.columbiathreadneedleus.com.
60	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017	61

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
62	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2017

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Columbia Variable Portfolio – Strategic Income Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
C-1522 AP (2/18)

Annual Report
December 31, 2017
Columbia Variable Portfolio – U.S. Flexible Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – U.S. Flexible Growth Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Variable Portfolio – U.S. Flexible Growth Fund (the Fund) pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Jeffrey Knight, CFA
Lead Portfolio Manager
November 2016
Anwiti Bahuguna, Ph.D.
Co-Portfolio Manager
November 2016
David Weiss, CFA
Co-Portfolio Manager
November 2016
Brian Virginia
Co-Portfolio Manager
November 2016
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	Life
Class 2	11/02/16	18.45	19.17
Blended Benchmark		15.14	16.59
Bloomberg Barclays U.S. Aggregate Bond Index		3.54	0.97
S&P 500 Index		21.83	25.80
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Blended Benchmark consists of 65% S&P 500 Index and 35% Bloomberg Barclays U.S. Aggregate Bond Index.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (November 2, 2016 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – U.S. Flexible Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio Allocation (%) (at December 31, 2017)
Allocations to Underlying Funds
Underlying Funds: Equity Funds	58.1
U.S. Large Cap	58.1
Underlying Funds: Fixed-Income Funds	12.7
High Yield	0.8
Investment Grade	11.9
Allocations to Tactical Assets
Exchange-Traded Funds	3.3
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	24.5
Options Purchased Puts	1.2
Residential Mortgage-Backed Securities - Agency	0.2
Total	100.0

(a)	Includes investments in Affiliated Money Market Funds (amounting to $242.2 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Columbia Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
For the 12-month period ended December 31, 2017, the Fund’s Class 2 shares returned 18.45%. The Fund outperformed its Blended Benchmark, which gained 15.14% for the 12-month period. During the same time period, the Bloomberg Barclays U.S. Aggregate Bond Index returned 3.54% and the S&P 500 Index gained 21.83%. An overweight in equities and an underweight in fixed income aided performance relative to the Blended Benchmark. Results from underlying large-cap funds were also favorable to return.
Confident investors drove global markets higher in 2017
Although the year was marked with uncertainty on the U.S. political scene and global tensions remained high, investors optimistically anticipated stronger economic growth, higher corporate earnings and lower taxes in the year ahead and drove the financial markets higher in 2017. Preliminary data confirmed that global economic growth was on track to rise at a pace of approximately 2.3% in 2017, with broad participation across both developed and emerging countries. Export-oriented emerging markets, including Brazil and Russia, benefited from recovering commodity prices and rising demand in China and developed countries. U.S. economic growth picked up in the year, as real gross domestic product (GDP) expanded at an annualized rate of more than 3.0% rate for two consecutive quarters for the first time since 2014; 3% is the long-term historical average growth rate of real GDP. Even though jobs were lost as a result of hurricane disruptions during the third quarter, the unemployment rate fell to 4.1%, as the U.S. labor market added an average of more than 170,000 new jobs per month over the past 12 months. Wage growth failed to keep pace with job growth, but there was hope that lower corporate taxes would move companies to raise wages more robustly. A tight job market was also expected to put pressure on wages. At 4.1% unemployment, the U.S. economy is at what most economists consider full employment. Robust manufacturing activity, higher consumer spending and expectations that less stringent regulation in certain industries would further boost growth also supported investor confidence.
Against this backdrop, stock markets in the United States, Europe, Asia and Japan gained 20% or more in 2017, all as measured by their respective MSCI indexes. China led the world’s major stock markets with a 54% gain. The Dow Jones Industrial Average reached four 1,000 point milestones, opening just above 20,000 in January and closing just under 25,000 on December 29, 2017. The S&P 500 Index, a broad-based measure of U.S. equity returns, gained 21.83% during the same time period. The Bloomberg Barclays U.S. Aggregate Bond Index, which measures returns of U.S. investment-grade government and corporate bonds, gained 3.54%. Technology shares led the global market on rising corporate profits, which were helped by the U.S. dollar’s decline against major market currencies during the year.
While monetary policy remained accommodative outside the United States, the U.S. Federal Reserve (the Fed) raised the target range on its key short-term interest rate, the federal funds rate, three times in 2017. The Fed cited solid job and economic growth and progress toward its 2.0% inflation target. The federal funds rate target started the year at 0.75% - 1.00% and ended the year at 1.25% - 1.50%. Short-term rates rose during the year, but the 10-year Treasury benchmark closed the year approximately where it started.
Significant performance factors
An overweight in equities, which was driven by the Fund’s dynamic algorithm-based allocation, helped the Fund outperform its Blended Benchmark. Derivative securities such as futures and options were used to execute the Fund’s dynamic algorithm. On a stand-alone basis, the net impact of these derivative securities on the Fund’s performance was positive during the period. Underlying domestic large-cap equity funds also outperformed, with stronger returns from growth funds than from value funds.
Fixed-income allocations all remained several percentage points below the Blended Benchmark’s allocation. Underlying fixed-income funds that focused on corporate debt and/or longer duration assets tended to benefit from that exposure.
Protective put options, which are used to help shield investors from outsized losses in periods of equity market declines, weighed on relative returns as the equity market outperformed.
4	Columbia Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
At period’s end
The Fund seeks to deliver a strong risk-adjusted return over time with broad diversification across asset classes. Tactical decisions and positioning changes outside those driven by the dynamic algorithm are generally small in scope and magnitude. At period’s end, the Fund’s asset allocation tools continued to favor equities over fixed income.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class 2 shares of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	1,095.60	1,022.14	2.93	2.82	0.56	5.28	5.09	1.01
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
6	Columbia Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2017

Portfolio of Investments
December 31, 2017
(Percentages represent value of investments compared to net assets)
Equity Funds 57.6%
	Shares	Value ($)
U.S. Large Cap 57.6%
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	1,314,241	63,924,661
Columbia Variable Portfolio - Large Cap Index Fund, Class 1 Shares(a),(b)	6,168,457	127,810,428
Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1 Shares(a),(b)	2,572,438	63,976,535
Variable Portfolio – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	2,187,357	63,870,838
Variable Portfolio – MFS® Blended Research® Core Equity Fund, Class 1 Shares(a),(b)	6,239,402	127,782,945
Variable Portfolio – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	2,349,719	63,865,366
Variable Portfolio – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	2,803,431	63,946,262
Total		575,177,035
Total Equity Funds (Cost $495,400,864)		575,177,035

Exchange-Traded Funds 3.3%

iShares Core U.S. Aggregate Bond ETF	156,000	17,055,480
iShares iBoxx $ Investment Grade Corporate Bond ETF	3,300	401,148
SPDR S&P 500 ETF Trust	14,500	3,869,470
Vanguard Total Bond Market ETF	144,000	11,746,080
Total Exchange-Traded Funds (Cost $32,422,736)		33,072,178

Fixed-Income Funds 12.5%

High Yield 0.7%
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares(a)	966,572	7,307,284
Investment Grade 11.8%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	2,407,690	24,943,666
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	773,564	7,302,443
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	566,982	6,027,023
Fixed-Income Funds (continued)
	Shares	Value ($)
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	706,210	7,309,270
Variable Portfolio – American Century Diversified Bond Fund, Class 1 Shares(a)	2,169,318	24,187,894
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares(a)	1,978,665	21,646,595
Variable Portfolio – TCW Core Plus Bond Fund, Class 1 Shares(a)	2,198,565	23,348,764
Variable Portfolio – Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	335,113	3,371,236
Total		118,136,891
Total Fixed-Income Funds (Cost $124,838,362)		125,444,175

Residential Mortgage-Backed Securities - Agency 0.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(c)
01/11/2048	3.500%	2,000,000	2,053,438
Total Residential Mortgage-Backed Securities - Agency (Cost $2,050,313)			2,053,438

Options Purchased Puts 1.2%
Value ($)
(Cost $13,185,368)	11,659,355

Money Market Funds 24.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(a),(d)	242,249,460	242,249,460
Total Money Market Funds (Cost $242,246,018)		242,249,460
Total Investments (Cost: $910,143,661)		989,655,641
Other Assets & Liabilities, Net		8,639,897
Net Assets		998,295,538

At December 31, 2017, securities and/or cash totaling $11,536,692 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
December 31, 2017
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 E-mini	2,458	03/2018	USD	328,880,400	5,101,369	—
S&P 500 Index	21	03/2018	USD	14,049,000	236,964	—
U.S. Long Bond	3	03/2018	USD	467,718	3,019	—
U.S. Treasury 10-Year Note	3	03/2018	USD	374,022	—	(451)
U.S. Treasury 2-Year Note	5	03/2018	USD	1,072,445	—	(1,586)
U.S. Treasury 5-Year Note	5	03/2018	USD	582,278	—	(1,235)
U.S. Ultra Bond	2	03/2018	USD	338,137	4,357	—
Total					5,345,709	(3,272)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Deutsche Bank	USD	60,156,225	225	1,900.00	06/2019	1,215,685	762,750
S&P 500 Index	Deutsche Bank	USD	302,385,291	1,131	2,000.00	12/2019	8,378,495	7,130,955
S&P 500 Index	Deutsche Bank	USD	131,006,890	490	2,100.00	12/2019	3,591,188	3,765,650
Total							13,185,368	11,659,355
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%	43,436,635	310,777,442	(111,964,617)	242,249,460	—	(1,655)	3,585	1,580,773	242,249,460
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares	272,624	1,041,621	(4)	1,314,241	—	(1)	9,573,055	—	63,924,661
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares	160,655	805,934	(17)	966,572	—	—	(66,599)	318,339	7,307,284
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares	400,562	2,007,128	—	2,407,690	148,562	—	(97,515)	490,581	24,943,666
Columbia Variable Portfolio - Large Cap Index Fund, Class 1 Shares	1,249,982	4,918,475	—	6,168,457	—	—	16,237,847	—	127,810,428
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares	128,252	645,312	—	773,564	—	—	(39,379)	120,048	7,302,443
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares	100,067	466,915	—	566,982	16,302	—	274,228	142,128	6,027,023
Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1 Shares	518,597	2,053,841	—	2,572,438	—	—	9,021,341	—	63,976,535
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares	117,689	588,521	—	706,210	3,451	—	(17,923)	149,604	7,309,270
Variable Portfolio – American Century Diversified Bond Fund, Class 1 Shares	366,882	1,802,436	—	2,169,318	104,369	—	230,061	395,259	24,187,894
Variable Portfolio – Loomis Sayles Growth Fund, Class 1 Shares	485,756	1,701,601	—	2,187,357	—	—	11,223,008	—	63,870,838
Variable Portfolio – MFS® Blended Research® Core Equity Fund, Class 1 Shares	1,253,707	4,985,750	(55)	6,239,402	—	(2)	15,636,952	—	127,782,945
Variable Portfolio – Morgan Stanley Advantage Fund, Class 1 Shares	520,114	1,829,605	—	2,349,719	—	—	11,143,049	—	63,865,366
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares	332,434	1,646,231	—	1,978,665	12,190	—	100,206	352,822	21,646,595
Variable Portfolio – T. Rowe Price Large Cap Value Fund, Class 1 Shares	543,443	2,260,056	(68)	2,803,431	—	(11)	6,683,247	—	63,946,262
Variable Portfolio – TCW Core Plus Bond Fund, Class 1 Shares	369,964	1,828,601	—	2,198,565	57,089	—	163,475	271,941	23,348,764
Variable Portfolio – Wells Fargo Short Duration Government Fund, Class 1 Shares	55,611	279,502	—	335,113	134	—	(11,300)	23,490	3,371,236
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
December 31, 2017
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Total					342,097	(1,669)	80,057,338	3,844,985	942,870,670

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2017.
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Equity Funds	—	—	—	575,177,035	575,177,035
Exchange-Traded Funds	33,072,178	—	—	—	33,072,178
Fixed-Income Funds	—	—	—	125,444,175	125,444,175
Residential Mortgage-Backed Securities - Agency	—	2,053,438	—	—	2,053,438
Options Purchased Puts	11,659,355	—	—	—	11,659,355
Money Market Funds	—	—	—	242,249,460	242,249,460
Total Investments	44,731,533	2,053,438	—	942,870,670	989,655,641
Derivatives
Asset
Futures Contracts	5,345,709	—	—	—	5,345,709
Liability
Futures Contracts	(3,272)	—	—	—	(3,272)
Total	50,073,970	2,053,438	—	942,870,670	994,998,078
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2017	11

Statement of Assets and Liabilities
December 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$34,473,049
Investments in affiliated issuers, at cost	862,485,244
Investments in options purchased, at cost	13,185,368
Investments in unaffiliated issuers, at value	35,125,616
Investments in affiliated issuers, at value	942,870,670
Investments in options purchased, at value	11,659,355
Margin deposits on:
Futures contracts	11,536,692
Receivable for:
Capital shares sold	800,012
Dividends	261,050
Interest	1,944
Variation margin for futures contracts	3,109
Prepaid expenses	2,864
Trustees’ deferred compensation plan	6,093
Total assets	1,002,267,405
Liabilities
Payable for:
Investments purchased	532,115
Investments purchased on a delayed delivery basis	2,052,257
Capital shares purchased	39,848
Variation margin for futures contracts	1,243,055
Management services fees	6,266
Distribution and/or service fees	6,854
Service fees	46,593
Compensation of board members	763
Compensation of chief compliance officer	79
Other expenses	37,944
Trustees’ deferred compensation plan	6,093
Total liabilities	3,971,867
Net assets applicable to outstanding capital stock	$998,295,538
Represented by
Trust capital	$998,295,538
Total - representing net assets applicable to outstanding capital stock	$998,295,538
Class 2
Net assets	$998,295,538
Shares outstanding	81,394,271
Net asset value per share	$12.26
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2017

Statement of Operations
Year Ended December 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$908,605
Dividends — affiliated issuers	3,844,985
Total income	4,753,590
Expenses:
Management services fees	1,505,775
Distribution and/or service fees
Class 2	1,648,955
Service fees
Class 2	252,452
Transfer agent fees
Class 2	43,143
Compensation of board members	26,054
Custodian fees	42,061
Printing and postage fees	25,850
Audit fees	26,035
Legal fees	17,407
Compensation of chief compliance officer	257
Other	21,698
Total expenses	3,609,687
Net investment income	1,143,903
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(50,392)
Investments — affiliated issuers	(1,669)
Capital gain distributions from underlying affiliated funds	342,097
Futures contracts	29,843,619
Options purchased	(5,322,809)
Net realized gain	24,810,846
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	668,343
Investments — affiliated issuers	80,057,338
Futures contracts	5,298,900
Options purchased	(1,526,013)
Net change in unrealized appreciation (depreciation)	84,498,568
Net realized and unrealized gain	109,309,414
Net increase in net assets resulting from operations	$110,453,317
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2017	13

Statement of Changes in Net Assets
	Year Ended December 31, 2017	Year Ended December 31, 2016 (a)
Operations
Net investment income (loss)	$1,143,903	$(52,369)
Net realized gain	24,810,846	27,543
Net change in unrealized appreciation (depreciation)	84,498,568	355,849
Net increase in net assets resulting from operations	110,453,317	331,023
Increase in net assets from capital stock activity	721,210,586	156,300,612
Total increase in net assets	831,663,903	156,631,635
Net assets at beginning of year	166,631,635	10,000,000
Net assets at end of year	$998,295,538	$166,631,635

(a)	Based on operations from November 2, 2016 (fund commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2
Subscriptions	65,449,940	723,035,667	16,106,336	166,734,675
Redemptions	(161,613)	(1,825,081)	(1,000,392)	(10,434,063)
Net increase	65,288,327	721,210,586	15,105,944	156,300,612
Total net increase	65,288,327	721,210,586	15,105,944	156,300,612

(a)	Based on operations from November 2, 2016 (fund commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2017	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Class 2	Year Ended December 31,
	2017	2016 (a)
Per share data
Net asset value, beginning of period	$10.35	$10.00
Income from investment operations:
Net investment income (loss)	0.02	(0.01)
Net realized and unrealized gain	1.89	0.36
Total from investment operations	1.91	0.35
Net asset value, end of period	$12.26	$10.35
Total return	18.45%	3.50%
Ratios to average net assets
Total gross expenses(b)	0.55%	0.63% (c)
Total net expenses(b),(d)	0.55%	0.63% (c)
Net investment income (loss)	0.17%	(0.26%) (c)
Supplemental data
Net assets, end of period (in thousands)	$998,296	$166,632
Portfolio turnover	9%	12%

Notes to Financial Highlights
(a)	Based on operations from November 2, 2016 (fund commencement of operations) through the stated period end.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Annualized.
(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2017

Notes to Financial Statements
December 31, 2017
Note 1. Organization
Columbia Variable Portfolio – U.S. Flexible Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds).
For information on the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts (Contracts) issued by affiliated life insurance companies and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Columbia Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2017	17

Notes to Financial Statements  (continued)
December 31, 2017
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
18	Columbia Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity market risk and to increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Columbia Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2017	19

Notes to Financial Statements  (continued)
December 31, 2017
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2017:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	5,338,333*
Equity risk	Investments, at value — Options Purchased	11,659,355
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	7,376*
Total		17,005,064

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	3,272*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
20	Columbia Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	29,727,186	(5,322,809)	24,404,377
Interest rate risk	116,433	—	116,433
Total	29,843,619	(5,322,809)	24,520,810

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	5,294,796	(1,526,013)	3,768,783
Interest rate risk	4,104	—	4,104
Total	5,298,900	(1,526,013)	3,772,887
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	252,039,529

Derivative instrument	Average value ($)*
Options contracts — purchased	7,172,561

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2017.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
Columbia Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2017	21

Notes to Financial Statements  (continued)
December 31, 2017
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2017:
Deutsche Bank ($)
Assets
Options purchased puts	11,659,355
Total financial and derivative net assets	11,659,355
Total collateral received (pledged) (a)	-
Net amount (b)	11,659,355

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
22	Columbia Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date.
Columbia Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
December 31, 2017
The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2017 was 0.23% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Other expenses
Other expenses include offering costs which were incurred prior to the shares of the Fund being offered. Offering costs include printing costs and as applicable, miscellaneous and legal fees. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Service fees
Effective July 1, 2017, the Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund bears a service fee paid to Participating Insurance Companies and other financial intermediaries up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2017, was 0.04% of the Fund’s average daily net assets.
24	Columbia Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Transfer agency fees
Prior to July 1, 2017, the Fund was a party to a Transfer and Dividend Disbursing Agent Agreement with the Transfer Agent. The annual fee rate under this agreement was 0.00% on assets invested in Underlying Funds that pay a transfer agency fee to the Transfer Agent and 0.06% of the Fund’s average daily net assets on assets invested in securities (other than Underlying Funds that paid a transfer agency fee to the Transfer Agent), including other funds that did not pay a transfer agency fee to the Transfer Agent, exchange-traded funds, derivatives and individual securities. Effective July 1, 2017, the Fund and the Underlying Funds no longer pays a transfer agency fee.
For the year ended December 31, 2017, the Fund’s effective transfer agency fee rate as a percentage of average daily net assets of Class 2 shares was 0.01%.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rates contractual through April 30, 2018
Class 2	1.10%
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $578,685,975 and $43,753,938, respectively, for the year ended December 31, 2017, of which $11,562,754 and $9,529,199, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
December 31, 2017
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended December 31, 2017.
Note 7. Significant risks
Shareholder concentration risk
At December 31, 2017, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to
26	Columbia Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2017	27

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – U.S. Flexible Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio- U.S. Flexible Growth Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, and the statement of changes in net assets and the financial highlights for the year ended December 31, 2017 and for the period November 2, 2016 (commencement of operations) through December 31, 2016, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended December 31, 2017 and for the period November 2, 2016 (commencement of operations) through December 31, 2016 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
28	Columbia Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	66	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	66	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	66	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	66	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	66	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Columbia Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2017	29

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	66	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	66	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	66	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	66	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
30	Columbia Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	191	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2017	31

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
32	Columbia Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2017

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2017	33

Columbia Variable Portfolio – U.S. Flexible Growth Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
S-2015 AP (2/18)

Annual Report
December 31, 2017
Columbia Variable Portfolio – U.S. Flexible Moderate Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – U.S. Flexible Moderate Growth Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Variable Portfolio – U.S. Flexible Moderate Growth Fund (the Fund) pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Jeffrey Knight, CFA
Lead Portfolio Manager
Managed Fund since November 2016
Anwiti Bahuguna, Ph.D.
Co-Portfolio Manager
Managed Fund since November 2016
David Weiss, CFA
Co-Portfolio Manager
Managed Fund since November 2016
Brian Virginia
Co-Portfolio Manager
Managed Fund since November 2016
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	Life
Class 2	11/02/16	15.18	14.98
Blended Benchmark		12.37	12.82
Bloomberg Barclays U.S. Aggregate Bond Index		3.54	0.97
S&P 500 Index		21.83	25.80
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Blended Benchmark consists of 50% S&P 500 Index and 50% Bloomberg Barclays U.S. Aggregate Bond Index.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (November 2, 2016 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – U.S. Flexible Moderate Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio Allocation (%) (at December 31, 2017)
Allocations to Underlying Funds
Underlying Funds: Equity Funds	44.1
U.S. Large Cap	44.1
Underlying Funds: Fixed-Income Funds	25.8
High Yield	1.5
Investment Grade	24.3
Allocations to Tactical Assets
Exchange-Traded Funds	5.7
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	22.4
Options Purchased Puts	0.9
Residential Mortgage-Backed Securities - Agency	1.1
Total	100.0

(a)	Includes investments in Affiliated Money Market Funds (amounting to $161.3 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Columbia Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
For the 12-month period ended December 31, 2017, the Fund’s Class 2 shares returned 15.18%. The Fund outperformed its Blended Benchmark, which gained 12.37% for the 12-month period. During the same time period, the Bloomberg Barclays U.S. Aggregate Bond Index returned 3.54% and the S&P 500 Index gained 21.83%. An overweight in equities and an underweight in fixed income aided performance relative to the Blended Benchmark. Results from underlying large-cap funds were also favorable to return.
Confident investors drove global markets higher in 2017
Although the year was marked with uncertainty on the U.S. political scene and global tensions remained high, investors optimistically anticipated stronger economic growth, higher corporate earnings and lower taxes in the year ahead and drove the financial markets higher in 2017. Preliminary data confirmed that global economic growth was on track to rise at a pace of approximately 2.3% in 2017, with broad participation across both developed and emerging countries. Export-oriented emerging markets, including Brazil and Russia, benefited from recovering commodity prices and rising demand in China and developed countries. U.S. economic growth picked up in the year, as real gross domestic product (GDP) expanded at an annualized rate of more than 3.0% for two consecutive quarters for the first time since 2014; 3% is the long-term historical average growth rate of real GDP. Even though jobs were lost as a result of hurricane disruptions during the third quarter, the unemployment rate fell to 4.1%, as the U.S. labor market added an average of more than 170,000 new jobs per month over the past 12 months. Wage growth failed to keep pace with job growth, but there was hope that lower corporate taxes would move companies to raise wages more robustly. A tight job market was also expected to put pressure on wages. At 4.1% unemployment, the U.S. economy is at what most economists consider full employment. Robust manufacturing activity, higher consumer spending and expectations that less stringent regulation in certain industries would further boost growth also supported investor confidence.
Against this backdrop, stock markets in the United States, Europe, Asia and Japan gained 20% or more in 2017. all as measured by their respective MSCI indexes. China led the world’s major stock markets with a 54% gain. The Dow Jones Industrial Average reached four 1,000 point milestones, opening just above 20,000 in January and closing just under 25,000 on December 29, 2017. The S&P 500 Index, a broad-based measure of U.S. equity returns, gained 21.83% during the same time period. The Bloomberg Barclays U.S. Aggregate Bond Index, which measures returns of U.S. investment-grade government and corporate bonds, gained 3.54%. Technology shares led the global market on rising corporate profits, which were helped by the U.S. dollar’s decline against major market currencies during the year.
While monetary policy remained accommodative outside the United States, the U.S. Federal Reserve (the Fed) raised the target range on its key short-term interest rate, the federal funds rate, three times in 2017. The Fed cited solid job and economic growth and progress toward its 2.0% inflation target. The federal funds rate target started the year at 0.75% - 1.00% and ended the year at 1.25% - 1.50%. Short-term rates rose during the year, but the 10-year Treasury benchmark closed the year approximately where it started.
Significant performance factors
An overweight in equities, which was driven by the Fund’s dynamic algorithm-based allocation, helped the Fund outperform its Blended Benchmark. Derivative securities such as futures and options were used to execute the Fund’s dynamic algorithm. On a stand-alone basis, the net impact of these derivative securities on the Fund’s performance was positive during the period. Domestic large-cap equity funds also outperformed, with stronger returns from growth funds than from value funds.
Fixed-income allocations all remained several percentage points below the Blended Benchmark’s allocation. Fixed-income funds that were focused on corporate debt and/or longer duration assets tended to benefit from that exposure. Protective put options, which are used to help shield investors from outsized losses in periods of equity market declines, weighed on relative returns as the equity market outperformed.
At period’s end
The Fund seeks to deliver a strong risk-adjusted return over time with broad diversification across asset classes. Tactical decisions and positioning changes outside those driven by the dynamic algorithm are generally small in scope and magnitude. At period’s end, the Fund’s asset allocation tools continued to favor equities over fixed income.
4	Columbia Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class 2 shares of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	1,077.90	1,022.09	2.95	2.87	0.57	5.23	5.09	1.01
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
6	Columbia Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2017

Portfolio of Investments
December 31, 2017
(Percentages represent value of investments compared to net assets)
Equity Funds 44.2%
	Shares	Value ($)
U.S. Large Cap 44.2%
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	722,277	35,131,541
Columbia Variable Portfolio - Large Cap Index Fund, Class 1 Shares(a),(b)	3,395,578	70,356,384
Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1 Shares(a),(b)	1,413,860	35,162,688
Variable Portfolio – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	1,203,106	35,130,706
Variable Portfolio – MFS® Blended Research® Core Equity Fund, Class 1 Shares(a),(b)	3,434,449	70,337,517
Variable Portfolio – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	1,292,128	35,120,045
Variable Portfolio – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	1,541,406	35,159,458
Total		316,398,339
Total Equity Funds (Cost $275,501,957)		316,398,339

Exchange-Traded Funds 5.7%

iShares Core U.S. Aggregate Bond ETF	191,400	20,925,762
iShares iBoxx $ Investment Grade Corporate Bond ETF	7,713	937,592
SPDR S&P 500 ETF Trust	7,600	2,028,136
Vanguard Total Bond Market ETF	207,310	16,910,277
Total Exchange-Traded Funds (Cost $40,362,814)		40,801,767

Fixed-Income Funds 25.9%

High Yield 1.5%
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares(a)	1,422,600	10,754,859
Investment Grade 24.4%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	3,552,167	36,800,453
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	1,144,831	10,807,201
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	835,032	8,876,392
Fixed-Income Funds (continued)
	Shares	Value ($)
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	1,044,393	10,809,465
Variable Portfolio – American Century Diversified Bond Fund, Class 1 Shares(a)	3,197,212	35,648,911
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares(a)	2,918,256	31,925,724
Variable Portfolio – TCW Core Plus Bond Fund, Class 1 Shares(a)	3,244,285	34,454,310
Variable Portfolio – Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	489,684	4,926,215
Total		174,248,671
Total Fixed-Income Funds (Cost $184,242,947)		185,003,530

Residential Mortgage-Backed Securities - Agency 1.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(c)
01/11/2048	3.500%	7,500,000	7,700,391
01/11/2048	4.000%	450,000	470,583
Total Residential Mortgage-Backed Securities - Agency (Cost $8,158,553)			8,170,974

Options Purchased Puts 0.9%
Value ($)
(Cost $7,148,498)	6,335,755

Money Market Funds 22.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(a),(d)	161,288,850	161,288,850
Total Money Market Funds (Cost $161,286,471)		161,288,850
Total Investments (Cost: $676,701,240)		717,999,215
Other Assets & Liabilities, Net		(2,185,606)
Net Assets		715,813,609

At December 31, 2017, securities and/or cash totaling $6,678,146 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
December 31, 2017
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 E-mini	1,428	03/2018	USD	191,066,400	2,932,013	—
S&P 500 Index	10	03/2018	USD	6,690,000	112,840	—
U.S. Long Bond	17	03/2018	USD	2,650,403	7,810	—
U.S. Treasury 10-Year Note	24	03/2018	USD	2,992,175	—	(9,236)
U.S. Treasury 2-Year Note	48	03/2018	USD	10,295,468	—	(18,841)
U.S. Treasury 5-Year Note	52	03/2018	USD	6,055,690	—	(21,638)
U.S. Ultra Bond	16	03/2018	USD	2,705,093	24,747	—
Total					3,077,410	(49,715)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Deutsche Bank	USD	42,777,760	160	1,900.00	06/2019	864,487	542,400
S&P 500 Index	Deutsche Bank	USD	144,642,301	541	2,000.00	12/2019	4,007,751	3,411,005
S&P 500 Index	Deutsche Bank	USD	82,881,910	310	2,100.00	12/2019	2,276,260	2,382,350
Total							7,148,498	6,335,755
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%	21,195,848	204,988,744	(64,895,742)	161,288,850	—	(562)	2,412	973,652	161,288,850
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares	113,137	609,145	(5)	722,277	—	(1)	4,926,480	—	35,131,541
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares	178,421	1,249,028	(4,849)	1,422,600	—	(2,146)	(91,673)	424,025	10,754,859
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares	445,785	3,124,497	(18,115)	3,552,167	198,302	(6,132)	(141,389)	654,830	36,800,453
Columbia Variable Portfolio - Large Cap Index Fund, Class 1 Shares	519,100	2,876,478	—	3,395,578	—	—	8,316,670	—	70,356,384
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares	143,101	1,007,400	(5,670)	1,144,831	—	(1,010)	(55,605)	160,653	10,807,201
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares	111,830	730,788	(7,586)	835,032	21,852	(1,895)	376,711	190,521	8,876,392
Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1 Shares	215,213	1,198,647	—	1,413,860	—	—	4,717,487	—	35,162,688
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares	131,315	918,087	(5,009)	1,044,393	4,619	(1,544)	(29,505)	200,490	10,809,465
Variable Portfolio – American Century Diversified Bond Fund, Class 1 Shares	408,119	2,805,875	(16,782)	3,197,212	139,253	(4,663)	308,452	527,366	35,648,911
Variable Portfolio – Loomis Sayles Growth Fund, Class 1 Shares	201,584	1,001,522	—	1,203,106	—	—	5,597,253	—	35,130,706
Variable Portfolio – MFS® Blended Research® Core Equity Fund, Class 1 Shares	521,303	2,913,197	(51)	3,434,449	—	(2)	8,048,617	—	70,337,517
Variable Portfolio – Morgan Stanley Advantage Fund, Class 1 Shares	215,843	1,076,285	—	1,292,128	—	—	5,625,804	—	35,120,045
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares	369,914	2,563,391	(15,049)	2,918,256	16,269	(3,674)	125,678	470,897	31,925,724
Variable Portfolio – T. Rowe Price Large Cap Value Fund, Class 1 Shares	225,524	1,315,942	(60)	1,541,406	—	(7)	3,446,250	—	35,159,458
Variable Portfolio – TCW Core Plus Bond Fund, Class 1 Shares	411,987	2,851,341	(19,043)	3,244,285	76,251	(3,470)	205,463	363,222	34,454,310
Variable Portfolio – Wells Fargo Short Duration Government Fund, Class 1 Shares	61,280	430,664	(2,260)	489,684	177	(208)	(16,361)	31,045	4,926,215
Total					456,723	(25,314)	41,362,744	3,996,701	662,690,719
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
December 31, 2017
Notes to Portfolio of Investments  (continued)
(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2017.
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Equity Funds	—	—	—	316,398,339	316,398,339
Exchange-Traded Funds	40,801,767	—	—	—	40,801,767
Fixed-Income Funds	—	—	—	185,003,530	185,003,530
Residential Mortgage-Backed Securities - Agency	—	8,170,974	—	—	8,170,974
Options Purchased Puts	6,335,755	—	—	—	6,335,755
Money Market Funds	—	—	—	161,288,850	161,288,850
Total Investments	47,137,522	8,170,974	—	662,690,719	717,999,215
Derivatives
Asset
Futures Contracts	3,077,410	—	—	—	3,077,410
Liability
Futures Contracts	(49,715)	—	—	—	(49,715)
Total	50,165,217	8,170,974	—	662,690,719	721,026,910
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2017	11

Statement of Assets and Liabilities
December 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$48,521,367
Investments in affiliated issuers, at cost	621,031,375
Investments in options purchased, at cost	7,148,498
Investments in unaffiliated issuers, at value	48,972,741
Investments in affiliated issuers, at value	662,690,719
Investments in options purchased, at value	6,335,755
Margin deposits on:
Futures contracts	6,678,146
Receivable for:
Investments sold	232,146
Capital shares sold	6,858
Dividends	168,753
Interest	7,792
Variation margin for futures contracts	24,531
Prepaid expenses	1,841
Trustees’ deferred compensation plan	5,254
Total assets	725,124,536
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	8,166,344
Capital shares purchased	338,496
Variation margin for futures contracts	716,830
Management services fees	4,502
Distribution and/or service fees	4,904
Service fees	33,169
Compensation of board members	755
Compensation of chief compliance officer	53
Other expenses	40,620
Trustees’ deferred compensation plan	5,254
Total liabilities	9,310,927
Net assets applicable to outstanding capital stock	$715,813,609
Represented by
Trust capital	$715,813,609
Total - representing net assets applicable to outstanding capital stock	$715,813,609
Class 2
Net assets	$715,813,609
Shares outstanding	60,890,563
Net asset value per share	$11.76
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2017

Statement of Operations
Year Ended December 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$813,428
Dividends — affiliated issuers	3,996,701
Interest	26,750
Total income	4,836,879
Expenses:
Management services fees	991,336
Distribution and/or service fees
Class 2	1,083,151
Service fees
Class 2	174,136
Transfer agent fees
Class 2	25,931
Compensation of board members	22,912
Custodian fees	40,545
Printing and postage fees	26,123
Audit fees	28,803
Legal fees	11,285
Compensation of chief compliance officer	166
Other	18,297
Total expenses	2,422,685
Net investment income	2,414,194
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(13,421)
Investments — affiliated issuers	(25,314)
Capital gain distributions from underlying affiliated funds	456,723
Futures contracts	16,030,600
Options purchased	(2,534,976)
Net realized gain	13,913,612
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	470,027
Investments — affiliated issuers	41,362,744
Futures contracts	3,002,390
Options purchased	(812,743)
Net change in unrealized appreciation (depreciation)	44,022,418
Net realized and unrealized gain	57,936,030
Net increase in net assets resulting from operations	$60,350,224
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2017	13

Statement of Changes in Net Assets
	Year Ended December 31, 2017	Year Ended December 31, 2016 (a)
Operations
Net investment income (loss)	$2,414,194	$(38,512)
Net realized gain (loss)	13,913,612	(42,938)
Net change in unrealized appreciation (depreciation)	44,022,418	303,252
Net increase in net assets resulting from operations	60,350,224	221,802
Increase in net assets from capital stock activity	565,679,575	79,562,008
Total increase in net assets	626,029,799	79,783,810
Net assets at beginning of year	89,783,810	10,000,000
Net assets at end of year	$715,813,609	$89,783,810

(a)	Based on operations from November 2, 2016 (fund commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2
Subscriptions	52,296,754	567,891,415	8,793,452	89,825,752
Redemptions	(199,276)	(2,211,840)	(1,000,367)	(10,263,744)
Net increase	52,097,478	565,679,575	7,793,085	79,562,008
Total net increase	52,097,478	565,679,575	7,793,085	79,562,008

(a)	Based on operations from November 2, 2016 (fund commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2017	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Class 2	Year Ended December 31,
	2017	2016 (a)
Per share data
Net asset value, beginning of period	$10.21	$10.00
Income from investment operations:
Net investment income (loss)	0.06	(0.01)
Net realized and unrealized gain	1.49	0.22
Total from investment operations	1.55	0.21
Net asset value, end of period	$11.76	$10.21
Total return	15.18%	2.10%
Ratios to average net assets
Total gross expenses(b)	0.56%	0.75% (c)
Total net expenses(b),(d)	0.56%	0.64% (c)
Net investment income (loss)	0.56%	(0.16%) (c)
Supplemental data
Net assets, end of period (in thousands)	$715,814	$89,784
Portfolio turnover	9%	16%

Notes to Financial Highlights
(a)	Based on operations from November 2, 2016 (fund commencement of operations) through the stated period end.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Annualized.
(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2017

Notes to Financial Statements
December 31, 2017
Note 1. Organization
Columbia Variable Portfolio – U.S. Flexible Moderate Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds).
For information on the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts (Contracts) issued by affiliated life insurance companies and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Columbia Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2017	17

Notes to Financial Statements  (continued)
December 31, 2017
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
18	Columbia Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity market risk and to increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Columbia Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2017	19

Notes to Financial Statements  (continued)
December 31, 2017
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2017:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	3,044,853*
Equity risk	Investments, at value — Options Purchased	6,335,755
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	32,557*
Total		9,413,165

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	49,715*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
20	Columbia Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	15,897,005	(2,534,976)	13,362,029
Interest rate risk	133,595	—	133,595
Total	16,030,600	(2,534,976)	13,495,624

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	3,021,958	(812,743)	2,209,215
Interest rate risk	(19,568)	—	(19,568)
Total	3,002,390	(812,743)	2,189,647
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	153,395,171

Derivative instrument	Average value ($)*
Options contracts — purchased	3,659,474

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2017.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
Columbia Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2017	21

Notes to Financial Statements  (continued)
December 31, 2017
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2017:
Deutsche Bank ($)
Assets
Options purchased puts	6,335,755
Total financial and derivative net assets	6,335,755
Total collateral received (pledged) (a)	-
Net amount (b)	6,335,755

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
22	Columbia Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date.
Columbia Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
December 31, 2017
The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2017 was 0.23% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Other expenses
Other expenses include offering costs which were incurred prior to the shares of the Fund being offered. Offering costs include printing costs and as applicable, miscellaneous and legal fees. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Service fees
Effective July 1, 2017, the Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund bears a service fee paid to Participating Insurance Companies and other financial intermediaries up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2017, was 0.04% of the Fund’s average daily net assets.
24	Columbia Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Transfer agency fees
Prior to July 1, 2017, the Fund was a party to a Transfer and Dividend Disbursing Agent Agreement with the Transfer Agent. The annual fee rate under this agreement was 0.00% on assets invested in Underlying Funds that pay a transfer agency fee to the Transfer Agent and 0.06% of the Fund’s average daily net assets on assets invested in securities (other than Underlying Funds that paid a transfer agency fee to the Transfer Agent), including other funds that did not pay a transfer agency fee to the Transfer Agent, exchange-traded funds, derivatives and individual securities. Effective July 1, 2017, the Fund and the Underlying Funds no longer pays a transfer agency fee.
For the year ended December 31, 2017, the Fund’s effective transfer agency fee rate as a percentage of average daily net assets of Class 2 shares was 0.01%.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rates contractual through April 30, 2018
Class 2	1.10%
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $471,452,461 and $30,794,206, respectively, for the year ended December 31, 2017, of which $28,246,867 and $20,589,863, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
December 31, 2017
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended December 31, 2017.
Note 7. Significant risks
Shareholder concentration risk
At December 31, 2017, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to
26	Columbia Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2017	27

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – U.S. Flexible Moderate Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - U.S. Flexible Moderate Growth Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, and the statement of changes in net assets and the financial highlights for the year ended December 31, 2017 and for the period November 2, 2016 (commencement of operations) through December 31, 2016, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended December 31, 2017 and for the period November 2, 2016 (commencement of operations) through December 31, 2016 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
28	Columbia Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	66	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	66	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	66	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	66	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	66	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Columbia Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2017	29

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	66	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	66	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	66	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	66	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
30	Columbia Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	191	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2017	31

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
32	Columbia Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2017

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2017	33

Columbia Variable Portfolio – U.S. Flexible Moderate Growth Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
S-2020 AP (2/18)

Annual Report
December 31, 2017
Columbia Variable Portfolio – U.S. Flexible Conservative Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – U.S. Flexible Conservative Growth Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Variable Portfolio – U.S. Flexible Conservative Growth Fund (the Fund) pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Jeffrey Knight, CFA
Lead Portfolio Manager
November 2016
Anwiti Bahuguna, Ph.D.
Co-Portfolio Manager
November 2016
David Weiss, CFA
Co-Portfolio Manager
November 2016
Brian Virginia
Co-Portfolio Manager
November 2016
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	Life
Class 2	11/02/16	11.72	10.67
Blended Benchmark		9.66	9.15
Bloomberg Barclays U.S. Aggregate Bond Index		3.54	0.97
S&P 500 Index		21.83	25.80
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Blended Benchmark consists of 65% Bloomberg Barclays U.S. Aggregate Bond Index and 35% S&P 500 Index.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (November 2, 2016 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – U.S. Flexible Conservative Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio Allocation (%) (at December 31, 2017)
Allocations to Underlying Funds
Underlying Funds: Equity Funds	30.5
U.S. Large Cap	30.5
Underlying Funds: Fixed-Income Funds	38.7
High Yield	2.3
Investment Grade	36.4
Allocations to Tactical Assets
Exchange-Traded Funds	6.4
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	22.0
Options Purchased Puts	0.6
Residential Mortgage-Backed Securities - Agency	1.8
Total	100.0

(a)	Includes investments in Affiliated Money Market Funds (amounting to $18.4 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Columbia Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
For the 12-month period ended December 31, 2017, the Fund’s Class 2 shares returned 11.72%. The Fund outperformed its Blended Benchmark, which gained 9.66% for the 12-month period. During the same time period, the Bloomberg Barclays U.S. Aggregate Bond Index returned 3.54% and the S&P 500 Index gained 21.83%. An overweight in equities and an underweight in fixed income aided performance relative to the Blended Benchmark. Results from underlying large-cap funds were also favorable to return.
Confident investors drove global markets higher in 2017
Although the year was marked with uncertainty on the U.S. political scene and global tensions remained high, investors optimistically anticipated stronger economic growth, higher corporate earnings and lower taxes in the year ahead and drove the financial markets higher in 2017. Preliminary data confirmed that global economic growth was on track to rise at a pace of approximately 2.3% in 2017, with broad participation across both developed and emerging countries. Export-oriented emerging markets, including Brazil and Russia, benefited from recovering commodity prices and rising demand in China and developed countries. U.S. economic growth picked up in the year, as real gross domestic product (GDP) expanded at an annualized rate of more than 3.0% for two consecutive quarters for the first time since 2014; 3% is the long-term historical average growth rate of real GDP. Even though jobs were lost as a result of hurricane disruptions during the third quarter, the unemployment rate fell to 4.1%, as the U.S. labor market added an average of more than 170,000 new jobs per month over the past 12 months. Wage growth failed to keep pace with job growth, but there was hope that lower corporate taxes would move companies to raise wages more robustly. A tight job market was also expected to put pressure on wages. At 4.1% unemployment, the U.S. economy is at what most economists consider full employment. Robust manufacturing activity, higher consumer spending and expectations that less stringent regulation in certain industries would further boost growth also supported investor confidence.
Against this backdrop, stock markets in the United States, Europe, Asia and Japan gained 20% or more in 2017, all as measured by their respective MSCI indexes. China led the world’s major markets with a 54% gain. The Dow Jones Industrial Average reached four 1,000 point milestones, opening just above 20,000 in January and closing just under 25,000 on December 29, 2017. The S&P 500 Index, a broad-based measure of U.S. equity returns, gained 21.83% during the same time period. The Bloomberg Barclays U.S. Aggregate Bond Index, which measures returns of U.S. investment-grade government and corporate bonds, gained 3.54%. Technology shares led the global market on rising corporate profits, which were helped by the U.S. dollar’s decline against major market currencies during the year.
While monetary policy remained accommodative outside the United States, the U.S. Federal Reserve (the Fed) raised the target range on its key short-term interest rate, the federal funds rate, three times in 2017. The Fed cited solid job and economic growth and progress toward its 2.0% inflation target. The federal funds rate target started the year at 0.75% - 1.00% and ended the year at 1.25% - 1.50%. Short-term rates rose during the year, but the 10-year Treasury benchmark closed the year approximately where it started.
Significant performance factors
An overweight in equities, which was driven by the Fund’s dynamic algorithm-based allocation, helped the Fund outperform its Blended Benchmark. Derivative securities such as futures and options were used to execute the Fund’s dynamic algorithm. On a stand-alone basis, the net impact of these derivative securities on the Fund’s performance was positive during the period. Underlying domestic large-cap equity funds also outperformed, with stronger returns from growth funds than from value funds.
Fixed-income allocations all remained several percentage points below the benchmark’s allocation. Underlying fixed-income funds that focused on corporate debt and/or longer duration assets tended to benefit from that exposure.
Protective put options, which are used to help shield investors from outsized losses in periods of equity market declines, weighed on relative returns as the equity market outperformed.
4	Columbia Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
At period’s end
The Fund seeks to deliver a strong risk-adjusted return over time with broad diversification across asset classes. Tactical decisions and positioning changes outside those driven by the dynamic algorithm are generally small in scope and magnitude. At period’s end, the Fund’s asset allocation tools continue to favor equities over fixed income.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class 2 shares of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	1,058.30	1,021.64	3.39	3.33	0.66	5.59	5.49	1.09
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2017

Portfolio of Investments
December 31, 2017
(Percentages represent value of investments compared to net assets)
Equity Funds 30.9%
	Shares	Value ($)
U.S. Large Cap 30.9%
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	58,354	2,838,354
Columbia Variable Portfolio - Large Cap Index Fund, Class 1 Shares(a),(b)	273,654	5,670,113
Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1 Shares(a),(b)	114,221	2,840,680
Variable Portfolio – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	97,166	2,837,245
Variable Portfolio – MFS® Blended Research® Core Equity Fund, Class 1 Shares(a),(b)	276,985	5,672,652
Variable Portfolio – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	104,345	2,836,085
Variable Portfolio – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	124,518	2,840,264
Total		25,535,393
Total Equity Funds (Cost $22,001,434)		25,535,393

Exchange-Traded Funds 6.5%

iShares Core U.S. Aggregate Bond ETF	22,610	2,471,952
iShares iBoxx $ Investment Grade Corporate Bond ETF	3,277	398,352
SPDR S&P 500 ETF Trust	1,950	520,377
Vanguard Total Bond Market ETF	24,060	1,962,574
Total Exchange-Traded Funds (Cost $5,265,982)		5,353,255

Fixed-Income Funds 39.1%

High Yield 2.3%
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares(a)	248,329	1,877,364
Investment Grade 36.8%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	620,618	6,429,605
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	200,040	1,888,376
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	146,151	1,553,581
Fixed-Income Funds (continued)
	Shares	Value ($)
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	182,642	1,890,343
Variable Portfolio – American Century Diversified Bond Fund, Class 1 Shares(a)	558,249	6,224,476
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares(a)	509,987	5,579,264
Variable Portfolio – TCW Core Plus Bond Fund, Class 1 Shares(a)	567,718	6,029,166
Variable Portfolio – Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	85,806	863,210
Total		30,458,021
Total Fixed-Income Funds (Cost $32,205,628)		32,335,385

Residential Mortgage-Backed Securities - Agency 1.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(c)
01/11/2048	3.500%	950,000	975,383
01/11/2048	4.000%	500,000	522,869
Total Residential Mortgage-Backed Securities - Agency (Cost $1,495,988)			1,498,252

Options Purchased Puts 0.6%
Value ($)
(Cost $583,020)	514,090

Money Market Funds 22.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(a),(d)	18,383,590	18,383,590
Total Money Market Funds (Cost $18,383,271)		18,383,590
Total Investments (Cost: $79,935,323)		83,619,965
Other Assets & Liabilities, Net		(983,824)
Net Assets		82,636,141

At December 31, 2017, securities and/or cash totaling $583,095 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
December 31, 2017
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 E-mini	128	03/2018	USD	17,126,400	266,017	—
U.S. Long Bond	6	03/2018	USD	935,436	2,757	—
U.S. Treasury 10-Year Note	10	03/2018	USD	1,246,740	—	(3,848)
U.S. Treasury 2-Year Note	9	03/2018	USD	1,930,400	—	(3,533)
U.S. Treasury 5-Year Note	10	03/2018	USD	1,164,556	—	(4,161)
U.S. Ultra Bond	5	03/2018	USD	845,342	7,733	—
Total					276,507	(11,542)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Deutsche Bank	USD	4,010,415	15	1,900.00	06/2019	81,046	50,850
S&P 500 Index	Deutsche Bank	USD	11,496,523	43	2,000.00	12/2019	318,546	271,115
S&P 500 Index	Deutsche Bank	USD	6,684,025	25	2,100.00	12/2019	183,428	192,125
Total							583,020	514,090
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	3,844,399	23,896,473	(9,357,282)	18,383,590	—	(70)	340	112,264	18,383,590
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	16,317	52,759	(10,722)	58,354	—	9,640	404,783	—	2,838,354
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares
	55,590	229,434	(36,695)	248,329	—	(1,680)	(11,759)	73,784	1,877,364
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	138,984	576,544	(94,910)	620,618	34,526	(16,113)	(10,104)	114,011	6,429,605
Columbia Variable Portfolio - Large Cap Index Fund, Class 1 Shares
	74,739	246,554	(47,639)	273,654	—	16,599	688,883	—	5,670,113
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	44,652	185,026	(29,638)	200,040	—	(1,070)	(9,008)	27,997	1,888,376
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	34,781	137,642	(26,272)	146,151	3,794	(9,878)	74,561	33,076	1,553,581
Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1 Shares
	31,039	106,942	(23,760)	114,221	—	11,173	388,229	—	2,840,680
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	40,974	168,891	(27,223)	182,642	805	(4,360)	(2,067)	34,938	1,890,343
Variable Portfolio – American Century Diversified Bond Fund, Class 1 Shares
	127,341	516,779	(85,871)	558,249	24,219	(15,154)	66,365	91,720	6,224,476
Variable Portfolio – Loomis Sayles Growth Fund, Class 1 Shares
	29,074	85,867	(17,775)	97,166	—	8,643	458,310	—	2,837,245
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Variable Portfolio – MFS® Blended Research® Core Equity Fund, Class 1 Shares
	74,850	249,888	(47,753)	276,985	—	15,895	669,723	—	5,672,652
Variable Portfolio – Morgan Stanley Advantage Fund, Class 1 Shares
	31,130	92,903	(19,688)	104,345	—	6,499	466,004	—	2,836,085
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares
	115,324	471,838	(77,175)	509,987	2,832	(16,561)	35,722	81,977	5,579,264
Variable Portfolio – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	32,527	113,707	(21,716)	124,518	—	8,520	284,895	—	2,840,264
Variable Portfolio – TCW Core Plus Bond Fund, Class 1 Shares
	128,596	526,007	(86,885)	567,718	13,291	(16,020)	47,929	63,313	6,029,166
Variable Portfolio – Wells Fargo Short Duration Government Fund, Class 1 Shares
	19,173	79,164	(12,531)	85,806	31	(783)	(2,282)	5,424	863,210
Total					79,498	(4,720)	3,550,524	638,504	76,254,368

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2017.
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Equity Funds	—	—	—	25,535,393	25,535,393
Exchange-Traded Funds	5,353,255	—	—	—	5,353,255
Fixed-Income Funds	—	—	—	32,335,385	32,335,385
Residential Mortgage-Backed Securities - Agency	—	1,498,252	—	—	1,498,252
Options Purchased Puts	514,090	—	—	—	514,090
Money Market Funds	—	—	—	18,383,590	18,383,590
Total Investments	5,867,345	1,498,252	—	76,254,368	83,619,965
Derivatives
Asset
Futures Contracts	276,507	—	—	—	276,507
Liability
Futures Contracts	(11,542)	—	—	—	(11,542)
Total	6,132,310	1,498,252	—	76,254,368	83,884,930
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2017

Statement of Assets and Liabilities
December 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$6,761,970
Investments in affiliated issuers, at cost	72,590,333
Investments in options purchased, at cost	583,020
Investments in unaffiliated issuers, at value	6,851,507
Investments in affiliated issuers, at value	76,254,368
Investments in options purchased, at value	514,090
Margin deposits on:
Futures contracts	583,095
Receivable for:
Capital shares sold	6,381
Dividends	20,661
Interest	1,479
Variation margin for futures contracts	7,407
Expense reimbursement due from Investment Manager	86
Prepaid expenses	208
Trustees’ deferred compensation plan	3,944
Total assets	84,243,226
Liabilities
Payable for:
Investments purchased	1,296
Investments purchased on a delayed delivery basis	1,497,467
Capital shares purchased	4,531
Variation margin for futures contracts	62,080
Management services fees	520
Distribution and/or service fees	566
Service fees	3,857
Compensation of board members	757
Compensation of chief compliance officer	6
Other expenses	32,061
Trustees’ deferred compensation plan	3,944
Total liabilities	1,607,085
Net assets applicable to outstanding capital stock	$82,636,141
Represented by
Trust capital	$82,636,141
Total - representing net assets applicable to outstanding capital stock	$82,636,141
Class 2
Net assets	$82,636,141
Shares outstanding	7,342,331
Net asset value per share	$11.25
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2017	11

Statement of Operations
Year Ended December 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$100,647
Dividends — affiliated issuers	638,504
Total income	739,151
Expenses:
Management services fees	114,264
Distribution and/or service fees
Class 2	125,606
Service fees
Class 2	20,382
Transfer agent fees
Class 2	2,919
Compensation of board members	17,813
Custodian fees	42,526
Printing and postage fees	11,490
Audit fees	23,978
Legal fees	1,277
Compensation of chief compliance officer	20
Other	12,465
Total expenses	372,740
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(35,614)
Total net expenses	337,126
Net investment income	402,025
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	1,704
Investments — affiliated issuers	(4,720)
Capital gain distributions from underlying affiliated funds	79,498
Futures contracts	1,502,788
Options purchased	(196,520)
Net realized gain	1,382,750
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	112,804
Investments — affiliated issuers	3,550,524
Futures contracts	250,378
Options purchased	(68,930)
Net change in unrealized appreciation (depreciation)	3,844,776
Net realized and unrealized gain	5,227,526
Net increase in net assets resulting from operations	$5,629,551
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended December 31, 2017	Year Ended December 31, 2016 (a)
Operations
Net investment income (loss)	$402,025	$(29,550)
Net realized gain (loss)	1,382,750	(1,560)
Net change in unrealized appreciation (depreciation)	3,844,776	104,831
Net increase in net assets resulting from operations	5,629,551	73,721
Increase in net assets from capital stock activity	58,734,099	8,198,770
Total increase in net assets	64,363,650	8,272,491
Net assets at beginning of year	18,272,491	10,000,000
Net assets at end of year	$82,636,141	$18,272,491

(a)	Based on operations from November 2, 2016 (fund commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2017	13

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2
Subscriptions	6,803,749	72,118,855	814,190	8,198,864
Redemptions	(1,275,599)	(13,384,756)	(9)	(94)
Net increase	5,528,150	58,734,099	814,181	8,198,770
Total net increase	5,528,150	58,734,099	814,181	8,198,770

(a)	Based on operations from November 2, 2016 (fund commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2017

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Class 2	Year Ended December 31,
	2017	2016 (a)
Per share data
Net asset value, beginning of period	$10.07	$10.00
Income from investment operations:
Net investment income (loss)	0.09	(0.02)
Net realized and unrealized gain	1.09	0.09
Total from investment operations	1.18	0.07
Net asset value, end of period	$11.25	$10.07
Total return	11.72%	0.70%
Ratios to average net assets
Total gross expenses(b)	0.74%	1.08% (c)
Total net expenses(b),(d)	0.67%	0.66% (c)
Net investment income (loss)	0.80%	(0.28%) (c)
Supplemental data
Net assets, end of period (in thousands)	$82,636	$18,272
Portfolio turnover	49%	10%

Notes to Financial Highlights
(a)	Based on operations from November 2, 2016 (fund commencement of operations) through the stated period end.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Annualized.
(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2017	15

Notes to Financial Statements
December 31, 2017
Note 1. Organization
Columbia Variable Portfolio – U.S. Flexible Conservative Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds).
For information on the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts (Contracts) issued by affiliated life insurance companies and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
16	Columbia Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2017	17

Notes to Financial Statements  (continued)
December 31, 2017
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity market risk and to increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
18	Columbia Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2017:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	266,017*
Equity risk	Investments, at value — Options Purchased	514,090
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	10,490*
Total		790,597

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	11,542*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2017	19

Notes to Financial Statements  (continued)
December 31, 2017
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	1,469,979	(196,520)	1,273,459
Interest rate risk	32,809	—	32,809
Total	1,502,788	(196,520)	1,306,268

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	251,006	(68,930)	182,076
Interest rate risk	(628)	—	(628)
Total	250,378	(68,930)	181,448
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	15,230,080

Derivative instrument	Average value ($)*
Options contracts — purchased	290,340

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2017.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
20	Columbia Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2017:
Deutsche Bank ($)
Assets
Options purchased puts	514,090
Total financial and derivative net assets	514,090
Total collateral received (pledged) (a)	-
Net amount (b)	514,090

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
Columbia Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2017	21

Notes to Financial Statements  (continued)
December 31, 2017
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date.
22	Columbia Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2017 was 0.23% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Other expenses
Other expenses include offering costs which were incurred prior to the shares of the Fund being offered. Offering costs include printing costs and as applicable, miscellaneous and legal fees. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Service fees
Effective July 1, 2017, the Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund bears a service fee paid to Participating Insurance Companies and other financial intermediaries up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2017, was 0.04% of the Fund’s average daily net assets.
Columbia Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
December 31, 2017
The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Transfer agency fees
Prior to July 1, 2017, the Fund was a party to a Transfer and Dividend Disbursing Agent Agreement with the Transfer Agent. The annual fee rate under this agreement was 0.00% on assets invested in Underlying Funds that pay a transfer agency fee to the Transfer Agent and 0.06% of the Fund’s average daily net assets on assets invested in securities (other than Underlying Funds that paid a transfer agency fee to the Transfer Agent), including other funds that did not pay a transfer agency fee to the Transfer Agent, exchange-traded funds, derivatives and individual securities. Effective July 1, 2017, the Fund and the Underlying Funds no longer pays a transfer agency fee.
For the year ended December 31, 2017, the Fund’s effective transfer agency fee rate as a percentage of average daily net assets of Class 2 shares was 0.01%.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2018
Class 2	1.10%
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $65,942,694 and $19,571,874, respectively, for the year ended December 31, 2017, of which $11,126,766 and $10,169,617, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
24	Columbia Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended December 31, 2017.
Note 7. Significant risks
Shareholder concentration risk
At December 31, 2017, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to
Columbia Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
December 31, 2017
estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
26	Columbia Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – U.S. Flexible Conservative Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - U.S. Flexible Conservative Growth Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, and the statement of changes in net assets and the financial highlights for the year ended December 31, 2017 and for the period November 2, 2016 (commencement of operations) through December 31, 2016, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended December 31, 2017 and for the period November 2, 2016 (commencement of operations) through December 31, 2016 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2017	27

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	66	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	66	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	66	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	66	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	66	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
28	Columbia Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	66	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	66	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	66	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	66	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Columbia Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2017	29

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	191	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
30	Columbia Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2017	31

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
32	Columbia Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2017

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Variable Portfolio – U.S. Flexible Conservative Growth Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
S-2025 AP (2/18)

Annual Report
December 31, 2017
Columbia Variable Portfolio – Diversified Absolute Return Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Diversified Absolute Return Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Diversified Absolute Return Fund (the Fund) seeks to provide shareholders with absolute (positive) returns.
Portfolio management
Jeffrey Knight, CFA
Lead Portfolio Manager
Managed Fund since 2013
Brian Virginia
Co-Portfolio Manager
Managed Fund since 2015
Joshua Kutin, CFA
Co-Portfolio Manager
Managed Fund since 2015
Alexander Wilkinson
Co-Portfolio Manager
Managed Fund since January 2017
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	Life
Class 1	04/30/12	2.88	-0.83	-0.66
Class 2	04/30/12	2.59	-1.08	-0.90
FTSE One-Month U.S. Treasury Bill Index		0.80	0.22	0.20
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to June 2015 reflects returns achieved pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
The FTSE One-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of one-month Treasury bills.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2012 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Diversified Absolute Return Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown — long positions (%) (at December 31, 2017)
Common Stocks	64.3
Convertible Bonds	0.3
Exchange-Traded Funds	21.5
Short-Term Investments Segregated in Connection with Open Derivatives Contracts(a)	78.0
Total	164.1

(a)	Includes investments in Money Market Funds (amounting to $163.7 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives which provide exposure to multiple markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and Note 2 to the Notes to Consolidated Financial Statements.
Percentages indicated are based upon total investments, net of investments sold short. The Fund’s portfolio composition is subject to change.
Portfolio breakdown — short positions (%) (at December 31, 2017)
Common Stocks	(64.1)
Percentages indicated are based upon total investments, net of investments sold short. The Fund’s portfolio composition is subject to change.
Market exposure through derivatives investments (% of notional exposure) (at December 31, 2017)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	45.1	(6.5)	38.6
Equity Derivative Contracts	81.4	(12.3)	69.1
Foreign Currency Derivative Contracts	135.4	(143.1)	(7.7)
Total Notional Market Value of Derivative Contracts	261.9	(161.9)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income, equity asset classes and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments, and Note 2 to the Notes to Consolidated Financial Statements.

Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017	3

MANAGER DISCUSSION OF FUND PERFORMANCE
At December 31, 2017, approximately 98.6% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period ended December 31, 2017, the Fund’s Class 2 shares returned 2.59%. The Fund’s benchmark, the FTSE One-Month U.S. Treasury Bill Index, returned 0.80% over the same period. Gains from the Fund’s tactical and alternative strategies more than offset losses from alpha strategies lifting the Fund’s return over its benchmark.
Confident investors drove global markets higher in 2017
Although the year was marked with uncertainty on the U.S. political scene and global tensions remained high, investors optimistically anticipated stronger economic growth, higher corporate earnings and lower taxes in the year ahead and drove the financial markets higher in 2017. Preliminary data confirmed that global economic growth was on track to rise at a pace of approximately 2.3% in 2017, with broad participation across both developed and emerging countries. Export-oriented emerging markets, including Brazil and Russia, benefited from recovering commodity prices and rising demand in China and developed countries. U.S. economic growth picked up in the year, as real gross domestic product (GDP) expanded at an annualized rate of 3.0% for two consecutive quarters for the first time since 2014; 3% is the long-term historical average growth rate of real GDP. Even though jobs were lost as a result of hurricane disruptions during the third quarter, the unemployment rate fell to 4.1%, as the U.S. labor market added an average of more than 170,000 new jobs per month over the past 12 months. Wage growth failed to keep pace with job growth, but there was hope that lower corporate taxes would move companies to raise wages more robustly in the year ahead. A tight job market was also expected to put pressure on wages. At 4.1% unemployment, the U.S. economy is at what most economists consider full employment. Robust manufacturing activity, higher consumer spending and expectations that less stringent regulation in certain industries would further boost growth also supported investor confidence.
Against this backdrop, stock markets in the United States, Europe, Asia and Japan gained 20% or more in 2017, all as measured by their respective MSCI indexes. China led the world’s major stock markets with a 54% gain. The Dow Jones Industrial Average reached four 1,000 point milestones, opening just above 20,000 in January and closing just under 25,000 on December 29, 2017. The S&P 500 Index, a broad-based measure of U.S. equity returns, gained 21.83% during the same time period. The Bloomberg Barclays U.S. Aggregate Bond Index, which measures returns of U.S. investment-grade government and corporate bonds, gained 3.54%. Technology shares led the global market on rising corporate profits, which were helped by the U.S. dollar’s decline against major market currencies during the year.
While monetary policy remained accommodative outside the United States, the U.S. Federal Reserve (the Fed) raised the target range on its key short-term interest rate, the federal funds rate, three times in 2017. The Fed cited solid job and economic growth and progress toward its 2.0% inflation target. The federal funds rate target started the year at 0.75% - 1.00% and ended the year at 1.25% - 1.50%. Short-term rates rose during the year, but the 10-year Treasury benchmark closed the year approximately where it started.
Significant performance factors
The Fund employs strategies that are designed to seek positive returns, with low correlation to the performance of the broad equity and fixed-income markets. A variety of derivative instruments are used to establish positions and help the Fund achieve its goal.
The portfolio is divided into three categories of investments: alpha strategies, tactical beta strategies and alternative beta strategies. Results from the tactical beta and alternative beta strategies were positive for the year, led by the adaptive defensive risk allocation within the tactical beta segment.
As a whole, the alpha strategies detracted from returns, primarily the result of losses from the equity market neutral and currency strategies. A fixed-income absolute return strategy, a small position that we introduced during the year and subsequently closed also modestly detracted from return. The components of the alpha strategy are global alpha
4	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017

MANAGER DISCUSSION OF FUND PERFORMANCE   (continued)
opportunities, managed futures, a foreign currency focused strategy and two equity-focused strategies (an equity market neutral-fundamental and an equity market neutral-quantitative strategy). We eliminated the equity long/short strategy during the year, but both equity strategies have the ability to take long or short positions. In a strong equity market, the short positions did not decline enough in value for the Fund to net a profit.
At period’s end
We believe the Fund’s results in 2017 affirm our belief that investments that are uncorrelated with the traditional markets offer the benefit of diversification. Given the current market environment, with high stock market valuations and rising interest rates, we believe that diversification is even more important than ever.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,009.40	1,013.11	11.87	11.90	2.37
Class 2	1,000.00	1,000.00	1,008.50	1,011.92	13.07	13.09	2.61
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017

Consolidated Portfolio of Investments
December 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 49.1%
Issuer	Shares	Value ($)
Consumer Discretionary 7.3%
Hotels, Restaurants & Leisure 1.4%
International Game Technology PLC(a)	13,872	367,747
Melco Resorts & Entertainment Ltd., ADR(a)	21,528	625,173
Norwegian Cruise Line Holdings Ltd.(b)	8,561	455,873
Royal Caribbean Cruises Ltd.(a)	8,100	966,168
Six Flags Entertainment Corp.(a)	7,890	525,237
Starbucks Corp.(a)	7,496	430,495
Yum China Holdings, Inc.	14,271	571,126
Total		3,941,819
Household Durables 0.7%
Mohawk Industries, Inc.(a),(b)	6,940	1,914,746
Internet & Direct Marketing Retail 0.8%
Amazon.com, Inc.(a),(b)	506	591,752
Expedia, Inc.(a)	4,628	554,296
Liberty Interactive Corp., Class A(a),(b)	46,563	1,137,068
Total		2,283,116
Leisure Products 0.3%
Hasbro, Inc.(a)	8,232	748,206
Media 1.3%
21st Century Fox, Inc., Class A	24,227	836,558
Charter Communications, Inc., Class A(a),(b)	310	104,148
Comcast Corp., Class A(a)	28,595	1,145,230
DISH Network Corp., Class A(a),(b)	17,726	846,416
Liberty Global PLC, Class A(a),(b)	16,067	575,841
Total		3,508,193
Multiline Retail 0.3%
Dollar General Corp.(a)	7,069	657,488
Macy’s, Inc.(a)	7,236	182,275
Total		839,763
Specialty Retail 1.2%
Best Buy Co., Inc.(a)	8,349	571,656
Gap, Inc. (The)(a)	9,740	331,744
Home Depot, Inc. (The)(a)	4,148	786,171
Lowe’s Companies, Inc.(a)	8,737	812,017
Signet Jewelers Ltd.	4,689	265,163
Ulta Beauty, Inc.(a),(b)	2,693	602,316
Total		3,369,067
Common Stocks (continued)
Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 1.3%
Canada Goose Holdings, Inc.(a),(b)	25,659	809,798
PVH Corp.(a)	14,632	2,007,657
Ralph Lauren Corp.(a)	6,206	643,500
Total		3,460,955
Total Consumer Discretionary		20,065,865
Consumer Staples 2.7%
Beverages 0.5%
PepsiCo, Inc.(a)	10,768	1,291,299
Food & Staples Retailing 0.3%
CVS Health Corp.(a)	7,455	540,487
Wal-Mart Stores, Inc.	2,932	289,535
Total		830,022
Food Products 0.7%
ConAgra Foods, Inc.(a)	15,132	570,023
Kellogg Co.	14,135	960,897
Pilgrim’s Pride Corp.(a),(b)	17,482	542,991
Total		2,073,911
Household Products 0.2%
Energizer Holdings, Inc.(a)	12,349	592,505
Personal Products 0.1%
Nu Skin Enterprises, Inc., Class A(a)	4,073	277,901
Tobacco 0.9%
Altria Group, Inc.(a)	12,985	927,259
Philip Morris International, Inc.(a)	14,624	1,545,025
Total		2,472,284
Total Consumer Staples		7,537,922
Energy 3.2%
Energy Equipment & Services 0.8%
Patterson-UTI Energy, Inc.(a)	39,132	900,428
TechnipFMC PLC	18,780	588,002
Tenaris SA, ADR	21,934	698,817
Total		2,187,247

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017	7

Consolidated Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 2.4%
BP PLC, ADR(a)	13,821	580,897
Canadian Natural Resources Ltd.	16,106	575,306
ConocoPhillips (a)	18,889	1,036,817
Continental Resources, Inc.(a),(b)	13,971	740,044
Marathon Oil Corp.	39,978	676,827
Murphy Oil Corp.(a)	21,472	666,706
PBF Energy, Inc., Class A(a)	1,294	45,871
RSP Permian, Inc.(a),(b)	16,087	654,419
Suncor Energy, Inc.	21,574	792,197
Valero Energy Corp.(a)	7,148	656,973
World Fuel Services Corp.(a)	6,641	186,878
Total		6,612,935
Total Energy		8,800,182
Financials 8.2%
Banks 3.9%
Bank of America Corp.(a)	52,803	1,558,744
Bank of the Ozarks(a)	36,691	1,777,679
BB&T Corp.(a)	31,347	1,558,573
Citigroup, Inc.(a)	22,506	1,674,671
Citizens Financial Group, Inc.(a)	14,436	606,023
Comerica, Inc.(a)	1,075	93,321
First Republic Bank(a)	15,673	1,357,909
Regions Financial Corp.(a)	34,438	595,089
SunTrust Banks, Inc.	14,152	914,078
Zions Bancorporation(a)	11,330	575,904
Total		10,711,991
Capital Markets 1.1%
Bank of New York Mellon Corp. (The)(a)	17,345	934,202
Federated Investors, Inc., Class B(a)	772	27,854
Franklin Resources, Inc.(a)	3,353	145,285
Invesco Ltd.	14,769	539,659
Lazard Ltd., Class A(a)	12,056	632,940
S&P Global, Inc.(a)	3,465	586,971
Total		2,866,911
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Finance 0.5%
Capital One Financial Corp.(a)	8,840	880,287
Navient Corp.	33,084	440,679
Total		1,320,966
Insurance 2.7%
Aflac, Inc.(a)	20,812	1,826,877
Allstate Corp. (The)(a)	2,473	258,948
American International Group, Inc.(a)	25,761	1,534,840
Everest Re Group Ltd.(a)	9,215	2,038,911
Lincoln National Corp.(a)	978	75,179
Old Republic International Corp.(a)	26,437	565,223
Unum Group(a)	8,870	486,874
WR Berkley Corp.(a)	10,476	750,606
Total		7,537,458
Total Financials		22,437,326
Health Care 5.5%
Biotechnology 1.6%
Alder Biopharmaceuticals, Inc.(a),(b)	13,280	152,056
Alexion Pharmaceuticals, Inc.(a),(b)	8,670	1,036,845
Biogen, Inc.(a),(b)	2,612	832,105
Celgene Corp.(a),(b)	4,768	497,589
Immunomedics, Inc.(a),(b)	11,557	186,761
Puma Biotechnology, Inc.(a),(b)	5,400	533,790
TESARO, Inc.(a),(b)	7,380	611,581
Vertex Pharmaceuticals, Inc.(a),(b)	4,384	656,986
Total		4,507,713
Health Care Equipment & Supplies 1.6%
Baxter International, Inc.(a)	8,697	562,174
Medtronic PLC(a)	22,719	1,834,559
Nevro Corp.(a),(b)	5,387	371,919
Quotient Ltd.(b)	90,788	449,401
STERIS PLC(a)	6,001	524,907
Varian Medical Systems, Inc.(a),(b)	5,121	569,199
Total		4,312,159

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017

Consolidated Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 1.1%
Centene Corp.(a),(b)	5,987	603,968
Envision Healthcare Corp.(a),(b)	13,430	464,141
Express Scripts Holding Co.(a),(b)	8,714	650,413
UnitedHealth Group, Inc.(a)	4,508	993,834
WellCare Health Plans, Inc.(a),(b)	1,666	335,049
Total		3,047,405
Life Sciences Tools & Services 0.2%
Charles River Laboratories International, Inc.(a),(b)	4,655	509,490
Pharmaceuticals 1.0%
Allergan PLC(a)	6,985	1,142,606
Mallinckrodt PLC(b)	16,409	370,187
Perrigo Co. PLC(a)	6,088	530,630
Pfizer, Inc.	20,058	726,501
Total		2,769,924
Total Health Care		15,146,691
Industrials 6.9%
Aerospace & Defense 1.3%
Boeing Co. (The)(a)	2,132	628,748
L3 Technologies, Inc.(a)	12,839	2,540,196
Textron, Inc.(a)	8,876	502,293
Total		3,671,237
Airlines 1.0%
Alaska Air Group, Inc.(a)	7,454	547,943
American Airlines Group, Inc.(a)	10,025	521,601
Copa Holdings SA, Class A(a)	3,962	531,146
Delta Air Lines, Inc.(a)	12,949	725,144
Southwest Airlines Co.	7,131	466,724
Total		2,792,558
Building Products 0.3%
Masco Corp.(a)	16,748	735,907
Commercial Services & Supplies 0.2%
Pitney Bowes, Inc.(a)	38,961	435,584
Construction & Engineering 0.2%
Fluor Corp.(a)	12,324	636,535
Electrical Equipment 0.2%
AMETEK, Inc.(a)	7,385	535,191
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrial Conglomerates 0.7%
Carlisle Companies, Inc.(a)	16,836	1,913,411
Machinery 2.4%
Allison Transmission Holdings, Inc.(a)	13,393	576,837
Crane Co.(a)	6,682	596,168
Gardner Denver Holdings, Inc.(a),(b)	21,819	740,319
Graco, Inc.	13,305	601,652
Ingersoll-Rand PLC	15,916	1,419,548
REV Group, Inc.(a)	45,097	1,467,005
Snap-On, Inc.(a)	7,394	1,288,774
Total		6,690,303
Professional Services —%
Robert Half International, Inc.(a)	1,565	86,920
Road & Rail 0.4%
Union Pacific Corp.(a)	7,139	957,340
Trading Companies & Distributors 0.2%
WW Grainger, Inc.(a)	2,793	659,846
Total Industrials		19,114,832
Information Technology 7.1%
Communications Equipment 0.5%
Arista Networks, Inc.(a),(b)	410	96,588
F5 Networks, Inc.(a),(b)	4,574	600,200
Juniper Networks, Inc.(a)	18,089	515,536
Total		1,212,324
Electronic Equipment, Instruments & Components 0.6%
Corning, Inc.(a)	22,763	728,188
Trimble Navigation Ltd.(a),(b)	8,482	344,709
Zebra Technologies Corp., Class A(a),(b)	4,680	485,784
Total		1,558,681
Internet Software & Services 0.7%
Alphabet, Inc., Class A(a),(b)	1,195	1,258,813
LogMeIn, Inc.(a)	1,237	141,637
VeriSign, Inc.(a),(b)	4,942	565,562
Total		1,966,012

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017	9

Consolidated Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 1.9%
Booz Allen Hamilton Holdings Corp.(a)	38,314	1,460,913
First Data Corp., Class A(b)	56,197	939,052
FleetCor Technologies, Inc.(a),(b)	4,895	941,945
MasterCard, Inc., Class A(a)	3,360	508,570
PayPal Holdings, Inc.(a),(b)	9,265	682,089
Visa, Inc., Class A(a)	6,322	720,834
Total		5,253,403
Semiconductors & Semiconductor Equipment 1.2%
Broadcom Ltd.(a)	1,740	447,006
MACOM Technology Solutions Holdings, Inc.(a),(b)	31,810	1,035,097
Marvell Technology Group Ltd.	28,004	601,246
Micron Technology, Inc.(a),(b)	17,376	714,501
ON Semiconductor Corp.(a),(b)	28,808	603,240
Total		3,401,090
Software 1.5%
Activision Blizzard, Inc.(a)	11,156	706,398
Adobe Systems, Inc.(a),(b)	3,301	578,467
CA, Inc.(a)	8,073	268,670
Cadence Design Systems, Inc.(a),(b)	7,304	305,453
Electronic Arts, Inc.(a),(b)	4,946	519,627
Fortinet, Inc.(a),(b)	14,081	615,199
Microsoft Corp.(a)	13,008	1,112,704
Total		4,106,518
Technology Hardware, Storage & Peripherals 0.7%
Apple, Inc.(a)	2,684	454,213
Electronics for Imaging, Inc.(a),(b)	50,278	1,484,710
Total		1,938,923
Total Information Technology		19,436,951
Materials 2.2%
Chemicals 1.0%
Cabot Corp.(a)	5,521	340,038
Celanese Corp., Class A(a)	8,729	934,701
DowDuPont, Inc.(a)	13,198	939,962
LyondellBasell Industries NV, Class A	5,761	635,554
Total		2,850,255
Common Stocks (continued)
Issuer	Shares	Value ($)
Containers & Packaging 0.8%
International Paper Co.(a)	26,041	1,508,816
Packaging Corp. of America(a)	4,679	564,053
Total		2,072,869
Metals & Mining 0.2%
Alcoa Corp.(a),(b)	1,586	85,438
Tahoe Resources, Inc.	108,888	521,573
Total		607,011
Paper & Forest Products 0.2%
Domtar Corp.(a)	9,200	455,584
Total Materials		5,985,719
Real Estate 2.5%
Equity Real Estate Investment Trusts (REITS) 2.3%
American Homes 4 Rent, Class A(a)	21,955	479,497
American Tower Corp.(a)	1,220	174,057
CoreCivic, Inc.(a)	24,411	549,248
Coresite Realty Corp.(a)	8,449	962,341
Equinix, Inc.(a)	1,125	509,873
Equity LifeStyle Properties, Inc.(a)	20,571	1,831,230
Mack-Cali Realty Corp.	37,473	807,918
Park Hotels & Resorts, Inc.(a)	19,828	570,055
SBA Communications Corp.(a),(b)	3,715	606,882
Total		6,491,101
Real Estate Management & Development 0.2%
Realogy Holdings Corp.(a)	16,761	444,167
Total Real Estate		6,935,268
Telecommunication Services 0.8%
Diversified Telecommunication Services 0.8%
BCE, Inc.(a)	44,652	2,143,742
Total Telecommunication Services		2,143,742
Utilities 2.7%
Electric Utilities 1.5%
American Electric Power Co., Inc.(a)	29,200	2,148,244
Edison International(a)	14,765	933,738
Xcel Energy, Inc.(a)	23,443	1,127,843
Total		4,209,825

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017

Consolidated Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Multi-Utilities 1.2%
DTE Energy Co.(a)	11,180	1,223,763
NiSource, Inc.(a)	77,637	1,992,942
Total		3,216,705
Total Utilities		7,426,530
Total Common Stocks (Cost $127,641,902)		135,031,028

Convertible Bonds 0.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.3%
DISH Network Corp.
08/15/2026	3.375%	652,000	709,458
Total Convertible Bonds (Cost $713,171)			709,458

Exchange-Traded Funds 16.4%
	Shares	Value ($)
iPath Bloomberg Commodity Index Total Return ETN(b)	593,505	14,487,457
iShares TIPS Bond ETF	160,365	18,294,439
Vanguard Mortgage-Backed Securities ETF	108,490	5,689,216
Vanguard REIT ETF	80,759	6,701,382
Total Exchange-Traded Funds (Cost $44,590,469)		45,172,494

Money Market Funds 59.6%

Columbia Short-Term Cash Fund, 1.350%(c),(d)	163,698,354	163,698,354
Total Money Market Funds (Cost $163,697,772)		163,698,354
Total Investments (Cost $336,643,314)		344,611,334

Investments Sold Short (49.0)

Common Stocks (49.0)%
Issuer	Shares	Value ($)
Consumer Discretionary (7.2)%
Auto Components (0.4)%
Autoliv, Inc.	(9,336)	(1,186,419)
Investments Sold Short (continued)

Common Stocks (continued)
Issuer	Shares	Value ($)
Automobiles (0.4)%
Ferrari NV	(3,103)	(325,319)
Ford Motor Co.	(24,953)	(311,663)
Tesla, Inc.(b)	(1,889)	(588,140)
Total		(1,225,122)
Distributors (0.2)%
Genuine Parts Co.	(6,331)	(601,508)
Diversified Consumer Services (0.1)%
Bright Horizons Family Solutions, Inc.(b)	(2,548)	(239,512)
Hotels, Restaurants & Leisure (1.3)%
Chipotle Mexican Grill, Inc.(b)	(835)	(241,340)
Darden Restaurants, Inc.	(10,011)	(961,256)
Hyatt Hotels Corp., Class A(b)	(14,147)	(1,040,371)
Las Vegas Sands Corp.	(14,247)	(990,024)
MGM Resorts International	(835)	(27,881)
Starbucks Corp.	(7,131)	(409,533)
Total		(3,670,405)
Internet & Direct Marketing Retail (0.2)%
Netflix, Inc.(b)	(2,292)	(439,972)
Leisure Products (0.2)%
Mattel, Inc.	(15,103)	(232,284)
Polaris Industries, Inc.	(2,793)	(346,304)
Total		(578,588)
Media (0.9)%
Discovery Communications, Inc., Class A(b)	(14,417)	(322,652)
Madison Square Garden Co. (The), Class A(b)	(275)	(57,984)
Omnicom Group, Inc.	(6,355)	(462,835)
Pearson PLC	(34,469)	(338,485)
Regal Entertainment Group, Class A	(20,221)	(465,285)
Walt Disney Co. (The)	(7,723)	(830,300)
Total		(2,477,541)
Multiline Retail (0.3)%
Target Corp.	(10,915)	(712,204)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017	11

Consolidated Portfolio of Investments  (continued)
December 31, 2017
Investments Sold Short (continued)

Common Stocks (continued)
Issuer	Shares	Value ($)
Specialty Retail (2.0)%
Abercrombie & Fitch Co., Class A	(19,176)	(334,238)
Advance Auto Parts, Inc.	(226)	(22,530)
AutoZone, Inc.(b)	(562)	(399,790)
Bed Bath & Beyond, Inc.	(10,390)	(228,476)
Best Buy Co., Inc.	(12,066)	(826,159)
CarMax, Inc.(b)	(6,091)	(390,616)
Dick’s Sporting Goods, Inc.	(7,965)	(228,914)
DSW, Inc., Class A	(32,034)	(685,848)
Murphy U.S.A., Inc.(b)	(5,392)	(433,301)
Penske Automotive Group, Inc.	(9,639)	(461,226)
Tiffany & Co.	(6,727)	(699,271)
Urban Outfitters, Inc.(b)	(20,130)	(705,758)
Total		(5,416,127)
Textiles, Apparel & Luxury Goods (1.2)%
Deckers Outdoor Corp.(b)	(4,327)	(347,242)
G-III Apparel Group Ltd.(b)	(9,324)	(343,962)
Michael Kors Holdings Ltd.(b)	(5,708)	(359,319)
Nike, Inc., Class B	(5,783)	(361,727)
Steven Madden Ltd.(b)	(7,414)	(346,234)
Under Armour, Inc., Class C(b)	(64,708)	(861,910)
VF Corp.	(9,374)	(693,676)
Total		(3,314,070)
Total Consumer Discretionary		(19,861,468)
Consumer Staples (3.0)%
Beverages (0.8)%
Brown-Forman Corp., Class B	(17,688)	(1,214,635)
Coca-Cola Co. (The)	(12,500)	(573,500)
Monster Beverage Corp.(b)	(7,305)	(462,334)
Total		(2,250,469)
Food & Staples Retailing (0.6)%
Casey’s General Stores, Inc.	(3,566)	(399,178)
CVS Health Corp.	(10,823)	(784,668)
Rite Aid Corp.(b)	(173,653)	(342,096)
Total		(1,525,942)
Investments Sold Short (continued)

Common Stocks (continued)
Issuer	Shares	Value ($)
Food Products (0.5)%
Hain Celestial Group, Inc. (The)(b)	(8,780)	(372,184)
Kraft Heinz Co. (The)	(5,204)	(404,663)
McCormick & Co., Inc.	(5,665)	(577,320)
Total		(1,354,167)
Household Products (0.9)%
Clorox Co. (The)	(7,523)	(1,118,971)
Kimberly-Clark Corp.	(10,928)	(1,318,573)
Total		(2,437,544)
Personal Products (0.2)%
Coty, Inc., Class A	(25,634)	(509,860)
Total Consumer Staples		(8,077,982)
Energy (3.2)%
Energy Equipment & Services (0.7)%
Forum Energy Technologies, Inc.(b)	(51,563)	(801,805)
Frank’s International NV	(45,629)	(303,433)
National Oilwell Varco, Inc.	(21,925)	(789,738)
Total		(1,894,976)
Oil, Gas & Consumable Fuels (2.5)%
Apache Corp.	(23,045)	(972,960)
Cheniere Energy, Inc.(b)	(9,364)	(504,158)
Diamondback Energy, Inc.(b)	(661)	(83,451)
Extraction Oil & Gas, Inc.(b)	(30,681)	(439,045)
Exxon Mobil Corp.	(9,054)	(757,277)
Gulfport Energy Corp.(b)	(27,409)	(349,739)
Marathon Oil Corp.	(52,876)	(895,191)
Murphy Oil Corp.	(25,009)	(776,529)
Occidental Petroleum Corp.	(11,906)	(876,996)
ONEOK, Inc.	(6,912)	(369,446)
Parsley Energy, Inc.(b)	(15,883)	(467,596)
RSP Permian, Inc.(b)	(12,175)	(495,279)
Total		(6,987,667)
Total Energy		(8,882,643)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017

Consolidated Portfolio of Investments  (continued)
December 31, 2017
Investments Sold Short (continued)

Common Stocks (continued)
Issuer	Shares	Value ($)
Financials (7.9)%
Banks (3.8)%
Bank of the Ozarks	(9,048)	(438,376)
Cullen/Frost Bankers, Inc.	(7,393)	(699,747)
East West Bancorp, Inc.	(19,521)	(1,187,462)
Fifth Third Bancorp	(44,225)	(1,341,787)
First Hawaiian, Inc.	(10,933)	(319,025)
First Republic Bank	(4,126)	(357,477)
FNB Corp.	(23,277)	(321,688)
M&T Bank Corp.	(8,924)	(1,525,915)
Pinnacle Financial Partners, Inc.	(6,227)	(412,850)
PNC Financial Services Group, Inc. (The)	(8,153)	(1,176,396)
Prosperity Bancshares, Inc.	(3,844)	(269,349)
Regions Financial Corp.	(86,246)	(1,490,331)
Signature Bank(b)	(2,870)	(393,936)
TCF Financial Corp.	(27,067)	(554,874)
Total		(10,489,213)
Capital Markets (2.2)%
Affiliated Managers Group, Inc.	(2,052)	(421,173)
Charles Schwab Corp. (The)	(9,044)	(464,590)
Cme Group, Inc.	(9,059)	(1,323,067)
Factset Research Systems, Inc.	(5,872)	(1,131,887)
Franklin Resources, Inc.	(27,008)	(1,170,257)
Interactive Brokers Group, Inc., Class A	(5,888)	(348,628)
IntercontinentalExchange Group, Inc.	(327)	(23,073)
State Street Corp.	(12,379)	(1,208,314)
Total		(6,090,989)
Consumer Finance (0.2)%
Discover Financial Services	(8,164)	(627,975)
Diversified Financial Services (0.0)%
Berkshire Hathaway, Inc., Class B(b)	(657)	(130,231)
Insurance (1.2)%
Alleghany Corp.(b)	(685)	(408,321)
American International Group, Inc.	(1,778)	(105,933)
Aon PLC	(2,326)	(311,684)
Chubb Ltd.	(1,590)	(232,347)
Markel Corp.(b)	(376)	(428,313)
Investments Sold Short (continued)

Common Stocks (continued)
Issuer	Shares	Value ($)
Principal Financial Group, Inc.	(4,691)	(330,997)
RenaissanceRe Holdings Ltd.	(1,878)	(235,858)
Willis Towers Watson PLC	(7,326)	(1,103,955)
Total		(3,157,408)
Thrifts & Mortgage Finance (0.5)%
MGIC Investment Corp.(b)	(61,710)	(870,728)
TFS Financial Corp.	(26,715)	(399,122)
Total		(1,269,850)
Total Financials		(21,765,666)
Health Care (5.5)%
Biotechnology (1.6)%
Alkermes PLC(b)	(14,383)	(787,182)
Alnylam Pharmaceuticals, Inc.(b)	(9,165)	(1,164,413)
Amgen, Inc.	(7,665)	(1,332,944)
Portola Pharmaceuticals, Inc.(b)	(18,274)	(889,578)
Seattle Genetics, Inc.(b)	(2,714)	(145,199)
Total		(4,319,316)
Health Care Equipment & Supplies (1.1)%
ABIOMED, Inc.(b)	(2,463)	(461,591)
Align Technology, Inc.(b)	(1,252)	(278,182)
Becton Dickinson and Co.	(2,916)	(624,199)
Boston Scientific Corp.(b)	(15,600)	(386,724)
Dexcom, Inc.(b)	(8,529)	(489,479)
Hologic, Inc.(b)	(10,610)	(453,578)
Stryker Corp.	(2,379)	(368,364)
Total		(3,062,117)
Health Care Providers & Services (0.6)%
Aetna, Inc.	(2,553)	(460,536)
DaVita, Inc.(b)	(6,509)	(470,275)
Henry Schein, Inc.(b)	(1,224)	(85,533)
Laboratory Corp. of America Holdings(b)	(170)	(27,117)
Mednax, Inc.(b)	(904)	(48,310)
Universal Health Services, Inc., Class B	(4,087)	(463,261)
Total		(1,555,032)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017	13

Consolidated Portfolio of Investments  (continued)
December 31, 2017
Investments Sold Short (continued)

Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Technology (0.5)%
Allscripts Healthcare Solutions, Inc.(b)	(71,647)	(1,042,464)
athenahealth, Inc.(b)	(244)	(32,462)
Cerner Corp.(b)	(5,740)	(386,818)
Total		(1,461,744)
Life Sciences Tools & Services (0.4)%
Bio-Rad Laboratories, Inc., Class A(b)	(257)	(61,338)
IQVIA Holdings, Inc.(b)	(12,078)	(1,182,436)
Total		(1,243,774)
Pharmaceuticals (1.3)%
Johnson & Johnson	(3,510)	(490,417)
Novartis AG, ADR	(13,735)	(1,153,191)
Perrigo Co. PLC	(5,137)	(447,741)
Zoetis, Inc.	(19,790)	(1,425,671)
Total		(3,517,020)
Total Health Care		(15,159,003)
Industrials (7.0)%
Aerospace & Defense (0.8)%
Esterline Technologies Corp.(b)	(7,514)	(561,296)
Northrop Grumman Corp.	(487)	(149,465)
United Technologies Corp.	(11,415)	(1,456,212)
Total		(2,166,973)
Air Freight & Logistics (0.8)%
C.H. Robinson Worldwide, Inc.	(5,361)	(477,612)
Fedex Corp.	(1,670)	(416,732)
United Parcel Service, Inc., Class B	(10,293)	(1,226,411)
XPO Logistics, Inc.(b)	(1,277)	(116,960)
Total		(2,237,715)
Airlines (0.2)%
Spirit Airlines, Inc.(b)	(11,270)	(505,459)
United Continental Holdings, Inc.(b)	(605)	(40,777)
Total		(546,236)
Building Products (0.3)%
AO Smith Corp.	(7,131)	(436,988)
Johnson Controls International PLC	(11,100)	(423,021)
Total		(860,009)
Investments Sold Short (continued)

Common Stocks (continued)
Issuer	Shares	Value ($)
Commercial Services & Supplies (0.1)%
Clean Harbors, Inc.(b)	(6,271)	(339,888)
Construction & Engineering (0.2)%
Quanta Services, Inc.(b)	(10,979)	(429,389)
Electrical Equipment (0.5)%
Emerson Electric Co.	(19,471)	(1,356,934)
Industrial Conglomerates (1.2)%
3M Co.	(6,371)	(1,499,542)
General Electric Co.	(11,775)	(205,474)
Roper Technologies, Inc.	(5,877)	(1,522,143)
Total		(3,227,159)
Machinery (1.3)%
Deere & Co.	(3,117)	(487,842)
Kennametal, Inc.	(27,607)	(1,336,455)
Oshkosh Corp.	(4,676)	(425,002)
Stanley Black & Decker, Inc.	(2,532)	(429,655)
Trinity Industries, Inc.	(7,729)	(289,528)
Wabtec Corp.	(5,475)	(445,829)
Total		(3,414,311)
Marine (0.3)%
Kirby Corp.(b)	(13,689)	(914,425)
Professional Services (0.7)%
Dun & Bradstreet Corp. (The)	(2,657)	(314,615)
IHS Markit Ltd.(b)	(2,230)	(100,685)
Verisk Analytics, Inc.(b)	(16,413)	(1,575,648)
Total		(1,990,948)
Road & Rail (0.4)%
Heartland Express, Inc.	(48,706)	(1,136,798)
Trading Companies & Distributors (0.2)%
Air Lease Corp.	(9,316)	(448,006)
Total Industrials		(19,068,791)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017

Consolidated Portfolio of Investments  (continued)
December 31, 2017
Investments Sold Short (continued)

Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology (7.3)%
Communications Equipment (0.5)%
CommScope Holding Co., Inc.(b)	(10,303)	(389,762)
Harris Corp.	(2,170)	(307,381)
Juniper Networks, Inc.	(29,033)	(827,440)
Total		(1,524,583)
Electronic Equipment, Instruments & Components (1.0)%
Arrow Electronics, Inc.(b)	(1,294)	(104,051)
Avnet, Inc.	(10,307)	(408,363)
Dolby Laboratories, Inc., Class A	(7,463)	(462,706)
National Instruments Corp.	(13,837)	(576,034)
Vishay Intertechnology, Inc.	(54,847)	(1,138,075)
Total		(2,689,229)
Internet Software & Services (0.1)%
Zillow Group, Inc., Class A(b)	(5,837)	(237,799)
IT Services (2.3)%
Accenture PLC, Class A	(3,648)	(558,472)
DST Systems, Inc.	(6,400)	(397,248)
Global Payments, Inc.	(6,410)	(642,538)
Jack Henry & Associates, Inc.	(7,887)	(922,464)
Paychex, Inc.	(17,794)	(1,211,416)
Teradata Corp.(b)	(15,635)	(601,322)
Western Union Co.	(71,522)	(1,359,633)
Wex, Inc.(b)	(3,750)	(529,613)
Total		(6,222,706)
Semiconductors & Semiconductor Equipment (0.9)%
Advanced Micro Devices, Inc.(b)	(26,902)	(276,553)
Amkor Technology, Inc.(b)	(68,066)	(684,063)
Analog Devices, Inc.	(4,675)	(416,215)
Nvidia Corp.	(2,171)	(420,089)
Qorvo, Inc.(b)	(7,100)	(472,860)
Versum Materials, Inc.	(3,840)	(145,344)
Total		(2,415,124)
Investments Sold Short (continued)

Common Stocks (continued)
Issuer	Shares	Value ($)
Software (1.5)%
Autodesk, Inc.(b)	(3,757)	(393,846)
CA, Inc.	(28,047)	(933,404)
Citrix Systems, Inc.(b)	(13,251)	(1,166,088)
FireEye, Inc.(b)	(27,133)	(385,289)
Intuit, Inc.	(2,833)	(446,991)
Nuance Communications, Inc.(b)	(10,452)	(170,890)
PTC, Inc.(b)	(7,131)	(433,351)
Ultimate Software Group, Inc.(b)	(1,016)	(221,722)
Total		(4,151,581)
Technology Hardware, Storage & Peripherals (1.0)%
Hewlett Packard Enterprise Co.	(87,346)	(1,254,288)
HP, Inc.	(32,295)	(678,518)
NetApp, Inc.	(6,033)	(333,746)
Seagate Technology	(12,084)	(505,595)
Total		(2,772,147)
Total Information Technology		(20,013,169)
Materials (2.4)%
Chemicals (1.3)%
Albemarle Corp.	(3,354)	(428,943)
Ecolab, Inc.	(11,288)	(1,514,624)
International Flavors & Fragrances, Inc.	(7,302)	(1,114,358)
WR Grace & Co.	(5,761)	(404,019)
Total		(3,461,944)
Construction Materials (0.2)%
Martin Marietta Materials, Inc.	(136)	(30,061)
Vulcan Materials Co.	(3,419)	(438,897)
Total		(468,958)
Containers & Packaging (0.8)%
AptarGroup, Inc.	(9,280)	(800,679)
Ball Corp.	(9,911)	(375,131)
Sealed Air Corp.	(9,288)	(457,898)
Sonoco Products Co.	(13,175)	(700,120)
Total		(2,333,828)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017	15

Consolidated Portfolio of Investments  (continued)
December 31, 2017
Investments Sold Short (continued)

Common Stocks (continued)
Issuer	Shares	Value ($)
Metals & Mining (0.1)%
Royal Gold, Inc.	(4,772)	(391,877)
Total Materials		(6,656,607)
Real Estate (2.3)%
Equity Real Estate Investment Trusts (REITS) (2.3)%
Crown Castle International Corp.	(574)	(63,720)
Federal Realty Investment Trust	(2,957)	(392,719)
Healthcare Trust of America, Inc., Class A	(13,219)	(397,099)
Kimco Realty Corp.	(53,224)	(966,016)
Lamar Advertising Co., Class A	(13,030)	(967,347)
Life Storage, Inc.	(5,197)	(462,897)
Macerich Co. (The)	(7,062)	(463,832)
Public Storage	(2,265)	(473,385)
Realty Income Corp.	(6,818)	(388,762)
Regency Centers Corp.	(6,296)	(435,557)
STORE Capital Corp.	(8,314)	(216,496)
Washington Prime Group, Inc.	(66,682)	(474,776)
Welltower, Inc.	(10,883)	(694,009)
Total		(6,396,615)
Total Real Estate		(6,396,615)
Telecommunication Services (0.6)%
Diversified Telecommunication Services (0.3)%
Telefonica SA, ADR	(35,590)	(344,511)
Verizon Communications, Inc.	(9,561)	(506,064)
Total		(850,575)
Investments Sold Short (continued)

Common Stocks (continued)
Issuer	Shares	Value ($)
Wireless Telecommunication Services (0.3)%
Rogers Communications, Inc.	(13,508)	(687,962)
Total Telecommunication Services		(1,538,537)
Utilities (2.6)%
Electric Utilities (0.6)%
Nextera Energy, Inc.	(7,507)	(1,172,518)
Southern Co. (The)	(12,283)	(590,690)
Total		(1,763,208)
Multi-Utilities (1.4)%
Consolidated Edison, Inc.	(8,085)	(686,821)
Dominion Energy, Inc.	(18,384)	(1,490,207)
Sempra Energy	(10,506)	(1,123,301)
WEC Energy Group, Inc.	(8,979)	(596,475)
Total		(3,896,804)
Water Utilities (0.6)%
Aqua America, Inc.	(40,271)	(1,579,831)
Total Utilities		(7,239,843)
Total Common Stocks (Proceeds $126,156,687)		(134,660,324)
Total Investments Sold Short (Proceeds $126,156,687)		(134,660,324)
Total Investments, Net of Investments Sold Short		209,951,010
Other Assets & Liabilities, Net		64,991,460
Net Assets		274,942,470

At December 31, 2017, securities and/or cash totaling $180,613,943 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
178,299,000 SEK	21,576,351 USD	Citi	01/10/2018	—	(169,074)
21,342,703 USD	27,217,000 CAD	Citi	01/10/2018	312,017	—
8,466,420 USD	71,080,000 SEK	Citi	01/10/2018	202,529	—
8,489,000 CHF	8,595,489 USD	Credit Suisse	01/10/2018	—	(120,628)
8,648,328 USD	8,489,000 CHF	Credit Suisse	01/10/2018	67,789	—
2,000,000 CHF	2,010,521 USD	HSBC	01/05/2018	—	(42,224)
290,200,000 JPY	2,578,455 USD	HSBC	01/05/2018	2,646	—
147,800,000 JPY	1,299,931 USD	HSBC	01/05/2018	—	(11,938)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017

Consolidated Portfolio of Investments  (continued)
December 31, 2017
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
1,900,000 NZD	1,308,698 USD	HSBC	01/05/2018	—	(37,796)
4,573,403 USD	4,500,000 CHF	HSBC	01/05/2018	45,274	—
2,250,052 USD	1,900,000 EUR	HSBC	01/05/2018	29,950	—
2,290,463 USD	1,700,000 GBP	HSBC	01/05/2018	4,957	—
3,892,538 USD	438,000,000 JPY	HSBC	01/05/2018	—	(4,858)
1,748,141 USD	14,600,000 SEK	HSBC	01/05/2018	31,905	—
4,527,701 USD	6,100,000 SGD	HSBC	01/05/2018	33,371	—
28,443,000 AUD	21,903,940 USD	HSBC	01/10/2018	—	(288,848)
8,382,000 CHF	8,586,619 USD	HSBC	01/10/2018	—	(19,636)
6,337,000 GBP	8,571,965 USD	HSBC	01/10/2018	13,930	—
31,240,000 NZD	21,774,452 USD	HSBC	01/10/2018	—	(363,226)
21,573,255 USD	28,443,000 AUD	HSBC	01/10/2018	619,533	—
8,539,572 USD	8,382,000 CHF	HSBC	01/10/2018	66,683	—
8,483,342 USD	6,337,000 GBP	HSBC	01/10/2018	74,693	—
8,583,909 USD	969,677,000 JPY	HSBC	01/10/2018	25,098	—
21,585,548 USD	31,240,000 NZD	HSBC	01/10/2018	552,129	—
1,366,000 AUD	1,032,971 USD	HSBC	01/12/2018	—	(32,859)
7,052,000 CAD	5,519,883 USD	HSBC	01/12/2018	—	(91,090)
2,020,000 EUR	2,389,605 USD	HSBC	01/12/2018	—	(35,473)
534,000 GBP	707,285 USD	HSBC	01/12/2018	—	(13,926)
448,824,000 JPY	4,013,022 USD	HSBC	01/12/2018	27,860	—
610,462 USD	799,000 AUD	HSBC	01/12/2018	12,962	—
280,381 USD	209,000 GBP	HSBC	01/12/2018	1,891	—
1,789,060 USD	202,220,000 JPY	HSBC	01/12/2018	6,475	—
2,585,289 USD	290,200,000 JPY	HSBC	02/27/2018	—	(2,915)
18,160,000 EUR	21,640,075 USD	Morgan Stanley	01/10/2018	—	(158,852)
71,603,000 NOK	8,602,996 USD	Morgan Stanley	01/10/2018	—	(119,709)
140,252 USD	118,000 EUR	Morgan Stanley	01/10/2018	1,393	—
13,101,815 USD	108,886,000 NOK	Morgan Stanley	01/10/2018	162,720	—
8,568,945 USD	69,695,000 NOK	Morgan Stanley	01/10/2018	—	(78,673)
8,477,000 CHF	8,592,725 USD	UBS	01/10/2018	—	(111,072)
6,386,000 GBP	8,577,117 USD	UBS	01/10/2018	—	(47,092)
8,547,956 USD	6,386,000 GBP	UBS	01/10/2018	76,253	—
Total				2,372,058	(1,749,889)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
10-Year Mini JGB	85	03/2018	JPY	1,285,570,967	—	(1,162)
EURO STOXX 50	115	03/2018	EUR	4,016,950	—	(97,034)
Euro-Bund	31	03/2018	EUR	5,039,814	—	(25,986)
Euro-Buxl 30-Year	55	03/2018	EUR	9,179,585	—	(279,158)
FTSE 100 Index	32	03/2018	GBP	2,444,160	104,009	—
Hang Seng Index	17	01/2018	HKD	25,455,800	32,183	—
Long Gilt	64	03/2018	GBP	8,088,563	45,781	—
MSCI Emerging Markets Index	99	03/2018	USD	5,760,315	200,642	—
MSCI Emerging Markets Index	86	03/2018	USD	5,003,910	174,811	—
MSCI Singapore IX ETS	49	01/2018	SGD	1,901,690	5,847	—
S&P 500 E-mini	168	03/2018	USD	22,478,400	315,798	—
S&P 500 E-mini	22	03/2018	USD	2,943,600	49,033	—
S&P/TSE 60 Index	15	03/2018	CAD	2,872,200	17,950	—
SPI 200 Index	70	03/2018	AUD	10,535,000	2,056	—
TOPIX Index	29	03/2018	JPY	526,930,000	103,898	—
TOPIX Index	7	03/2018	JPY	127,190,000	13,471	—
U.S. Ultra Bond	30	03/2018	USD	5,072,049	46,400	—
U.S. Ultra Bond	22	03/2018	USD	3,719,503	—	(21,359)
Total					1,111,879	(424,699)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017	17

Consolidated Portfolio of Investments  (continued)
December 31, 2017
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
3-Month Euroyen	(27)	06/2018	JPY	(674,527,500)	—	(382)
90-Day Euro$	(49)	06/2018	USD	(12,014,188)	1,705	—
EURO STOXX 50	(64)	03/2018	EUR	(2,235,520)	61,083	—
FTSE 100 Index	(47)	03/2018	GBP	(3,589,860)	—	(152,473)
S&P 500 E-mini	(54)	03/2018	USD	(7,225,200)	—	(121,769)
TOPIX Index	(11)	03/2018	JPY	(199,870,000)	—	(39,693)
Total					62,788	(314,317)

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
3-Month CAD Canada Bankers’ Acceptances	Fixed rate of 2.205%	Receives Semi annually, Pays Semi annually	Morgan Stanley	09/06/2027	CAD	6,535,000	67,427	—	—	67,427	—
Floating rate based on 3-Month CAD Canada Bankers’ Acceptances	Fixed rate of 2.205%	Receives Semi annually, Pays Semi annually	Morgan Stanley	09/06/2027	CAD	2,440,000	13,211	—	—	13,211	—
Fixed rate of 2.770%	6-Month AUD BBA LIBOR	Receives Semi annually, Pays Semi annually	Morgan Stanley	09/07/2027	AUD	4,231,000	5,504	—	—	5,504	—
3-Month USD LIBOR	Fixed rate of 2.044%	Receives Quarterly, Pays Semi annually	Morgan Stanley	09/08/2027	USD	42,827,000	1,135,426	—	—	1,135,426	—
Fixed rate of 0.210%	6-Month JPY BBA LIBOR	Receives Semi annually, Pays Semi annually	Morgan Stanley	09/08/2027	JPY	565,691,000	(14,372)	—	—	—	(14,372)
Fixed rate of 0.210%	6-Month JPY BBA LIBOR	Receives Semi annually, Pays Semi annually	Morgan Stanley	09/08/2027	JPY	259,538,000	(20,571)	—	—	—	(20,571)
Fixed rate of 0.770%	6-Month EURIBOR	Receives Annually, Pays Semi annually	Morgan Stanley	09/08/2027	EUR	16,967,000	(89,749)	—	—	—	(89,749)
Fixed rate of 1.400%	6-Month GBP LIBOR	Receives Semi annually, Pays Semi annually	Morgan Stanley	11/01/2027	GBP	4,646,000	86,197	—	—	86,197	—
Fixed rate of 1.302%	Floating rate based on 6-Month GBP LIBOR	Receives Semi annually, Pays Semi annually	Morgan Stanley	12/01/2027	GBP	2,447,000	11,200	—	—	11,200	—
Fixed rate of 0.769%	Floating rate based on 6-Month EURIBOR	Receives Annually, Pays Semi annually	Morgan Stanley	12/05/2027	EUR	4,123,000	(47,518)	—	—	—	(47,518)
Fixed rate of 0.285%	Floating rate based on 6-Month JPY BBA LIBOR	Receives Semi annually, Pays Semi annually	Morgan Stanley	12/06/2027	JPY	227,882,000	(6,948)	—	—	—	(6,948)
Fixed rate of 2.407%	Floating rate based on 3-Month USD LIBOR	Receives Semi annually, Pays Quarterly	Morgan Stanley	12/07/2027	USD	5,500,000	(1,207)	—	—	—	(1,207)
Total							1,138,600	—	—	1,318,965	(180,365)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017

Consolidated Portfolio of Investments  (continued)
December 31, 2017
Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX Emerging Markets Index, Series 28	Citi	12/20/2022	1.000	Quarterly	1.193	USD	6,402,000	(56,578)	1,778	—	(220,643)	165,843	—
Markit CDX Emerging Markets Index, Series 28	Citi	12/20/2022	1.000	Quarterly	1.193	USD	3,880,000	(34,290)	1,078	—	(46,563)	13,351	—
Total									2,856	—	(267,206)	179,194	—

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 29	Morgan Stanley	12/20/2022	5.000	Quarterly	3.068	USD	21,000,000	114,598	—	—	114,598	—
Markit CDX North America Investment Grade Index, Series 29	Morgan Stanley	12/20/2022	1.000	Quarterly	0.492	USD	6,700,000	17,129	—	—	17,129	—
Total								131,727	—	—	131,727	—

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Total return swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Barclays Backwardation Excess Return Index*	Fixed Rate of 0.250%	Monthly	Barclays	11/30/2018	USD	8,619,188	224,191	(1,736)	—	—	222,455	—
Total return on Barclays TrendStar+ Alt Roll 2 Index*	Fixed Rate of 0.600%	Monthly	Barclays	11/30/2018	USD	20,357,472	136,895	(9,522)	7,063	—	120,310	—
Total return on Barclays Commodity Strategy 1692 Index Excess Return*	Fixed Rate of 0.500%	Monthly	Barclays	11/30/2018	USD	11,268,477	56,989	(4,539)	—	—	52,450	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017	19

Consolidated Portfolio of Investments  (continued)
December 31, 2017
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Barclays Backwardation Excess Return Index*	Fixed Rate of 0.250%	Monthly	Barclays	11/30/2018	USD	1,407,468	36,609	(283)	—	—	36,326	—
Total return on Barclays TrendStar+ Alt Roll 2 Index*	Fixed Rate of 0.600%	Monthly	Barclays	11/30/2018	USD	465,489	3,130	(218)	168	—	2,744	—
Total return on Barclays Backwardation Excess Return Index*	Fixed Rate of 0.250%	Monthly	Barclays	11/30/2018	USD	196,037	(366)	(12)	—	—	—	(378)
Total return on Barclays Commodity Hedging Insights 2 Index*	Fixed Rate of 0.150%	Monthly	Barclays	11/30/2018	USD	10,067,942	677	(1,177)	—	—	—	(500)
Total return on Atlantic High Yield Investment Grade Spread BetaBarclays Credit Index*	Fixed Rate of 0.400%	Monthly	Barclays	11/30/2018	USD	604,917	(580)	(60)	591	—	—	(1,231)
Total return on Atlantic High Yield Investment Grade Spread BetaBarclays Credit Index*	Fixed Rate of 0.400%	Monthly	Barclays	11/30/2018	USD	651,298	(880)	(210)	586	—	—	(1,676)
Total return on Barclays Dualis Excess Return Index*	Fixed Rate of 0.580%	Monthly	Barclays	11/30/2018	USD	266,587	(2,995)	(121)	—	—	—	(3,116)
Total return on Barclays Dualis Excess Return Index*	Fixed Rate of 0.580%	Monthly	Barclays	11/30/2018	USD	452,501	(4,785)	(64)	—	—	—	(4,849)
Total return on Atlantic High Yield Investment Grade Spread BetaBarclays Credit Index*	Fixed Rate of 0.400%	Monthly	Barclays	11/30/2018	USD	30,565,483	(41,312)	(9,849)	26,601	—	—	(77,762)
Total return on Barclays Dualis Excess Return Index*	Fixed Rate of 0.580%	Monthly	Barclays	11/30/2018	USD	11,858,596	(133,258)	(5,541)	—	—	—	(138,799)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017

Consolidated Portfolio of Investments  (continued)
December 31, 2017
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Citi CVICOTS1 Index*	Fixed Rate of 0.400%	Monthly	Citi	11/30/2018	USD	7,721,948	99,786	(1,373)	—	—	98,413	—
Total return on Citi Curve Composite (DJ-UBSCI wtd) Balanced Alpha*	Fixed Rate of 0.300%	Monthly	Citi	11/30/2018	USD	31,882,716	81,222	(4,251)	—	—	76,971	—
Total return on Citi Commodities Liquidity Navigator Index*	Fixed Rate of 0.290%	Monthly	Citi	11/30/2018	USD	31,875,560	(48,895)	(4,108)	—	—	—	(53,003)
Total return on Deutsche Bank Equity Sector Neutral Value Factor Index - USD Excess Return*	Fixed Rate of 0.000%	Monthly	Deutsche Bank	11/30/2018	USD	18,010,301	193,242	—	—	—	193,242	—
Total return on Deutsche Bank Haven Plus - USD Excess Return*	Fixed Rate of 0.000%	Monthly	Deutsche Bank	11/30/2018	USD	6,527,876	177,505	—	—	—	177,505	—
Total return on Deutsche Bank Equity Sector Neutral Quality Factor Index - USD Excess Return*	Fixed Rate of 0.000%	Monthly	Deutsche Bank	11/30/2018	USD	7,635,402	26,837	—	—	—	26,837	—
Total return on Deutsche Bank Equity Sector Neutral Value Factor Index - USD Excess Return*	Fixed Rate of 0.000%	Monthly	Deutsche Bank	11/30/2018	USD	500,486	5,370	—	180	—	5,190	—
Total return on Deutsche Bank Haven Plus - USD Excess Return*	Fixed Rate of 0.000%	Monthly	Deutsche Bank	11/30/2018	USD	206,074	2,491	—	—	—	2,491	—
Total return on Deutsche Bank Equity Sector Neutral Quality Factor Index - USD Excess Return*	Fixed Rate of 0.000%	Monthly	Deutsche Bank	11/30/2018	USD	460,382	1,487	—	176	—	1,311	—
Total return on Deutsche Bank Haven Plus - USD Excess Return*	Fixed Rate of 0.000%	Monthly	Deutsche Bank	11/30/2018	USD	3,559,160	(5,107)	—	—	—	—	(5,107)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017	21

Consolidated Portfolio of Investments  (continued)
December 31, 2017
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Deutsche Bank Currency Valuation - USD Excess Return*	Fixed Rate of 0.000%	Monthly	Deutsche Bank	11/30/2018	USD	648,674	(5,393)	—	—	—	—	(5,393)
Total return on Deutsche Bank Currency Valuation - USD Excess Return*	Fixed Rate of 0.000%	Monthly	Deutsche Bank	11/30/2018	USD	302,552	(5,498)	—	—	—	—	(5,498)
Total return on Deutsche Bank Equity Low Beta Turnover Control Factor Index - USD Excess Return*	Fixed Rate of 0.000%	Monthly	Deutsche Bank	11/30/2018	USD	1,606,646	(6,361)	—	—	—	—	(6,361)
Total return on Deutsche Bank Currency Valuation - USD Excess Return*	Fixed Rate of 0.000%	Monthly	Deutsche Bank	11/30/2018	USD	799,060	(6,466)	—	—	—	—	(6,466)
Total return on Deutsche Bank Currency Valuation - USD Excess Return*	Fixed Rate of 0.000%	Monthly	Deutsche Bank	11/30/2018	USD	29,463,956	(535,395)	—	—	—	—	(535,395)
Total return on Goldman Sachs FX EM & G10 3 Month Valuation Index C0114*	Fixed Rate of 0.180%	Monthly	Goldman Sachs International	11/30/2018	USD	23,275,510	702,200	(3,266)	—	—	698,934	—
Total return on Goldman Sachs FX EM & G10 3 Month Carry Index C0115*	Fixed Rate of 0.260%	Monthly	Goldman Sachs International	11/30/2018	USD	13,557,159	121,753	(2,748)	—	—	119,005	—
Total return on Goldman Sachs FX Time Series Momentum Index C0038*	Fixed Rate of 0.220%	Monthly	Goldman Sachs International	11/30/2018	USD	15,196,419	85,217	(2,606)	—	—	82,611	—
Total return on Goldman Sachs FX Volatility Carry Basket Index*	Fixed Rate of 0.280%	Monthly	Goldman Sachs International	11/30/2018	USD	3,247,338	69,684	(709)	—	—	68,975	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
22	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017

Consolidated Portfolio of Investments  (continued)
December 31, 2017
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Goldman Sachs Equity Volatility Carry Series 28 Excess Retrun Strategy*	Fixed Rate of 0.300%	Monthly	Goldman Sachs International	11/30/2018	USD	6,503,228	55,403	(1,521)	—	—	53,882	—
Total return on Goldman Sachs Equity Volatility Carry Series 28 Excess Retrun Strategy*	Fixed Rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	5,720,587	48,735	(1,338)	—	—	47,397	—
Total return on Goldman Sachs FX EM & G10 3 Month Valuation Index C0114*	Fixed Rate of 0.180%	Monthly	Goldman Sachs International	11/30/2018	USD	481,514	14,527	(68)	—	—	14,459	—
Total return on Goldman Sachs Series 19 10-year Volatility Carry Index*	Fixed Rate of 0.000%	Monthly	Goldman Sachs International	11/30/2018	USD	1,741,474	5,316	—	—	—	5,316	—
Total return on Goldman Sachs FX EM & G10 3 Month Valuation Index C0114*	Fixed Rate of 0.180%	Monthly	Goldman Sachs International	11/30/2018	USD	275,804	5,264	(21)	—	—	5,243	—
Total return on Goldman Sachs FX Time Series Momentum Index C0038*	Fixed Rate of 0.220%	Monthly	Goldman Sachs International	11/30/2018	USD	411,327	4,136	(39)	—	—	4,097	—
Total return on Goldman Sachs FX EM & G10 3 Month Carry Index C0115*	Fixed Rate of 0.260%	Monthly	Goldman Sachs International	11/30/2018	USD	380,605	3,418	(77)	—	—	3,341	—
Total return on Goldman Sachs FX Volatility Carry Basket Index*	Fixed Rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	1,493,465	3,096	(36)	—	—	3,060	—
Total return on Goldman Sachs RP Equity World Long Short Series 37 Excess Return*	Fixed Rate of 0.000%	Monthly	Goldman Sachs International	11/30/2018	USD	714,810	2,381	—	—	—	2,381	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017	23

Consolidated Portfolio of Investments  (continued)
December 31, 2017
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Goldman Sachs FX EM & G10 3 Month Valuation Index C0114*	Fixed Rate of 0.180%	Monthly	Goldman Sachs International	11/30/2018	USD	320,720	2,368	(14)	—	—	2,354	—
Total return on Goldman Sachs FX Time Series Momentum Index C0038*	Fixed Rate of 0.220%	Monthly	Goldman Sachs International	11/30/2018	USD	235,879	1,322	(40)	—	—	1,282	—
Total return on Goldman Sachs FX Time Series Momentum Index C0038*	Fixed Rate of 0.220%	Monthly	Goldman Sachs International	11/30/2018	USD	326,389	1,294	(17)	—	—	1,277	—
Total return on Goldman Sachs U.S. Series 71 Excess Return Strategy*	Fixed Rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	751,606	1,189	(18)	—	—	1,171	—
Total return on Goldman Sachs FX EM & G10 3 Month Carry Index C0115*	Fixed Rate of 0.260%	Monthly	Goldman Sachs International	11/30/2018	USD	265,377	174	(30)	—	—	144	—
Total return on Goldman Sachs RP Equity World Long Short Series 37 Excess Return*	Fixed Rate of 0.000%	Monthly	Goldman Sachs International	11/30/2018	USD	501,089	(1,893)	(39)	—	—	—	(1,932)
Total return on Goldman Sachs Curve Index C0210*	Fixed Rate of -0.020%	Monthly	Goldman Sachs International	11/30/2018	USD	698,511	(3,930)	11	—	—	—	(3,919)
Total return on Goldman Sachs Commodity Volatility Carry Series 18 Excess Return Strategy*	Fixed Rate of 0.350%	Monthly	Goldman Sachs International	11/30/2018	USD	2,885,895	(22,744)	(787)	—	—	—	(23,531)
Total return on Goldman Sachs Macro Index CA03*	Fixed Rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	7,844,868	(49,503)	(190)	—	—	—	(49,693)
Total return on Goldman Sachs Curve Index RP09*	Fixed Rate of 0.110%	Monthly	Goldman Sachs International	11/30/2018	USD	31,929,104	(128,485)	(2,738)	—	—	—	(131,223)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
24	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017

Consolidated Portfolio of Investments  (continued)
December 31, 2017
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Goldman Sachs Curve Index C0210*	Fixed Rate of -0.020%	Monthly	Goldman Sachs International	11/30/2018	USD	31,208,635	(175,595)	487	—	—	—	(175,108)
Total return on Goldman Sachs RP Equity World Long Short Series 37 Excess Return*	Fixed Rate of 0.000%	Monthly	Goldman Sachs International	11/30/2018	USD	46,563,662	(175,945)	—	—	—	—	(175,945)
Total return on Goldman Sachs Macro Index MF03*	Fixed Rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	47,571,501	(295,153)	(1,151)	—	—	—	(296,304)
Total return on J.P. Morgan Equity Risk Premium Global Multi-Factor (Long/Short) USD Index, Series 1*	Fixed Rate of -0.080%	Monthly	JPMorgan	11/30/2018	USD	3,106,126	17,805	62	—	—	17,867	—
Total return on J.P. Morgan Equity Risk Premium Global Multi-Factor (Long/Short) USD Index, Series 1*	Fixed Rate of -0.080%	Monthly	JPMorgan	11/30/2018	USD	678,842	2,140	24	—	—	2,164	—
Total return on J.P. Morgan Risk Premium Global Low Volatility (Long/Short) USD Index, Series 1*	Fixed Rate of -0.080%	Monthly	JPMorgan	11/30/2018	USD	930,789	919	19	—	—	938	—
Total return on J.P. Morgan Equity Risk Premium Global Multi-Factor (Long/Short) USD Index, Series 1*	Fixed Rate of -0.100%	Monthly	JPMorgan	11/30/2018	USD	1,304,333	(254)	105	—	—	—	(149)
Total return on J.P. Morgan Equity Risk Premium Global Momentum (Long/Short) USD Index, Series 1*	Fixed Rate of -0.080%	Monthly	JPMorgan	11/30/2018	USD	199,931	(575)	4	—	—	—	(571)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017	25

Consolidated Portfolio of Investments  (continued)
December 31, 2017
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on J.P. Morgan Risk Premium Global Low Volatility (Long/Short) USD Index, Series 1*	Fixed Rate of -0.080%	Monthly	JPMorgan	11/30/2018	USD	110,407	(1,389)	4	—	—	—	(1,385)
Total return on J.P. Morgan Equity Risk Premium Global Multi-Factor (Long/Short) USD Index, Series 1*	Fixed Rate of -0.080%	Monthly	JPMorgan	11/30/2018	USD	23,741,022	(4,620)	1,530	—	—	—	(3,090)
Total return on J.P. Morgan Equity Risk Premium Global Momentum (Long/Short) USD Index, Series 1*	Fixed Rate of -0.080%	Monthly	JPMorgan	11/30/2018	USD	3,652,216	(5,779)	235	—	—	—	(5,544)
Total return on JPMorgan Equity Risk Premium Global Value (Long/Short) Index*	Fixed Rate of -0.080%	Monthly	JPMorgan	11/30/2018	USD	2,040,697	(42,395)	132	—	—	—	(42,263)
Total return on Morgan Stanley Cube Global Value Index*	Fixed Rate of -0.200%	Monthly	Morgan Stanley	11/30/2018	USD	15,270,354	65,538	2,460	—	—	67,998	—
Total return on Morgan Stanley Cube Global Value Index*	Fixed Rate of -0.200%	Monthly	Morgan Stanley	11/30/2018	USD	282,023	1,211	45	—	—	1,256	—
Total return on Morgan Stanley Cube Global Value Index*	Fixed Rate of -0.200%	Monthly	Morgan Stanley	11/30/2018	USD	430,226	522	38	—	—	560	—
Total return on Morgan Stanley Cube Equity Factors Risk Parity Global Index*	Fixed Rate of -0.150%	Monthly	Morgan Stanley	11/30/2018	USD	440,434	(1,295)	29	—	—	—	(1,266)
Total return on Morgan Stanley Cube Global Volatility Index*	Fixed Rate of -0.200%	Monthly	Morgan Stanley	11/30/2018	USD	251,407	(3,335)	40	—	—	—	(3,295)
Total return on Morgan Stanley Cube Global Momentum Index*	Fixed Rate of -0.200%	Monthly	Morgan Stanley	11/30/2018	USD	450,910	(9,350)	40	—	—	—	(9,310)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
26	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017

Consolidated Portfolio of Investments  (continued)
December 31, 2017
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Morgan Stanley Cube Global Quality Index*	Fixed Rate of -0.200%	Monthly	Morgan Stanley	11/30/2018	USD	4,919,878	(52,008)	793	—	—	—	(51,215)
Total return on Morgan Stanley Cube Global Volatility Index*	Fixed Rate of -0.200%	Monthly	Morgan Stanley	11/30/2018	USD	6,353,878	(84,302)	1,024	—	—	—	(83,278)
Total return on Morgan Stanley Cube Global Momentum Index*	Fixed Rate of -0.150%	Monthly	Morgan Stanley	11/30/2018	USD	3,184,470	(110,972)	385	—	—	—	(110,587)
Total return on Morgan Stanley Cube Equity Factors Risk Parity Global Index*	Fixed Rate of -0.150%	Monthly	Morgan Stanley	11/30/2018	USD	47,292,828	(419,537)	5,715	—	—	—	(413,822)
Total							(124,307)	(47,335)	35,365	—	2,221,957	(2,428,964)
*	By investing in the total return swap contract, the Fund gains exposure to the underlying investments that make up the custom basket/index without having to own the underlying investments directly. The components of the index are available on the Columbia Variable Portfolio - Diversified Absolute Return Fund’s page of columbiathreadneedleus.com website.
Notes to Consolidated Portfolio of Investments
(a)	This security or a portion of this security has been pledged as collateral in connection with investments sold short.
(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%	168,540,026	284,307,332	(289,149,004)	163,698,354	(900)	668	1,524,116	163,698,354
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017	27

Consolidated Portfolio of Investments  (continued)
December 31, 2017
Currency Legend  (continued)
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Consolidated Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
28	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017

Consolidated Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	20,065,865	—	—	—	20,065,865
Consumer Staples	7,537,922	—	—	—	7,537,922
Energy	8,800,182	—	—	—	8,800,182
Financials	22,437,326	—	—	—	22,437,326
Health Care	15,146,691	—	—	—	15,146,691
Industrials	19,114,832	—	—	—	19,114,832
Information Technology	19,436,951	—	—	—	19,436,951
Materials	5,985,719	—	—	—	5,985,719
Real Estate	6,935,268	—	—	—	6,935,268
Telecommunication Services	2,143,742	—	—	—	2,143,742
Utilities	7,426,530	—	—	—	7,426,530
Total Common Stocks	135,031,028	—	—	—	135,031,028
Convertible Bonds	—	709,458	—	—	709,458
Exchange-Traded Funds	45,172,494	—	—	—	45,172,494
Money Market Funds	—	—	—	163,698,354	163,698,354
Total Investments	180,203,522	709,458	—	163,698,354	344,611,334
Investments Sold Short
Common Stocks
Consumer Discretionary	(19,861,468)	—	—	—	(19,861,468)
Consumer Staples	(8,077,982)	—	—	—	(8,077,982)
Energy	(8,882,643)	—	—	—	(8,882,643)
Financials	(21,765,666)	—	—	—	(21,765,666)
Health Care	(15,159,003)	—	—	—	(15,159,003)
Industrials	(19,068,791)	—	—	—	(19,068,791)
Information Technology	(20,013,169)	—	—	—	(20,013,169)
Materials	(6,656,607)	—	—	—	(6,656,607)
Real Estate	(6,396,615)	—	—	—	(6,396,615)
Telecommunication Services	(1,538,537)	—	—	—	(1,538,537)
Utilities	(7,239,843)	—	—	—	(7,239,843)
Total Common Stocks	(134,660,324)	—	—	—	(134,660,324)
Total Investments Sold Short	(134,660,324)	—	—	—	(134,660,324)
Total Investments, Net of Investments Sold Short	45,543,198	709,458	—	163,698,354	209,951,010
Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	2,372,058	—	—	2,372,058
Futures Contracts	1,174,667	—	—	—	1,174,667
Swap Contracts	—	1,629,886	2,221,957	—	3,851,843
Liability
Forward Foreign Currency Exchange Contracts	—	(1,749,889)	—	—	(1,749,889)
Futures Contracts	(739,016)	—	—	—	(739,016)
Swap Contracts	—	(180,365)	(2,428,964)	—	(2,609,329)
Total	45,978,849	2,781,148	(207,007)	163,698,354	212,251,344
See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017	29

Consolidated Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain swap contracts classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) valuation measurement.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
30	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017

Consolidated Statement of Assets and Liabilities
December 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$172,945,542
Investments in affiliated issuers, at cost	163,697,772
Investments in unaffiliated issuers, at value	180,912,980
Investments in affiliated issuers, at value	163,698,354
Cash	22,459
Foreign currency (identified cost $463,747)	472,549
Cash collateral held at broker for:
Swap contracts	422,000
Securities sold short	57,583,176
Margin deposits on:
Futures contracts	4,234,517
Swap contracts	2,119,736
Unrealized appreciation on forward foreign currency exchange contracts	2,372,058
Unrealized appreciation on swap contracts	2,401,151
Upfront payments on swap contracts	35,365
Receivable for:
Investments sold	5,678,203
Dividends	335,060
Interest	8,252
Foreign tax reclaims	10,785
Variation margin for futures contracts	162,967
Variation margin for swap contracts	71,566
Prepaid expenses	1,135
Trustees’ deferred compensation plan	26,733
Total assets	420,569,046
Liabilities
Securities sold short, at value (proceeds $126,156,687)	134,660,324
Unrealized depreciation on forward foreign currency exchange contracts	1,749,889
Unrealized depreciation on swap contracts	2,428,964
Upfront receipts on swap contracts	267,206
Payable for:
Investments purchased	5,778,366
Capital shares purchased	1,642
Dividends and interest on securities sold short	280,256
Variation margin for futures contracts	251,474
Variation margin for swap contracts	111,269
Management services fees	8,290
Distribution and/or service fees	25
Service fees	186
Compensation of board members	775
Compensation of chief compliance officer	28
Other expenses	61,149
Trustees’ deferred compensation plan	26,733
Total liabilities	145,626,576
Net assets applicable to outstanding capital stock	$274,942,470
Represented by
Trust capital	$274,942,470
Total - representing net assets applicable to outstanding capital stock	$274,942,470
Class 1
Net assets	$271,225,287
Shares outstanding	28,175,534
Net asset value per share	$9.63
Class 2
Net assets	$3,717,183
Shares outstanding	391,410
Net asset value per share	$9.50
The accompanying Notes to Consolidated Portfolio of Investments are an integral part of this statement.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017	31

Consolidated Statement of Operations
Year Ended December 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$2,646,504
Dividends — affiliated issuers	1,524,116
Interest	627,156
Foreign taxes withheld	(21,221)
Total income	4,776,555
Expenses:
Management services fees	2,984,271
Distribution and/or service fees
Class 2	10,005
Service fees
Class 1	1,148
Class 2	17
Transfer agent fees
Class 1	80,036
Class 2	1,243
Compensation of board members	21,980
Custodian fees	82,353
Printing and postage fees	12,243
Audit fees	49,088
Legal fees	7,423
Dividends and interest on securities sold short	2,335,490
Compensation of chief compliance officer	115
Other	23,629
Total expenses	5,609,041
Net investment loss	(832,486)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	13,138,763
Investments — affiliated issuers	(900)
Foreign currency translations	125,894
Forward foreign currency exchange contracts	(1,979,776)
Futures contracts	4,172,223
Securities sold short	(8,088,026)
Swap contracts	1,319,239
Net realized gain	8,687,417
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	4,457,306
Investments — affiliated issuers	668
Foreign currency translations	140,284
Forward foreign currency exchange contracts	721,337
Futures contracts	278,371
Securities sold short	(7,197,294)
Swap contracts	1,242,514
Net change in unrealized appreciation (depreciation)	(356,814)
Net realized and unrealized gain	8,330,603
Net increase in net assets resulting from operations	$7,498,117
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
32	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017

Consolidated Statement of Changes in Net Assets
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment loss	$(832,486)	$(1,311,166)
Net realized gain (loss)	8,687,417	(7,324,387)
Net change in unrealized appreciation (depreciation)	(356,814)	2,162,676
Net increase (decrease) in net assets resulting from operations	7,498,117	(6,472,877)
Increase in net assets from capital stock activity	127,744	5,509,149
Total increase (decrease) in net assets	7,625,861	(963,728)
Net assets at beginning of year	267,316,609	268,280,337
Net assets at end of year	$274,942,470	$267,316,609
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017	33

Consolidated Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	101,799	973,703	1,100,243	10,268,682
Redemptions	(16,981)	(162,331)	(424,133)	(3,958,290)
Net increase	84,818	811,372	676,110	6,310,392
Class 2
Subscriptions	67,329	634,310	90,097	845,302
Redemptions	(139,874)	(1,317,938)	(175,599)	(1,646,545)
Net decrease	(72,545)	(683,628)	(85,502)	(801,243)
Total net increase	12,273	127,744	590,608	5,509,149
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
34	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017

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Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017	35

Consolidated Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
12/31/2017	$9.36	(0.03)	0.30	0.27
12/31/2016	$9.60	(0.05)	(0.19)	(0.24)
12/31/2015	$9.65	(0.05) (d)	0.00 (e)	(0.05)
12/31/2014	$9.82	(0.03)	(0.14)	(0.17)
12/31/2013	$10.04	0.14	(0.36)	(0.22)
Class 2
12/31/2017	$9.26	(0.05)	0.29	0.24
12/31/2016	$9.51	(0.07)	(0.18)	(0.25)
12/31/2015	$9.59	(0.08) (f)	0.00 (e)	(0.08)
12/31/2014	$9.78	(0.06)	(0.13)	(0.19)
12/31/2013	$10.03	0.07	(0.32)	(0.25)

Notes to Consolidated Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by:

Class	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Class 1	0.86%	0.62%	0.24%	—%	0.01%
Class 2	0.84%	0.62%	0.28%	—%	less than 0.01%

(d)	Net investment income per share includes special dividends. The effect of these dividends amounted to $.01 per share.
(e)	Rounds to zero.
(f)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.02 per share.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
36	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017

Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

$9.63	2.88%	2.06% (c)	2.06% (c)	(0.30%)	186%	$271,225
$9.36	(2.50%)	1.86% (c)	1.86% (c)	(0.49%)	165%	$263,020
$9.60	(0.52%)	1.45% (c)	1.45% (c)	(0.54%)	221%	$263,053
$9.65	(1.73%)	1.19%	1.16%	(0.37%)	100%	$330,550
$9.82	(2.19%)	1.25% (c)	1.18% (c)	1.41%	213%	$336,391

$9.50	2.59%	2.30% (c)	2.30% (c)	(0.56%)	186%	$3,717
$9.26	(2.63%)	2.11% (c)	2.10% (c)	(0.75%)	165%	$4,296
$9.51	(0.83%)	1.75% (c)	1.74% (c)	(0.81%)	221%	$5,227
$9.59	(1.94%)	1.44%	1.41%	(0.62%)	100%	$4,155
$9.78	(2.49%)	1.50% (c)	1.38% (c)	0.74%	213%	$4,287
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017	37

Notes to Consolidated Financial Statements
December 31, 2017
Note 1. Organization
Columbia Variable Portfolio – Diversified Absolute Return Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Basis for consolidation
CVPDAR1 Offshore Fund, Ltd., CVPDAR2 Offshore Fund, Ltd. and CVPDAR3 Offshore Fund, Ltd. (each, a Subsidiary) are each a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. Each Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of each Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiaries, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiaries. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and each respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and each Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.
At December 31, 2017, each Subsidiary’s financial statement information is as follows:
	CVPDAR1 Offshore Fund, Ltd.	CVPDAR2 Offshore Fund, Ltd.	CVPDAR3 Offshore Fund, Ltd.
% of consolidated fund net assets	0.02%	5.27%	3.85%
Net assets	$63,290	$14,500,673	$10,579,573
Net investment income (loss)	(4,325)	(68,238)	(28,368)
Net realized gain (loss)	—	142,802	303,957
Net change in unrealized appreciation (depreciation)	—	219,543	131,283
The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiary on a consolidated basis.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
38	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017

Notes to Consolidated Financial Statements  (continued)
December 31, 2017
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017	39

Notes to Consolidated Financial Statements  (continued)
December 31, 2017
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Consolidated Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded
40	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017

Notes to Consolidated Financial Statements  (continued)
December 31, 2017
under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to gain market exposure to various foreign currencies. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to manage exposure to commodities markets. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017	41

Notes to Consolidated Financial Statements  (continued)
December 31, 2017
receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index, increase or decrease its credit exposure to a single issuer of debt securities, increase or decrease its credit exposure to a specific debt security or a basket of debt securities, as a protection buyer to reduce overall credit exposure. Additionally, credit default swap contracts were used to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the
42	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017

Notes to Consolidated Financial Statements  (continued)
December 31, 2017
agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Consolidated Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate swap contracts
The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to manage interest rate and market risk exposure to produce incremental earnings, and to synthetically add or subtract principal exposure to a market. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Total return basket swap contracts
The Fund entered into total return basket swap transactions. These instruments allow the Fund to manage exposure to a custom basket of securities and foreign markets (both long and short exposures) without owning or taking physical custody of such securities. Under the terms of the contract, payments made by the Fund or the counterparty are based on the total return of the reference assets within the basket in return for a specified interest rate. The contract allows the Investment Manager of the Fund to alter the composition of the custom basket by trading in and out of the notional reference security positions at its discretion.
The total return basket swap is valued daily, and the change in value is recorded as unrealized appreciation (depreciation). The swap resets monthly at which time the Fund settles in cash with the counterparty. Payments received (or made) by the Fund are recorded as realized gains (losses). Total return basket swaps are subject to the risk associated with the investment in the reference securities within the basket. The risk in the case of short swaps transactions is unlimited based on the potential for unlimited increases in the market value of the reference securities in the basket. The risk may be offset if the Fund holds any of the reference securities. The risk in the case of long swap transactions is limited to the current notional amount of the swap.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017	43

Notes to Consolidated Financial Statements  (continued)
December 31, 2017
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2017:
	Asset derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Credit risk	Component of trust capital — unrealized appreciation on swap contracts	310,921*
Credit risk	Upfront payments on swap contracts	27,778
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	1,080,781*
Equity risk	Component of trust capital — unrealized appreciation on swap contracts	421,023*
Equity risk	Upfront payments on swap contracts	356
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	2,372,058
Foreign exchange risk	Component of trust capital — unrealized appreciation on swap contracts	1,185,949*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	93,886*
Interest rate risk	Component of trust capital — unrealized appreciation on swap contracts	1,447,335*
Interest rate risk	Upfront payments on swap contracts	7,231
Commodity-related investment risk	Component of trust capital — unrealized appreciation on swap contracts	486,615*
Total		7,433,933

Liability derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Credit risk	Component of trust capital - unrealized depreciation on swap contracts	80,669*
Credit risk	Upfront receipts on swap contracts	267,206
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	410,969*
Equity risk	Component of trust capital - unrealized depreciation on swap contracts	910,013*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	1,749,889
Foreign exchange risk	Component of trust capital - unrealized depreciation on swap contracts	557,859*
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	328,047*
Interest rate risk	Component of trust capital - unrealized depreciation on swap contracts	705,389*
Commodity-related investment risk	Component of trust capital - unrealized depreciation on swap contracts	355,399*
Total		5,365,440

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.
44	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017

Notes to Consolidated Financial Statements  (continued)
December 31, 2017
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended December 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	—	304,018	304,018
Credit risk	—	—	(1,040,350)	(1,040,350)
Equity risk	—	3,565,053	1,173,868	4,738,921
Foreign exchange risk	(1,979,776)	—	578,398	(1,401,378)
Interest rate risk	—	607,170	303,305	910,475
Total	(1,979,776)	4,172,223	1,319,239	3,511,686

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	—	131,216	131,216
Credit risk	—	—	230,252	230,252
Equity risk	—	689,068	(488,990)	200,078
Foreign exchange risk	721,337	—	628,090	1,349,427
Interest rate risk	—	(410,697)	741,946	331,249
Total	721,337	278,371	1,242,514	2,242,222
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	119,306,201
Futures contracts — short	54,627,802
Credit default swap contracts — buy protection	25,573,478
Credit default swap contracts — sell protection	30,204,250

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	1,968,344*	(1,736,071)*
Interest rate swap contracts	685,718*	(247,914)*
Total return swap contracts	376,307**	243,164**

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2017.
**	Based on the ending monthly outstanding amounts for the year ended December 31, 2017.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017	45

Notes to Consolidated Financial Statements  (continued)
December 31, 2017
sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Short Sales
The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund is required to maintain a margin account with the broker and to pledge assets to the broker as collateral for the borrowed security. Securities pledged as collateral are designated in the Consolidated Portfolio of Investments. In addition, the collateral is recorded as cash collateral held at broker in the Consolidated Statement of Assets and Liabilities. The Fund can purchase the same security at the current market price and deliver it to the broker to close out the short sale. The Fund is obligated to pay the broker a fee for borrowing the security. The fee is included in "Dividends and interest on securities sold short" in the Consolidated Statement of Operations and a short position is reported as a liability at fair value in the Consolidated Statement of Assets and Liabilities. The Fund must also pay the broker for any dividends accrued (recognized on ex-date) on the borrowed security. This amount is recorded as an expense in the Consolidated Statement of Operations. The Fund will record a gain if the security declines in value, and will realize a loss if the security appreciates. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale.
46	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017

Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2017:
	Barclays ($)(a)	Barclays ($)(a)	Citi ($)(a)	Citi ($)(a)	Credit Suisse ($)	Deutsche Bank ($)	Goldman Sachs International ($)(a)	Goldman Sachs International ($)(a)	HSBC ($)	JPMorgan ($)(a)	JPMorgan ($)(a)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	UBS ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	-	-	-		-	-	-	-	-	-	-	-	35,241	-	35,241
Centrally cleared interest rate swap contracts (b)	-	-	-		-	-	-	-	-	-	-	-	36,325	-	36,325
Forward foreign currency exchange contracts	-	-	514,546		67,789	-	-	-	1,549,357	-	-	164,113	-	76,253	2,372,058
OTC total return swap contracts (c)	130,285	311,231	-	175,383	-	406,932	1,114,929	-	-	20,969	-	69,814	-	-	2,229,543
Total assets	130,285	311,231	514,546	175,383	67,789	406,932	1,114,929	-	1,549,357	20,969	-	233,927	71,566	76,253	4,673,167
Liabilities
Centrally cleared interest rate swap contracts (b)	-	-	-		-	-	-	-	-	-	-	-	111,269	-	111,269
Forward foreign currency exchange contracts	-	-	169,074		120,628	-	-	-	944,789	-	-	357,234	-	158,164	1,749,889
OTC credit default swap contracts (c)	-	-	88,012		-	-	-	-	-	-	-	-	-	-	88,012
OTC total return swap contracts (c)	52,891	147,642	-	53,003	-	564,220	702,901	154,754	-	53,002	-	672,772	-	-	2,401,185
Securities borrowed	-	-	-		-	-	-	-	-	-	134,660,324	-	-	-	134,660,324
Total liabilities	52,891	147,642	257,086	53,003	120,628	564,220	702,901	154,754	944,789	53,002	134,660,324	1,030,006	111,269	158,164	139,010,679
Total financial and derivative net assets	77,394	163,589	257,460	122,380	(52,839)	(157,288)	412,028	(154,754)	604,568	(32,033)	(134,660,324)	(796,079)	(39,703)	(81,911)	(134,337,512)
Total collateral received (pledged) (d)	-	163,589	-	-	-	-	260,000	-	-		(134,660,324)	(422,000)	(39,703)	-	(134,698,438)
Net amount (e)	77,394	-	257,460	122,380	(52,839)	(157,288)	152,028	(154,754)	604,568	(32,033)	-	(374,079)	-	(81,911)	360,926

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	Over-the-Counter (OTC) Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Notes to Consolidated Financial Statements  (continued)
December 31, 2017
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017	47

Notes to Consolidated Financial Statements  (continued)
December 31, 2017
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Consolidated Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
48	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017

Notes to Consolidated Financial Statements  (continued)
December 31, 2017
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Consolidated Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 1.10% to 0.95% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2017 was 1.10% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017	49

Notes to Consolidated Financial Statements  (continued)
December 31, 2017
Service fees
Effective July 1, 2017, the Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund bears a service fee paid to Participating Insurance Companies and other financial intermediaries up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2017, was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Transfer agency fees
Prior to July 1, 2017, the Fund was a party to a Transfer and Dividend Disbursing Agent Agreement with the Transfer Agent. The annual fee rate under this agreement was 0.06% of the Fund’s average daily net assets attributable to each share class. Effective July 1, 2017, the Fund no longer pays a transfer agency fee. The effective transfer agency fee rate for the year ended December 31, 2017, was 0.03% of the Fund’s average daily net assets attributable to each share class.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2018
Class 1	1.30%
Class 2	1.55
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $443,344,060 and $475,755,540, respectively, for the year ended December 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Consolidated Financial Highlights.
50	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017

Notes to Consolidated Financial Statements  (continued)
December 31, 2017
Note 5. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations.
The Fund had no borrowings during the year ended December 31, 2017.
Note 7. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. The Fund will also be exposed to the investment risks of the money market fund. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from its investments in derivatives. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017	51

Notes to Consolidated Financial Statements  (continued)
December 31, 2017
Shareholder concentration risk
At December 31, 2017, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Short Selling Risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
52	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – Diversified Absolute Return Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Columbia Variable Portfolio - Diversified Absolute Return Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") and its subsidiaries as of December 31, 2017, the related consolidated statement of operations for the year ended December 31, 2017, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the consolidated financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund and its subsidiaries as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017	53

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	66	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	66	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	66	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	66	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	66	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
54	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	66	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	66	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	66	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	66	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017	55

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	191	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
56	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017	57

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
58	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2017

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Columbia Variable Portfolio – Diversified Absolute Return Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
C-1473 AP (2/18)

Annual Report
December 31, 2017
Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund (the Fund) pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Jeffrey Knight, CFA
Lead Portfolio Manager
Managed Fund since 2013
Anwiti Bahuguna, Ph.D.
Co-Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Co-Portfolio Manager
Managed Fund since 2016
Brian Virginia
Co-Portfolio Manager
Managed Fund since 2014
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	Life
Class 2	04/12/13	11.19	4.52
Blended Benchmark		9.82	5.43
Bloomberg Barclays U.S. Aggregate Bond Index		3.54	2.09
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Blended Benchmark consists of 65% Bloomberg Barclays U.S. Aggregate Bond Index, 24% Russell 3000 Index and 11% MSCI EAFE Index (Net).
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 12, 2013 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio Allocation (%) (at December 31, 2017)
Allocations to Underlying Funds
Underlying Funds: Equity Funds	30.0
International	8.0
U.S. Large Cap	17.8
U.S. Mid Cap	2.0
U.S. Small Cap	2.2
Underlying Funds: Fixed-Income Funds	37.3
Investment Grade	37.3
Allocations to Tactical Assets
Corporate Bonds & Notes	0.8
Exchange-Traded Funds	8.4
Foreign Government Obligations	0.0 (a)
Money Market Fund Shares Held to Cover Open Derivatives Instruments(b)	16.5
Options Purchased Puts	0.5
Residential Mortgage-Backed Securities - Agency	6.4
U.S. Treasury Obligations	0.1
Total	100.0

(a)	Rounds to zero.
(b)	Includes investments in Affiliated Money Market Funds (amounting to $249.8 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2017, the Fund’s Class 2 shares returned 11.19%. During the same time period, the Fund outperformed its Blended Benchmark, which gained 9.82%, as well as the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 3.54%. An overweight in equities and an underweight in fixed income aided performance relative to the Blended Benchmark. Results from large-cap funds were also favorable to return.
Confident investors drove global markets higher in 2017
Although the year was marked with uncertainty on the U.S. political scene and global tensions remained high, investors optimistically anticipated stronger economic growth, higher corporate earnings and lower taxes in the year ahead and drove the financial markets higher in 2017. Preliminary data confirmed that global economic growth was on track to rise at a pace of approximately 2.3% in 2017, with broad participation across both developed and emerging countries. Export-oriented emerging markets, including Brazil and Russia, benefited from recovering commodity prices and rising demand in China and developed countries. U.S. economic growth picked up in the year, as real gross domestic product (GDP) expanded at an annualized rate of more than 3.0% for two consecutive quarters for the first time since 2014; 3% is the long-term historical average growth rate of real GDP. Even though jobs were lost as a result of hurricane disruptions during the third quarter, the unemployment rate fell to 4.1%, as the U.S. labor market added an average of more than 170,000 new jobs per month over the past 12 months. Wage growth failed to keep pace with job growth, but there was hope that lower corporate taxes would move companies to raise wages more robustly. A tight job market was also expected to put pressure on wages. At 4.1% unemployment, the U.S. economy is at what most economists consider full employment. Robust manufacturing activity, higher consumer spending and expectations that less stringent regulation in certain industries would further boost growth also supported investor confidence.
Against this backdrop, stock markets in the United States, Europe, Asia and Japan gained 20% or more in 2017, all as measured by their respective MSCI indexes. China led the world’s major stock markets with a 54% gain. The Dow Jones Industrial Average reached four 1,000 point milestones, opening just above 20,000 in January and closing just under 25,000 on December 29, 2017. The S&P 500 Index, a broad-based measure of U.S. equity returns, gained 21.83% during the same time period. The Bloomberg Barclays U.S. Aggregate Bond Index, which measures returns of U.S. investment-grade government and corporate bonds, gained 3.54%. Technology shares led the global market on rising corporate profits, which were helped by the U.S. dollar’s decline against major market currencies during the year.
While monetary policy remained accommodative outside the United States, the U.S. Federal Reserve (the Fed) raised the target range on its key short-term interest rate, the federal funds rate, three times in 2017. The Fed cited solid job and economic growth and progress toward its 2.0% inflation target. The federal funds rate target started the year at 0.75% - 1.00% and ended the year at 1.25% - 1.50%. Short-term rates rose during the year, but the 10-year Treasury benchmark closed the year approximately where it started.
Significant performance factors
An overweight in equities, which was driven by the Fund’s dynamic algorithm-based allocation, helped the Fund outperform its Blended Benchmark. Derivative securities such as forward foreign currency exchange contracts, futures and options wereused to execute the Fund’s dynamic algorithm. On a stand-alone basis, the net impact of these derivative securities had a positive impact on Fund performance during the period. Fixed-income allocations all remained several percentage points below the Blended Benchmark’s allocation. Exposure to Japan’s equity markets through equity index futures also boosted relative results.
Underlying fund performance was mixed. Domestic large-cap equity funds outperformed, with stronger returns from growth funds than from value funds. Growth funds had greater allocations to the information technology and consumer discretionary sectors, which were strong performers for the year. Even though fixed-income was an underweight for the year, fixed-income funds that held long-duration Treasuries outperformed as long-term yields were stable to down for the period (bond prices and yields typically move in opposite directions).
International equity funds, while contributing nicely to Fund gains, detracted from relative performance, as did exposure to short- and medium-term Treasury bonds, via bond futures. Protective put options, which are used to help shield investors from outsized losses in periods of equity market declines, detracted from results as the equity market outperformed.
4	Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
At period’s end
The Fund seeks to deliver a strong risk-adjusted return over time with broad diversification across asset classes. Tactical decisions and positioning changes outside those driven by the dynamic algorithm are generally small in scope and magnitude. At period’s end, the Fund’s asset allocation tools continue to favor equities over fixed income.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class 2 shares of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	1,053.00	1,022.19	2.82	2.77	0.55	5.32	5.24	1.04
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
6	Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2017

Portfolio of Investments
December 31, 2017
(Percentages represent value of investments compared to net assets)
Corporate Bonds & Notes(a) 0.8%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Aerospace & Defense 0.0%
Lockheed Martin Corp.
11/23/2018	1.850%		38,000	37,931
09/15/2021	3.350%		90,000	92,562
09/15/2052	4.090%		50,000	52,323
Northrop Grumman Corp.
06/01/2018	1.750%		145,000	144,918
10/15/2047	4.030%		35,000	36,530
Total				364,264
Apartment REIT 0.0%
Grand City Properties SA(b)
04/17/2025	1.500%	EUR	100,000	122,747
Automotive 0.0%
Ford Motor Co.
12/08/2046	5.291%		8,000	8,704
Banking 0.1%
Bank of America Corp.(b)
07/25/2025	2.300%	GBP	125,000	173,472
Bank of Nova Scotia (The)
06/11/2018	1.700%		80,000	79,951
Citigroup, Inc.
05/01/2026	3.400%		25,000	25,160
10/21/2026	3.200%		80,000	79,372
Goldman Sachs Group, Inc. (The)
01/26/2027	3.850%		45,000	46,202
JPMorgan Chase & Co.
03/22/2019	1.850%		50,000	49,821
10/01/2026	2.950%		31,000	30,445
Lloyds Banking Group PLC
10/16/2024	2.250%	GBP	100,000	136,438
Morgan Stanley
07/27/2026	3.125%		15,000	14,777
01/20/2027	3.625%		90,000	92,088
Wells Fargo & Co.
10/23/2026	3.000%		105,000	102,922
Total				830,648
Cable and Satellite 0.0%
Charter Communications Operating LLC/Capital
05/01/2047	5.375%		35,000	36,100
Comcast Corp.
02/15/2018	5.875%		65,000	65,320
08/15/2047	4.000%		25,000	26,108
11/01/2052	4.049%		10,000	10,238
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Sky PLC(b)
11/24/2023	1.875%	EUR	145,000	185,425
Total				323,191
Chemicals 0.0%
LYB International Finance BV
03/15/2044	4.875%		5,000	5,596
Diversified Manufacturing 0.0%
General Electric Co.
05/26/2023	1.250%	EUR	135,000	167,434
Honeywell International, Inc.
02/22/2023	1.300%	EUR	105,000	130,944
United Technologies Corp.
05/04/2020	1.900%		65,000	64,368
Total				362,746
Electric 0.2%
AEP Texas, Inc.(b)
10/01/2047	3.800%		40,000	41,284
Appalachian Power Co.
05/15/2044	4.400%		40,000	44,092
Arizona Public Service Co.
05/15/2046	3.750%		20,000	20,556
CMS Energy Corp.
03/01/2024	3.875%		35,000	36,577
11/15/2025	3.600%		165,000	169,032
02/15/2027	2.950%		85,000	81,728
Consolidated Edison Co. of New York, Inc.
06/15/2046	3.850%		25,000	26,075
Dominion Energy, Inc.
06/15/2018	1.900%		105,000	104,983
DTE Energy Co.
06/01/2024	3.500%		90,000	92,090
10/01/2026	2.850%		300,000	288,181
Duke Energy Corp.
10/15/2023	3.950%		337,000	353,630
09/01/2046	3.750%		15,000	14,862
Duke Energy Florida LLC
01/15/2027	3.200%		30,000	30,330
Edison International
09/15/2022	2.400%		65,000	63,585
Emera U.S. Finance LP
06/15/2046	4.750%		120,000	131,819
Eversource Energy
01/15/2018	1.600%		27,000	26,997
05/01/2018	1.450%		180,000	179,682
03/15/2022	2.750%		15,000	15,013

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
FirstEnergy Corp.
07/15/2047	4.850%		10,000	11,105
Indiana Michigan Power Co.
07/01/2047	3.750%		55,000	55,883
Innogy Finance BV(b)
06/03/2030	6.250%	GBP	30,000	55,481
Mississippi Power Co.
03/15/2042	4.250%		5,000	4,881
NextEra Energy Capital Holdings, Inc.
04/01/2019	2.300%		15,000	14,995
NSTAR Electric Co.
05/15/2027	3.200%		50,000	50,523
Pacific Gas & Electric Co.
02/15/2024	3.750%		70,000	72,882
03/15/2027	3.300%		25,000	24,897
02/15/2044	4.750%		70,000	77,927
12/01/2046	4.000%		5,000	5,097
Public Service Electric & Gas Co.
05/15/2027	3.000%		60,000	59,678
Public Service Enterprise Group, Inc.
11/15/2019	1.600%		35,000	34,424
Southern Co. (The)
07/01/2046	4.400%		122,000	130,379
WEC Energy Group, Inc.
06/15/2018	1.650%		45,000	44,886
06/15/2025	3.550%		84,000	86,111
Western Power Distribution PLC(b)
11/06/2023	3.625%	GBP	155,000	225,784
Xcel Energy, Inc.
05/15/2020	4.700%		91,000	94,838
12/01/2026	3.350%		130,000	131,503
Total				2,901,790
Food and Beverage 0.1%
Anheuser-Busch InBev Finance, Inc.
02/01/2046	4.900%		20,000	23,177
General Mills, Inc.
11/16/2020	2.100%	EUR	106,000	133,813
JM Smucker Co. (The)
03/15/2020	2.500%		3,000	3,008
Kraft Heinz Foods Co.
06/01/2046	4.375%		60,000	59,429
Molson Coors Brewing Co.
03/15/2019	1.900%		40,000	39,823
07/15/2024	1.250%	EUR	105,000	127,033
07/15/2046	4.200%		50,000	51,016
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PepsiCo, Inc.
02/22/2019	1.500%	105,000	104,466
05/02/2019	1.550%	35,000	34,807
10/06/2046	3.450%	10,000	9,700
Sysco Corp.
07/15/2021	2.500%	20,000	19,928
Tyson Foods, Inc.
08/15/2019	2.650%	65,000	65,295
06/02/2047	4.550%	10,000	10,922
Wm. Wrigley Jr., Co.(b)
10/21/2018	2.400%	17,000	17,020
10/21/2019	2.900%	145,000	146,389
Total			845,826
Health Care 0.0%
Becton Dickinson and Co.
06/06/2027	3.700%	150,000	151,087
Cardinal Health, Inc.
06/15/2027	3.410%	125,000	122,576
Express Scripts Holding Co.
07/15/2046	4.800%	75,000	79,764
Medtronic Global Holdings SCA
03/28/2019	1.700%	110,000	109,499
Total			462,926
Healthcare Insurance 0.0%
Aetna, Inc.
08/15/2047	3.875%	15,000	14,809
UnitedHealth Group, Inc.
10/15/2020	1.950%	85,000	84,179
10/15/2047	3.750%	50,000	51,015
Total			150,003
Independent Energy 0.0%
Anadarko Petroleum Corp.
07/15/2044	4.500%	30,000	29,763
Apache Corp.
01/15/2044	4.250%	10,000	9,728
Canadian Natural Resources Ltd.
06/01/2047	4.950%	35,000	39,268
Continental Resources, Inc.
06/01/2024	3.800%	25,000	24,683
Hess Corp.
04/01/2047	5.800%	35,000	38,909
Noble Energy, Inc.
11/15/2043	5.250%	25,000	27,568
Total			169,919

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Integrated Energy 0.0%
Cenovus Energy, Inc.
09/15/2042	4.450%		34,000	31,442
09/15/2043	5.200%		30,000	30,273
Total				61,715
Life Insurance 0.1%
American International Group, Inc.
07/10/2025	3.750%		30,000	30,881
Brighthouse Financial, Inc.(b)
06/22/2047	4.700%		70,000	71,355
BUPA Finance PLC(b)
04/05/2024	2.000%	GBP	130,000	177,322
Five Corners Funding Trust(b)
11/15/2023	4.419%		150,000	160,842
Guardian Life Insurance Co. of America (The)(b)
Subordinated
06/19/2064	4.875%		60,000	67,751
Massachusetts Mutual Life Insurance Co.(b)
Subordinated
04/01/2077	4.900%		50,000	56,894
Northwestern Mutual Life Insurance Co. (The)(b)
Subordinated
03/30/2040	6.063%		20,000	26,815
09/30/2047	3.850%		45,000	45,640
Nuveen Finance LLC(b)
11/01/2019	2.950%		40,000	40,371
Peachtree Corners Funding Trust(b)
02/15/2025	3.976%		100,000	103,010
Teachers Insurance & Annuity Association of America(b)
Subordinated
09/15/2044	4.900%		115,000	132,156
05/15/2047	4.270%		46,000	48,734
Voya Financial, Inc.
06/15/2046	4.800%		35,000	38,840
Total				1,000,611
Media and Entertainment 0.0%
21st Century Fox America, Inc.
09/15/2044	4.750%		30,000	34,407
Discovery Communications LLC
09/20/2024	2.500%	GBP	100,000	133,770
09/20/2047	5.200%		15,000	15,631
Scripps Networks Interactive, Inc.
11/15/2024	3.900%		32,000	32,550
Thomson Reuters Corp.
10/15/2019	4.700%		35,000	36,357
Total				252,715
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Midstream 0.1%
Enterprise Products Operating LLC
05/07/2018	1.650%		42,000	41,939
02/15/2045	5.100%		45,000	51,066
05/15/2046	4.900%		19,000	21,054
Kinder Morgan Energy Partners LP
03/01/2043	5.000%		122,000	122,991
Kinder Morgan, Inc.
02/15/2046	5.050%		30,000	31,041
Plains All American Pipeline LP/Finance Corp.
11/01/2024	3.600%		5,000	4,869
06/15/2044	4.700%		118,000	110,448
Williams Partners LP
09/15/2045	5.100%		75,000	82,076
Total				465,484
Natural Gas 0.1%
Cadent Finance PLC(b)
09/22/2028	2.125%	GBP	120,000	158,319
Eurogrid GmbH(b)
11/03/2023	1.625%	EUR	100,000	126,511
NiSource Finance Corp.
02/15/2043	5.250%		35,000	41,924
05/15/2047	4.375%		75,000	82,149
NorteGas Energia Distribucion SAU(b)
09/28/2027	2.065%	EUR	100,000	121,992
Sempra Energy
06/15/2024	3.550%		230,000	235,493
Total				766,388
Other Industry 0.0%
Akelius Residential Property AB(b)
02/07/2025	1.750%	EUR	110,000	133,888
Other REIT 0.0%
Digital Stout Holding LLC(b)
07/19/2029	3.300%	GBP	100,000	139,557
SELP Finance Sarl(b)
10/25/2023	1.250%	EUR	140,000	168,700
Total				308,257
Packaging 0.0%
DS Smith PLC(b)
07/26/2024	1.375%	EUR	100,000	120,528
Pharmaceuticals 0.0%
Allergan Funding SCS
03/15/2025	3.800%		85,000	86,508

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Amgen, Inc.
06/15/2051	4.663%		57,000	63,747
Mylan NV
06/15/2046	5.250%		10,000	10,942
Shire Acquisitions Investments Ireland DAC
09/23/2019	1.900%		90,000	89,162
Teva Pharmaceutical Finance Netherlands III BV
10/01/2046	4.100%		15,000	11,447
Total				261,806
Property & Casualty 0.0%
CNA Financial Corp.
05/15/2024	3.950%		146,000	151,846
Liberty Mutual Group, Inc.(b)
05/04/2026	2.750%	EUR	105,000	137,444
Total				289,290
Railroads 0.0%
CSX Corp.
11/01/2046	3.800%		30,000	29,905
Norfolk Southern Corp.(b)
08/15/2052	4.050%		10,000	10,373
Total				40,278
Restaurants 0.0%
McDonald’s Corp.
03/01/2018	5.350%		125,000	125,739
12/09/2045	4.875%		35,000	40,487
Total				166,226
Retail REIT 0.0%
Simon Property Group LP
12/01/2027	3.375%		15,000	15,071
Retailers 0.0%
CVS Health Corp.
06/01/2021	2.125%		75,000	73,282
07/20/2022	3.500%		30,000	30,580
Target Corp.
01/15/2018	6.000%		100,000	100,196
Total				204,058
Supermarkets 0.0%
Kroger Co. (The)
02/01/2047	4.450%		50,000	50,139
01/15/2048	4.650%		25,000	25,698
Total				75,837
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Technology 0.1%
Apple, Inc.
02/09/2045	3.450%		59,000	57,625
Broadcom Corp./Cayman Finance Ltd.(b)
01/15/2027	3.875%		80,000	78,922
01/15/2028	3.500%		40,000	38,170
Cisco Systems, Inc.
09/20/2019	1.400%		80,000	79,134
International Business Machines Corp.
11/19/2019	1.375%	EUR	112,000	138,239
Microsoft Corp.
08/08/2046	3.700%		40,000	41,696
02/06/2047	4.250%		30,000	34,314
Oracle Corp.
01/10/2021	2.250%	EUR	100,000	127,836
09/15/2021	1.900%		50,000	49,174
11/15/2047	4.000%		4,000	4,253
QUALCOMM, Inc.
05/20/2047	4.300%		15,000	15,126
Total				664,489
Transportation Services 0.0%
ERAC U.S.A. Finance LLC(b)
11/15/2024	3.850%		45,000	46,521
02/15/2045	4.500%		25,000	25,669
FedEx Corp.
04/01/2046	4.550%		60,000	65,790
Heathrow Funding Ltd.(b)
02/15/2023	5.225%	GBP	56,000	88,649
Total				226,629
Wireless 0.0%
American Tower Corp.
07/15/2027	3.550%		30,000	29,861
Vodafone Group PLC
02/19/2043	4.375%		20,000	20,571
Total				50,432
Wirelines 0.0%
AT&T, Inc.
06/15/2045	4.350%		112,000	103,447
03/01/2047	5.450%		50,000	53,573
Verizon Communications, Inc.
03/15/2055	4.672%		93,000	90,168
Total				247,188
Total Corporate Bonds & Notes (Cost $11,590,045)				11,899,250

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Equity Funds 31.9%
	Shares	Value ($)
International 8.5%
Variable Portfolio – DFA International Value Fund, Class 1 Shares(c)	2,138,250	24,547,110
Variable Portfolio – Lazard International Equity Advantage Fund, Class 1 Shares(c)	3,047,932	36,483,747
Variable Portfolio – Oppenheimer International Growth Fund, Class 1 Shares(c)	1,976,488	24,291,034
Variable Portfolio – Pyramis® International Equity Fund, Class 1 Shares(c)	3,055,717	36,424,146
Total		121,746,037
U.S. Large Cap 18.9%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(c),(d)	1,063,978	23,482,003
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(c),(d)	1,511,560	73,522,272
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares(c),(d)	971,974	24,590,943
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(c),(d)	1,279,806	21,449,551
Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1 Shares(c),(d)	566,067	14,078,078
Variable Portfolio – Loomis Sayles Growth Fund, Class 1 Shares(c),(d)	659,043	19,244,063
Variable Portfolio – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares(c),(d)	725,024	19,249,379
Variable Portfolio – MFS Value Fund, Class 1 Shares(c),(d)	558,274	13,934,522
Variable Portfolio – MFS® Blended Research® Core Equity Fund, Class 1 Shares(c),(d)	1,302,274	26,670,570
Variable Portfolio – Morgan Stanley Advantage Fund, Class 1 Shares(c),(d)	717,190	19,493,210
Variable Portfolio – T. Rowe Price Large Cap Value Fund, Class 1 Shares(c),(d)	609,005	13,891,410
Total		269,606,001
U.S. Mid Cap 2.2%
Columbia Variable Portfolio – Mid Cap Growth Fund, Class 1 Shares(c),(d)	239,144	6,167,541
Columbia Variable Portfolio – Mid Cap Value Fund, Class 1 Shares(c),(d)	273,201	6,207,122
Variable Portfolio – Victory Sycamore Established Value Fund, Class 1 Shares(c),(d)	338,041	8,880,342
Variable Portfolio – Westfield Mid Cap Growth Fund, Class 1 Shares(c),(d)	400,391	9,381,160
Total		30,636,165
Equity Funds (continued)
	Shares	Value ($)
U.S. Small Cap 2.3%
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares(c),(d)	481,114	11,075,243
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(c),(d)	507,025	11,129,196
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(c),(d)	395,275	11,071,663
Total		33,276,102
Total Equity Funds (Cost $341,990,766)		455,264,305

Exchange-Traded Funds 9.0%

iShares MSCI EAFE ETF	876,987	61,660,956
SPDR S&P 500 ETF Trust	248,625	66,348,067
Total Exchange-Traded Funds (Cost $103,607,497)		128,009,023

Fixed-Income Funds 39.7%

Investment Grade 39.7%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(c)	10,578,013	109,588,211
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(c)	3,480,500	32,855,920
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(c)	5,610,800	59,642,805
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(c)	3,169,732	32,806,731
Variable Portfolio – American Century Diversified Bond Fund, Class 1 Shares(c)	9,582,864	106,848,929
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares(c)	9,362,072	102,421,063
Variable Portfolio – TCW Core Plus Bond Fund, Class 1 Shares(c)	10,427,116	110,735,974
Variable Portfolio – Wells Fargo Short Duration Government Fund, Class 1 Shares(c)	1,051,333	10,576,412
Total		565,476,045
Total Fixed-Income Funds (Cost $561,396,060)		565,476,045

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
December 31, 2017
Foreign Government Obligations(a),(e) 0.0%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Netherlands 0.0%
Enexis Holding NV(b)
10/20/2023	1.500%	EUR	110,000	138,741
Total Foreign Government Obligations (Cost $124,370)				138,741

Residential Mortgage-Backed Securities - Agency 6.8%

Federal National Mortgage Association(f)
01/17/2033	2.500%		31,750,000	31,700,391
01/17/2033	3.000%		1,750,000	1,782,471
01/17/2033- 01/11/2048	3.500%		54,675,000	56,233,918
01/11/2048	4.000%		6,750,000	7,058,737
Total Residential Mortgage-Backed Securities - Agency (Cost $96,716,150)				96,775,517

U.S. Treasury Obligations 0.1%

U.S. Treasury
09/30/2019	1.375%		1,100,000	1,090,525
05/15/2045	3.000%		25,000	26,260
08/15/2047	2.750%		20,000	20,028
Total U.S. Treasury Obligations (Cost $1,140,590)				1,136,813
Options Purchased Puts 0.6%
Value ($)
(Cost $10,521,270)	7,760,435

Money Market Funds 17.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(c),(g)	249,771,533	249,771,533
Total Money Market Funds (Cost $249,769,410)		249,771,533
Total Investments (Cost: $1,376,856,158)		1,516,231,662
Other Assets & Liabilities, Net		(90,733,305)
Net Assets		1,425,498,357

At December 31, 2017, securities and/or cash totaling $5,901,542 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
1,801,000 EUR	2,124,390 USD	UBS	01/29/2018	—	(40,099)
947,000 GBP	1,271,121 USD	UBS	01/29/2018	—	(8,653)
86,999 USD	73,500 EUR	UBS	01/29/2018	1,335	—
Total				1,335	(48,752)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
10-Year Mini JGB	1	03/2018	JPY	15,124,364	—	(11)
AUD/USD Currency	40	03/2018	USD	3,124,400	123,452	—
BP Currency	67	03/2018	USD	5,676,994	45,400	—
Canadian Government 10-Year Bond	2	03/2018	CAD	270,549	—	(1,750)
Euro FX	10	03/2018	USD	1,509,438	28,614	—
Euro-Bobl	2	03/2018	EUR	263,704	—	(1,399)
Euro-Bund	2	03/2018	EUR	325,149	—	(951)
FTSE 100 Index	3	03/2018	GBP	229,140	9,863	—
JPY Currency	75	03/2018	USD	8,356,875	50,816	—
Russell 2000 E-mini	55	03/2018	USD	4,225,375	34,926	—
S&P 500 E-mini	976	03/2018	USD	130,588,800	2,145,355	—
S&P 500 Index	8	03/2018	USD	5,352,000	90,272	—
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
SPI 200 Index	32	03/2018	AUD	4,816,000	450	—
TOPIX Index	79	03/2018	JPY	1,435,430,000	290,167	—
U.S. Long Bond	46	03/2018	USD	7,171,679	25,162	—
U.S. Treasury 10-Year Note	223	03/2018	USD	27,802,293	—	(77,532)
U.S. Treasury 2-Year Note	226	03/2018	USD	48,474,496	—	(86,523)
U.S. Treasury 5-Year Note	294	03/2018	USD	34,237,941	—	(116,269)
U.S. Ultra Bond	19	03/2018	USD	3,212,298	29,022	—
Total					2,873,499	(284,435)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
EURO STOXX 50	(10)	03/2018	EUR	(349,300)	9,544	—
Long Gilt	(2)	03/2018	GBP	(252,768)	—	(218)
S&P/TSE 60 Index	(15)	03/2018	CAD	(2,872,200)	—	(18,043)
U.S. Long Bond	(15)	03/2018	USD	(2,338,591)	—	(7,040)
U.S. Treasury 2-Year Note	(7)	03/2018	USD	(1,501,422)	2,159	—
Total					11,703	(25,301)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Deutsche Bank	USD	77,534,690	290	1,950.00	06/2019	1,941,041	1,106,350
S&P 500 Index	Deutsche Bank	USD	69,513,860	260	1,900.00	06/2019	1,544,879	881,400
S&P 500 Index	Deutsche Bank	USD	56,145,810	210	1,850.00	06/2019	1,106,667	631,050
S&P 500 Index	Deutsche Bank	USD	102,131,902	382	2,000.00	12/2019	2,840,950	2,408,510
S&P 500 Index	Deutsche Bank	USD	85,555,520	320	2,050.00	12/2019	2,605,773	2,233,600
S&P 500 Index	Deutsche Bank	USD	17,378,465	65	2,100.00	12/2019	481,960	499,525
Total							10,521,270	7,760,435
Notes to Portfolio of Investments
(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(b)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2017, the value of these securities amounted to $3,432,476, which represents 0.24% of net assets.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	287,582,585	119,377,228	(157,188,280)	249,771,533	—	(1,042)	2,122	2,483,127	249,771,533
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	1,223,665	7,528	(167,215)	1,063,978	—	345,832	4,100,083	—	23,482,003
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	1,776,809	6,749	(271,998)	1,511,560	—	1,496,830	13,909,786	—	73,522,272
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares
	1,060,246	20,120	(108,392)	971,974	—	157,549	3,035,423	—	24,590,943
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
December 31, 2017
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	10,014,207	745,930	(182,124)	10,578,013	888,650	(116,767)	280,189	2,934,490	109,588,211
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	1,557,802	13,728	(291,724)	1,279,806	—	472,522	4,693,137	—	21,449,551
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	3,330,307	213,570	(63,377)	3,480,500	—	(57,045)	(36,073)	733,639	32,855,920
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	5,480,137	364,876	(234,213)	5,610,800	220,309	(78,285)	4,085,029	1,920,805	59,642,805
Columbia Variable Portfolio – Mid Cap Growth Fund, Class 1 Shares
	278,217	2,537	(41,610)	239,144	—	106,679	1,129,555	—	6,167,541
Columbia Variable Portfolio – Mid Cap Value Fund, Class 1 Shares
	298,508	7,783	(33,090)	273,201	—	79,577	688,155	—	6,207,122
Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1 Shares
	584,843	74,186	(92,962)	566,067	—	258,236	2,241,156	—	14,078,078
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares
	633,729	18,893	(171,508)	481,114	—	541,886	655,757	—	11,075,243
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	3,012,090	208,074	(50,432)	3,169,732	21,065	(18,229)	122,494	910,821	32,806,731
Variable Portfolio – American Century Diversified Bond Fund, Class 1 Shares
	9,193,897	572,020	(183,053)	9,582,864	626,717	(29,294)	1,943,172	2,373,448	106,848,929
Variable Portfolio – DFA International Value Fund, Class 1 Shares
	3,608,400	77,417	(1,547,567)	2,138,250	—	(916,647)	6,313,007	527,354	24,547,110
Variable Portfolio – Lazard International Equity Advantage Fund, Class 1 Shares
	1,381,080	1,839,442	(172,590)	3,047,932	—	(10,434)	5,192,750	411,946	36,483,747
Variable Portfolio – Loomis Sayles Growth Fund, Class 1 Shares
	1,435,470	47,762	(824,189)	659,043	—	2,294,932	4,204,051	—	19,244,063
Variable Portfolio – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares
	612,951	206,932	(94,859)	725,024	—	124,388	4,041,332	—	19,249,379
Variable Portfolio – MFS Value Fund, Class 1 Shares
	584,863	58,992	(85,581)	558,274	—	110,281	2,001,615	—	13,934,522
Variable Portfolio – MFS® Blended Research® Core Equity Fund, Class 1 Shares
	1,484,785	12,084	(194,595)	1,302,274	—	411,558	4,382,330	—	26,670,570
Variable Portfolio – Morgan Stanley Advantage Fund, Class 1 Shares
	484,189	375,123	(142,122)	717,190	—	292,248	4,361,773	—	19,493,210
Variable Portfolio – Oppenheimer International Growth Fund, Class 1 Shares
	3,379,035	218,972	(1,621,519)	1,976,488	2,035,990	(1,960,811)	6,272,147	184,938	24,291,034
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares
	8,896,045	566,263	(100,236)	9,362,072	78,519	(29,001)	1,139,322	2,272,676	102,421,063
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	605,396	20,552	(118,923)	507,025	—	169,266	1,741,217	—	11,129,196
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	458,436	25,611	(88,772)	395,275	—	358,709	448,084	—	11,071,663
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Variable Portfolio – Pyramis® International Equity Fund, Class 1 Shares
	3,603,956	86,963	(635,202)	3,055,717	—	(810,965)	7,333,941	650,476	36,424,146
Variable Portfolio – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	610,173	68,078	(69,246)	609,005	—	115,094	1,826,261	—	13,891,410
Variable Portfolio – TCW Core Plus Bond Fund, Class 1 Shares
	9,967,954	595,689	(136,527)	10,427,116	368,600	(21,709)	1,456,816	1,755,813	110,735,974
Variable Portfolio – Victory Sycamore Established Value Fund, Class 1 Shares
	375,955	9,294	(47,208)	338,041	—	157,719	1,113,475	—	8,880,342
Variable Portfolio – Wells Fargo Short Duration Government Fund, Class 1 Shares
	1,005,863	58,388	(12,918)	1,051,333	570	(1,807)	(18,588)	99,901	10,576,412
Variable Portfolio – Westfield Mid Cap Growth Fund, Class 1 Shares
	467,414	2,071	(69,094)	400,391	—	152,170	1,719,906	—	9,381,160
Total					4,240,420	3,593,440	90,379,424	17,259,434	1,270,511,883

(d)	Non-income producing investment.
(e)	Principal and interest may not be guaranteed by the government.
(f)	Represents a security purchased on a when-issued basis.
(g)	The rate shown is the seven-day current annualized yield at December 31, 2017.
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2017	15

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Corporate Bonds & Notes	—	11,899,250	—	—	11,899,250
Equity Funds	—	—	—	455,264,305	455,264,305
Exchange-Traded Funds	128,009,023	—	—	—	128,009,023
Fixed-Income Funds	—	—	—	565,476,045	565,476,045
Foreign Government Obligations	—	138,741	—	—	138,741
Residential Mortgage-Backed Securities - Agency	—	96,775,517	—	—	96,775,517
U.S. Treasury Obligations	1,136,813	—	—	—	1,136,813
Options Purchased Puts	7,760,435	—	—	—	7,760,435
Money Market Funds	—	—	—	249,771,533	249,771,533
Total Investments	136,906,271	108,813,508	—	1,270,511,883	1,516,231,662
Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	1,335	—	—	1,335
Futures Contracts	2,885,202	—	—	—	2,885,202
Liability
Forward Foreign Currency Exchange Contracts	—	(48,752)	—	—	(48,752)
Futures Contracts	(309,736)	—	—	—	(309,736)
Total	139,481,737	108,766,091	—	1,270,511,883	1,518,759,711
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts and futures contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2017	17

Statement of Assets and Liabilities
December 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$213,178,652
Investments in affiliated issuers, at cost	1,153,156,236
Investments in options purchased, at cost	10,521,270
Investments in unaffiliated issuers, at value	237,959,344
Investments in affiliated issuers, at value	1,270,511,883
Investments in options purchased, at value	7,760,435
Foreign currency (identified cost $2,068)	2,089
Margin deposits on:
Futures contracts	5,901,542
Unrealized appreciation on forward foreign currency exchange contracts	1,335
Receivable for:
Investments sold	408,420
Dividends	589,313
Interest	209,270
Foreign tax reclaims	212
Variation margin for futures contracts	178,881
Prepaid expenses	5,654
Trustees’ deferred compensation plan	34,469
Total assets	1,523,562,847
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	48,752
Payable for:
Investments purchased on a delayed delivery basis	96,824,918
Capital shares purchased	441,236
Variation margin for futures contracts	571,975
Management services fees	8,540
Distribution and/or service fees	9,766
Service fees	67,711
Compensation of board members	839
Compensation of chief compliance officer	141
Other expenses	56,143
Trustees’ deferred compensation plan	34,469
Total liabilities	98,064,490
Net assets applicable to outstanding capital stock	$1,425,498,357
Represented by
Trust capital	$1,425,498,357
Total - representing net assets applicable to outstanding capital stock	$1,425,498,357
Class 2
Net assets	$1,425,498,357
Shares outstanding	115,752,230
Net asset value per share	$12.32
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2017

Statement of Operations
Year Ended December 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$2,566,052
Dividends — affiliated issuers	17,259,434
Interest	394,957
Total income	20,220,443
Expenses:
Management services fees	2,993,302
Distribution and/or service fees
Class 2	3,416,694
Service fees
Class 2	415,141
Transfer agent fees
Class 2	115,607
Compensation of board members	40,483
Custodian fees	37,332
Printing and postage fees	66,746
Audit fees	26,478
Legal fees	37,230
Compensation of chief compliance officer	584
Other	37,943
Total expenses	7,187,540
Net investment income	13,032,903
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	1,723,996
Investments — affiliated issuers	3,593,440
Capital gain distributions from underlying affiliated funds	4,240,420
Foreign currency translations	(15,902)
Forward foreign currency exchange contracts	(127,677)
Futures contracts	22,389,622
Options purchased	(11,319,979)
Net realized gain	20,483,920
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	19,401,831
Investments — affiliated issuers	90,379,424
Foreign currency translations	78,845
Forward foreign currency exchange contracts	(61,766)
Futures contracts	2,103,407
Options purchased	(1,053,369)
Net change in unrealized appreciation (depreciation)	110,848,372
Net realized and unrealized gain	131,332,292
Net increase in net assets resulting from operations	$144,365,195
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2017	19

Statement of Changes in Net Assets
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$13,032,903	$7,554,478
Net realized gain (loss)	20,483,920	(10,522,156)
Net change in unrealized appreciation (depreciation)	110,848,372	37,983,037
Net increase in net assets resulting from operations	144,365,195	35,015,359
Increase (decrease) in net assets from capital stock activity	(77,831,155)	387,407,865
Total increase in net assets	66,534,040	422,423,224
Net assets at beginning of year	1,358,964,317	936,541,093
Net assets at end of year	$1,425,498,357	$1,358,964,317
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2
Subscriptions	5,142,619	60,855,341	39,216,296	429,179,666
Redemptions	(11,991,966)	(138,686,496)	(3,795,946)	(41,771,801)
Net increase (decrease)	(6,849,347)	(77,831,155)	35,420,350	387,407,865
Total net increase (decrease)	(6,849,347)	(77,831,155)	35,420,350	387,407,865
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2017	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Class 2	Year Ended December 31,
	2017	2016	2015	2014	2013 (a)
Per share data
Net asset value, beginning of period	$11.08	$10.74	$10.94	$10.45	$10.00
Income from investment operations:
Net investment income	0.11	0.07	0.09	0.05	0.05
Net realized and unrealized gain (loss)	1.13	0.27	(0.29)	0.44	0.40
Total from investment operations	1.24	0.34	(0.20)	0.49	0.45
Net asset value, end of period	$12.32	$11.08	$10.74	$10.94	$10.45
Total return	11.19%	3.17%	(1.83%)	4.69%	4.50%
Ratios to average net assets
Total gross expenses(b)	0.53%	0.51%	0.52%	0.52%	0.65% (c)
Total net expenses(b),(d)	0.53%	0.51%	0.52%	0.52%	0.61% (c)
Net investment income	0.95%	0.64%	0.83%	0.51%	0.71% (c)
Supplemental data
Net assets, end of period (in thousands)	$1,425,498	$1,358,964	$936,541	$703,842	$257,285
Portfolio turnover	100%	108%	118%	122%	60%

Notes to Financial Highlights
(a)	Class 2 shares commenced operations on April 12, 2013. Per share data and total return reflect activity from that date.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Annualized.
(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2017

Notes to Financial Statements
December 31, 2017
Note 1. Organization
Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds).
For information on the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar
Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
December 31, 2017
securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
24	Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.
Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
December 31, 2017
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity market risk and to increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund
26	Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2017:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	2,580,577*
Equity risk	Investments, at value — Options Purchased	7,760,435
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	1,335
Foreign exchange risk	Component of trust capital — unrealized appreciation on futures contracts	248,282*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	56,343*
Total		10,646,972

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	18,043*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	48,752
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	291,693*
Total		358,488

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
December 31, 2017
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	—	21,208,785	(11,319,979)	9,888,806
Foreign exchange risk	(127,677)	426,061	—	298,384
Interest rate risk	—	754,776	—	754,776
Total	(127,677)	22,389,622	(11,319,979)	10,941,966

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	—	1,118,448	(1,053,369)	65,079
Foreign exchange risk	(61,766)	591,667	—	529,901
Interest rate risk	—	393,292	—	393,292
Total	(61,766)	2,103,407	(1,053,369)	988,272
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	302,185,371
Futures contracts — short	31,770,297

Derivative instrument	Average value ($)*
Options contracts — purchased	6,003,811

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	7,498	(25,026)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2017.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
28	Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2017:
	Deutsche Bank ($)	UBS ($)	Total ($)
Assets
Forward foreign currency exchange contracts	-	1,335	1,335
Options purchased puts	7,760,435	-	7,760,435
Total assets	7,760,435	1,335	7,761,770
Liabilities
Forward foreign currency exchange contracts	-	48,752	48,752
Total liabilities	-	48,752	48,752
Total financial and derivative net assets	7,760,435	(47,417)	7,713,018
Total collateral received (pledged) (a)	-	-	-
Net amount (b)	7,760,435	(47,417)	7,713,018

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
December 31, 2017
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
30	Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2017 was 0.22% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2017	31

Notes to Financial Statements  (continued)
December 31, 2017
Service fees
Effective July 1, 2017, the Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund bears a service fee paid to Participating Insurance Companies and other financial intermediaries up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2017, was 0.03% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Transfer agency fees
Prior to July 1, 2017, the Fund was a party to a Transfer and Dividend Disbursing Agent Agreement with the Transfer Agent. The annual fee rate under this agreement was 0.00% on assets invested in Underlying Funds that pay a transfer agency fee to the Transfer Agent and 0.06% of the Fund’s average daily net assets on assets invested in securities (other than Underlying Funds that paid a transfer agency fee to the Transfer Agent), including other funds that did not pay a transfer agency fee to the Transfer Agent, exchange-traded funds, derivatives and individual securities. Effective July 1, 2017, the Fund and the Underlying Funds no longer pays a transfer agency fee.
For the year ended December 31, 2017, the Fund’s effective transfer agency fee rate as a percentage of average daily net assets of Class 2 shares was 0.01%.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rates contractual through April 30, 2018
Class 2	1.10%
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
32	Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,198,347,748 and $1,185,369,046, respectively, for the year ended December 31, 2017, of which $1,130,869,638 and $1,111,939,557, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended December 31, 2017.
Note 7. Significant risks
Shareholder concentration risk
At December 31, 2017, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates
Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2017	33

Notes to Financial Statements  (continued)
December 31, 2017
to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
34	Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Managed Volatility Conservative Growth Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2017 and for the period April 12, 2013 (commencement of operations) through December 31, 2013 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the four years in the period ended December 31, 2017 and for the period April 12, 2013 (commencement of operations) through December 31, 2013 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2017	35

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	66	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	66	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	66	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	66	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	66	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
36	Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	66	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	66	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	66	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	66	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2017	37

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	191	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
38	Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2017	39

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
40	Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2017

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Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
S-6613 AP (2/18)

Annual Report
December 31, 2017
Columbia Variable Portfolio – Managed Volatility Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Managed Volatility Growth Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Managed Volatility Growth Fund (the Fund) pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Jeffrey Knight, CFA
Lead Portfolio Manager
Managed Fund since 2013
Anwiti Bahuguna, Ph.D.
Co-Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Co-Portfolio Manager
Managed Fund since 2016
Brian Virginia
Co-Portfolio Manager
Managed Fund since 2014
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	Life
Class 2	04/12/13	17.48	6.91
Blended Benchmark		15.42	8.37
Russell 3000 Index		21.13	13.76
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Blended Benchmark consists of 46% Russell 3000 Index, 35% Bloomberg Barclays U.S. Aggregate Bond Index and 19% MSCI EAFE Index (Net).
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 12, 2013 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Managed Volatility Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio Allocation (%) (at December 31, 2017)
Allocations to Underlying Funds
Underlying Funds: Equity Funds	61.4
International	16.8
U.S. Large Cap	37.1
U.S. Mid Cap	3.8
U.S. Small Cap	3.7
Underlying Funds: Fixed-Income Funds	10.5
Investment Grade	10.5
Allocations to Tactical Assets
Corporate Bonds & Notes	0.5
Exchange-Traded Funds	9.1
Foreign Government Obligations	0.0 (a)
Money Market Fund Shares Held to Cover Open Derivatives Instruments(b)	14.2
Options Purchased Puts	1.0
Residential Mortgage-Backed Securities - Agency	3.3
U.S. Treasury Obligations	0.0 (a)
Total	100.0

(a)	Rounds to zero.
(b)	Includes investments in Affiliated Money Market Funds (amounting to $1,475.6 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Columbia Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2017, the Fund’s Class 2 shares returned 17.48%. During the same time period, the Fund outperformed its Blended Benchmark, which gained 15.42%, and underperformed the Russell 3000 Index, which returned 21.13%. An overweight in equities and an underweight in fixed income aided performance relative to the Blended Benchmark. Results from large-cap funds were also favorable to return.
Confident investors drove global markets higher in 2017
Although the year was marked with uncertainty on the U.S. political scene and global tensions remained high, investors optimistically anticipated stronger economic growth, higher corporate earnings and lower taxes in the year ahead and drove the financial markets higher in 2017. Preliminary data confirmed that global economic growth was on track to rise at a pace of approximately 2.3% in 2017, with broad participation across both developed and emerging countries. Export-oriented emerging markets, including Brazil and Russia, benefited from recovering commodity prices and rising demand in China and developed countries. U.S. economic growth picked up in the year, as real gross domestic product (GDP) expanded at an annualized rate of more than 3.0% for two consecutive quarters for the first time since 2014; 3% is the long-term historical average growth rate of real GDP. Even though jobs were lost as a result of hurricane disruptions during the third quarter, the unemployment rate fell to 4.1%, as the U.S. labor market added an average of more than 170,000 new jobs per month over the past 12 months. Wage growth failed to keep pace with job growth, but there was hope that lower corporate taxes would move companies to raise wages more robustly. A tight job market was also expected to put pressure on wages. At 4.1% unemployment, the U.S. economy is at what most economists consider full employment. Robust manufacturing activity, higher consumer spending and expectations that less stringent regulation in certain industries would further boost growth also supported investor confidence.
Against this backdrop, stock markets in the United States, Europe, Asia and Japan gained 20% or more in 2017, all as measured by their respective MSCI indexes. China led the world’s major stock markets with a 54% gain. The Dow Jones Industrial Average reached four 1,000 point milestones, opening just above 20,000 in January and closing just under 25,000 on December 29, 2017. The S&P 500 Index, a broad-based measure of U.S. equity returns, gained 21.83% during the same time period. The Bloomberg Barclays U.S. Aggregate Bond Index, which measures returns of U.S. investment-grade government and corporate bonds, gained 3.54%. Technology shares led the global market on rising corporate profits, which were helped by the U.S. dollar’s decline against major market currencies during the year.
While monetary policy remained accommodative outside the United States, the U.S. Federal Reserve (the Fed) raised the target range on its key short-term interest rate, the federal funds rate, three times in 2017. The Fed cited solid job and economic growth and progress toward its 2.0% inflation target. The federal funds rate target started the year at 0.75% - 1.00% and ended the year at 1.25% - 1.50%. Short-term rates rose during the year, but the 10-year Treasury benchmark closed the year approximately where it started.
Significant performance factors
An overweight in equities, which was driven by the Fund’s dynamic algorithm-based allocation, helped the Fund outperform its Blended Benchmark. Derivative securities such as forward foreign currency exchange contracts, futures and options were used to execute the Fund’s dynamic algorithm. On a stand-alone basis, the net impact of these derivative securities on the Fund’s performance was positive during the period. Fixed-income allocations all remained several percentage points below the Blended Benchmark’s allocation. Exposure to Japan’s equity markets through equity index futures also boosted relative results.
Underlying fund performance was mixed. Domestic large-cap equity funds outperformed, with stronger returns from growth funds than from value funds. Growth funds had greater allocations to the information technology and consumer discretionary sectors, which were strong performers for the year. Even though fixed-income was an underweight for the year, fixed-income funds that held long-duration Treasuries outperformed as long-term yields were stable to down for the period (bond prices and yields typically move in opposite directions).
International equity funds, while contributing nicely to Fund gains, detracted from relative performance, as did exposure to short- and medium-term Treasury bonds, via bond futures. Protective put options, which are used to help shield investors from outsized losses in periods of equity market declines, detracted from results as the equity market outperformed.
4	Columbia Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
At period’s end
The Fund seeks to deliver a strong risk-adjusted return over time with broad diversification across asset classes. Tactical decisions and positioning changes outside those driven by the dynamic algorithm are generally small in scope and magnitude. At period’s end, the Fund’s asset allocation tools continue to favor equities over fixed income.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class 2 shares of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	1,086.40	1,022.44	2.60	2.52	0.50	5.67	5.50	1.09
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
6	Columbia Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2017

Portfolio of Investments
December 31, 2017
(Percentages represent value of investments compared to net assets)
Corporate Bonds & Notes(a) 0.5%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Aerospace & Defense 0.0%
Lockheed Martin Corp.
11/23/2018	1.850%		154,000	153,720
09/15/2021	3.350%		365,000	375,392
09/15/2052	4.090%		105,000	109,877
Northrop Grumman Corp.
06/01/2018	1.750%		600,000	599,662
10/15/2047	4.030%		160,000	166,993
Total				1,405,644
Apartment REIT 0.0%
Grand City Properties SA(b)
04/17/2025	1.500%	EUR	500,000	613,735
Automotive 0.0%
Ford Motor Co.
12/08/2046	5.291%		33,000	35,905
GKN Holdings PLC(b)
05/12/2032	3.375%	GBP	160,000	213,079
Total				248,984
Banking 0.1%
Bank of America Corp.(b)
07/25/2025	2.300%	GBP	515,000	714,703
Bank of Nova Scotia (The)
06/11/2018	1.700%		330,000	329,797
Barclays PLC
01/10/2028	4.337%		285,000	295,023
Capital One NA
08/08/2022	2.650%		250,000	247,395
Citigroup, Inc.
05/01/2026	3.400%		140,000	140,897
10/21/2026	3.200%		315,000	312,528
Credit Suisse Group Funding Guernsey Ltd.
04/17/2026	4.550%		285,000	304,982
Goldman Sachs Group, Inc. (The)(b)
01/29/2026	4.250%	GBP	210,000	323,419
JPMorgan Chase & Co.
03/22/2019	1.850%		200,000	199,285
10/01/2026	2.950%		145,000	142,403
Lloyds Banking Group PLC
10/16/2024	2.250%	GBP	210,000	286,520
Morgan Stanley
07/27/2026	3.125%		75,000	73,883
01/20/2027	3.625%		390,000	399,048
Wells Fargo & Co.
10/23/2026	3.000%		440,000	431,293
Total				4,201,176
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Cable and Satellite 0.0%
Charter Communications Operating LLC/Capital
05/01/2047	5.375%		145,000	149,557
Comcast Corp.
02/15/2018	5.875%		270,000	271,329
08/15/2047	4.000%		55,000	57,438
11/01/2052	4.049%		40,000	40,952
Sky PLC(b)
11/24/2023	1.875%	EUR	640,000	818,429
Total				1,337,705
Chemicals 0.0%
LYB International Finance BV
03/15/2044	4.875%		25,000	27,981
LyondellBasell Industries NV
04/15/2019	5.000%		145,000	148,834
Total				176,815
Consumer Cyclical Services 0.0%
Motability Operations Group PLC(b)
07/16/2026	3.750%	GBP	225,000	348,689
Diversified Manufacturing 0.0%
General Electric Co.
05/26/2023	1.250%	EUR	585,000	725,544
Honeywell International, Inc.
02/22/2023	1.300%	EUR	440,000	548,718
United Technologies Corp.
05/04/2020	1.900%		270,000	267,376
05/22/2023	1.250%	EUR	270,000	335,988
Total				1,877,626
Electric 0.1%
AEP Texas, Inc.(b)
10/01/2047	3.800%		175,000	180,620
Appalachian Power Co.
05/15/2044	4.400%		170,000	187,389
Arizona Public Service Co.
05/15/2046	3.750%		95,000	97,640
CMS Energy Corp.
03/01/2024	3.875%		165,000	172,432
11/15/2025	3.600%		725,000	742,718
02/15/2027	2.950%		310,000	298,068
Consolidated Edison Co. of New York, Inc.
06/15/2046	3.850%		100,000	104,300
Dominion Energy, Inc.
06/15/2018	1.900%		435,000	434,930

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
DTE Energy Co.
06/01/2024	3.500%		345,000	353,011
10/01/2026	2.850%		1,260,000	1,210,362
Duke Energy Corp.
10/15/2023	3.950%		1,433,000	1,503,713
09/01/2046	3.750%		75,000	74,308
Duke Energy Florida LLC
01/15/2027	3.200%		110,000	111,212
Edison International
09/15/2022	2.400%		265,000	259,233
Emera U.S. Finance LP
06/15/2046	4.750%		504,000	553,640
Eversource Energy
01/15/2018	1.600%		108,000	107,988
05/01/2018	1.450%		754,000	752,669
03/15/2022	2.750%		55,000	55,047
FirstEnergy Corp.
07/15/2047	4.850%		50,000	55,526
Indiana Michigan Power Co.
07/01/2047	3.750%		210,000	213,371
Innogy Finance BV(b)
06/03/2030	6.250%	GBP	140,000	258,913
Mississippi Power Co.
03/15/2042	4.250%		15,000	14,642
NextEra Energy Capital Holdings, Inc.
04/01/2019	2.300%		65,000	64,977
NSTAR Electric Co.
05/15/2027	3.200%		220,000	222,300
Pacific Gas & Electric Co.
02/15/2024	3.750%		325,000	338,383
03/15/2027	3.300%		70,000	69,712
02/15/2044	4.750%		280,000	311,707
12/01/2046	4.000%		30,000	30,584
Public Service Electric & Gas Co.
05/15/2027	3.000%		270,000	268,549
Public Service Enterprise Group, Inc.
11/15/2019	1.600%		145,000	142,612
Southern Co. (The)
07/01/2046	4.400%		518,000	553,575
WEC Energy Group, Inc.
06/15/2018	1.650%		180,000	179,545
06/15/2025	3.550%		338,000	346,493
Western Power Distribution PLC(b)
11/06/2023	3.625%	GBP	630,000	917,704
Xcel Energy, Inc.
05/15/2020	4.700%		379,000	394,986
12/01/2026	3.350%		530,000	536,127
Total				12,118,986
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Finance Companies 0.0%
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%		200,000	216,539
Food and Beverage 0.1%
Anheuser-Busch InBev Finance, Inc.
02/01/2046	4.900%		80,000	92,710
Diageo Capital PLC
07/15/2020	4.828%		200,000	212,392
General Mills, Inc.
11/16/2020	2.100%	EUR	440,000	555,448
Kraft Heinz Co. (The)(b)
07/01/2027	4.125%	GBP	260,000	391,497
Kraft Heinz Foods Co.
06/01/2046	4.375%		50,000	49,524
Molson Coors Brewing Co.
03/15/2019	1.900%		170,000	169,248
07/15/2024	1.250%	EUR	490,000	592,819
07/15/2046	4.200%		160,000	163,251
Mondelez International, Inc.(b)
10/28/2019	1.625%		340,000	335,247
PepsiCo, Inc.
02/22/2019	1.500%		445,000	442,739
05/02/2019	1.550%		145,000	144,200
10/06/2046	3.450%		80,000	77,598
Sysco Corp.
07/15/2021	2.500%		80,000	79,712
07/15/2027	3.250%		5,000	5,002
Tyson Foods, Inc.
08/15/2019	2.650%		265,000	266,201
06/02/2047	4.550%		45,000	49,148
Wm. Wrigley Jr., Co.(b)
10/21/2018	2.400%		68,000	68,080
10/21/2019	2.900%		605,000	610,797
Total				4,305,613
Health Care 0.0%
Becton Dickinson and Co.
06/06/2027	3.700%		635,000	639,601
Cardinal Health, Inc.
06/15/2027	3.410%		525,000	514,819
Express Scripts Holding Co.
07/15/2046	4.800%		295,000	313,738
Medtronic Global Holdings SCA
03/28/2019	1.700%		440,000	437,995
Total				1,906,153

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Healthcare Insurance 0.0%
Aetna, Inc.
08/15/2047	3.875%		30,000	29,619
UnitedHealth Group, Inc.
10/15/2020	1.950%		355,000	351,569
10/15/2047	3.750%		210,000	214,265
Total				595,453
Healthcare REIT 0.0%
Welltower, Inc.
11/20/2028	4.800%	GBP	215,000	341,437
Independent Energy 0.0%
Anadarko Petroleum Corp.
07/15/2044	4.500%		125,000	124,011
Apache Corp.
01/15/2044	4.250%		40,000	38,911
Canadian Natural Resources Ltd.
06/01/2047	4.950%		140,000	157,074
Continental Resources, Inc.
06/01/2024	3.800%		105,000	103,669
Hess Corp.
04/01/2047	5.800%		140,000	155,636
Noble Energy, Inc.
11/15/2043	5.250%		119,000	131,222
Total				710,523
Integrated Energy 0.0%
Cenovus Energy, Inc.
09/15/2042	4.450%		219,000	202,527
09/15/2043	5.200%		50,000	50,455
Total				252,982
Life Insurance 0.1%
American International Group, Inc.
07/10/2025	3.750%		125,000	128,672
Brighthouse Financial, Inc.(b)
06/22/2047	4.700%		305,000	310,904
BUPA Finance PLC(b)
04/05/2024	2.000%	GBP	490,000	668,366
Five Corners Funding Trust(b)
11/15/2023	4.419%		485,000	520,054
Guardian Life Insurance Co. of America (The)(b)
Subordinated
06/19/2064	4.875%		250,000	282,297
Massachusetts Mutual Life Insurance Co.(b)
Subordinated
04/01/2077	4.900%		200,000	227,575
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Northwestern Mutual Life Insurance Co. (The)(b)
Subordinated
03/30/2040	6.063%		95,000	127,373
09/30/2047	3.850%		160,000	162,275
Nuveen Finance LLC(b)
11/01/2019	2.950%		180,000	181,668
Peachtree Corners Funding Trust(b)
02/15/2025	3.976%		351,000	361,566
Teachers Insurance & Annuity Association of America(b)
Subordinated
09/15/2044	4.900%		485,000	557,355
05/15/2047	4.270%		168,000	177,984
Voya Financial, Inc.
06/15/2046	4.800%		70,000	77,680
Total				3,783,769
Media and Entertainment 0.0%
21st Century Fox America, Inc.
09/15/2044	4.750%		75,000	86,019
Discovery Communications LLC
09/20/2024	2.500%	GBP	300,000	401,310
09/20/2047	5.200%		55,000	57,313
Scripps Networks Interactive, Inc.
11/15/2024	3.900%		138,000	140,371
Thomson Reuters Corp.
10/15/2019	4.700%		140,000	145,427
Time Warner, Inc.
09/15/2023	1.950%	EUR	120,000	151,959
Total				982,399
Midstream 0.0%
Enterprise Products Operating LLC
05/07/2018	1.650%		170,000	169,753
02/15/2045	5.100%		234,000	265,544
05/15/2046	4.900%		35,000	38,785
Kinder Morgan Energy Partners LP
03/01/2043	5.000%		459,000	462,729
Kinder Morgan, Inc.
02/15/2046	5.050%		175,000	181,070
Plains All American Pipeline LP/Finance Corp.
11/01/2024	3.600%		35,000	34,081
06/15/2044	4.700%		483,000	452,087
Williams Partners LP
09/15/2045	5.100%		321,000	351,285
Total				1,955,334
Natural Gas 0.1%
Cadent Finance PLC(b)
09/22/2028	2.125%	GBP	480,000	633,277

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Eurogrid GmbH(b)
11/03/2023	1.625%	EUR	400,000	506,043
NiSource Finance Corp.
02/15/2043	5.250%		135,000	161,708
05/15/2047	4.375%		335,000	366,933
NorteGas Energia Distribucion SAU(b)
09/28/2027	2.065%	EUR	240,000	292,781
Sempra Energy
06/15/2024	3.550%		940,000	962,447
Total				2,923,189
Other Industry 0.0%
Akelius Residential Property AB(b)
02/07/2025	1.750%	EUR	415,000	505,122
08/15/2025	2.375%	GBP	175,000	232,819
Annington Funding PLC(b)
07/12/2047	3.935%	GBP	120,000	175,848
Total				913,789
Other REIT 0.0%
Digital Stout Holding LLC(b)
07/19/2029	3.300%	GBP	305,000	425,650
SELP Finance Sarl(b)
10/25/2023	1.250%	EUR	590,000	710,950
Total				1,136,600
Packaging 0.0%
DS Smith PLC(b)
07/26/2024	1.375%	EUR	360,000	433,901
Pharmaceuticals 0.0%
Allergan Funding SCS
03/15/2025	3.800%		350,000	356,212
Amgen, Inc.
06/15/2051	4.663%		239,000	267,288
Mylan NV
06/15/2046	5.250%		25,000	27,355
Shire Acquisitions Investments Ireland DAC
09/23/2019	1.900%		375,000	371,508
Teva Pharmaceutical Finance Netherlands III BV
10/01/2046	4.100%		60,000	45,789
Total				1,068,152
Property & Casualty 0.0%
Berkshire Hathaway, Inc.
03/16/2035	1.625%	EUR	140,000	162,624
CNA Financial Corp.
05/15/2024	3.950%		597,000	620,905
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Liberty Mutual Group, Inc.(b)
05/04/2026	2.750%	EUR	445,000	582,502
Total				1,366,031
Railroads 0.0%
CSX Corp.
11/01/2046	3.800%		115,000	114,637
Norfolk Southern Corp.(b)
08/15/2052	4.050%		40,000	41,492
Total				156,129
Restaurants 0.0%
McDonald’s Corp.
03/01/2018	5.350%		505,000	507,985
12/09/2045	4.875%		140,000	161,947
Total				669,932
Retail REIT 0.0%
Simon Property Group LP
12/01/2027	3.375%		60,000	60,285
Retailers 0.0%
CVS Health Corp.
06/01/2021	2.125%		305,000	298,012
07/20/2022	3.500%		125,000	127,416
Total				425,428
Supermarkets 0.0%
Kroger Co. (The)
02/01/2047	4.450%		205,000	205,570
01/15/2048	4.650%		110,000	113,071
Total				318,641
Technology 0.0%
Apple, Inc.
01/17/2024	1.375%	EUR	140,000	176,630
02/09/2045	3.450%		193,000	188,503
Broadcom Corp./Cayman Finance Ltd.(b)
01/15/2027	3.875%		375,000	369,950
01/15/2028	3.500%		150,000	143,137
Cisco Systems, Inc.
09/20/2019	1.400%		330,000	326,427
International Business Machines Corp.
11/19/2019	1.375%	EUR	466,000	575,173
Microsoft Corp.
08/08/2046	3.700%		145,000	151,148
02/06/2047	4.250%		115,000	131,535

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Oracle Corp.
01/10/2021	2.250%	EUR	349,000	446,146
09/15/2021	1.900%		205,000	201,616
11/15/2047	4.000%		20,000	21,265
QUALCOMM, Inc.
05/20/2047	4.300%		55,000	55,462
Total				2,786,992
Transportation Services 0.0%
ERAC U.S.A. Finance LLC(b)
11/15/2024	3.850%		150,000	155,070
02/15/2045	4.500%		130,000	133,477
FedEx Corp.
04/01/2046	4.550%		255,000	279,609
Heathrow Funding Ltd.(b)
02/15/2023	5.225%	GBP	233,000	368,842
Total				936,998
Wireless 0.0%
American Tower Corp.
07/15/2027	3.550%		135,000	134,373
Rogers Communications, Inc.
08/15/2018	6.800%		65,000	66,870
Vodafone Group PLC
02/19/2043	4.375%		70,000	71,999
Total				273,242
Wirelines 0.0%
AT&T, Inc.
06/15/2045	4.350%		473,000	436,879
03/01/2047	5.450%		200,000	214,290
Verizon Communications, Inc.
03/15/2055	4.672%		389,000	377,155
Total				1,028,324
Total Corporate Bonds & Notes (Cost $50,520,428)				51,877,195
Equity Funds 63.0%
	Shares	Value ($)
International 17.3%
Variable Portfolio – DFA International Value Fund, Class 1 Shares(c)	31,304,243	359,372,708
Variable Portfolio – Lazard International Equity Advantage Fund, Class 1 Shares(c)	43,400,906	519,508,839
Variable Portfolio – Oppenheimer International Growth Fund, Class 1 Shares(c)	28,519,871	350,509,218
Variable Portfolio – Pyramis® International Equity Fund, Class 1 Shares(c)	43,404,331	517,379,626
Total		1,746,770,391
U.S. Large Cap 38.0%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(c),(d)	14,808,342	326,820,102
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(c),(d)	20,790,752	1,011,262,173
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares(c),(d)	13,337,367	337,435,389
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(c),(d)	17,919,771	300,335,363
Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1 Shares(c),(d)	9,273,262	230,626,024
Variable Portfolio – Loomis Sayles Growth Fund, Class 1 Shares(c),(d)	9,418,459	275,019,015
Variable Portfolio – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares(c),(d)	10,475,135	278,114,849
Variable Portfolio – MFS Value Fund, Class 1 Shares(c),(d)	8,802,255	219,704,275
Variable Portfolio – MFS® Blended Research® Core Equity Fund, Class 1 Shares(c),(d)	18,293,611	374,653,164
Variable Portfolio – Morgan Stanley Advantage Fund, Class 1 Shares(c),(d)	10,118,752	275,027,670
Variable Portfolio – T. Rowe Price Large Cap Value Fund, Class 1 Shares(c),(d)	9,590,217	218,752,846
Total		3,847,750,870
U.S. Mid Cap 3.9%
Columbia Variable Portfolio – Mid Cap Growth Fund, Class 1 Shares(c),(d)	3,093,627	79,784,641
Columbia Variable Portfolio – Mid Cap Value Fund, Class 1 Shares(c),(d)	3,505,266	79,639,643
Variable Portfolio – Victory Sycamore Established Value Fund, Class 1 Shares(c),(d)	4,472,479	117,492,039
Variable Portfolio – Westfield Mid Cap Growth Fund, Class 1 Shares(c),(d)	5,081,898	119,068,867
Total		395,985,190

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
December 31, 2017
Equity Funds (continued)
	Shares	Value ($)
U.S. Small Cap 3.8%
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares(c),(d)	5,627,406	129,542,872
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(c),(d)	5,953,165	130,671,980
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(c),(d)	4,546,650	127,351,660
Total		387,566,512
Total Equity Funds (Cost $4,949,762,468)		6,378,072,963

Exchange-Traded Funds 9.4%

iShares MSCI EAFE ETF	6,860,000	482,326,600
SPDR S&P 500 ETF Trust	1,738,300	463,882,738
Total Exchange-Traded Funds (Cost $770,696,215)		946,209,338

Fixed-Income Funds 10.7%

Investment Grade 10.7%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(c)	18,108,505	187,604,115
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(c)	5,873,565	55,446,452
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(c)	9,758,424	103,732,044
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(c)	5,357,999	55,455,286
Variable Portfolio – American Century Diversified Bond Fund, Class 1 Shares(c)	17,002,355	189,576,260
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares(c)	24,917,869	272,601,485
Variable Portfolio – TCW Core Plus Bond Fund, Class 1 Shares(c)	19,180,255	203,694,309
Variable Portfolio – Wells Fargo Short Duration Government Fund, Class 1 Shares(c)	1,843,644	18,547,061
Total		1,086,657,012
Total Fixed-Income Funds (Cost $1,077,189,050)		1,086,657,012
Foreign Government Obligations(a),(e) 0.0%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Netherlands 0.0%
Enexis Holding NV(b)
10/20/2023	1.500%	EUR	415,000	523,432
04/28/2026	0.875%	EUR	300,000	358,537
Total				881,969
Norway 0.0%
Avinor AS(b)
04/29/2025	1.000%	EUR	200,000	242,736
Total Foreign Government Obligations (Cost $993,571)				1,124,705

Residential Mortgage-Backed Securities - Agency 3.4%

Federal National Mortgage Association(f)
01/17/2033	2.500%		99,000,000	98,845,313
01/17/2033	3.000%		15,000,000	15,278,321
01/17/2033- 01/11/2048	3.500%		191,275,000	196,739,771
01/11/2048	4.000%		27,000,000	28,234,950
Total Residential Mortgage-Backed Securities - Agency (Cost $338,890,668)				339,098,355

U.S. Treasury Obligations 0.0%

U.S. Treasury
09/30/2019	1.375%		2,000,000	1,982,772
05/15/2045	3.000%		100,000	105,040
Total U.S. Treasury Obligations (Cost $2,090,837)				2,087,812

Options Purchased Puts 1.0%
Value ($)
(Cost $135,973,846)	105,111,235

Money Market Funds 14.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(c),(g)	1,475,575,342	1,475,575,342
Total Money Market Funds (Cost $1,475,554,831)		1,475,575,342
Total Investments (Cost: $8,801,671,914)		10,385,813,957
Other Assets & Liabilities, Net		(264,146,320)
Net Assets		10,121,667,637

At December 31, 2017, securities and/or cash totaling $77,739,427 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
8,485,000 EUR	10,008,871 USD	UBS	01/29/2018	—	(188,620)
4,973,000 GBP	6,675,173 USD	UBS	01/29/2018	—	(45,332)
351,545 USD	297,000 EUR	UBS	01/29/2018	5,397	—
Total				5,397	(233,952)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
10-Year Mini JGB	3	03/2018	JPY	45,373,093	—	(33)
AUD/USD Currency	700	03/2018	USD	54,677,000	2,160,410	—
BP Currency	1,460	03/2018	USD	123,707,625	989,314	—
CAC40 Index	40	01/2018	EUR	2,124,200	—	(32,306)
Canadian Government 10-Year Bond	9	03/2018	CAD	1,217,472	—	(7,877)
CHF Currency	80	03/2018	USD	10,327,000	173,364	—
DAX Index	35	03/2018	EUR	11,296,250	—	(239,688)
Euro FX	530	03/2018	USD	80,000,188	1,516,555	—
Euro-Bobl	3	03/2018	EUR	395,556	—	(2,098)
Euro-Bund	2	03/2018	EUR	325,149	—	(951)
Euro-Buxl 30-Year	2	03/2018	EUR	333,803	—	(2,394)
Euro-Schatz	4	03/2018	EUR	448,767	—	(382)
FTSE 100 Index	125	03/2018	GBP	9,547,500	410,957	—
FTSE/MIB Index	88	03/2018	EUR	9,573,080	—	(454,439)
JPY Currency	1,230	03/2018	USD	137,052,750	833,387	—
Russell 2000 E-mini	975	03/2018	USD	74,904,375	619,145	—
S&P 500 E-mini	11,486	03/2018	USD	1,536,826,800	23,937,258	—
S&P 500 Index	190	03/2018	USD	127,110,000	2,143,960	—
SPI 200 Index	383	03/2018	AUD	57,641,500	5,379	—
TOPIX Index	1,094	03/2018	JPY	19,877,980,000	4,018,261	—
U.S. Long Bond	42	03/2018	USD	6,548,055	28,361	—
U.S. Treasury 10-Year Note	363	03/2018	USD	45,256,647	—	(104,492)
U.S. Treasury 2-Year Note	144	03/2018	USD	30,886,404	—	(53,023)
U.S. Treasury 5-Year Note	254	03/2018	USD	29,579,717	—	(92,105)
U.S. Treasury Ultra 10-Year Note	11	03/2018	USD	1,485,862	—	(315)
U.S. Ultra Bond	100	03/2018	USD	16,906,831	176,016	—
Total					37,012,367	(990,103)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
EURO STOXX 50	(30)	03/2018	EUR	(1,047,900)	28,633	—
Long Gilt	(16)	03/2018	GBP	(2,022,141)	—	(9,826)
S&P/TSE 60 Index	(200)	03/2018	CAD	(38,296,000)	—	(240,569)
U.S. Long Bond	(57)	03/2018	USD	(8,886,646)	—	(26,753)
U.S. Treasury 10-Year Note	(2)	03/2018	USD	(249,348)	750	—
U.S. Treasury 2-Year Note	(13)	03/2018	USD	(2,788,356)	5,053	—
Total					34,436	(277,148)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Deutsche Bank	USD	882,291,300	3,300	1,950.00	06/2019	22,087,702	12,589,500
S&P 500 Index	Deutsche Bank	USD	735,242,750	2,750	1,900.00	06/2019	16,340,069	9,322,500
S&P 500 Index	Deutsche Bank	USD	534,722,000	2,000	1,850.00	06/2019	10,539,686	6,010,000
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
December 31, 2017
Put option contracts purchased (continued)
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Deutsche Bank	USD	1,306,593,207	4,887	2,000.00	12/2019	36,344,822	30,812,535
S&P 500 Index	Deutsche Bank	USD	1,122,916,200	4,200	2,050.00	12/2019	34,200,774	29,316,000
S&P 500 Index	Deutsche Bank	USD	593,541,420	2,220	2,100.00	12/2019	16,460,793	17,060,700
Total							135,973,846	105,111,235
Notes to Portfolio of Investments
(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(b)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2017, the value of these securities amounted to $16,207,895, which represents 0.16% of net assets.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	1,335,260,139	1,311,162,102	(1,170,846,899)	1,475,575,342	—	(1,024)	20,511	13,850,484	1,475,575,342
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	15,117,568	—	(309,226)	14,808,342	—	890,409	58,104,319	—	326,820,102
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	20,379,407	418,458	(7,113)	20,790,752	—	10,052	196,492,800	—	1,011,262,173
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares
	13,211,095	248,301	(122,029)	13,337,367	—	281,579	41,756,546	—	337,435,389
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	14,942,020	3,166,485	—	18,108,505	1,404,196	—	134,449	4,636,920	187,604,115
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	18,300,452	—	(380,681)	17,919,771	—	893,334	65,918,110	—	300,335,363
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	4,919,529	954,036	—	5,873,565	—	—	(166,666)	1,146,546	55,446,452
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	8,200,534	1,557,890	—	9,758,424	353,571	—	6,320,862	3,082,674	103,732,044
Columbia Variable Portfolio – Mid Cap Growth Fund, Class 1 Shares
	2,735,949	357,678	—	3,093,627	—	—	13,949,341	—	79,784,641
Columbia Variable Portfolio – Mid Cap Value Fund, Class 1 Shares
	3,038,380	466,886	—	3,505,266	—	—	8,933,265	—	79,639,643
Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1 Shares
	8,061,819	1,473,494	(262,051)	9,273,262	—	941,219	37,189,080	—	230,626,024
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares
	8,226,251	16,770	(2,615,615)	5,627,406	—	7,501,018	7,091,976	—	129,542,872
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	4,396,993	961,006	—	5,357,999	32,776	—	119,491	1,417,970	55,455,286
Variable Portfolio – American Century Diversified Bond Fund, Class 1 Shares
	14,031,057	2,971,298	—	17,002,355	1,020,434	—	3,029,819	3,864,498	189,576,260
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Variable Portfolio – DFA International Value Fund, Class 1 Shares
	43,017,670	797,638	(12,511,065)	31,304,243	—	(18,961,536)	91,746,671	7,226,157	359,372,708
Variable Portfolio – Lazard International Equity Advantage Fund, Class 1 Shares
	14,149,927	29,250,979	—	43,400,906	—	—	69,045,388	5,855,032	519,508,839
Variable Portfolio – Loomis Sayles Growth Fund, Class 1 Shares
	16,404,263	98,356	(7,084,160)	9,418,459	—	25,915,971	59,315,782	—	275,019,015
Variable Portfolio – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares
	7,125,983	3,509,615	(160,463)	10,475,135	—	195,783	55,323,095	—	278,114,849
Variable Portfolio – MFS Value Fund, Class 1 Shares
	7,199,592	1,696,394	(93,731)	8,802,255	—	289,904	29,327,845	—	219,704,275
Variable Portfolio – MFS® Blended Research® Core Equity Fund, Class 1 Shares
	18,409,232	33,320	(148,941)	18,293,611	—	287,582	63,426,573	—	374,653,164
Variable Portfolio – Morgan Stanley Advantage Fund, Class 1 Shares
	5,862,199	4,339,083	(82,530)	10,118,752	—	209,975	60,530,883	—	275,027,670
Variable Portfolio – Oppenheimer International Growth Fund, Class 1 Shares
	37,969,141	3,694,321	(13,143,591)	28,519,871	27,734,643	(21,914,572)	77,703,235	2,518,293	350,509,218
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares
	20,327,506	4,590,363	—	24,917,869	189,680	—	2,564,331	5,490,189	272,601,485
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	7,918,728	50,588	(2,016,151)	5,953,165	—	3,187,554	20,576,637	—	130,671,980
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	6,020,276	10,262	(1,483,888)	4,546,650	—	6,925,437	2,215,860	—	127,351,660
Variable Portfolio – Pyramis® International Equity Fund, Class 1 Shares
	40,495,247	3,191,570	(282,486)	43,404,331	—	(716,831)	83,926,710	8,672,036	517,379,626
Variable Portfolio – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	7,691,441	2,022,261	(123,485)	9,590,217	—	313,123	27,368,643	—	218,752,846
Variable Portfolio – TCW Core Plus Bond Fund, Class 1 Shares
	15,494,164	3,686,091	—	19,180,255	618,573	—	2,300,155	2,946,556	203,694,309
Variable Portfolio – Victory Sycamore Established Value Fund, Class 1 Shares
	3,849,949	622,530	—	4,472,479	—	—	15,070,646	—	117,492,039
Variable Portfolio – Wells Fargo Short Duration Government Fund, Class 1 Shares
	1,484,177	359,467	—	1,843,644	906	—	(38,787)	158,632	18,547,061
Variable Portfolio – Westfield Mid Cap Growth Fund, Class 1 Shares
	4,446,797	635,101	—	5,081,898	—	—	20,683,375	—	119,068,867
Total					31,354,779	6,248,977	1,119,980,945	60,865,987	8,940,305,317

(d)	Non-income producing investment.
(e)	Principal and interest may not be guaranteed by the government.
(f)	Represents a security purchased on a when-issued basis.
(g)	The rate shown is the seven-day current annualized yield at December 31, 2017.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2017	15

Portfolio of Investments  (continued)
December 31, 2017
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Corporate Bonds & Notes	—	51,877,195	—	—	51,877,195
Equity Funds	—	—	—	6,378,072,963	6,378,072,963
Exchange-Traded Funds	946,209,338	—	—	—	946,209,338
Fixed-Income Funds	—	—	—	1,086,657,012	1,086,657,012
Foreign Government Obligations	—	1,124,705	—	—	1,124,705
Residential Mortgage-Backed Securities - Agency	—	339,098,355	—	—	339,098,355
U.S. Treasury Obligations	2,087,812	—	—	—	2,087,812
Options Purchased Puts	105,111,235	—	—	—	105,111,235
Money Market Funds	—	—	—	1,475,575,342	1,475,575,342
Total Investments	1,053,408,385	392,100,255	—	8,940,305,317	10,385,813,957
Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	5,397	—	—	5,397
Futures Contracts	37,046,803	—	—	—	37,046,803
Liability
Forward Foreign Currency Exchange Contracts	—	(233,952)	—	—	(233,952)
Futures Contracts	(1,267,251)	—	—	—	(1,267,251)
Total	1,089,187,937	391,871,700	—	8,940,305,317	10,421,364,954
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts and futures contracts are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2017	17

Statement of Assets and Liabilities
December 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$1,163,191,719
Investments in affiliated issuers, at cost	7,502,506,349
Investments in options purchased, at cost	135,973,846
Investments in unaffiliated issuers, at value	1,340,397,405
Investments in affiliated issuers, at value	8,940,305,317
Investments in options purchased, at value	105,111,235
Foreign currency (identified cost $8,479)	8,553
Cash collateral held at broker for:
TBA	291,000
Margin deposits on:
Futures contracts	77,448,427
Unrealized appreciation on forward foreign currency exchange contracts	5,397
Receivable for:
Investments sold	3,393,247
Dividends	3,832,281
Interest	824,225
Foreign tax reclaims	893
Variation margin for futures contracts	1,916,080
Prepaid expenses	37,680
Trustees’ deferred compensation plan	149,924
Total assets	10,473,721,664
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	233,952
Payable for:
Investments purchased on a delayed delivery basis	339,274,546
Capital shares purchased	4,285,713
Variation margin for futures contracts	7,399,851
Management services fees	49,770
Distribution and/or service fees	69,522
Service fees	478,038
Compensation of board members	1,228
Compensation of chief compliance officer	952
Other expenses	110,531
Trustees’ deferred compensation plan	149,924
Total liabilities	352,054,027
Net assets applicable to outstanding capital stock	$10,121,667,637
Represented by
Trust capital	$10,121,667,637
Total - representing net assets applicable to outstanding capital stock	$10,121,667,637
Class 2
Net assets	$10,121,667,637
Shares outstanding	738,029,498
Net asset value per share	$13.71
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2017

Statement of Operations
Year Ended December 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$18,893,534
Dividends — affiliated issuers	60,865,987
Interest	1,870,641
Total income	81,630,162
Expenses:
Management services fees	16,491,650
Distribution and/or service fees
Class 2	22,673,195
Service fees
Class 2	2,849,766
Transfer agent fees
Class 2	691,694
Compensation of board members	168,207
Custodian fees	52,155
Printing and postage fees	134,327
Audit fees	28,535
Legal fees	245,852
Compensation of chief compliance officer	3,786
Other	210,672
Total expenses	43,549,839
Net investment income	38,080,323
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	21,894,334
Investments — affiliated issuers	6,248,977
Capital gain distributions from underlying affiliated funds	31,354,779
Foreign currency translations	309,059
Forward foreign currency exchange contracts	(698,886)
Futures contracts	236,578,433
Options purchased	(131,447,666)
Swap contracts	6,014,841
Net realized gain	170,253,871
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	130,413,791
Investments — affiliated issuers	1,119,980,945
Foreign currency translations	524,995
Forward foreign currency exchange contracts	(310,878)
Futures contracts	26,027,673
Options purchased	(12,360,069)
Swap contracts	(872,101)
Net change in unrealized appreciation (depreciation)	1,263,404,356
Net realized and unrealized gain	1,433,658,227
Net increase in net assets resulting from operations	$1,471,738,550
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2017	19

Statement of Changes in Net Assets
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$38,080,323	$28,812,569
Net realized gain (loss)	170,253,871	(185,806,111)
Net change in unrealized appreciation (depreciation)	1,263,404,356	428,943,086
Net increase in net assets resulting from operations	1,471,738,550	271,949,544
Increase in net assets from capital stock activity	417,082,709	519,362,729
Total increase in net assets	1,888,821,259	791,312,273
Net assets at beginning of year	8,232,846,378	7,441,534,105
Net assets at end of year	$10,121,667,637	$8,232,846,378
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2
Subscriptions	42,930,125	550,269,700	55,380,621	621,499,142
Redemptions	(10,636,580)	(133,186,991)	(8,865,923)	(102,136,413)
Net increase	32,293,545	417,082,709	46,514,698	519,362,729
Total net increase	32,293,545	417,082,709	46,514,698	519,362,729
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2017	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Class 2	Year Ended December 31,
	2017	2016	2015	2014	2013 (a)
Per share data
Net asset value, beginning of period	$11.67	$11.29	$11.68	$11.14	$10.00
Income from investment operations:
Net investment income	0.05	0.04	0.03	0.03	0.02
Net realized and unrealized gain (loss)	1.99	0.34	(0.42)	0.51	1.12
Total from investment operations	2.04	0.38	(0.39)	0.54	1.14
Net asset value, end of period	$13.71	$11.67	$11.29	$11.68	$11.14
Total return	17.48%	3.37%	(3.34%)	4.85%	11.40%
Ratios to average net assets
Total gross expenses(b)	0.48%	0.47%	0.48%	0.49%	0.53% (c)
Total net expenses(b),(d)	0.48%	0.47%	0.48%	0.49%	0.51% (c)
Net investment income	0.42%	0.37%	0.29%	0.26%	0.27% (c)
Supplemental data
Net assets, end of period (in thousands)	$10,121,668	$8,232,846	$7,441,534	$6,005,482	$1,992,053
Portfolio turnover	83%	91%	74%	47%	36%

Notes to Financial Highlights
(a)	Class 2 shares commenced operations on April 12, 2013. Per share data and total return reflect activity from that date.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Annualized.
(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2017

Notes to Financial Statements
December 31, 2017
Note 1. Organization
Columbia Variable Portfolio – Managed Volatility Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds).
For information on the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar
Columbia Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
December 31, 2017
securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
24	Columbia Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.
Columbia Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
December 31, 2017
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity market risk and to increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund
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Notes to Financial Statements  (continued)
December 31, 2017
gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index, to increase or decrease its credit exposure to a specific debt security or a basket of debt securities, as a protection buyer to reduce overall credit exposure and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be
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Notes to Financial Statements  (continued)
December 31, 2017
partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2017:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	31,163,593*
Equity risk	Investments, at value — Options Purchased	105,111,235
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	5,397
Foreign exchange risk	Component of trust capital — unrealized appreciation on futures contracts	5,673,030*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	210,180*
Total		142,163,435

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	967,002*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	233,952
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	300,249*
Total		1,501,203

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
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Notes to Financial Statements  (continued)
December 31, 2017
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	6,014,841	6,014,841
Equity risk	—	225,007,368	(131,447,666)	—	93,559,702
Foreign exchange risk	(698,886)	6,040,009	—	—	5,341,123
Interest rate risk	—	5,531,056	—	—	5,531,056
Total	(698,886)	236,578,433	(131,447,666)	6,014,841	110,446,722

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	(872,101)	(872,101)
Equity risk	—	13,865,384	(12,360,069)	—	1,505,315
Foreign exchange risk	(310,878)	10,390,779	—	—	10,079,901
Interest rate risk	—	1,771,510	—	—	1,771,510
Total	(310,878)	26,027,673	(12,360,069)	(872,101)	12,484,625
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	2,286,412,776
Futures contracts — short	480,901,455
Credit default swap contracts — sell protection	225,000,000

Derivative instrument	Average value ($)*
Options contracts — purchased	74,572,480

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	37,936	(134,030)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2017.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
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Notes to Financial Statements  (continued)
December 31, 2017
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
30	Columbia Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2017:
	Deutsche Bank ($)	UBS ($)	Total ($)
Assets
Forward foreign currency exchange contracts	-	5,397	5,397
Options purchased puts	105,111,235	-	105,111,235
Total assets	105,111,235	5,397	105,116,632
Liabilities
Forward foreign currency exchange contracts	-	233,952	233,952
Total liabilities	-	233,952	233,952
Total financial and derivative net assets	105,111,235	(228,555)	104,882,680
Total collateral received (pledged) (a)	-	-	-
Net amount (b)	105,111,235	(228,555)	104,882,680

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
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Notes to Financial Statements  (continued)
December 31, 2017
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a
32	Columbia Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2017 was 0.18% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Service fees
Effective July 1, 2017, the Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund bears a service fee paid to Participating Insurance Companies and other financial intermediaries up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2017, was 0.03% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Transfer agency fees
Prior to July 1, 2017, the Fund was a party to a Transfer and Dividend Disbursing Agent Agreement with the Transfer Agent. The annual fee rate under this agreement was 0.00% on assets invested in Underlying Funds that pay a transfer agency fee to the Transfer Agent and 0.06% of the Fund’s average daily net assets on assets invested in securities (other than Underlying Funds that paid a transfer agency fee to the Transfer Agent), including other funds that did not pay a transfer agency fee to the Transfer Agent, exchange-traded funds, derivatives and individual securities. Effective July 1, 2017, the Fund and the Underlying Funds no longer pays a transfer agency fee.
For the year ended December 31, 2017, the Fund’s effective transfer agency fee rate as a percentage of average daily net assets of Class 2 shares was 0.01%.
Columbia Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2017	33

Notes to Financial Statements  (continued)
December 31, 2017
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rates contractual through April 30, 2018
Class 2	1.10%
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $7,077,093,829 and $6,693,324,752, respectively, for the year ended December 31, 2017, of which $5,943,950,440 and $6,055,452,859, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate
34	Columbia Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended December 31, 2017.
Note 7. Significant risks
Shareholder concentration risk
At December 31, 2017, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2017	35

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – Managed Volatility Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Managed Volatility Growth Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2017 and for the period April 12, 2013 (commencement of operations) through December 31, 2013 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the four years in the period ended December 31, 2017 and for the period April 12, 2013 (commencement of operations) through December 31, 2013 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
36	Columbia Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	66	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	66	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	66	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	66	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	66	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Columbia Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2017	37

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	66	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	66	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	66	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	66	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
38	Columbia Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	191	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2017	39

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
40	Columbia Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2017

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2017	41

Columbia Variable Portfolio – Managed Volatility Growth Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
S-6598 AP (2/18)

Annual Report
December 31, 2017
Columbia Variable Portfolio – Managed Volatility Conservative Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Managed Volatility Conservative Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Managed Volatility Conservative Fund (the Fund) pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Jeffrey Knight, CFA
Lead Portfolio Manager
Managed Fund since 2013
Anwiti Bahuguna, Ph.D.
Co-Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Co-Portfolio Manager
Managed Fund since 2016
Brian Virginia
Co-Portfolio Manager
Managed Fund since 2014
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	Life
Class 2	04/12/13	7.88	3.25
Blended Benchmark		7.08	4.02
Bloomberg Barclays U.S. Aggregate Bond Index		3.54	2.09
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Blended Benchmark consists of 80% Bloomberg Barclays U.S. Aggregate Bond Index, 14% Russell 3000 Index and 6% MSCI EAFE Index (Net).
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 12, 2013 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Managed Volatility Conservative Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio Allocation (%) (at December 31, 2017)
Allocations to Underlying Funds
Underlying Funds: Equity Funds	15.0
International	3.8
U.S. Large Cap	8.8
U.S. Mid Cap	1.0
U.S. Small Cap	1.4
Underlying Funds: Fixed-Income Funds	51.7
Investment Grade	51.7
Allocations to Tactical Assets
Corporate Bonds & Notes	1.0
Exchange-Traded Funds	7.6
Foreign Government Obligations	0.0 (a)
Money Market Fund Shares Held to Cover Open Derivatives Instruments(b)	19.1
Options Purchased Puts	0.3
Residential Mortgage-Backed Securities - Agency	5.2
U.S. Treasury Obligations	0.1
Total	100.0

(a)	Rounds to zero.
(b)	Includes investments in Affiliated Money Market Funds (amounting to $92.9 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Columbia Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
For the 12-month period ended December 31, 2017, the Fund’s Class 2 shares returned 7.88%. During the same time period, the Fund outperformed its Blended Benchmark, which gained 7.08%, as well as the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 3.54%. An overweight in equities and an underweight in fixed income aided performance relative to the Blended Benchmark. Results from large-cap funds were also favorable to return.
Confident investors drove global markets higher in 2017
Although the year was marked with uncertainty on the U.S. political scene and global tensions remained high, investors optimistically anticipated stronger economic growth, higher corporate earnings and lower taxes in the year ahead and drove the financial markets higher in 2017. Preliminary data confirmed that global economic growth was on track to rise at a pace of approximately 2.3% in 2017, with broad participation across both developed and emerging countries. Export-oriented emerging markets, including Brazil and Russia, benefited from recovering commodity prices and rising demand in China and developed countries. U.S. economic growth picked up in the year, as real gross domestic product (GDP) expanded at an annualized rate of more than 3.0% for two consecutive quarters for the first time since 2014; 3% is the long-term historical average growth rate of real GDP. Even though jobs were lost as a result of hurricane disruptions during the third quarter, the unemployment rate fell to 4.1%, as the U.S. labor market added an average of more than 170,000 new jobs per month over the past 12 months. Wage growth failed to keep pace with job growth, but there was hope that lower corporate taxes would move companies to raise wages more robustly. A tight job market was also expected to put pressure on wages. At 4.1% unemployment, the U.S. economy is at what most economists consider full employment. Robust manufacturing activity, higher consumer spending and expectations that less stringent regulation in certain industries would further boost growth also supported investor confidence.
Against this backdrop, stock markets in the United States, Europe, Asia and Japan gained 20% or more in 2017, all as measured by their respective MSCI indexes. China led the world’s major stock markets with a 54% gain. The Dow Jones Industrial Average reached four 1,000 point milestones, opening just above 20,000 in January and closing just under 25,000 on December 29, 2017. The S&P 500 Index, a broad-based measure of U.S. equity returns, gained 21.83% during the same time period. The Bloomberg Barclays U.S. Aggregate Bond Index, which measures returns of U.S. investment-grade government and corporate bonds, gained 3.54%. Technology shares led the global market on rising corporate profits, which were helped by the U.S. dollar’s decline against major market currencies during the year.
While monetary policy remained accommodative outside the United States, the U.S. Federal Reserve (the Fed) raised the target range on its key short-term interest rate, the federal funds rate, three times in 2017. The Fed cited solid job and economic growth and progress toward its 2.0% inflation target. The federal funds rate target started the year at 0.75% - 1.00% and ended the year at 1.25% - 1.50%. Short-term rates rose during the year, but the 10-year Treasury benchmark closed the year approximately where it started.
Significant performance factors
An overweight in equities, which was driven by the Fund’s dynamic algorithm-based allocation, helped the Fund outperform its Blended Benchmark. Derivative securities such as forward foreign currency exchange contracts, futures and options were used to execute the Fund’s dynamic algorithm. On a stand-alone basis, the net impact of these derivative securities on the Fund’s performance was positive during the period. Fixed-income allocations all remained several percentage points below the Blended Benchmark’s allocation. Exposure to Japan’s equity markets through equity index futures also boosted relative results.
Underlying fund performance was mixed. Domestic large-cap equity funds outperformed, with stronger returns from growth funds than from value funds. Growth funds had greater allocations to the information technology and consumer discretionary sectors, which were strong performers for the year. Even though fixed income was an underweight for the year, fixed-income funds that held long-duration Treasuries outperformed, as long-term yields were stable to down for the period (bond prices and yields typically move in opposite directions).
International equity funds, while contributing nicely to Fund gains, detracted from relative performance, as did exposure to short and medium-term Treasury bonds, via bond futures. Protective put options, which are used to help shield investors from outsized losses in periods of equity market declines, detracted from results as the equity market outperformed.
4	Columbia Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
At period’s end
The Fund seeks to deliver a strong risk-adjusted return over time with broad diversification across asset classes. Tactical decisions and positioning changes outside those driven by the dynamic algorithm are generally small in scope and magnitude. At period’s end, the Fund’s asset allocation tools continue to favor equities over fixed income.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class 2 shares of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	1,035.60	1,022.09	2.89	2.87	0.57	5.13	5.09	1.01
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
6	Columbia Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2017

Portfolio of Investments
December 31, 2017
(Percentages represent value of investments compared to net assets)
Corporate Bonds & Notes(a) 1.0%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Aerospace & Defense 0.0%
Lockheed Martin Corp.
11/23/2018	1.850%		17,000	16,969
09/15/2021	3.350%		40,000	41,139
09/15/2052	4.090%		20,000	20,929
Northrop Grumman Corp.
06/01/2018	1.750%		65,000	64,963
10/15/2047	4.030%		15,000	15,656
Total				159,656
Automotive 0.0%
Ford Motor Co.
12/08/2046	5.291%		3,000	3,264
Banking 0.1%
Bank of Nova Scotia (The)
06/11/2018	1.700%		35,000	34,978
Citigroup, Inc.
05/01/2026	3.400%		10,000	10,064
10/21/2026	3.200%		35,000	34,725
Goldman Sachs Group, Inc. (The)
01/26/2027	3.850%		20,000	20,534
JPMorgan Chase & Co.
03/22/2019	1.850%		20,000	19,929
10/01/2026	2.950%		14,000	13,749
Morgan Stanley
07/27/2026	3.125%		5,000	4,926
01/20/2027	3.625%		40,000	40,928
Wells Fargo & Co.
10/23/2026	3.000%		45,000	44,110
Total				223,943
Cable and Satellite 0.1%
Charter Communications Operating LLC/Capital
05/01/2047	5.375%		15,000	15,471
Comcast Corp.
02/15/2018	5.875%		30,000	30,148
08/15/2047	4.000%		10,000	10,443
11/01/2052	4.049%		10,000	10,238
Sky PLC(b)
11/24/2023	1.875%	EUR	100,000	127,880
Total				194,180
Chemicals 0.0%
LYB International Finance BV
03/15/2044	4.875%		5,000	5,596
Diversified Manufacturing 0.0%
General Electric Co.
10/09/2042	4.125%		25,000	26,169
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Honeywell International, Inc.
02/22/2023	1.300%	EUR	100,000	124,709
United Technologies Corp.
05/04/2020	1.900%		30,000	29,708
Total				180,586
Electric 0.3%
AEP Texas, Inc.(b)
10/01/2047	3.800%		15,000	15,482
Appalachian Power Co.
05/15/2044	4.400%		10,000	11,023
Arizona Public Service Co.
05/15/2046	3.750%		5,000	5,139
CMS Energy Corp.
03/01/2024	3.875%		25,000	26,126
11/15/2025	3.600%		45,000	46,100
02/15/2027	2.950%		50,000	48,075
Consolidated Edison Co. of New York, Inc.
06/15/2046	3.850%		10,000	10,430
Dominion Energy, Inc.
06/15/2018	1.900%		45,000	44,993
DTE Energy Co.
06/01/2024	3.500%		35,000	35,813
10/01/2026	2.850%		130,000	124,879
Duke Energy Corp.
10/15/2023	3.950%		129,000	135,366
09/01/2046	3.750%		10,000	9,908
Duke Energy Florida LLC
01/15/2027	3.200%		15,000	15,165
Edison International
09/15/2022	2.400%		25,000	24,456
Emera U.S. Finance LP
06/15/2046	4.750%		55,000	60,417
Eversource Energy
01/15/2018	1.600%		11,000	10,999
05/01/2018	1.450%		78,000	77,862
03/15/2022	2.750%		5,000	5,004
FirstEnergy Corp.
07/15/2047	4.850%		5,000	5,553
Indiana Michigan Power Co.
07/01/2047	3.750%		30,000	30,481
Innogy Finance BV(b)
06/03/2030	6.250%	GBP	10,000	18,494
Mississippi Power Co.
03/15/2042	4.250%		5,000	4,881
NextEra Energy Capital Holdings, Inc.
04/01/2019	2.300%		5,000	4,998

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
NSTAR Electric Co.
05/15/2027	3.200%		20,000	20,209
Pacific Gas & Electric Co.
02/15/2024	3.750%		30,000	31,235
02/15/2044	4.750%		30,000	33,397
12/01/2046	4.000%		5,000	5,097
Public Service Electric & Gas Co.
05/15/2027	3.000%		25,000	24,866
Public Service Enterprise Group, Inc.
11/15/2019	1.600%		15,000	14,753
Southern Co. (The)
07/01/2046	4.400%		52,000	55,571
WEC Energy Group, Inc.
06/15/2018	1.650%		20,000	19,949
06/15/2025	3.550%		35,000	35,879
Western Power Distribution PLC(b)
11/06/2023	3.625%	GBP	100,000	145,667
Xcel Energy, Inc.
05/15/2020	4.700%		38,000	39,603
12/01/2026	3.350%		55,000	55,636
Total				1,253,506
Food and Beverage 0.1%
Anheuser-Busch InBev Finance, Inc.
02/01/2046	4.900%		15,000	17,383
Kraft Heinz Foods Co.
06/01/2046	4.375%		30,000	29,715
Molson Coors Brewing Co.
03/15/2019	1.900%		15,000	14,934
07/15/2024	1.250%	EUR	100,000	120,984
PepsiCo, Inc.
02/22/2019	1.500%		45,000	44,771
05/02/2019	1.550%		15,000	14,917
10/06/2046	3.450%		5,000	4,850
Sysco Corp.
07/15/2021	2.500%		10,000	9,964
Tyson Foods, Inc.
08/15/2019	2.650%		25,000	25,113
06/02/2047	4.550%		5,000	5,461
Wm. Wrigley Jr., Co.(b)
10/21/2018	2.400%		8,000	8,009
10/21/2019	2.900%		60,000	60,575
Total				356,676
Health Care 0.1%
Becton Dickinson and Co.
06/06/2027	3.700%		70,000	70,507
Cardinal Health, Inc.
06/15/2027	3.410%		55,000	53,933
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Express Scripts Holding Co.
07/15/2046	4.800%	30,000	31,906
Medtronic Global Holdings SCA
03/28/2019	1.700%	45,000	44,795
Total			201,141
Healthcare Insurance 0.0%
Aetna, Inc.
08/15/2047	3.875%	10,000	9,873
UnitedHealth Group, Inc.
10/15/2020	1.950%	35,000	34,662
04/15/2047	4.250%	5,000	5,495
10/15/2047	3.750%	20,000	20,406
Total			70,436
Independent Energy 0.0%
Anadarko Petroleum Corp.
07/15/2044	4.500%	15,000	14,882
Apache Corp.
01/15/2044	4.250%	5,000	4,864
Canadian Natural Resources Ltd.
06/01/2047	4.950%	15,000	16,829
Continental Resources, Inc.
06/01/2024	3.800%	10,000	9,873
Hess Corp.
04/01/2047	5.800%	15,000	16,675
Noble Energy, Inc.
11/15/2043	5.250%	11,000	12,130
Total			75,253
Integrated Energy 0.0%
Cenovus Energy, Inc.
09/15/2042	4.450%	22,000	20,345
09/15/2043	5.200%	5,000	5,046
Total			25,391
Life Insurance 0.1%
American International Group, Inc.
07/10/2025	3.750%	15,000	15,441
Brighthouse Financial, Inc.(b)
06/22/2047	4.700%	30,000	30,581
Five Corners Funding Trust(b)
11/15/2023	4.419%	5,000	5,361
Guardian Life Insurance Co. of America (The)(b)
Subordinated
06/19/2064	4.875%	20,000	22,584
Massachusetts Mutual Life Insurance Co.(b)
Subordinated
04/01/2077	4.900%	20,000	22,757

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Northwestern Mutual Life Insurance Co. (The)(b)
Subordinated
03/30/2040	6.063%		5,000	6,704
09/30/2047	3.850%		25,000	25,355
Nuveen Finance LLC(b)
11/01/2019	2.950%		15,000	15,139
Peachtree Corners Funding Trust(b)
02/15/2025	3.976%		100,000	103,010
Teachers Insurance & Annuity Association of America(b)
Subordinated
09/15/2044	4.900%		50,000	57,459
05/15/2047	4.270%		18,000	19,070
Total				323,461
Media and Entertainment 0.0%
21st Century Fox America, Inc.
09/15/2044	4.750%		10,000	11,469
Discovery Communications LLC
09/20/2047	5.200%		5,000	5,210
Scripps Networks Interactive, Inc.
11/15/2024	3.900%		12,000	12,206
Thomson Reuters Corp.
10/15/2019	4.700%		15,000	15,582
Total				44,467
Midstream 0.0%
Enterprise Products Operating LLC
05/07/2018	1.650%		17,000	16,975
02/15/2045	5.100%		23,000	26,101
05/15/2046	4.900%		2,000	2,216
Kinder Morgan Energy Partners LP
03/01/2043	5.000%		50,000	50,406
Kinder Morgan, Inc.
02/15/2046	5.050%		15,000	15,520
Plains All American Pipeline LP/Finance Corp.
11/01/2024	3.600%		5,000	4,869
06/15/2044	4.700%		46,000	43,056
Williams Partners LP
09/15/2045	5.100%		31,000	33,925
Total				193,068
Natural Gas 0.1%
Cadent Finance PLC(b)
09/22/2028	2.125%	GBP	100,000	131,933
NiSource Finance Corp.
02/15/2043	5.250%		25,000	29,946
05/15/2047	4.375%		20,000	21,906
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Sempra Energy
06/15/2024	3.550%		100,000	102,388
Total				286,173
Other REIT 0.0%
SELP Finance Sarl(b)
10/25/2023	1.250%	EUR	100,000	120,500
Pharmaceuticals 0.0%
Allergan Funding SCS
03/15/2025	3.800%		35,000	35,621
Amgen, Inc.
06/15/2051	4.663%		23,000	25,722
Mylan NV
06/15/2046	5.250%		5,000	5,471
Shire Acquisitions Investments Ireland DAC
09/23/2019	1.900%		40,000	39,628
Teva Pharmaceutical Finance Netherlands III BV
10/01/2046	4.100%		5,000	3,816
Total				110,258
Property & Casualty 0.0%
CNA Financial Corp.
05/15/2024	3.950%		61,000	63,443
Railroads 0.0%
CSX Corp.
11/01/2046	3.800%		10,000	9,968
Restaurants 0.0%
McDonald’s Corp.
03/01/2018	5.350%		50,000	50,296
12/09/2045	4.875%		15,000	17,351
Total				67,647
Retail REIT 0.0%
Simon Property Group LP
12/01/2027	3.375%		5,000	5,024
Retailers 0.0%
CVS Health Corp.
06/01/2021	2.125%		30,000	29,313
07/20/2022	3.500%		10,000	10,193
Total				39,506
Supermarkets 0.0%
Kroger Co. (The)
02/01/2047	4.450%		20,000	20,056
01/15/2048	4.650%		10,000	10,279
Total				30,335

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Technology 0.1%
Apple, Inc.
02/09/2045	3.450%		28,000	27,347
Broadcom Corp./Cayman Finance Ltd.(b)
01/15/2027	3.875%		40,000	39,461
01/15/2028	3.500%		15,000	14,314
Cisco Systems, Inc.
09/20/2019	1.400%		35,000	34,621
International Business Machines Corp.
11/19/2019	1.375%	EUR	100,000	123,428
Microsoft Corp.
08/08/2046	3.700%		15,000	15,636
02/06/2047	4.250%		15,000	17,157
Oracle Corp.
09/15/2021	1.900%		20,000	19,670
11/15/2047	4.000%		7,000	7,443
QUALCOMM, Inc.
05/20/2047	4.300%		5,000	5,042
Total				304,119
Transportation Services 0.0%
ERAC U.S.A. Finance LLC(b)
11/15/2024	3.850%		20,000	20,676
02/15/2045	4.500%		10,000	10,267
FedEx Corp.
04/01/2046	4.550%		30,000	32,895
Heathrow Funding Ltd.(b)
02/15/2023	5.225%	GBP	50,000	79,151
Total				142,989
Wireless 0.0%
American Tower Corp.
07/15/2027	3.550%		10,000	9,954
Vodafone Group PLC
02/19/2043	4.375%		10,000	10,285
Total				20,239
Wirelines 0.0%
AT&T, Inc.
06/15/2045	4.350%		48,000	44,334
03/01/2047	5.450%		20,000	21,429
Verizon Communications, Inc.
03/15/2055	4.672%		36,000	34,904
Total				100,667
Total Corporate Bonds & Notes (Cost $4,497,826)				4,611,492
Equity Funds 15.8%
	Shares	Value ($)
International 4.0%
Variable Portfolio – DFA International Value Fund, Class 1 Shares(c)	320,313	3,677,189
Variable Portfolio – Lazard International Equity Advantage Fund, Class 1 Shares(c)	459,441	5,499,504
Variable Portfolio – Oppenheimer International Growth Fund, Class 1 Shares(c)	299,200	3,677,174
Variable Portfolio – Pyramis® International Equity Fund, Class 1 Shares(c)	461,365	5,499,473
Total		18,353,340
U.S. Large Cap 9.2%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(c),(d)	172,297	3,802,599
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(c),(d)	241,666	11,754,632
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares(c),(d)	159,493	4,035,166
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(c),(d)	207,223	3,473,060
Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1 Shares(c),(d)	83,646	2,080,284
Variable Portfolio – Loomis Sayles Growth Fund, Class 1 Shares(c),(d)	104,635	3,055,353
Variable Portfolio – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares(c),(d)	114,851	3,049,279
Variable Portfolio – MFS Value Fund, Class 1 Shares(c),(d)	83,400	2,081,668
Variable Portfolio – MFS® Blended Research® Core Equity Fund, Class 1 Shares(c),(d)	210,993	4,321,129
Variable Portfolio – Morgan Stanley Advantage Fund, Class 1 Shares(c),(d)	112,353	3,053,764
Variable Portfolio – T. Rowe Price Large Cap Value Fund, Class 1 Shares(c),(d)	91,206	2,080,414
Total		42,787,348
U.S. Mid Cap 1.1%
Columbia Variable Portfolio – Mid Cap Growth Fund, Class 1 Shares(c),(d)	41,582	1,072,404
Columbia Variable Portfolio – Mid Cap Value Fund, Class 1 Shares(c),(d)	47,187	1,072,093
Variable Portfolio – Victory Sycamore Established Value Fund, Class 1 Shares(c),(d)	55,598	1,460,565
Variable Portfolio – Westfield Mid Cap Growth Fund, Class 1 Shares(c),(d)	62,387	1,461,713
Total		5,066,775

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Equity Funds (continued)
	Shares	Value ($)
U.S. Small Cap 1.5%
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares(c),(d)	102,538	2,360,436
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(c),(d)	107,712	2,364,272
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(c),(d)	84,476	2,366,164
Total		7,090,872
Total Equity Funds (Cost $54,558,719)		73,298,335

Exchange-Traded Funds 8.0%

iShares MSCI EAFE ETF	245,532	17,263,355
SPDR S&P 500 ETF Trust	73,425	19,594,195
Total Exchange-Traded Funds (Cost $29,811,222)		36,857,550

Fixed-Income Funds 54.5%

Investment Grade 54.5%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(c)	4,862,354	50,373,992
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(c)	1,606,387	15,164,297
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(c)	2,412,280	25,642,532
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(c)	1,455,713	15,066,629
Variable Portfolio – American Century Diversified Bond Fund, Class 1 Shares(c)	4,538,276	50,601,778
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares(c)	3,524,814	38,561,463
Variable Portfolio – TCW Core Plus Bond Fund, Class 1 Shares(c)	4,737,170	50,308,745
Variable Portfolio – Wells Fargo Short Duration Government Fund, Class 1 Shares(c)	624,303	6,280,484
Total		251,999,920
Total Fixed-Income Funds (Cost $248,946,506)		251,999,920
Foreign Government Obligations(a),(e) 0.0%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Netherlands 0.0%
Enexis Holding NV(b)
10/20/2023	1.500%	EUR	100,000	126,128
Total Foreign Government Obligations (Cost $113,064)				126,128

Residential Mortgage-Backed Securities - Agency 5.5%

Federal National Mortgage Association(f)
01/17/2033	2.500%		9,592,000	9,577,013
01/17/2033	3.000%		592,000	602,984
01/17/2033- 01/11/2048	3.500%		14,340,000	14,747,665
01/11/2048	4.000%		592,000	619,077
Total Residential Mortgage-Backed Securities - Agency (Cost $25,532,350)				25,546,739

U.S. Treasury Obligations 0.1%

U.S. Treasury
09/30/2019	1.375%		540,000	535,349
05/15/2045	3.000%		40,000	42,016
08/15/2047	2.750%		45,000	45,063
Total U.S. Treasury Obligations (Cost $622,279)				622,428

Options Purchased Puts 0.3%
Value ($)
(Cost $1,947,921)	1,425,650

Money Market Funds 20.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(c),(g)	92,934,721	92,934,721
Total Money Market Funds (Cost $92,934,240)		92,934,721
Total Investments (Cost: $458,964,127)		487,422,963
Other Assets & Liabilities, Net		(24,516,164)
Net Assets		462,906,799

At December 31, 2017, securities and/or cash totaling $1,406,631 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
December 31, 2017
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
640,000 EUR	754,995 USD	UBS	01/29/2018	—	(14,173)
275,000 GBP	368,951 USD	UBS	01/29/2018	—	(2,684)
28,392 USD	24,000 EUR	UBS	01/29/2018	452	—
Total				452	(16,857)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
BP Currency	10	03/2018	USD	847,313	6,777	—
Canadian Government 10-Year Bond	1	03/2018	CAD	135,275	—	(875)
Euro FX	3	03/2018	USD	452,831	8,584	—
EURO STOXX 50	14	03/2018	EUR	489,020	—	(13,579)
Euro-Bobl	2	03/2018	EUR	263,704	—	(1,398)
Euro-Bund	1	03/2018	EUR	162,575	—	(475)
FTSE 100 Index	4	03/2018	GBP	305,520	13,151	—
JPY Currency	13	03/2018	USD	1,448,525	8,808	—
Russell 2000 E-mini	11	03/2018	USD	845,075	6,985	—
S&P 500 E-mini	231	03/2018	USD	30,907,800	504,366	—
S&P 500 Index	1	03/2018	USD	669,000	11,284	—
SPI 200 Index	6	03/2018	AUD	903,000	84	—
TOPIX Index	16	03/2018	JPY	290,720,000	58,768	—
U.S. Long Bond	37	03/2018	USD	5,768,525	20,020	—
U.S. Treasury 10-Year Note	145	03/2018	USD	18,077,724	—	(50,415)
U.S. Treasury 2-Year Note	114	03/2018	USD	24,451,737	—	(43,654)
U.S. Treasury 5-Year Note	146	03/2018	USD	17,002,515	—	(57,616)
U.S. Ultra Bond	4	03/2018	USD	676,273	6,197	—
Total					645,024	(168,012)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-Schatz	(1)	03/2018	EUR	(112,192)	158	—
S&P/TSE 60 Index	(2)	03/2018	CAD	(382,960)	—	(2,406)
U.S. Long Bond	(8)	03/2018	USD	(1,247,249)	—	(3,755)
U.S. Treasury 10-Year Note	(1)	03/2018	USD	(124,674)	375	—
U.S. Treasury 2-Year Note	(3)	03/2018	USD	(643,467)	1,167	—
U.S. Treasury Ultra 10-Year Note	(2)	03/2018	USD	(270,157)	17	—
Total					1,717	(6,161)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Deutsche Bank	USD	13,368,050	50	1,950.00	06/2019	334,662	190,750
S&P 500 Index	Deutsche Bank	USD	14,704,855	55	1,900.00	06/2019	326,801	186,450
S&P 500 Index	Deutsche Bank	USD	14,704,855	55	1,850.00	06/2019	289,841	165,275
S&P 500 Index	Deutsche Bank	USD	16,576,382	62	2,000.00	12/2019	461,097	390,910
S&P 500 Index	Deutsche Bank	USD	11,496,523	43	2,050.00	12/2019	350,151	300,140
S&P 500 Index	Deutsche Bank	USD	6,684,025	25	2,100.00	12/2019	185,369	192,125
Total							1,947,921	1,425,650
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Notes to Portfolio of Investments
(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(b)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2017, the value of these securities amounted to $1,226,557, which represents 0.26% of net assets.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	96,565,730	42,982,889	(46,613,898)	92,934,721	—	(400)	482	854,021	92,934,721
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	200,106	26,559	(54,368)	172,297	—	82,629	628,637	—	3,802,599
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	286,601	35,823	(80,758)	241,666	—	238,767	2,208,278	—	11,754,632
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares
	174,860	26,766	(42,133)	159,493	—	49,563	475,226	—	4,035,166
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	4,695,723	823,048	(656,417)	4,862,354	379,633	(88,448)	201,906	1,253,622	50,373,992
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	252,029	36,989	(81,795)	207,223	—	75,368	733,370	—	3,473,060
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	1,543,856	277,841	(215,310)	1,606,387	—	(160,426)	124,311	315,513	15,164,297
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	2,498,706	475,433	(561,859)	2,412,280	88,368	(185,009)	1,926,886	770,450	25,642,532
Columbia Variable Portfolio – Mid Cap Growth Fund, Class 1 Shares
	48,196	7,198	(13,812)	41,582	—	20,378	190,383	—	1,072,404
Columbia Variable Portfolio – Mid Cap Value Fund, Class 1 Shares
	50,749	8,545	(12,107)	47,187	—	19,329	113,229	—	1,072,093
Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1 Shares
	96,788	15,151	(28,293)	83,646	—	64,947	319,366	—	2,080,284
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares
	127,273	25,770	(50,505)	102,538	—	107,952	143,181	—	2,360,436
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	1,409,488	253,689	(207,464)	1,455,713	8,997	(50,193)	104,408	389,283	15,066,629
Variable Portfolio – American Century Diversified Bond Fund, Class 1 Shares
	4,460,230	715,088	(637,042)	4,538,276	276,437	(108,004)	1,014,066	1,046,897	50,601,778
Variable Portfolio – DFA International Value Fund, Class 1 Shares
	548,273	87,842	(315,802)	320,313	—	125,077	667,165	75,779	3,677,189
Variable Portfolio – Lazard International Equity Advantage Fund, Class 1 Shares
	210,675	368,259	(119,493)	459,441	—	25,018	796,996	63,414	5,499,504
Variable Portfolio – Loomis Sayles Growth Fund, Class 1 Shares
	232,960	26,490	(154,815)	104,635	—	354,406	629,544	—	3,055,353
Variable Portfolio – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares
	97,884	62,324	(45,357)	114,851	—	32,647	640,455	—	3,049,279
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
December 31, 2017
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Variable Portfolio – MFS Value Fund, Class 1 Shares
	93,916	14,625	(25,141)	83,400	—	40,072	282,678	—	2,081,668
Variable Portfolio – MFS® Blended Research® Core Equity Fund, Class 1 Shares
	243,090	33,311	(65,408)	210,993	—	83,427	687,636	—	4,321,129
Variable Portfolio – Morgan Stanley Advantage Fund, Class 1 Shares
	80,287	73,434	(41,368)	112,353	—	49,096	673,681	—	3,053,764
Variable Portfolio – Oppenheimer International Growth Fund, Class 1 Shares
	497,406	85,461	(283,667)	299,200	286,280	(3,858)	616,795	26,387	3,677,174
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares
	3,439,791	540,666	(455,643)	3,524,814	27,441	(110,083)	527,977	794,254	38,561,463
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	104,754	35,827	(32,869)	107,712	—	24,539	347,356	—	2,364,272
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	80,773	29,055	(25,352)	84,476	—	44,382	129,814	—	2,366,164
Variable Portfolio – Pyramis® International Equity Fund, Class 1 Shares
	524,738	98,936	(162,309)	461,365	—	(48,848)	994,127	92,949	5,499,473
Variable Portfolio – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	101,303	15,437	(25,534)	91,206	—	36,712	263,829	—	2,080,414
Variable Portfolio – TCW Core Plus Bond Fund, Class 1 Shares
	4,633,153	733,687	(629,670)	4,737,170	155,663	(104,842)	748,349	741,496	50,308,745
Variable Portfolio – Victory Sycamore Established Value Fund, Class 1 Shares
	61,162	10,331	(15,895)	55,598	—	28,871	179,809	—	1,460,565
Variable Portfolio – Wells Fargo Short Duration Government Fund, Class 1 Shares
	600,151	105,050	(80,898)	624,303	316	(9,026)	(2,122)	55,362	6,280,484
Variable Portfolio – Westfield Mid Cap Growth Fund, Class 1 Shares
	72,614	9,809	(20,036)	62,387	—	25,504	261,266	—	1,461,713
Total					1,223,135	659,547	16,629,084	6,479,427	418,232,976

(d)	Non-income producing investment.
(e)	Principal and interest may not be guaranteed by the government.
(f)	Represents a security purchased on a when-issued basis.
(g)	The rate shown is the seven-day current annualized yield at December 31, 2017.
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
USD	US Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Corporate Bonds & Notes	—	4,611,492	—	—	4,611,492
Equity Funds	—	—	—	73,298,335	73,298,335
Exchange-Traded Funds	36,857,550	—	—	—	36,857,550
Fixed-Income Funds	—	—	—	251,999,920	251,999,920
Foreign Government Obligations	—	126,128	—	—	126,128
Residential Mortgage-Backed Securities - Agency	—	25,546,739	—	—	25,546,739
U.S. Treasury Obligations	622,428	—	—	—	622,428
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2017	15

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Options Purchased Puts	1,425,650	—	—	—	1,425,650
Money Market Funds	—	—	—	92,934,721	92,934,721
Total Investments	38,905,628	30,284,359	—	418,232,976	487,422,963
Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	452	—	—	452
Futures Contracts	646,741	—	—	—	646,741
Liability
Forward Foreign Currency Exchange Contracts	—	(16,857)	—	—	(16,857)
Futures Contracts	(174,173)	—	—	—	(174,173)
Total	39,378,196	30,267,954	—	418,232,976	487,879,126
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts and futures contracts are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2017

Statement of Assets and Liabilities
December 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$60,576,741
Investments in affiliated issuers, at cost	396,439,465
Investments in options purchased, at cost	1,947,921
Investments in unaffiliated issuers, at value	67,764,337
Investments in affiliated issuers, at value	418,232,976
Investments in options purchased, at value	1,425,650
Foreign currency (identified cost $888)	895
Margin deposits on:
Futures contracts	1,406,631
Unrealized appreciation on forward foreign currency exchange contracts	452
Receivable for:
Investments sold	1,276,936
Capital shares sold	170,785
Dividends	193,490
Interest	40,146
Foreign tax reclaims	41
Variation margin for futures contracts	76,906
Prepaid expenses	1,719
Trustees’ deferred compensation plan	21,229
Total assets	490,612,193
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	16,857
Payable for:
Investments purchased on a delayed delivery basis	25,532,350
Capital shares purchased	1,938,081
Variation margin for futures contracts	135,054
Management services fees	2,906
Distribution and/or service fees	3,186
Service fees	22,139
Compensation of board members	776
Compensation of chief compliance officer	43
Other expenses	32,773
Trustees’ deferred compensation plan	21,229
Total liabilities	27,705,394
Net assets applicable to outstanding capital stock	$462,906,799
Represented by
Trust capital	$462,906,799
Total - representing net assets applicable to outstanding capital stock	$462,906,799
Class 2
Net assets	$462,906,799
Shares outstanding	39,791,408
Net asset value per share	$11.63
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2017	17

Statement of Operations
Year Ended December 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$728,720
Dividends — affiliated issuers	6,479,427
Interest	163,816
Total income	7,371,963
Expenses:
Management services fees	972,380
Distribution and/or service fees
Class 2	1,071,361
Service fees
Class 2	131,574
Transfer agent fees
Class 2	37,174
Compensation of board members	25,621
Custodian fees	34,867
Printing and postage fees	28,446
Audit fees	26,478
Legal fees	11,591
Compensation of chief compliance officer	183
Other	18,103
Total expenses	2,357,778
Net investment income	5,014,185
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	602,494
Investments — affiliated issuers	659,547
Capital gain distributions from underlying affiliated funds	1,223,135
Foreign currency translations	2,922
Forward foreign currency exchange contracts	(61,440)
Futures contracts	4,837,051
Options purchased	(2,085,650)
Net realized gain	5,178,059
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	5,764,416
Investments — affiliated issuers	16,629,084
Foreign currency translations	16,534
Forward foreign currency exchange contracts	(23,523)
Futures contracts	458,430
Options purchased	(152,952)
Net change in unrealized appreciation (depreciation)	22,691,989
Net realized and unrealized gain	27,870,048
Net increase in net assets resulting from operations	$32,884,233
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$5,014,185	$3,264,856
Net realized gain (loss)	5,178,059	(1,466,697)
Net change in unrealized appreciation (depreciation)	22,691,989	7,295,533
Net increase in net assets resulting from operations	32,884,233	9,093,692
Increase (decrease) in net assets from capital stock activity	(14,769,144)	193,722,808
Total increase in net assets	18,115,089	202,816,500
Net assets at beginning of year	444,791,710	241,975,210
Net assets at end of year	$462,906,799	$444,791,710
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2017	19

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2
Subscriptions	7,169,967	81,231,494	22,185,260	237,339,879
Redemptions	(8,648,852)	(96,000,638)	(4,055,487)	(43,617,071)
Net increase (decrease)	(1,478,885)	(14,769,144)	18,129,773	193,722,808
Total net increase (decrease)	(1,478,885)	(14,769,144)	18,129,773	193,722,808
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2017

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Class 2	Year Ended December 31,
	2017	2016	2015	2014	2013 (a)
Per share data
Net asset value, beginning of period	$10.78	$10.46	$10.58	$10.13	$10.00
Income from investment operations:
Net investment income	0.13	0.09	0.10	0.06	0.10
Net realized and unrealized gain (loss)	0.72	0.23	(0.22)	0.39	0.03
Total from investment operations	0.85	0.32	(0.12)	0.45	0.13
Net asset value, end of period	$11.63	$10.78	$10.46	$10.58	$10.13
Total return	7.88%	3.06%	(1.13%)	4.44%	1.30%
Ratios to average net assets
Total gross expenses(b)	0.55%	0.53%	0.56%	0.61%	0.91% (c)
Total net expenses(b),(d)	0.55%	0.53%	0.56%	0.60%	0.67% (c)
Net investment income	1.17%	0.86%	0.98%	0.54%	1.34% (c)
Supplemental data
Net assets, end of period (in thousands)	$462,907	$444,792	$241,975	$142,420	$62,186
Portfolio turnover	103%	106%	142%	184%	109%

Notes to Financial Highlights
(a)	Based on operations from April 12, 2013 (fund commencement of operations) through the stated period end.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Annualized.
(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2017	21

Notes to Financial Statements
December 31, 2017
Note 1. Organization
Columbia Variable Portfolio – Managed Volatility Conservative Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds).
For information on the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar
22	Columbia Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
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Notes to Financial Statements  (continued)
December 31, 2017
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.
24	Columbia Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund’s exposure to equity market risk and to increase return on investments, to produce incremental earnings and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund
Columbia Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
December 31, 2017
gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2017:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	594,638*
Equity risk	Investments, at value — Options Purchased	1,425,650
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	452
Foreign exchange risk	Component of trust capital — unrealized appreciation on futures contracts	24,169*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	27,934*
Total		2,072,843

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	15,985*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	16,857
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	158,188*
Total		191,030

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
26	Columbia Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	—	4,605,199	(2,085,650)	2,519,549
Foreign exchange risk	(61,440)	83,871	—	22,431
Interest rate risk	—	147,981	—	147,981
Total	(61,440)	4,837,051	(2,085,650)	2,689,961

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	—	279,059	(152,952)	126,107
Foreign exchange risk	(23,523)	73,516	—	49,993
Interest rate risk	—	105,855	—	105,855
Total	(23,523)	458,430	(152,952)	281,955
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	96,812,119
Futures contracts — short	5,485,424

Derivative instrument	Average value ($)*
Options contracts — purchased	1,079,029

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	3,572	(10,599)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2017.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
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Notes to Financial Statements  (continued)
December 31, 2017
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2017:
	Deutsche Bank ($)	UBS ($)	Total ($)
Assets
Forward foreign currency exchange contracts	-	452	452
Options purchased puts	1,425,650	-	1,425,650
Total assets	1,425,650	452	1,426,102
Liabilities
Forward foreign currency exchange contracts	-	16,857	16,857
Total liabilities	-	16,857	16,857
Total financial and derivative net assets	1,425,650	(16,405)	1,409,245
Total collateral received (pledged) (a)	-	-	-
Net amount (b)	1,425,650	(16,405)	1,409,245

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
28	Columbia Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
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Notes to Financial Statements  (continued)
December 31, 2017
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2017 was 0.23% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
30	Columbia Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Service fees
Effective July 1, 2017, the Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund bears a service fee paid to Participating Insurance Companies and other financial intermediaries up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2017, was 0.03% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Transfer agency fees
Prior to July 1, 2017, the Fund was a party to a Transfer and Dividend Disbursing Agent Agreement with the Transfer Agent. The annual fee rate under this agreement was 0.00% on assets invested in Underlying Funds that pay a transfer agency fee to the Transfer Agent and 0.06% of the Fund’s average daily net assets on assets invested in securities (other than Underlying Funds that paid a transfer agency fee to the Transfer Agent), including other funds that did not pay a transfer agency fee to the Transfer Agent, exchange-traded funds, derivatives and individual securities. Effective July 1, 2017, the Fund and the Underlying Funds no longer pays a transfer agency fee.
For the year ended December 31, 2017, the Fund’s effective transfer agency fee rate as a percentage of average daily net assets of Class 2 shares was 0.01%.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.
Columbia Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2017	31

Notes to Financial Statements  (continued)
December 31, 2017
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2018
Class 2	1.10%
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $377,087,683 and $377,051,955, respectively, for the year ended December 31, 2017, of which $301,044,383 and $299,860,296, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended December 31, 2017.
32	Columbia Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Note 7. Significant risks
Shareholder concentration risk
At December 31, 2017, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2017	33

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – Managed Volatility Conservative Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Managed Volatility Conservative Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2017 and for the period April 12, 2013 (commencement of operations) through December 31, 2013 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the four years in the period ended December 31, 2017 and for the period April 12, 2013 (commencement of operations) through December 31, 2013 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
34	Columbia Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	66	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	66	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	66	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	66	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	66	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Columbia Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2017	35

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	66	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	66	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	66	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	66	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
36	Columbia Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	191	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2017	37

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
38	Columbia Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2017

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2017	39

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Columbia Variable Portfolio – Managed Volatility Conservative Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
S-6624 AP (2/18)

Annual Report
December 31, 2017
Columbia Variable Portfolio – Managed Risk Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Managed Risk Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Managed Risk Fund (the Fund) pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Jeffrey Knight, CFA
Lead Portfolio Manager
Managed Fund since September 2017
Anwiti Bahuguna, Ph.D.
Co-Portfolio Manager
Managed Fund since September 2017
David Weiss, CFA
Co-Portfolio Manager
Managed Fund since September 2017
Brian Virginia
Co-Portfolio Manager
Managed Fund since September 2017
Portfolio Allocation (%) (at December 31, 2017)
Allocations to Underlying Funds
Underlying Funds: Equity Funds	52.1
International	16.1
U.S. Large Cap	32.0
U.S. Small Cap	4.0
Underlying Funds: Fixed-Income Funds	28.2
Investment Grade	28.2
Allocations to Tactical Assets
Exchange-Traded Funds	3.8
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	11.3
Residential Mortgage-Backed Securities - Agency	4.6
Total	100.0

(a)	Includes investments in Affiliated Money Market Funds (amounting to $2.1 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
2	Columbia Variable Portfolio – Managed Risk Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class 2 shares of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	1,039.00 (a)	1,022.49	1.48 (a)	2.47	0.49 (a)	3.32 (a)	5.55	1.10 (a)
(a)	Based on operations from September 12, 2017 (commencement of operations) through the stated period end.
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Managed Risk Fund | Annual Report 2017	3

Portfolio of Investments
December 31, 2017
(Percentages represent value of investments compared to net assets)
Equity Funds 54.6%
	Shares	Value ($)
International 16.8%
Variable Portfolio – Lazard International Equity Advantage Fund, Class 1 Shares(a)	250,472	2,998,152
U.S. Large Cap 33.6%
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	61,393	2,986,151
Variable Portfolio – MFS® Blended Research® Core Equity Fund, Class 1 Shares(a),(b)	145,803	2,986,054
Total		5,972,205
U.S. Small Cap 4.2%
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	16,981	372,739
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	13,299	372,494
Total		745,233
Total Equity Funds (Cost $9,154,884)		9,715,590

Exchange-Traded Funds 4.0%

iShares iBoxx $ Investment Grade Corporate Bond ETF	4,720	573,763
iShares MSCI EAFE ETF	600	42,186
SPDR S&P 500 ETF Trust	375	100,073
Total Exchange-Traded Funds (Cost $710,701)		716,022

Fixed-Income Funds 29.5%

Investment Grade 29.5%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	217,024	2,248,367
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares(a)	205,568	2,248,915
Variable Portfolio – Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	74,430	748,766
Total		5,246,048
Total Fixed-Income Funds (Cost $5,235,428)		5,246,048
Residential Mortgage-Backed Securities - Agency 4.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(c)
01/17/2033	2.500%	850,000	848,672
Total Residential Mortgage-Backed Securities - Agency (Cost $848,571)			848,672

Money Market Funds 11.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(a),(d)	2,111,451	2,111,451
Total Money Market Funds (Cost $2,111,409)		2,111,451
Total Investments (Cost: $18,060,993)		18,637,783
Other Assets & Liabilities, Net		(835,129)
Net Assets		17,802,654

At December 31, 2017, securities and/or cash totaling $23,908 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
4	Columbia Variable Portfolio – Managed Risk Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
MSCI EAFE Index	2	03/2018	USD	204,550	2,965	—
S&P 500 E-mini	2	03/2018	USD	267,600	4,458	—
U.S. Long Bond	1	03/2018	USD	155,906	459	—
U.S. Treasury 10-Year Note	4	03/2018	USD	498,696	—	(1,234)
U.S. Treasury 2-Year Note	1	03/2018	USD	214,489	—	(393)
U.S. Treasury 5-Year Note	3	03/2018	USD	349,367	—	(598)
U.S. Ultra Bond	1	03/2018	USD	169,068	1,547	—
Total					9,429	(2,225)
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%	10,000,000	4,641,474	(12,530,023)	2,111,451	—	42	6,309	2,111,451
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares	—	97,203	(35,810)	61,393	24,576	227,247	—	2,986,151
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares	—	339,084	(122,060)	217,024	(3,180)	4,853	—	2,248,367
Variable Portfolio – Lazard International Equity Advantage Fund, Class 1 Shares	—	393,819	(143,347)	250,472	2,345	90,765	8,306	2,998,152
Variable Portfolio – MFS® Blended Research® Core Equity Fund, Class 1 Shares	—	229,898	(84,095)	145,803	17,247	197,837	—	2,986,054
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares	—	320,961	(115,393)	205,568	(2,938)	6,171	—	2,248,915
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares	—	26,764	(9,783)	16,981	3,608	22,630	—	372,739
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares	—	20,992	(7,693)	13,299	1,025	22,226	—	372,494
Variable Portfolio – Wells Fargo Short Duration Government Fund, Class 1 Shares	—	116,380	(41,950)	74,430	(1,474)	(403)	—	748,766
Total					41,209	571,368	14,615	17,073,089

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2017.
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Managed Risk Fund | Annual Report 2017	5

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Equity Funds	—	—	—	9,715,590	9,715,590
Exchange-Traded Funds	716,022	—	—	—	716,022
Fixed-Income Funds	—	—	—	5,246,048	5,246,048
Residential Mortgage-Backed Securities - Agency	—	848,672	—	—	848,672
Money Market Funds	—	—	—	2,111,451	2,111,451
Total Investments	716,022	848,672	—	17,073,089	18,637,783
Derivatives
Asset
Futures Contracts	9,429	—	—	—	9,429
Liability
Futures Contracts	(2,225)	—	—	—	(2,225)
Total	723,226	848,672	—	17,073,089	18,644,987
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Variable Portfolio – Managed Risk Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Managed Risk Fund | Annual Report 2017	7

Statement of Assets and Liabilities
December 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$1,559,272
Investments in affiliated issuers, at cost	16,501,721
Investments in unaffiliated issuers, at value	1,564,694
Investments in affiliated issuers, at value	17,073,089
Margin deposits on:
Futures contracts	23,908
Receivable for:
Investments sold on a delayed delivery basis	99,508
Capital shares sold	135,833
Dividends	3,162
Variation margin for futures contracts	1,895
Expense reimbursement due from Investment Manager	480
Trustees’ deferred compensation plan	880
Other assets	1,482
Total assets	18,904,931
Liabilities
Payable for:
Investments purchased	113,947
Investments purchased on a delayed delivery basis	949,460
Capital shares purchased	536
Variation margin for futures contracts	970
Management services fees	63
Distribution and/or service fees	120
Service fees	986
Compensation of board members	757
Compensation of chief compliance officer	20
Other expenses	34,538
Trustees’ deferred compensation plan	880
Total liabilities	1,102,277
Net assets applicable to outstanding capital stock	$17,802,654
Represented by
Trust capital	$17,802,654
Total - representing net assets applicable to outstanding capital stock	$17,802,654
Class 2
Net assets	$17,802,654
Shares outstanding	1,713,309
Net asset value per share	$10.39
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Managed Risk Fund | Annual Report 2017

Statement of Operations
For the period from September 12, 2017 (commencement of operations) through December 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$8,505
Dividends — affiliated issuers	14,615
Total income	23,120
Expenses:
Management services fees	6,293
Distribution and/or service fees
Class 2	12,079
Service fees
Class 2	1,743
Compensation of board members	4,779
Custodian fees	6,240
Printing and postage fees	11,250
Audit fees	17,559
Legal fees	100
Offering costs	9,550
Compensation of chief compliance officer	20
Other	3,647
Total expenses	73,260
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(49,488)
Total net expenses	23,772
Net investment loss	(652)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(4,696)
Investments — affiliated issuers	41,209
Futures contracts	5,229
Net realized gain	41,742
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	5,422
Investments — affiliated issuers	571,368
Futures contracts	7,204
Net change in unrealized appreciation (depreciation)	583,994
Net realized and unrealized gain	625,736
Net increase in net assets resulting from operations	$625,084
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Managed Risk Fund | Annual Report 2017	9

Statement of Changes in Net Assets
Year Ended December 31, 2017 (a)
Operations
Net investment loss	$(652)
Net realized gain	41,742
Net change in unrealized appreciation (depreciation)	583,994
Net increase in net assets resulting from operations	625,084
Increase in net assets from capital stock activity	7,177,570
Total increase in net assets	7,802,654
Net assets at beginning of period	10,000,000
Net assets at end of period	$17,802,654

(a)	Based on operations from September 12, 2017 (fund commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Managed Risk Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended
	December 31, 2017 (a)
	Shares	Dollars ($)
Capital stock activity
Class 2
Subscriptions	1,713,483	17,475,830
Redemptions	(1,000,174)	(10,298,260)
Net increase	713,309	7,177,570
Total net increase	713,309	7,177,570

(a)	Based on operations from September 12, 2017 (fund commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Managed Risk Fund | Annual Report 2017	11

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Class 2	Year Ended December 31, 2017 (a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	(0.00) (b)
Net realized and unrealized gain	0.39
Total from investment operations	0.39
Net asset value, end of period	$10.39
Total return	3.90%
Ratios to average net assets
Total gross expenses(c)	1.17% (d)
Total net expenses(c),(e)	0.49% (d)
Net investment loss	(0.01%) (d)
Supplemental data
Net assets, end of period (in thousands)	$17,803
Portfolio turnover	75%

Notes to Financial Highlights
(a)	The Fund commenced operations on September 12, 2017. Per share data and total return reflect activity from that date.
(b)	Rounds to zero.
(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(d)	Annualized.
(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Managed Risk Fund | Annual Report 2017

Notes to Financial Statements
December 31, 2017
Note 1. Organization
Columbia Variable Portfolio – Managed Risk Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
On September 11, 2017, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $10,000,000 in the Fund (1,000,000 shares for Class 2), which represented the initial capital for Class 2 at $10 per share. Shares of the Fund were first offered to the public on September 18, 2017.
These financial statements cover the period from September 12, 2017 (commencement of operations) through December 31, 2017. All references to the year ended December 31, 2017, refer to the period from September 12, 2017 through December 31, 2017.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by the Investment Manager, its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds).
For information on the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts (Contracts) issued by affiliated life insurance companies and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Columbia Variable Portfolio – Managed Risk Fund | Annual Report 2017	13

Notes to Financial Statements  (continued)
December 31, 2017
Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically
14	Columbia Variable Portfolio – Managed Risk Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Columbia Variable Portfolio – Managed Risk Fund | Annual Report 2017	15

Notes to Financial Statements  (continued)
December 31, 2017
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2017:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	7,423*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	2,006*
Total		9,429

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	2,225*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	17,378
Interest rate risk	(12,149)
Total	5,229

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	7,423
Interest rate risk	(219)
Total	7,204
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	1,478,021

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2017.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
16	Columbia Variable Portfolio – Managed Risk Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
Columbia Variable Portfolio – Managed Risk Fund | Annual Report 2017	17

Notes to Financial Statements  (continued)
December 31, 2017
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
18	Columbia Variable Portfolio – Managed Risk Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The annualized effective management services fee rate for the year ended December 31, 2017 was 0.13% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Offering costs
Offering costs were incurred prior to the shares of the Fund being offered. Offering costs include printing costs and as applicable, miscellaneous and legal fees. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund bears a service fee paid to Participating Insurance Companies and other financial intermediaries up to a cap approved by the Board of Trustees from time to time. The annualized effective service fee rate for the year ended December 31, 2017, was 0.04% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Columbia Variable Portfolio – Managed Risk Fund | Annual Report 2017	19

Notes to Financial Statements  (continued)
December 31, 2017
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2018
Class 2	1.10%
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $27,042,810 and $11,129,739, respectively, for the year ended December 31, 2017, of which $2,602,740 and $1,749,732, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate
20	Columbia Variable Portfolio – Managed Risk Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended December 31, 2017.
Note 7. Significant risks
Shareholder concentration risk
At December 31, 2017, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Variable Portfolio – Managed Risk Fund | Annual Report 2017	21

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – Managed Risk Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Managed Risk Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2017, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period September 12, 2017 (commencement of operations) through December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations, the changes in its net assets and the financial highlights for the period September 12, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
22	Columbia Variable Portfolio – Managed Risk Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	66	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	66	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	66	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	66	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	66	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Columbia Variable Portfolio – Managed Risk Fund | Annual Report 2017	23

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	66	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	66	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	66	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	66	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
24	Columbia Variable Portfolio – Managed Risk Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	191	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio – Managed Risk Fund | Annual Report 2017	25

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
26	Columbia Variable Portfolio – Managed Risk Fund | Annual Report 2017

Board Consideration and Approval of Management Agreement and Subadvisory Agreement
On August 16, 2017, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Variable Insurance Trust (the Trust) unanimously approved, for an initial two-year term, the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) and the Subadvisory Agreement (the Subadvisory Agreement) between the Investment Manager and Threadneedle International Limited with respect to Columbia Variable Portfolio – Managed Risk Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the Management Agreement and the Subadvisory Agreement (collectively, the Agreements).
In connection with their deliberations regarding the proposed Management Agreement and Subadvisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials, as well as other materials provided by the Investment Manager in connection with the Board’s most recent annual approval of the continuation of the management agreements with respect to other series of the Trust, with representatives of the Investment Manager at the Committee meeting held on August 15, 2017, and at Board meetings held on June 14, 2017 and August 15, 2017.
The Committee and the Board also consulted with Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the Management Agreement and the Subadvisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the Management Agreement and the Subadvisory Agreement for the Fund included the following:
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through April 30, 2018 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Agreements;
•	Information on the Fund’s proposed management fees and anticipated total expenses, including information comparing the Fund’s anticipated expenses to those of a group of comparable mutual funds, as determined by the Investment Manager.
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager and the Subadviser under the Agreements, including portfolio management and portfolio trading practices;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel; and
•	Information regarding the capabilities of the Investment Manager and the Subadviser with respect to compliance monitoring services, including an assessment of the Investment Manager’s and the Subadviser’s compliance systems by the Fund’s Chief Compliance Officer.
Columbia Variable Portfolio – Managed Risk Fund | Annual Report 2017	27

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (continued)
Nature, extent and quality of services to be provided under the Agreements
The Committee and the Board considered the nature, extent and quality of services to be provided to the Fund by the Investment Manager, the Subadviser and the Investment Manager’s affiliates under the Agreements and under separate agreements for the provision of transfer agency and shareholder services, and the resources to be dedicated to the Fund and the other Columbia Funds by the Investment Manager, the Subadviser and the Investment Manager’s affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s and the Subadviser’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager and the Subadviser, which included consideration of the Investment Manager’s and the Subadviser’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. The Board also noted that the Board had approved the Subadviser’s code of ethics and compliance program, and that the Chief Compliance Officer of the Funds reports to the Trustees on the Subadviser’s compliance program.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Agreements supported the approval of the Agreements.
Investment performance
Because the Fund had not yet commenced operations, the Committee and the Board did not have investment performance to compare to the returns of a group of comparable mutual funds. However, the Committee and the Board expected to consider, in connection with their next review and consideration of the continuation of the Agreements, the investment performance of the Fund in relation to the annualized return for various time periods of both a group of comparable funds, as determined by the independent third-party data provider, and a benchmark.
The Committee and the Board also considered the Investment Manager’s and Subadviser’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Investment Manager and the Subadviser were sufficient, in light of other considerations, to warrant the approval of the Agreements.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees to be charged to the Fund under the Management Agreement and the Subadvisory Agreement, as well as the total expenses expected to be incurred by the Fund. In assessing the reasonableness of the proposed fees under the Agreements, the Committee and the Board considered, among other information, the Fund’s proposed management fee and its expected total expense ratio as a percentage of average daily net assets. The Committee and the Board also noted that the Investment Manager pays the fees of the Subadviser. The Committee and the Board noted that the Subadviser was not currently expected to manage any assets under the Subadvisory Agreement, but that the Investment Manager could, in the future, allocate investments to be managed by the Subadviser. The Committee and the Board also took into account the proposed fee waiver and expense limitation arrangements that the Investment Manager and the Subadviser would observe during the Fund’s first year, and the management fees and total expense ratios of comparable funds identified by the Investment Manager for purposes of expense comparison.
28	Columbia Variable Portfolio – Managed Risk Fund | Annual Report 2017

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (continued)
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund supported the approval of the Agreements.
Costs of services to be provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates were expected to incur in connection with the services provided and the expected profitability to the Investment Manager and its affiliates from their relationships with the Fund, and expected to consider the costs of services and the profitability of the Investment Manager and its affiliates in connection with the Committee’s and the Board’s next review and consideration of the continuation of the Agreements. The Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the expected expense ratio of the Fund, and the implementation of expense limitations with respect to the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the anticipated costs of services to be provided and the expected profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Agreements.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the Fund through breakpoints in the proposed investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Agreements.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits to be received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. The Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions to be generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board also considered the tax benefits provided to affiliates of the Investment Manager as a result of the election by certain Funds to be taxed as partnerships. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend for approval or approve the proposed Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, approved the Agreements.
Columbia Variable Portfolio – Managed Risk Fund | Annual Report 2017	29

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
30	Columbia Variable Portfolio – Managed Risk Fund | Annual Report 2017

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Columbia Variable Portfolio – Managed Risk Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
S-2030 AP (2/18)

Annual Report
December 31, 2017
Columbia Variable Portfolio – Managed Risk U.S. Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Managed Risk U.S. Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Managed Risk U.S. Fund (the Fund) pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Jeffrey Knight, CFA
Lead Portfolio Manager
Managed Fund since September 2017
Anwiti Bahuguna, Ph.D.
Co-Portfolio Manager
Managed Fund since September 2017
David Weiss, CFA
Co-Portfolio Manager
Managed Fund since September 2017
Brian Virginia
Co-Portfolio Manager
Managed Fund since September 2017
Portfolio Allocation (%) (at December 31, 2017)
Allocations to Underlying Funds
Underlying Funds: Equity Funds	52.1
U.S. Large Cap	52.1
Underlying Funds: Fixed-Income Funds	28.2
Investment Grade	28.2
Allocations to Tactical Assets
Exchange-Traded Funds	4.3
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	11.1
Residential Mortgage-Backed Securities - Agency	4.3
Total	100.0

(a)	Includes investments in Affiliated Money Market Funds (amounting to $1.4 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
2	Columbia Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class 2 shares of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	1,047.00 (a)	1,022.34	1.57 (a)	2.62	0.52 (a)	3.33 (a)	5.55	1.10 (a)
(a)	Based on operations from September 12, 2017 (commencement of operations) through the stated period end.
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2017	3

Portfolio of Investments
December 31, 2017
(Percentages represent value of investments compared to net assets)
Equity Funds 54.5%
	Shares	Value ($)
U.S. Large Cap 54.5%
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	42,008	2,043,244
Variable Portfolio – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares(a),(b)	48,038	1,275,415
Variable Portfolio – MFS® Blended Research® Core Equity Fund, Class 1 Shares(a),(b)	99,778	2,043,452
Variable Portfolio – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	56,020	1,277,824
Total		6,639,935
Total Equity Funds (Cost $6,192,136)		6,639,935

Exchange-Traded Funds 4.5%

iShares iBoxx $ Investment Grade Corporate Bond ETF	3,585	435,793
SPDR S&P 500 ETF Trust	440	117,418
Total Exchange-Traded Funds (Cost $549,470)		553,211

Fixed-Income Funds 29.5%

Investment Grade 29.5%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	148,672	1,540,245
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares(a)	140,836	1,540,742
Variable Portfolio – Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	50,977	512,829
Total		3,593,816
Total Fixed-Income Funds (Cost $3,586,351)		3,593,816
Residential Mortgage-Backed Securities - Agency 4.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(c)
01/17/2033	2.500%	550,000	549,141
Total Residential Mortgage-Backed Securities - Agency (Cost $549,076)			549,141

Money Market Funds 11.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(a),(d)	1,416,025	1,416,025
Total Money Market Funds (Cost $1,416,009)		1,416,025
Total Investments (Cost: $12,293,042)		12,752,128
Other Assets & Liabilities, Net		(561,779)
Net Assets		12,190,349

At December 31, 2017, securities and/or cash totaling $11,953 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 E-mini	2	03/2018	USD	267,600	4,510	—
U.S. Long Bond	1	03/2018	USD	155,906	459	—
U.S. Treasury 10-Year Note	1	03/2018	USD	124,674	—	(385)
U.S. Treasury 5-Year Note	1	03/2018	USD	116,456	—	(259)
U.S. Ultra Bond	1	03/2018	USD	169,068	1,547	—
Total					6,516	(644)
The accompanying Notes to Financial Statements are an integral part of this statement.
4	Columbia Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%	10,000,000	3,878,252	(12,462,227)	1,416,025	—	16	5,706	1,416,025
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares	—	78,692	(36,684)	42,008	56,404	161,737	—	2,043,244
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares	—	273,001	(124,329)	148,672	(2,966)	3,324	—	1,540,245
Variable Portfolio – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares	—	89,317	(41,279)	48,038	35,423	71,390	—	1,275,415
Variable Portfolio – MFS® Blended Research® Core Equity Fund, Class 1 Shares	—	186,204	(86,426)	99,778	45,323	143,417	—	2,043,452
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares	—	258,277	(117,441)	140,836	(2,753)	4,479	—	1,540,742
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares	—	20,454	(20,454)	—	17,497	—	—	—
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares	—	15,917	(15,917)	—	22,004	—	—	—
Variable Portfolio – T. Rowe Price Large Cap Value Fund, Class 1 Shares	—	104,024	(48,004)	56,020	16,928	71,255	—	1,277,824
Variable Portfolio – Wells Fargo Short Duration Government Fund, Class 1 Shares	—	93,630	(42,653)	50,977	(1,495)	(338)	—	512,829
Total					186,365	455,280	5,706	11,649,776

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2017.
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2017	5

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Equity Funds	—	—	—	6,639,935	6,639,935
Exchange-Traded Funds	553,211	—	—	—	553,211
Fixed-Income Funds	—	—	—	3,593,816	3,593,816
Residential Mortgage-Backed Securities - Agency	—	549,141	—	—	549,141
Money Market Funds	—	—	—	1,416,025	1,416,025
Total Investments	553,211	549,141	—	11,649,776	12,752,128
Derivatives
Asset
Futures Contracts	6,516	—	—	—	6,516
Liability
Futures Contracts	(644)	—	—	—	(644)
Total	559,083	549,141	—	11,649,776	12,758,000
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2017

Statement of Assets and Liabilities
December 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$1,098,546
Investments in affiliated issuers, at cost	11,194,496
Investments in unaffiliated issuers, at value	1,102,352
Investments in affiliated issuers, at value	11,649,776
Margin deposits on:
Futures contracts	11,953
Receivable for:
Investments sold on a delayed delivery basis	249,048
Capital shares sold	42,420
Dividends	1,906
Interest	611
Variation margin for futures contracts	1,016
Expense reimbursement due from Investment Manager	454
Trustees’ deferred compensation plan	879
Other assets	1,949
Total assets	13,062,364
Liabilities
Payable for:
Investments purchased	35,122
Investments purchased on a delayed delivery basis	799,545
Capital shares purchased	1,100
Variation margin for futures contracts	970
Management services fees	43
Distribution and/or service fees	82
Service fees	740
Compensation of board members	756
Compensation of chief compliance officer	10
Other expenses	32,768
Trustees’ deferred compensation plan	879
Total liabilities	872,015
Net assets applicable to outstanding capital stock	$12,190,349
Represented by
Trust capital	$12,190,349
Total - representing net assets applicable to outstanding capital stock	$12,190,349
Class 2
Net assets	$12,190,349
Shares outstanding	1,164,698
Net asset value per share	$10.47
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2017	7

Statement of Operations
For the period from September 12, 2017 (commencement of operations) through December 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$5,324
Dividends — affiliated issuers	5,706
Total income	11,030
Expenses:
Management services fees	5,483
Distribution and/or service fees
Class 2	10,516
Service fees
Class 2	1,311
Compensation of board members	4,775
Custodian fees	5,980
Printing and postage fees	9,823
Audit fees	17,559
Legal fees	90
Offering costs	7,612
Compensation of chief compliance officer	10
Other	3,275
Total expenses	66,434
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(44,519)
Total net expenses	21,915
Net investment loss	(10,885)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(5,863)
Investments — affiliated issuers	186,365
Futures contracts	10,316
Net realized gain	190,818
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	3,806
Investments — affiliated issuers	455,280
Futures contracts	5,872
Net change in unrealized appreciation (depreciation)	464,958
Net realized and unrealized gain	655,776
Net increase in net assets resulting from operations	$644,891
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2017

Statement of Changes in Net Assets
Year Ended December 31, 2017 (a)
Operations
Net investment loss	$(10,885)
Net realized gain	190,818
Net change in unrealized appreciation (depreciation)	464,958
Net increase in net assets resulting from operations	644,891
Increase in net assets from capital stock activity	1,545,458
Total increase in net assets	2,190,349
Net assets at beginning of period	10,000,000
Net assets at end of period	$12,190,349

(a)	Based on operations from September 12, 2017 (fund commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2017	9

Statement of Changes in Net Assets   (continued)
	Year Ended
	December 31, 2017 (a)
	Shares	Dollars ($)
Capital stock activity
Class 2
Subscriptions	1,165,001	11,925,794
Redemptions	(1,000,303)	(10,380,336)
Net increase	164,698	1,545,458
Total net increase	164,698	1,545,458

(a)	Based on operations from September 12, 2017 (fund commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2017

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Class 2	Year Ended December 31, 2017 (a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment loss	(0.01)
Net realized and unrealized gain	0.48
Total from investment operations	0.47
Net asset value, end of period	$10.47
Total return	4.70%
Ratios to average net assets
Total gross expenses(b)	1.19% (c)
Total net expenses(b),(d)	0.52% (c)
Net investment loss	(0.26%) (c)
Supplemental data
Net assets, end of period (in thousands)	$12,190
Portfolio turnover	109%

Notes to Financial Highlights
(a)	The Fund commenced operations on September 12, 2017. Per share data and total return reflect activity from that date.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Annualized.
(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
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Notes to Financial Statements
December 31, 2017
Note 1. Organization
Columbia Variable Portfolio – Managed Risk U.S. Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
On September 11, 2017, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $10,000,000 in the Fund (1,000,000 shares for Class 2), which represented the initial capital for Class 2 at $10 per share. Shares of the Fund were first offered to the public on September 18, 2017.
These financial statements cover the period from September 12, 2017 (commencement of operations) through December 31, 2017. All references to the year ended December 31, 2017, refer to the period from September 12, 2017 through December 31, 2017.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by the Investment Manager, its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds).
For information on the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts (Contracts) issued by affiliated life insurance companies and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
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Notes to Financial Statements  (continued)
December 31, 2017
Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically
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Notes to Financial Statements  (continued)
December 31, 2017
permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
14	Columbia Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2017:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	4,510*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	2,006*
Total		6,516

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	644*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	19,568
Interest rate risk	(9,252)
Total	10,316

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	4,510
Interest rate risk	1,362
Total	5,872
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	789,687

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2017.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
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Notes to Financial Statements  (continued)
December 31, 2017
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
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Notes to Financial Statements  (continued)
December 31, 2017
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
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Notes to Financial Statements  (continued)
December 31, 2017
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The annualized effective management services fee rate for the year ended December 31, 2017 was 0.13% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Offering costs
Offering costs were incurred prior to the shares of the Fund being offered. Offering costs include printing costs and as applicable, miscellaneous and legal fees. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund bears a service fee paid to Participating Insurance Companies and other financial intermediaries up to a cap approved by the Board of Trustees from time to time. The annualized effective service fee rate for the year ended December 31, 2017, was 0.03% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
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Notes to Financial Statements  (continued)
December 31, 2017
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rates contractual through April 30, 2018
Class 2	1.10%
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $24,234,781 and $13,538,250, respectively, for the year ended December 31, 2017, of which $2,303,180 and $1,749,311, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate
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Notes to Financial Statements  (continued)
December 31, 2017
plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended December 31, 2017.
Note 7. Significant risks
Shareholder concentration risk
At December 31, 2017, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
20	Columbia Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – Managed Risk U.S. Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Managed Risk U.S. Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2017, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period September 12, 2017 (commencement of operations) through December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations, the changes in its net assets and the financial highlights for the period September 12, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2017	21

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	66	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	66	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	66	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	66	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	66	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
22	Columbia Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	66	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	66	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	66	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	66	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Columbia Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2017	23

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	191	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
24	Columbia Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2017	25

Board Consideration and Approval of Management Agreement and Subadvisory Agreement
On August 16, 2017, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Variable Insurance Trust (the Trust) unanimously approved, for an initial two-year term, the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) and the Subadvisory Agreement (the Subadvisory Agreement) between the Investment Manager and Threadneedle International Limited with respect to Columbia Variable Portfolio – Managed Risk U.S. Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the Management Agreement and the Subadvisory Agreement (collectively, the Agreements).
In connection with their deliberations regarding the proposed Management Agreement and Subadvisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials, as well as other materials provided by the Investment Manager in connection with the Board’s most recent annual approval of the continuation of the management agreements with respect to other series of the Trust, with representatives of the Investment Manager at the Committee meeting held on August 15, 2017, and at Board meetings held on June 14, 2017 and August 15, 2017.
The Committee and the Board also consulted with Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the Management Agreement and the Subadvisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the Management Agreement and the Subadvisory Agreement for the Fund included the following:
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through April 30, 2018 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Agreements;
•	Information on the Fund’s proposed management fees and anticipated total expenses, including information comparing the Fund’s anticipated expenses to those of a group of comparable mutual funds, as determined by the Investment Manager.
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager and the Subadviser under the Agreements, including portfolio management and portfolio trading practices;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel; and
•	Information regarding the capabilities of the Investment Manager and the Subadviser with respect to compliance monitoring services, including an assessment of the Investment Manager’s and the Subadviser’s compliance systems by the Fund’s Chief Compliance Officer.
26	Columbia Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2017

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (continued)
Nature, extent and quality of services to be provided under the Agreements
The Committee and the Board considered the nature, extent and quality of services to be provided to the Fund by the Investment Manager, the Subadviser and the Investment Manager’s affiliates under the Agreements and under separate agreements for the provision of transfer agency and shareholder services, and the resources to be dedicated to the Fund and the other Columbia Funds by the Investment Manager, the Subadviser and the Investment Manager’s affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s and the Subadviser’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager and the Subadviser, which included consideration of the Investment Manager’s and the Subadviser’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. The Board also noted that the Board had approved the Subadviser’s code of ethics and compliance program, and that the Chief Compliance Officer of the Funds reports to the Trustees on the Subadviser’s compliance program.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Agreements supported the approval of the Agreements.
Investment performance
Because the Fund had not yet commenced operations, the Committee and the Board did not have investment performance to compare to the returns of a group of comparable mutual funds. However, the Committee and the Board expected to consider, in connection with their next review and consideration of the continuation of the Agreements, the investment performance of the Fund in relation to the annualized return for various time periods of both a group of comparable funds, as determined by the independent third-party data provider, and a benchmark.
The Committee and the Board also considered the Investment Manager’s and Subadviser’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Investment Manager and the Subadviser were sufficient, in light of other considerations, to warrant the approval of the Agreements.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees to be charged to the Fund under the Management Agreement and the Subadvisory Agreement, as well as the total expenses expected to be incurred by the Fund. In assessing the reasonableness of the proposed fees under the Agreements, the Committee and the Board considered, among other information, the Fund’s proposed management fee and its expected total expense ratio as a percentage of average daily net assets. The Committee and the Board also noted that the Investment Manager pays the fees of the Subadviser. The Committee and the Board noted that the Subadviser was not currently expected to manage any assets under the Subadvisory Agreement, but that the Investment Manager could, in the future, allocate investments to be managed by the Subadviser. The Committee and the Board also took into account the proposed fee waiver and expense limitation arrangements that the Investment Manager and the Subadviser would observe during the Fund’s first year, and the management fees and total expense ratios of comparable funds identified by the Investment Manager for purposes of expense comparison.
Columbia Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2017	27

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (continued)
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund supported the approval of the Agreements.
Costs of services to be provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates were expected to incur in connection with the services provided and the expected profitability to the Investment Manager and its affiliates from their relationships with the Fund, and expected to consider the costs of services and the profitability of the Investment Manager and its affiliates in connection with the Committee’s and the Board’s next review and consideration of the continuation of the Agreements. The Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the expected expense ratio of the Fund, and the implementation of expense limitations with respect to the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the anticipated costs of services to be provided and the expected profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Agreements.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the Fund through breakpoints in the proposed investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Agreements.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits to be received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. The Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions to be generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board also considered the tax benefits provided to affiliates of the Investment Manager as a result of the election by certain Funds to be taxed as partnerships. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend for approval or approve the proposed Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, approved the Agreements.
28	Columbia Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2017

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2017	29

Columbia Variable Portfolio – Managed Risk U.S. Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
S-2032 AP (2/18)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the seventeen series of the registrant whose report to stockholders are included in this annual filing. Fee information for fiscal year end 2017 includes fees for two funds that liquidated during the period and two funds that commenced operations during the period. Fee information for fiscal year end 2016 includes fees for one fund that liquidated during the period and three funds that commenced operations during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2017 and December 31, 2016 are approximately as follows:

2017	2016
$391,900	$365,400

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2017 and December 31, 2016 are approximately as follows:

2017	2016
$0	$6,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In fiscal year 2016, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended December 31, 2017 and December 31, 2016, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2017 and December 31, 2016 are approximately as follows:

2017	2016
$116,100	$52,400

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal years 2017 and 2016, also include Tax Fees for agreed-upon procedures related to foreign tax filings.

During the fiscal years ended December 31, 2017 and December 31, 2016, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2017 and December 31, 2016 are approximately as follows:

2017	2016
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2017 and December 31, 2016 are approximately as follows:

2017	2016
$235,000	$235,000

In fiscal years 2017 and 2016, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

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(e)(2) 100% of the services performed for items (b) through (d) above during 2017 and 2016 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended December 31, 2017 and December 31, 2016 are approximately as follows:

2017	2016
$351,100	$293,400

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Columbia Funds Variable Insurance Trust

By (Signature and Title) /s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date February 20, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date February 20, 2018

By (Signature and Title) /s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date February 20, 2018